UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)          (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/14

Item 1. Reports to Stockholders.

Lazard Funds Semi-Annual Report

June 30, 2014

Real Asset Funds

Lazard Global Listed Infrastructure Portfolio

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

6	Performance Overviews

10	Information About Your Portfolio’s Expenses

12	Portfolio Holdings Presented by Sector

13	Portfolios of Investments

13	Lazard Global Listed Infrastructure Portfolio

15	Lazard US Realty Income Portfolio

16	Lazard US Realty Equity Portfolio

17	Lazard Global Realty Equity Portfolio

19	Notes to Portfolios of Investments

20	Statements of Assets and Liabilities

22	Statements of Operations

24	Statements of Changes in Net Assets

26	Financial Highlights

30	Notes to Financial Statements

39	Board of Directors and Officers Information

41	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2014, global equity markets rose steadily in comparison to a strong 2013. Stocks were somewhat volatile in the beginning of the year as investors were concerned that the US Federal Reserve (the “Fed”) might begin to raise interest rates sooner than previously expected. Regardless, broad market gains were recorded across North America, Europe, and Asia. Emerging-market equities recovered from a difficult 2013 due to an improving economic environment and despite growth concerns in China and negative market movements from the Russia-Ukraine crisis.

Global fixed-income markets performed well as interest rates declined and despite the ongoing tapering by the Fed. Emerging-market debt posted strong returns, supported by the credit-easing measures taken by the European Central Bank and the ongoing accommodative stance by the Fed.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, may achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

Global Listed Infrastructure

After a subdued start to 2014, global equity markets rose more steadily over the second quarter, with markets rising steadily each month as long US treasury yields fell sharply in April and May before rising in June. The infrastructure market, as represented by the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged), performed well during the first half of the year, rising 13.25%. Following the Fed’s announcement in December 2013, the Fed began tapering asset purchases by US$10 billion each month starting in January 2014, with buying down to US$35 billion in June. US markets ended the first half of the year positively, while in Europe the European Central Bank delivered a package of easing measures to fend off the threat of deflation. After producing its first positive month for the year in May, the Japanese market continued to rise and finished the first half of the year as the best-performing developed market as Japan’s Prime Minister Shinzō Abe fired his “third arrow” of economic reforms.

Real Estate Securities

Amid a global backdrop of improving economic growth, moderately rising interest rates, capital markets volatility, and region-specific geopolitical risk, global property stocks (represented by the FTSE EPRA/NAREIT Global® Index) rose 10.98% during the first half of 2014, outperforming the broader global equity market (represented by the Morgan Stanley Capital International (MSCI®) All Country World® Index). Among major countries representing at least 3% of the FTSE EPRA/NAREIT Global Index, property companies in Australia and the United States were the strongest regional performers. By the same criteria, Chinese and Japanese property companies were the worst performers during the period. Among the smaller market-cap countries, India and Italy were strongest, while Taiwan and Austria were weakest.

US commercial real estate fundamentals and capital markets remained healthy; demand was steady, driven by modest job and GDP growth while new supply growth remained at modest levels. This led to small but consistent rent and occupancy gains, resulting in organically driven continued earnings growth exceeding the rate of inflation, and a modest increase in real estate asset prices. While new supply emerged in the multifamily, lodging, and health care sectors and warranted careful monitoring, demand continued to keep pace. Investor demand for yield worked to drive dividend yields and borrowing costs to multi-year lows. Real estate investment trust (REIT) access to debt, preferred equity, and common equity markets remained abundant, allowing companies to maintain leverage at reasonable levels.

In the Asia Pacific region, Chinese residential developers remained exposed to rising inventory levels, weakening sales volumes, and price cuts. However, the central government has started to soften its stance toward the sector by allowing local governments to ease property restrictions and loosen liquidity at the margin. In Australia, REITs with active property management platforms drove earnings growth through a combination of acquisition and development opportunities. Singapore continued to experience downside risks with regard to residential pricing, as well as retail and office rents. Japan continued to benefit from an enhancement in existing government and monetary stimulus.

In Europe, the United Kingdom continued to experience a steady uptick in capital inflows to real estate while continental Europe experienced a mean reversion across all regions and property types. In Latin America, Mexican real estate remained on a strong footing despite some near-term macro pressures, while Brazil continues to trade at discounted valuations amid the short-term macro and political instability in the region.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2014, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 14.00%, while Open Shares posted a total return of 13.83%, as compared with the 13.25% return for the UBS Global 50/50 Infrastructure & Utilities Index (Hedged) and 6.18% return for the MSCI World® Index.

The Portfolio is passively hedged back to the US dollar in an effort to minimize the impact of currency movements of a stock against the investor’s local currency.

Italian shares were the beneficiaries of a further decline of Italian sovereign bond yields, with the Italian 10-year government bond falling from 4.1% to 3.3% in the first quarter of 2014. The contributions to performance were also compounded by confirmation of improvements in the operations of core motorways in the Portfolio’s Italian toll roads. Atlantia performed well in May, as this Italian toll road company released strong first-quarter earnings.

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Tokyo Gas performed strongly in June after the company announced its decision to retire 2.8% of its outstanding shares in mid-July, having bought back the stock in May and June. Another top performer over the first half of 2014 was Australian company, DUET Group. The major news story for DUET was the announcement by fellow Australian listed utility stock Spark Infrastructure that it had acquired an interest of a minimum of 14.1% in DUET.

Fraport’s share price fell, after disappointing the market with its reported retail revenue per passenger figure in its 2013 result, which detracted from performance. Osaka Gas (which was sold during the period) also detracted from performance over the period as the company failed to improve shareholder returns to international standards despite ample balance sheet strength.

Lazard US Realty Income Portfolio

For the six months ended June 30, 2014, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 16.36%, while Open Shares posted a total return of 16.25%, as compared with the 15.66% blended index return for the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

The Portfolio outperformed its benchmark due entirely to security selection. During the period, the Portfolio was invested, on average, 71% in common stocks, 25% in preferred stocks, and the remainder in cash and bond positions. Both the Portfolio’s common and preferred stocks modestly outperformed their respective benchmarks.

In terms of relative performance, the Portfolio was helped by an overweight position in Realty Income, a triple-net REIT, which benefited from property acquisitions completed ahead of investor expectations. Also helping the Portfolio was an overweight position to STAG Industrial, an industrial REIT, as it had better-than-expected acquisition volume and 2014 earnings guidance; and an overweight position to BioMed Realty, a life-science REIT, which benefited from better-than-expected leasing activity.

An overweight position in Campus Crest, a student-housing REIT, hurt performance as it underperformed due to disappointing 2014 earnings guidance and failure by management to consummate a key acquisition. Other detractors from relative performance included an overweight position in Mack-Cali Realty, an office and apartment REIT, whose shares suffered following multiple dividend cuts and a slow, poorly-communicated change in the company’s strategy; and an overweight to American Realty Capital, a triple-net REIT, which underperformed as investors doubted a few of the company’s large acquisitions.

Lazard US Realty Equity Portfolio

For the six months ended June 30, 2014, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 15.95%, while Open Shares posted a total return of 15.77%, as compared with the 16.25% return for the FTSE NAREIT All Equity REITs Index.

In terms of relative performance, the Portfolio benefited from an overweight position in Apartment Investment & Management, an apartment REIT, whose shares were helped by strong apartment fundamentals in virtually all of its key markets. Also helping the Portfolio was an overweight position in Essex Property Trust, an apartment REIT, which benefited from strong apartment fundamentals and the consummation of a major acquisition; and an underweight position in American Realty Capital, a triple-net REIT, whose shares suffered as investors doubted large acquisitions that the company executed.

An overweight position in Realogy Holdings, a single-family housing broker, hurt performance as its shares retreated on investors’ fears that higher interest rates would slow existing single-family home sales. Other detractors from relative performance included an overweight position in Mack-Cali Realty (which was sold during the period), an office and apartment REIT, whose shares suffered following multiple dividend cuts and a slow, poorly-communicated change in the company’s strategy; and an overweight position in Retail Opportunity Investments, a shopping-center REIT, which underperformed following the completion of a secondary equity offering.

Lazard Global Realty Equity Portfolio

For the six months ended June 30, 2014, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 10.90%, while Open Shares posted a total return of

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10.72%, as compared with the 10.98% return for the FTSE EPRA/NAREIT Global Index.

Stock selection, country allocation, and currency were all positive contributors to relative performance.

In terms of relative performance, an overweight position in Hulic REIT, a diversified Japanese REIT with unique exposure to B-grade office, retail, nursing homes, and network centers, helped performance as its IPO was underpriced relative to peers. Also helping the Portfolio was an overweight position in Beni Stabili, an Italian office company, which benefited primarily from a well-executed and well-received recapitalization; and an underweight position in Mitsubishi Estate, a Japanese landlord and developer, which announced that defects were discovered in an apartment development, and a disappointing medium-term plan which highlighted a slow recovery in office rental earnings.

An overweight position in NTT Urban Development, a Japanese landlord and developer of office and residential buildings, hurt performance as it released below-market guidance for the fiscal year 2015 due to lower gains on property sales and tenant withdrawals. Other detractors from relative performance included an overweight position in Wharf Holdings, a Hong Kong retail landlord and China property developer, which was negatively influenced by a slowdown in Hong Kong retail sales and price cuts for its Chinese residential development projects; and an overweight to China Overseas Land & Investment (which was sold during the period), a Chinese residential property developer, which was affected by lower residential market volumes and pricing, despite announcing solid 2013 fiscal-year results and sales targets.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, a Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One Year	Since Inception	†
Institutional Shares**	27.81%	13.79%
Open Shares**	27.41%	13.39%
UBS Global 50/50 Infrastructure & Utilities Index (Hedged)	22.92%	10.65%
MSCI World Index	24.05%	11.69%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

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Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Five Years	Since Inception	†
US Realty Income Portfolio**	10.04%	18.86%		9.65%	22.43%	13.47%
FTSE NAREIT All Equity REITs Index	13.02%	19.21%		13.02%	23.65%	7.83%
Wells Fargo Hybrid and Preferred Securities REIT Index	7.18%	8.73%		7.18%	16.51%	13.14%
Hybrid Index	10.17%	14.07%		10.17%	20.31%	11.11%
S&P 500 Index	24.60%	24.49%		24.60%	18.83%	9.81%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

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Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Five Years	Since Inception	†
US Realty Equity Portfolio**	12.38%	21.77%		12.13%	26.26%	24.72%
FTSE NAREIT All Equity REITs Index	13.02%	19.21%		13.02%	23.65%	18.45%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

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Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index, FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”) and FTSE EPRA/NAREIT Global ex-US® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	Institutional Shares			Open Shares
	One Year	Since Inception	†	One Year	Five Years	Since Inception	†
Global Realty Equity Portfolio**	15.08%	19.24%		14.69%	11.65%	19.86%
FTSE EPRA/NAREIT Global Index	11.70%	17.00%		11.70%	15.52%	15.60%
Global Realty Linked Index	14.45%	17.96%		14.45%	12.80%	15.54%
FTSE EPRA/NAREIT Global ex-US Index	11.69%	16.92%		11.69%	12.25%	15.03%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2014 through June 30, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,140.00	$5.15	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.98	$4.86	0.97%
Open Shares
Actual	$1,000.00	$1,138.30	$6.63	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

US Realty Income
Institutional Shares
Actual	$1,000.00	$1,163.60	$5.26	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.93	$4.91	0.98%
Open Shares
Actual	$1,000.00	$1,162.50	$6.70	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

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Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,159.50	$5.62	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,157.70	$7.22	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$1,109.00	$6.01	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$1,107.20	$7.58	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

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The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2014 (unaudited)

Sector*	Lazard Global Listed Infrastructure Portfolio	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio

Consumer Discretionary	—%	—%	2.8%	2.3%
Financials	—	96.0	94.5	96.2
Industrials	40.5	—	—	—
Materials	—	—	—	0.9
Telecommunication Services	9.4	—	—	—
Utilities	42.4	—	—	—
Short-Term Investments	7.7	4.0	2.7	0.6
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments June 30, 2014 (unaudited)

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.3%

Australia | 14.3%
DUET Group	22,379,665	$51,069,012
Macquarie Atlas Roads Group	4,143,472	12,776,169
SP AusNet	26,434,993	33,028,100
Spark Infrastructure Group	19,088,409	33,298,906
Transurban Group	8,481,865	59,105,011
		189,277,198
Austria | 0.4%
Flughafen Wien AG	59,017	5,495,216

France | 11.5%
Aeroports de Paris	210,764	27,769,015
Eutelsat Communications SA	1,791,618	62,251,550
Vinci SA	842,831	63,013,245
		153,033,810
Germany | 2.7%
Fraport AG	512,275	36,195,248

Italy | 22.6%
ASTM SpA	834,619	13,211,277
Atlantia SpA	3,725,672	106,214,557
Hera SpA	11,275,103	32,113,124
Snam SpA	10,216,947	61,556,301
Societa Iniziative Autostradali e Servizi SpA	1,904,947	24,467,209
Terna SpA	11,783,675	62,153,521
		299,715,989
Japan | 9.8%
Toho Gas Co., Ltd.	4,249,350	23,363,980
Tokyo Gas Co., Ltd.	18,287,700	106,868,549
		130,232,529
Description	Shares	Value

Luxembourg | 4.8%
SES SA	1,668,070	$63,269,258

South Korea | 0.5%
Macquarie Korea Infrastructure Fund	1,097,773	6,824,463

Switzerland | 1.8%
Flughafen Zuerich AG	39,003	23,970,044

United Kingdom | 3.4%
Pennon Group PLC	3,360,731	45,149,702

United States | 21.5%
Ameren Corp.	811,700	33,182,296
California Water Service Group	809,365	19,586,633
CSX Corp.	3,403,130	104,850,435
Norfolk Southern Corp.	584,837	60,255,756
PG&E Corp.	1,304,099	62,622,834
SJW Corp.	190,269	5,175,317
		285,673,271
Total Common Stocks (Identified cost $1,089,070,002)		1,238,836,728

Short-Term Investment | 7.8%
State Street Institutional Treasury Money Market Fund (Identified cost $103,804,457)	103,804,457	103,804,457

Total Investments | 101.1% (Identified cost $1,192,874,459) (b), (c)		$1,342,641,185

Liabilities in Excess of Cash and Other Assets | (1.1)%		(15,081,819)

Net Assets | 100.0%		$1,327,559,366

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Purchase Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

CHF	CSF	09/26/14	3,615,117	$4,048,963	$4,079,586	$30,623	$—
CHF	CSF	09/26/14	4,313,181	4,830,801	4,867,337	36,536	—
KRW	BRC	09/24/14	711,073,463	693,000	700,425	7,425	—
KRW	RBC	09/24/14	688,086,750	672,452	677,782	5,330	—
Total Forward Currency Purchase Contracts				$10,245,216	$10,325,130	$79,914	$—

Forward Currency Sale Contracts open at June 30, 2014:

AUD	BRC	09/26/14	33,440,792	$31,201,930	$31,342,081	$—	$140,151
AUD	CAN	09/26/14	21,544,869	20,104,810	20,192,735	—	87,925
AUD	CSF	09/26/14	11,931,159	11,130,221	11,182,372	—	52,151
AUD	CSF	09/26/14	59,066,170	55,101,059	55,359,237	—	258,178
AUD	HSB	09/26/14	31,345,029	29,245,068	29,377,846	—	132,778
AUD	RBC	09/26/14	34,687,532	32,360,346	32,510,578	—	150,232
CHF	BRC	09/26/14	2,543,814	2,849,094	2,870,642	—	21,548
CHF	CAN	09/26/14	4,345,449	4,867,214	4,903,750	—	36,536
CHF	CSF	09/26/14	23,791,082	26,646,226	26,847,753	—	201,527
EUR	BRC	09/26/14	59,364,861	80,933,717	81,314,441	—	380,724
EUR	CAN	09/26/14	69,660,075	94,981,513	95,416,212	—	434,699
EUR	CIT	09/26/14	52,980,050	72,229,027	72,568,909	—	339,882
EUR	CSF	09/26/14	35,190,736	47,979,754	48,202,169	—	222,415
EUR	HSB	09/26/14	34,537,040	47,085,728	47,306,775	—	221,047
EUR	RBC	09/26/14	61,207,326	83,432,931	83,838,141	—	405,210
EUR	RBC	09/26/14	77,328,084	105,407,458	105,919,392	—	511,934
GBP	BRC	09/26/14	10,966,534	18,641,572	18,754,788	—	113,216
GBP	CAN	09/26/14	1,290,583	2,193,810	2,207,134	—	13,324
GBP	HSB	09/26/14	4,564,871	7,759,413	7,806,768	—	47,355
GBP	RBC	09/26/14	8,318,831	14,140,765	14,226,730	—	85,965
JPY	BNY	09/26/14	3,221,258,288	31,574,154	31,817,232	—	243,078
JPY	BRC	09/26/14	794,360,478	7,785,024	7,846,111	—	61,087
JPY	CAN	09/26/14	1,154,149,268	11,311,862	11,399,842	—	87,980
JPY	CIT	09/26/14	1,251,043,402	12,259,482	12,356,891	—	97,409
JPY	CSF	09/26/14	1,893,435,032	18,554,721	18,701,966	—	147,245
JPY	HSB	09/26/14	1,330,343,393	13,038,811	13,140,158	—	101,347
JPY	HSB	09/26/14	2,893,642,664	28,360,843	28,581,284	—	220,441
KRW	BRC	09/24/14	1,513,199,761	1,475,429	1,490,539	—	15,110
KRW	BRC	09/24/14	1,775,345,170	1,731,199	1,748,758	—	17,559
KRW	CAN	09/24/14	1,321,089,591	1,287,863	1,301,306	—	13,443
KRW	CSF	09/24/14	665,285,396	649,122	655,322	—	6,200
KRW	HSB	09/24/14	1,316,167,329	1,283,440	1,296,457	—	13,017
KRW	RBC	09/24/14	2,011,736,376	1,961,330	1,981,609	—	20,279
Total Forward Currency Sale Contracts				$919,564,936	$924,465,928	—	4,900,992
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$79,914	$4,900,992

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Value

Lazard US Realty Income Portfolio

Common Stocks | 6.0%

Real Estate | 6.0%
Colony Financial, Inc.	243,743	$5,659,712
CoreSite Realty Corp.	44,600	1,474,922
Plum Creek Timber Co., Inc.	31,700	1,429,670

Total Common Stocks (Identified cost $7,888,749)		8,564,304

Preferred Stocks | 23.0%

Real Estate | 23.0%
CBL & Associates Properties, Inc.,
Series E, 6.625%	60,000	1,498,800
DDR Corp.:
Series K, 6.250%	66,000	1,577,400
Series J, 6.500%	47,900	1,189,357
EPR Properties,
Series F, 6.625%	13,769	338,717
General Growth Properties, Inc.,
Series A, 6.375%	275,000	6,627,500
Glimcher Realty Trust 6.875%	160,000	4,008,000
Kimco Realty Corp.,
Series J, 5.500%	69,900	1,597,215
LaSalle Hotel Properties,
Series I, 6.375%	118,700	2,845,239
Pebblebrook Hotel Trust,
Series C, 6.500%	189,414	4,462,594
PS Business Parks, Inc.,
Series U, 5.750%	73,300	1,687,366
Regency Centers Corp.,
Series 7, 6.000%	16,342	387,796
Sun Communities, Inc.,
Series A, 7.125%	49,922	1,267,520
Taubman Centers, Inc.,
Series K, 6.250%	109,771	2,645,481
Vornado Realty Trust,
Series K, 5.700%	102,064	2,399,525
Weingarten Realty Investors,
Series F, 6.500%	14,052	352,986

Total Preferred Stocks (Identified cost $34,014,889)		32,885,496
Description	Shares	Value

Real Estate Investment Trusts | 66.1%
American Realty Capital Properties, Inc.	533,900	$6,689,767
Apollo Commercial Real Estate Finance, Inc.	233,271	3,846,639
AvalonBay Communities, Inc.	19,500	2,772,705
BioMed Realty Trust, Inc.	287,030	6,265,865
Blackstone Mortgage Trust, Inc., Class A	54,600	1,583,400
Campus Crest Communities, Inc.	717,290	6,211,731
CBL & Associates Properties, Inc.	181,200	3,442,800
Digital Realty Trust, Inc.	115,100	6,712,632
Dynex Capital, Inc.	557,520	4,934,052
EPR Properties	96,289	5,379,666
Excel Trust, Inc.	186,000	2,479,380
First Potomac Realty Trust	308,026	4,041,301
Glimcher Realty Trust	263,100	2,849,373
HCP, Inc.	131,200	5,429,056
Home Properties, Inc.	27,000	1,726,920
LaSalle Hotel Properties	84,100	2,967,889
Mack-Cali Realty Corp.	258,400	5,550,432
Medical Properties Trust, Inc.	227,100	3,006,804
Pennsylvania Real Estate Investment Trust	151,300	2,847,466
Realty Income Corp.	27,900	1,239,318
Simon Property Group, Inc.	15,500	2,577,340
STAG Industrial, Inc.	80,900	1,942,409
Sun Communities, Inc.	106,051	5,285,582
Washington Prime Group, Inc.	7,750	145,235
WP Carey, Inc.	73,269	4,718,524

Total Real Estate Investment Trusts (Identified cost $96,119,095)		94,646,286

Short-Term Investment | 4.0%
State Street Institutional Treasury Money Market Fund (Identified cost $5,653,902)	5,653,902	5,653,902

Total Investments | 99.1% (Identified cost $143,676,635) (b)		$141,749,988

Cash and Other Assets in Excess of Liabilities | 0.9%		1,326,718

Net Assets | 100.0%		$143,076,706

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Value

Lazard US Realty Equity Portfolio

Common Stocks | 6.1%

Commercial Services | 2.5%
Realogy Holdings Corp. (a)	53,977	$2,035,473

Leisure & Entertainment | 2.7%
Starwood Hotels & Resorts Worldwide, Inc.	28,042	2,266,354

Real Estate | 0.9%
Farmland Partners, Inc.	55,400	725,740

Total Common Stocks (Identified cost $5,122,526)		5,027,567

Real Estate Investment Trusts | 91.0%
Acadia Realty Trust	28,300	794,947
American Homes 4 Rent, Class A	144,356	2,563,763
American Realty Capital Properties, Inc.	275,105	3,447,066
American Tower Corp.	53,989	4,857,930
Apartment Investment & Management Co., Class A	100,937	3,257,237
AvalonBay Communities, Inc.	25,609	3,641,344
Boston Properties, Inc.	17,184	2,030,805
CBL & Associates Properties, Inc.	59,868	1,137,492
Crown Castle International Corp.	34,955	2,595,758
DDR Corp.	194,442	3,428,012
Digital Realty Trust, Inc.	31,984	1,865,307
Education Realty Trust, Inc.	194,417	2,088,039
Equity Lifestyle Properties, Inc.	26,147	1,154,651
Essex Property Trust, Inc.	17,532	3,241,842
Description	Shares	Value

Extra Space Storage, Inc.	27,394	$1,458,730
First Potomac Realty Trust	156,456	2,052,703
Glimcher Realty Trust	202,096	2,188,700
HCP, Inc.	94,400	3,906,272
Kilroy Realty Corp.	25,570	1,592,500
Parkway Properties Inc.	46,111	952,192
Pebblebrook Hotel Trust	33,043	1,221,269
Prologis, Inc.	44,312	1,820,780
Public Storage	13,591	2,328,818
Retail Opportunity Investments Corp.	154,697	2,433,384
Simon Property Group, Inc.	50,370	8,375,524
SL Green Realty Corp.	9,937	1,087,207
Sunstone Hotel Investors, Inc.	94,996	1,418,290
Ventas, Inc.	55,952	3,586,523
Vornado Realty Trust	12,158	1,297,623
Weyerhaeuser Co.	68,634	2,271,099

Total Real Estate Investment Trusts (Identified cost $67,453,436)		74,095,807

Short-Term Investment | 2.7%
State Street Institutional Treasury Money Market Fund (Identified cost $2,166,583)	2,166,583	2,166,583

Total Investments | 99.8% (Identified cost $74,742,545) (b)		$81,289,957

Cash and Other Assets in Excess of Liabilities | 0.2%		152,987

Net Assets | 100.0%		$81,442,944

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Value

Lazard Global Realty Equity Portfolio

Common Stocks | 30.5%

Australia | 2.6%
Charter Hall Group	26,189	$105,201
Goodman Group	32,439	154,471
		259,672
Brazil | 1.6%
Aliansce Shopping Centers SA	10,900	88,601
BR Properties SA	11,000	66,264
		154,865
Canada | 0.6%
First Capital Realty, Inc.	3,400	59,330

Hong Kong | 7.1%
Cheung Kong Holdings, Ltd.	9,000	159,553
Hang Lung Properties, Ltd.	17,000	52,423
Hongkong Land Holdings, Ltd.	22,000	146,740
Hysan Development Co., Ltd.	16,000	75,144
The Wharf Holdings, Ltd.	36,825	266,077
		699,937
India | 0.9%
DLF, Ltd.	26,435	94,255

Japan | 7.8%
Mitsubishi Estate Co., Ltd.	6,000	148,127
Mitsui Fudosan Co., Ltd.	9,000	303,480
NTT Urban Development Corp.	9,300	104,654
Sumitomo Realty & Development Co., Ltd.	5,000	214,550
		770,811
Malaysia | 0.2%
UEM Sunrise Berhad	35,400	22,380

Mexico | 0.9%
Corp Inmobiliaria Vesta SAB de CV	40,900	85,940

Norway | 0.3%
Norwegian Property ASA (a)	25,153	30,960

Philippines | 4.2%
Ayala Land, Inc.	298,065	208,270
Megaworld Corp.	1,965,959	202,676
		410,946
Thailand | 0.3%
Land and Houses Public Co. Ltd.	82,577	25,062
Description	Shares	Value

United Kingdom | 1.7%
Capital & Counties Properties PLC	29,985	$167,137

United States | 2.3%
Realogy Holdings Corp. (a)	2,319	87,449
Starwood Hotels & Resorts Worldwide, Inc.	1,780	143,860
		231,309
Total Common Stocks (Identified cost $2,868,876)		3,012,604

Real Estate Investment Trusts | 67.9%

Australia | 3.7%
Charter Hall Retail REIT	15,333	56,098
Dexus Property Group	149,090	156,049
Scentre Group (a)	17,967	54,215
Westfield Corp.	14,420	97,221
		363,583
Brazil | 0.4%
Cyrela Commercial Properties SA Empreendimentos e Participacoes	5,000	41,865

Canada | 2.7%
Allied Properties Real Estate Investment Trust	2,185	72,386
Boardwalk Real Estate Investment Trust	3,133	191,612
		263,998
France | 5.6%
Fonciere des Regions	1,123	121,757
Gecina SA	1,019	148,601
Klepierre	3,407	173,616
Unibail-Rodamco SE	389	113,163
		557,137
Hong Kong | 0.9%
The Link REIT	16,019	86,188

Italy | 1.3%
Beni Stabili SpA	137,903	126,516

Japan | 4.3%
Hulic Reit, Inc.	69	109,591
Japan Logistics Fund, Inc.	25	59,301
Japan Real Estate Investment Corp.	14	81,536
Nippon Accommodations Fund, Inc.	18	68,230
Nippon Building Fund, Inc.	6	35,062
Premier Investment Corp.	17	67,627
		421,347

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Value

Lazard Global Realty Equity Portfolio (concluded)

Mexico | 0.8%
Asesor de Activos Prisma SAPI de CV	17,700	$25,649
Fibra Uno Administracion SA de CV	15,600	54,700
		80,349
Singapore | 1.8%
CapitaMall Trust	50,000	79,197
Frasers Centrepoint Trust	67,925	103,230
		182,427
United Kingdom | 4.3%
Big Yellow Group PLC	22,743	193,055
Great Portland Estates PLC	15,046	165,828
SEGRO PLC	11,093	65,535
		424,418
United States | 42.1%
American Homes 4 Rent, Class A	8,198	145,596
American Realty Capital Properties, Inc.	19,100	239,323
American Tower Corp.	545	49,039
Apartment Investment & Management Co., Class A	3,714	119,851
AvalonBay Communities, Inc.	1,406	199,919
Boston Properties, Inc.	1,092	129,052
CBL & Associates Properties, Inc.	3,888	73,872
DDR Corp.	10,060	177,358
Digital Realty Trust, Inc.	2,471	144,109
Education Realty Trust, Inc.	11,988	128,751
Equity Lifestyle Properties, Inc.	1,700	75,072
Equity Residential	1,889	119,007
Essex Property Trust, Inc.	927	171,412
Extra Space Storage, Inc.	1,898	101,068
First Potomac Realty Trust	10,632	139,492
General Growth Properties, Inc.	4,251	100,154
Glimcher Realty Trust	12,330	133,534
HCP, Inc.	6,036	249,770
Kilroy Realty Corp.	1,569	97,717
Description	Shares	Value

Parkway Properties Inc.	3,261	$67,340
Pebblebrook Hotel Trust	2,096	77,468
Prologis, Inc.	3,003	123,393
Public Storage	922	157,985
Retail Opportunity Investments Corp.	8,739	137,464
Simon Property Group, Inc.	3,071	510,646
SL Green Realty Corp.	635	69,475
Sunstone Hotel Investors, Inc.	6,022	89,908
Ventas, Inc.	3,078	197,300
Vornado Realty Trust	816	87,092
Washington Prime Group, Inc.	1,535	28,766
Weyerhaeuser Co.	862	28,524
		4,169,457
Total Real Estate Investment Trusts (Identified cost $5,951,561)		6,717,285

Closed-End Management Investment Company | 0.9%

United Kingdom | 0.9%
Kennedy Wilson Europe Real Estate PLC (Identified cost $91,223)	4,951	93,204

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $60,001)	60,001	60,001

Total Investments | 99.9% (Identified cost $8,971,661) (b)		$9,883,094

Cash and Other Assets in Excess of Liabilities | 0.1%		12,801

Net Assets | 100.0%		$9,895,895

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2014 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Listed Infrastructure	$1,192,874,459	$150,034,116	$267,390	$149,766,726
US Realty Income	143,676,635	4,765,494	6,692,141	(1,926,647)
US Realty Equity	74,742,545	7,110,722	563,310	6,547,412
Global Realty Equity	8,971,661	981,463	70,030	911,433

(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviation:
REIT — Real Estate Investment Trust

Currency Abbreviations:
AUD — Australian Dollar	GBP — British Pound Sterling
CHF — Swiss Franc	JPY — Japanese Yen
EUR — Euro	KRW— South Korean Won

Counterparty Abbreviations:
BNY — Bank of New York Mellon Corp.	CSF — Credit Suisse Group AG
BRC — Barclays Bank PLC	HSB — HSBC Bank USA
CAN — Canadian Imperial Bank of Commerce	RBC — Royal Bank of Canada
CIT — Citibank NA

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Global Listed Infrastructure Portfolio	Lazard Global Realty Equity Portfolio

Airport Development & Maintenance	7.0%	—%
Cable Television	9.5	—
Commercial Services	—	0.9
Construction & Engineering	4.7	—
Electric	23.2	—
Energy Services	4.6	—
Gas Utilities	9.8	—
Housing	—	0.3
Leisure & Entertainment	—	1.5
Metals & Mining	—	0.6
Real Estate	—	95.1
Transportation	29.2	—
Water	5.3	—
Subtotal	93.3	98.4
Closed-End Management Investment Company	—	0.9
Short-Term Investments	7.8	0.6
Total Investments	101.1%	99.9%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2014	Lazard Global Listed Infrastructure Portfolio	Lazard US Realty Income Portfolio

ASSETS
Investments in securities, at value	$1,342,641,185	$141,749,988
Cash	—	—
Foreign currency	924,671	—
Receivables for:
Capital stock sold	6,461,245	463,352
Dividends and interest	3,105,728	1,207,289
Investments sold	555,670	—
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	79,914	—
Total assets	1,353,768,413	143,420,629

LIABILITIES
Payables for:
Management fees	942,523	86,567
Accrued distribution fees	19,155	17,269
Accrued directors’ fees	4,733	783
Investments purchased	18,932,533	—
Capital stock redeemed	1,367,111	184,729
Gross unrealized depreciation on forward currency contracts	4,900,992	—
Other accrued expenses and payables	42,000	54,575
Total liabilities	26,209,047	343,923
Net assets	$1,327,559,366	$143,076,706

NET ASSETS
Paid in capital	$1,146,544,241	$141,570,381
Undistributed net investment income	7,346,050	3,952
Accumulated net realized gain (loss)	28,709,189	3,429,020
Net unrealized appreciation (depreciation) on:
Investments	149,766,726	(1,926,647)
Foreign currency and forward currency contracts	(4,806,840)	—
Net assets	$1,327,559,366	$143,076,706

Institutional Shares
Net assets	$1,220,636,929	$55,984,518
Shares of capital stock outstanding*	82,590,249	6,620,999
Net asset value, offering and redemption price per share	$14.78	$8.46

Open Shares
Net assets	$106,922,437	$87,092,188
Shares of capital stock outstanding*	7,223,661	10,316,340
Net asset value, offering and redemption price per share	$14.80	$8.44

Cost of investments in securities	$1,192,874,459	$143,676,635
Cost of foreign currency	$923,669	$—

* $0.001 par value, 6,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

20   Semi-Annual Report

Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio

$81,289,957	$9,883,094
—	10
—	3,227

176,351	100
190,442	31,632
—	—
—	11,070
—	—
81,656,750	9,929,133

43,362	—
14,701	789
453	51
—	1
127,181	9,438
—	—
28,109	22,959
213,806	33,238
$81,442,944	$9,895,895

$74,245,544	$8,907,548
747,155	95,832
(97,167)	(18,166)

6,547,412	910,431
—	250
$81,442,944	$9,895,895

$8,851,751	$5,904,260
475,692	343,503
$18.61	$17.19

$72,591,193	$3,991,635
3,892,613	232,728
$18.65	$17.15

$74,742,545	$8,971,661
$—	$3,207

Semi-Annual Report  21

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2014	Lazard Global Listed Infrastructure Portfolio	Lazard US Realty Income Portfolio

Investment Income
Income
Dividends	$20,752,387	$3,859,994

Expenses
Management fees (Note 3)	4,432,984	475,396
Administration fees	119,576	37,471
Custodian fees	103,805	23,335
Distribution fees (Open Shares)	81,178	94,122
Professional services	29,443	19,041
Registration fees	46,502	29,980
Shareholders’ services	18,546	26,753
Shareholders’ reports	17,271	12,600
Directors’ fees and expenses	10,107	1,574
Other†	9,236	3,520
Total gross expenses	4,868,648	723,792
Management fees waived and expenses reimbursed	—	—
Administration fees waived	—	—
Total net expenses	4,868,648	723,792
Net investment income	15,883,739	3,136,202

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	46,415,977	1,599,823
Foreign currency and forward currency contracts	(12,927,349)	—
Purchased options	—	—
Total net realized gain on investments, foreign currency, forward currency contracts and options	33,488,628	1,599,823
Net change in unrealized appreciation (depreciation) on:
Investments**	84,523,690	14,245,269
Foreign currency and forward currency contracts	(2,459,525)	—
Purchased options	—	—
Total net change in unrealized appreciation on investments, foreign currency, forward currency contracts and options	82,064,165	14,245,269
Net realized and unrealized gain on investments, foreign currency, forward currency contracts and options	115,552,793	15,845,092
Net increase in net assets resulting from operations	$131,436,532	$18,981,294
* Net of foreign withholding taxes of	$3,051,222	$—
**Includes net change in unrealized foreign capital gains taxes of	$—	$—
† Includes interest on line of credit of	$—	$910

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio

$1,223,492	$194,665

289,434	40,484
32,031	26,772
20,013	34,035
80,379	4,385
18,538	17,930
8,772	14,991
38,136	13,544
9,137	5,186
910	105
776	1,936
498,126	159,368
(21,789)	(93,002)
—	(9,375)
476,337	56,991
747,155	137,674

256,402	76,373
—	(332)
39,164	—
295,566	76,041

9,509,570	770,814
—	14
29,595	—

9,539,165	770,828

9,834,731	846,869
$10,581,886	$984,543
$—	$14,271
$—	$(1,002)
$245	$3

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Global Listed Infrastructure Portfolio		Lazard US Realty Income Portfolio
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income	$15,883,739	$12,304,735	$3,136,202	$7,701,746
Net realized gain on investments, foreign currency, forward currency contracts and options	33,488,628	22,632,285	1,599,823	13,703,073
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and options	82,064,165	57,478,248	14,245,269	(21,754,968)
Net increase (decrease) in net assets resulting from operations	131,436,532	92,415,268	18,981,294	(350,149)

Distributions to shareholders
From net investment income
Institutional Shares	(12,625,021)	(11,132,365)	(1,303,093)	(2,107,432)
Open Shares	(805,713)	(618,857)	(1,829,157)	(3,536,093)
From net realized gains
Institutional Shares	—	(17,822,542)	—	(6,465,318)
Open Shares	—	(1,133,716)	—	(8,465,688)
From return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(13,430,734)	(30,707,480)	(3,132,250)	(20,574,531)

Capital stock transactions
Net proceeds from sales
Institutional Shares	519,747,108	634,839,540	14,914,320	42,701,987
Open Shares	65,808,373	29,997,173	26,706,077	121,300,948
Net proceeds from reinvestment of distributions
Institutional Shares	8,458,412	19,887,096	1,181,481	7,944,138
Open Shares	766,216	1,649,076	1,751,360	11,491,478
Cost of shares redeemed
Institutional Shares	(58,913,771)	(196,894,697)	(13,786,095)	(47,910,867)
Open Shares	(8,540,340)	(6,801,074)	(17,601,416)	(107,986,190)
Net increase in net assets from capital stock transactions	527,325,998	482,677,114	13,165,727	27,541,494

Redemption fees (Note 2(i))
Institutional Shares	2,082	6,934	2,406	2,700
Open Shares	3,500	2,938	4,121	18,372
Net increase in net assets from redemption fees	5,582	9,872	6,527	21,072
Total increase in net assets	645,337,378	544,394,774	29,021,298	6,637,886
Net assets at beginning of period	682,221,988	137,827,214	114,055,408	107,417,522
Net assets at end of period*	$1,327,559,366	$682,221,988	$143,076,706	$114,055,408
*Includes undistributed (distributions in excess of) net investment income of	$7,346,050	$4,893,045	$3,952	$—

Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	48,827,881	11,419,125	6,343,004	6,073,485
Shares sold	37,377,808	51,937,910	1,851,425	4,657,361
Shares issued to shareholders from reinvestment of distributions	596,248	1,546,421	144,990	1,022,521
Shares redeemed	(4,211,688)	(16,075,575)	(1,718,420)	(5,410,363)
Net increase (decrease)	33,762,368	37,408,756	277,995	269,519
Shares outstanding at end of period	82,590,249	48,827,881	6,620,999	6,343,004

Open Shares
Shares outstanding at beginning of period	3,125,100	1,159,035	8,991,883	6,474,598
Shares sold	4,662,323	2,376,299	3,300,699	13,171,196
Shares issued to shareholders from reinvestment of distributions	53,818	128,456	214,882	1,467,505
Shares redeemed	(617,580)	(538,690)	(2,191,124)	(12,121,416)
Net increase	4,098,561	1,966,065	1,324,457	2,517,285
Shares outstanding at end of period	7,223,661	3,125,100	10,316,340	8,991,883

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Lazard US Realty Equity Portfolio		Lazard Global Realty Equity Portfolio
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

$747,155	$1,628,515	$137,674	$100,990

295,566	4,359,190	76,041	793,854

9,539,165	(5,477,119)	770,828	(769,313)
10,581,886	510,586	984,543	125,531

—	(112,274)	—	(111,909)
—	(739,462)	—	(61,907)

—	(633,914)	—	(199,993)
—	(5,041,557)	—	(135,853)

—	—	—	(32,900)
—	—	—	(22,116)
—	(6,527,207)	—	(564,678)

1,929,309	6,127,319	3,000	4,925,553
18,787,164	48,927,295	1,429,707	1,086,728

—	744,504	—	344,801
—	5,519,188	—	209,328

(2,104,733)	(957,742)	—	(2,530,692)
(16,420,919)	(53,866,480)	(205,945)	(918,254)
2,190,821	6,494,084	1,226,762	3,117,464

—	—	—	—
2,778	8,612	—	31
2,778	8,612	—	31
12,775,485	486,075	2,211,305	2,678,348
68,667,459	68,181,384	7,684,590	5,006,242
$81,442,944	$68,667,459	$9,895,895	$7,684,590

$747,155	$—	$95,832	$(95,276)

488,840	160,617	343,325	164,688
109,327	335,532	178	303,046
—	46,396	—	22,413
(122,475)	(53,705)	—	(146,822)
(13,148)	328,223	178	178,637
475,692	488,840	343,503	343,325

3,776,638	3,747,565	152,733	130,199
1,064,298	2,682,699	92,792	63,297
—	342,619	—	13,430
(948,323)	(2,996,245)	(12,797)	(54,193)
115,975	29,073	79,995	22,534
3,892,613	3,776,638	232,728	152,733

Semi-Annual Report  25

The Lazard Funds, Inc. Financial Highlights

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended				Period Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09*

Institutional Shares
Net asset value, beginning of period	$13.13	$10.96	$9.78	$10.31	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.35	0.31	0.33	0.30		— (b)
Net realized and unrealized gain (loss)	1.61	2.53	1.43	(0.48)	0.34		—

Total from investment operations	1.83	2.88	1.74	(0.15)	0.64		— (b)
Less distributions from:
Net investment income	(0.18)	(0.33)	(0.35)	(0.15)	(0.23)		—
Net realized gains	—	(0.38)	(0.21)	(0.23)	(0.10)		—

Total distributions	(0.18)	(0.71)	(0.56)	(0.38)	(0.33)		—

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)		—

Net asset value, end of period	$14.78	$13.13	$10.96	$9.78	$10.31		$10.00

Total Return (c)	14.00%	26.56%	18.05%	-1.55%	6.63%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,220,637	$641,127	$125,112	$104,439	$115,680		$74
Ratios to average net assets (d):
Net expenses	0.97%	1.01%	1.14%	1.09%	1.30%		1.30%
Gross expenses	0.97%	1.01%	1.14%	1.09%	1.35%	1,825.00	%(e)
Net investment income (loss)	3.23%	2.80%	3.01%	3.15%	3.01%		-1.30%
Portfolio turnover rate	29%	35%	26%	135%	46%		0%

	Six Months
Selected data for a share of capital	Ended	Year Ended				Period Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09*

Open Shares
Net asset value, beginning of period	$13.15	$10.97	$9.78	$10.34	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22	0.30	0.28	0.28	0.24		— (b)
Net realized and unrealized gain (loss)	1.59	2.55	1.42	(0.49)	0.38		—

Total from investment operations	1.81	2.85	1.70	(0.21)	0.62		— (b)
Less distributions from:
Net investment income	(0.16)	(0.29)	(0.30)	(0.12)	(0.18)		—
Net realized gains	—	(0.38)	(0.21)	(0.23)	(0.10)		—

Total distributions	(0.16)	(0.67)	(0.51)	(0.35)	(0.28)		—

Redemption fees	— (b)	— (b)	— (b)	— (b)	—		—

Net asset value, end of period	$14.80	$13.15	$10.97	$9.78	$10.34		$10.00

Total Return (c)	13.83%	26.24%	17.54%	-1.95%	6.28%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,922	$41,095	$12,715	$8,359	$118		$50
Ratios to average net assets (d):
Net expenses	1.25%	1.32%	1.50%	1.60%	1.60%		1.60%
Gross expenses	1.25%	1.32%	1.50%	1.67%	18.06%	1,825.00	%(e)
Net investment income (loss)	3.18%	2.42%	2.66%	2.81%	2.37%		-1.60%
Portfolio turnover rate	29%	35%	26%	135%	46%		0%

†	Unaudited.
*	The Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

LAZARD US REALTY INCOME PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		9/26/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$7.44	$8.57	$7.46	$9.73
Income (loss) from investment operations:
Net investment income (a)	0.20	0.47	0.49	0.16
Net realized and unrealized gain (loss)	1.02	(0.27)	1.23	0.55

Total from investment operations	1.22	0.20	1.72	0.71
Less distributions from:
Net investment income	(0.20)	(0.34)	(0.37)	(0.24)
Net realized gains	—	(0.99)	(0.24)	(2.74)

Total distributions	(0.20)	(1.33)	(0.61)	(2.98)

Redemption fees	— (b)	— (b)	— (b)	—

Net asset value, end of period	$8.46	$7.44	$8.57	$7.46

Total Return (c)	16.36%	2.37%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,985	$47,222	$52,024	$19,849
Ratios to average net assets (d):
Net expenses	0.98%	0.95%	1.15%	1.15%
Gross expenses	0.98%	0.98%	1.16%	2.31%
Net investment income	5.08%	5.29%	5.94%	8.26%
Portfolio turnover rate	32%	104%	42%	89%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$7.43	$8.56	$7.45	$11.34	$10.78	$6.79
Income (loss) from investment operations:
Net investment income (a)	0.19	0.44	0.51	0.44	0.32	0.48
Net realized and unrealized gain (loss)	1.01	(0.26)	1.19	(1.21)	2.05	4.10

Total from investment operations	1.20	0.18	1.70	(0.77)	2.37	4.58
Less distributions from:
Net investment income	(0.19)	(0.32)	(0.35)	(0.38)	(0.64)	(0.59)
Net realized gains	—	(0.99)	(0.24)	(2.74)	(1.17)	—

Total distributions	(0.19)	(1.31)	(0.59)	(3.12)	(1.81)	(0.59)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$8.44	$7.43	$8.56	$7.45	$11.34	$10.78

Total Return (c)	16.25%	1.99%	23.00%	-4.82%	23.27%	69.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,092	$66,834	$55,393	$6,007	$15,830	$9,864
Ratios to average net assets (d):
Net expenses	1.25%	1.22%	1.45%	1.47%	1.48%	1.48%
Gross expenses	1.25%	1.24%	1.47%	3.05%	2.42%	4.20%
Net investment income	4.86%	4.86%	6.18%	7.49%	2.81%	5.14%
Portfolio turnover rate	32%	104%	42%	89%	77%	116%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   27

LAZARD US REALTY EQUITY PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		9/26/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$16.05	$17.40	$14.89	$15.76
Income (loss) from investment operations:
Net investment income (a)	0.21	0.41	0.31	0.10
Net realized and unrealized gain (loss)	2.35	(0.10)	2.79	2.91

Total from investment operations	2.56	0.31	3.10	3.01
Less distributions from:
Net investment income	—	(0.25)	(0.17)	(0.12)
Net realized gains	—	(1.41)	(0.42)	(3.76)

Total distributions	—	(1.66)	(0.59)	(3.88)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$18.61	$16.05	$17.40	$14.89

Total Return (c)	15.95%	1.77%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,852	$7,844	$2,794	$1,525
Ratios to average net assets (d):
Net expenses	1.05%	1.13%	1.20%	1.20%
Gross expenses	1.22%	1.27%	2.34%	13.07%
Net investment income	2.39%	2.28%	1.86%	2.32%
Portfolio turnover rate	41%	98%	52%	63%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$16.11	$17.45	$14.92	$19.49	$16.66	$10.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.33	0.30	0.14	(0.07)	0.05
Net realized and unrealized gain (loss)	2.36	(0.06)	2.76	(0.90)	5.17	7.26

Total from investment operations	2.54	0.27	3.06	(0.76)	5.10	7.31
Less distributions from:
Net investment income	—	(0.20)	(0.12)	(0.06)	(0.04)	(0.17)
Net realized gains	—	(1.41)	(0.42)	(3.76)	(2.23)	(1.24)

Total distributions	—	(1.61)	(0.54)	(3.82)	(2.27)	(1.41)

Redemption fees	— (b)	— (b)	0.01	0.01	— (b)	—

Net asset value, end of period	$18.65	$16.11	$17.45	$14.92	$19.49	$16.66

Total Return (c)	15.77%	1.58%	20.58%	-2.44%	33.01%	70.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,591	$60,823	$65,387	$1,138	$4,852	$2,463
Ratios to average net assets (d):
Net expenses	1.35%	1.36%	1.50%	1.80%	1.93%	2.00%
Gross expenses	1.40%	1.41%	1.78%	7.48%	5.66%	17.23%
Net investment income (loss)	2.02%	1.83%	1.74%	1.36%	-0.41%	0.32%
Portfolio turnover rate	41%	98%	52%	63%	91%	138%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		9/26/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$15.49	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.25	0.30	0.22	0.03
Net realized and unrealized gain (loss)	1.45	(0.18)	5.27	0.05

Total from investment operations	1.70	0.12	5.49	0.08
Less distributions from:
Net investment income	—	(0.50)	(0.57)	(0.75)
Net realized gains	—	(0.96)	(0.12)	(0.23)
Return of capital	—	(0.15)	—	—

Total distributions	—	(1.61)	(0.69)	(0.98)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$17.19	$15.49	$16.98	$12.18

Total Return (c)	10.90%	0.89%	45.14%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,904	$5,320	$2,797	$1,914
Ratios to average net assets (d):
Net expenses	1.15%	1.22%	1.30%	1.30%
Gross expenses	3.38%	5.46%	5.84%	17.38%
Net investment income	3.09%	1.79%	1.50%	0.83%
Portfolio turnover rate	25%	81%	42%	41%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$15.48	$16.97	$12.17	$16.98	$14.54	$15.39
Income (loss) from investment operations:
Net investment income (a)	0.24	0.25	0.19	0.06	0.16	0.28
Net realized and unrealized gain (loss)	1.43	(0.18)	5.25	(3.89)	3.99	1.40

Total from investment operations	1.67	0.07	5.44	(3.83)	4.15	1.68
Less distributions from:
Net investment income	—	(0.45)	(0.52)	(0.75)	(0.55)	(1.51)
Net realized gains	—	(0.96)	(0.12)	(0.23)	(1.16)	(1.05)
Return of capital	—	(0.15)	—	—	—	—

Total distributions	—	(1.56)	(0.64)	(0.98)	(1.71)	(2.56)

Redemption fees	—	— (b)	— (b)	—	— (b)	0.03

Net asset value, end of period	$17.15	$15.48	$16.97	$12.17	$16.98	$14.54

Total Return (c)	10.72%	0.60%	44.81%	-22.98%	29.13%	9.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,992	$2,365	$2,209	$667	$1,716	$1,427
Ratios to average net assets (d):
Net expenses	1.45%	1.54%	1.60%	1.84%	1.96%	2.00%
Gross expenses	3.79%	5.81%	6.13%	16.46%	14.35%	25.27%
Net investment income	3.01%	1.45%	1.25%	0.66%	0.98%	1.71%
Portfolio turnover rate	25%	81%	42%	41%	54%	81%

†	Unaudited.
*	The inception date for Institutional Shares was September 26, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2014 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than the US Equity Concentrated, Fundamental Long/Short, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2014. This report includes only the financial statements of Global Listed Infrastructure, US Realty Income, US Realty Equity, and Global Realty Equity Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Shares class. Each Portfolio currently offers Institutional

Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of se-

30  Semi-Annual Report

curity, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depository Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of a Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2014, only Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or in over-the-counter markets.

Semi-Annual Report  31

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2014, transactions in options purchased were as follows:

US Realty Equity Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	1,530	$289,785
Options purchased	750	138,893
Options sold	(1,160)	(220,806)
Options expired	(1,120)	(207,872)
Options outstanding at end of period	—	$—

During the period ended June 30, 2014, only US Realty Equity Portfolio traded in options.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the Portfolios had no unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

US Realty Equity	$508,313
Global Realty Equity	7,594

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, on shares of the Portfolios will be declared and paid annually, except that Global Listed Infrastructure and US Realty Income Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholders distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Portfo-

32  Semi-Annual Report

lios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Excess cash in Portfolios’ demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Redemption Fee—All Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Global Listed Infrastructure	0.90%
US Realty Income	0.75
US Realty Equity	0.80
Global Realty Equity*	0.90

* Effective July 1, 2014, the annual rate is 0.85%.

The Investment Manager has voluntarily agreed, through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	Year

Global Listed Infrastructure	1.30%	1.60%	2024
US Realty Income	1.00	1.30	2016
US Realty Equity	1.05	1.35	2024
Global Realty Equity	1.15	1.45	2016

During the period ended June 30, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

US Realty Equity	$ 6,956	$ —	$14,833	$ —
Global Realty Equity	24,698	30,869	15,786	21,649

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2014, State Street waived its fees of $9,375 for the Global Realty Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, sub-

Semi-Annual Report  33

ject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were as follows:

Portfolio	Purchases	Sales

Global Listed Infrastructure	$714,179,486	$275,348,834
US Realty Income	46,965,674	38,841,903
US Realty Equity	30,065,195	28,381,797
Global Realty Equity	3,627,782	2,254,224

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2014, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

US Realty Income	$5,976,000	$6,350,000	1.10%	5
US Realty Equity	365,909	825,000	1.10	22
Global Realty Equity	55,000	90,000	1.08	2

*   For days borrowings were outstanding.

7. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, national-

34  Semi-Annual Report

ization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market partici-

pants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$1,238,836,728	$—	$—	$1,238,836,728
Short-Term Investment	103,804,457	—	—	103,804,457
Other Financial Instruments*
Forward Currency Contracts	—	79,914	—	79,914
Total	$1,342,641,185	$79,914	$—	$1,342,721,099
Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(4,900,992)	$—	$(4,900,992)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Semi-Annual Report  35

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

US Realty Income Portfolio
Common Stocks	$8,564,304	$—	$—	$8,564,304
Preferred Stocks	32,885,496	—	—	32,885,496
Real Estate Investment Trusts	94,646,286	—	—	94,646,286
Short-Term Investment	5,653,902	—	—	5,653,902
Total	$141,749,988	$—	$—	$141,749,988
US Realty Equity Portfolio
Common Stocks	$5,027,567	$—	$—	$5,027,567
Real Estate Investment Trusts	74,095,807	—	—	74,095,807
Short-Term Investment	2,166,583	—	—	2,166,583
Total	$81,289,957	$—	$—	$81,289,957
Global Realty Equity Portfolio
Common Stocks	$3,012,604	$—	$—	$3,012,604
Real Estate Investment Trusts	6,717,285	—	—	6,717,285
Closed-End Management Investment Company	93,204	—	—	93,204
Short-Term Investment	60,001	—	—	60,001
Total	$9,883,094	$—	$—	$9,883,094

The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Listed Infrastructure and Global Realty Equity Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

Global Listed Infrastructure Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $1,806,956,344 and $2,138,100,040, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$79,914
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$4,900,992

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(12,700,397)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(2,456,822)

36  Semi-Annual Report

US Realty Equity Portfolio

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on purchased options	$39,164
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on purchased options	$29,595

See Notes 2(c), 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the period ended June 30, 2014, US Realty Income and Global Realty Equity Portfolios did not trade in derivatives.

As of June 30, 2014, the Global Listed Infrastructure Portfolio holds derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2014:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$79,914	$ —	$79,914

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$7,425	$(7,425)	$ —	$ —
Credit Suisse Group AG	67,159	(67,159)	—	—
Royal Bank of Canada	5,330	(5,330)	—	—
Total	$79,914	$(79,914)	$ —	$ —

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$4,900,992	$ —	$4,900,992

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$749,395	$(7,425)	$ —	$741,970
Canadian Imperial Bank of Commerce	673,907	—	—	673,907
Citibank NA	437,291	—	—	437,291
Credit Suisse Group AG	1,130,794	(67,159)	—	1,063,635
HSBC Bank USA	735,985	—	—	735,985
Royal Bank of Canada	1,173,620	(5,330)	—	1,168,290
Total	$4,900,992	$(79,914)	$ —	$4,821,078

Semi-Annual Report  37

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require adjustment or disclosure in the financial statements.

38  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Franci J. Blassberg (60)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Semi-Annual Report  39

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)

Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg, who became a Director effective August 6, 2014, is an “interested person” (as defined in the Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

40   Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 33 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

Semi-Annual Report  41

In reviewing Strategic Insight’s analysis, it was noted that, for at least one share class of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the Global Realty Equity Portfolio (highest in the Groups for both share classes). For the Global Realty Equity Portfolio, the Directors noted that the contractual advisory fee after a fee reduction proposed by management would be competitive with the median for Institutional shares.

It also was noted that, for at least one share class of all Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group, except for the Global Realty Equity (highest in the Open share class Group). For the Global Realty Equity Portfolio, the Directors noted that the Institutional share expense ratio, after giving effect to the fee reduction and lower expense limitation would be only slightly above the median for Institutional shares. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Global Listed Infrastructure Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (collectively with such funds, “Similar Accounts”). There were no Similar Accounts for the US Realty Income, US Realty Equity and Global Realty Equity Portfolios. The Directors discussed the fees paid to the Investment Manager by the Portfolio compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2014.

The Directors noted that one or both share classes of Global Listed Infrastructure, US Realty Equity and US Realty Income were at or above the median of the Group and/or Category for most or all periods and that the performance of the Global Realty Equity Portfolio was generally below median.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of the Global Realty Equity Portfolio.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

42  Semi-Annual Report

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management

Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Global Realty Equity Portfolio.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio.

Semi-Annual Report  43

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS028

Lazard Funds Semi-Annual Report
June 30, 2014

Equity Funds

Lazard US Equity Concentrated Portfolio

Lazard US Strategic Equity Portfolio

Lazard US Mid Cap Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard Fundamental Long/Short Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Lazard Global Equity Select Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
8	Performance Overviews
18	Information About Your Portfolio’s Expenses
21	Portfolio Holdings Presented by Sector
22	Portfolios of Investments
22	Lazard US Equity Concentrated Portfolio
23	Lazard US Strategic Equity Portfolio
25	Lazard US Mid Cap Equity Portfolio
26	Lazard US Small-Mid Cap Equity Portfolio
28	Lazard Fundamental Long/Short Portfolio
31	Lazard International Equity Portfolio
33	Lazard International Equity Select Portfolio
35	Lazard International Strategic Equity Portfolio
37	Lazard International Small Cap Equity Portfolio
39	Lazard Global Equity Select Portfolio
41	Notes to Portfolios of Investments
44	Statements of Assets and Liabilities
48	Statements of Operations
52	Statements of Changes in Net Assets
56	Financial Highlights
67	Notes to Financial Statements
76	Board of Directors and Officers Information
78	Other Information

Please consider a Portfolio's investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio's summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2014, global equity markets rose steadily in comparison to a strong 2013. Stocks were somewhat volatile in the beginning of the year as investors were concerned that the US Federal Reserve (the “Fed”) might begin to raise interest rates sooner than previously expected. Regardless, broad market gains were recorded across North America, Europe, and Asia. Emerging-market equities recovered from a difficult 2013 due to an improving economic environment and despite growth concerns in China and negative market movements from the Russia-Ukraine crisis.

Global fixed-income markets performed well as interest rates declined and despite the ongoing tapering by the Fed. Emerging-market debt posted strong returns, supported by the credit-easing measures taken by the European Central Bank and the ongoing accommodative stance by the Fed.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in the Lazard Funds, may achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index delivered strong results during the six-month period ended June 30, 2014, gaining 7.1%. Stocks were somewhat volatile in the beginning of 2014, as many investors were concerned that the Fed might begin to raise interest rates sooner than previously expected. However, Fed Chair Janet Yellen reassured markets on several occasions that the Fed intends to keep interest rates low until the US economy is stronger. Economic reports were mixed in the first quarter of 2014, and a final revision of first-quarter GDP growth disappointed as the economy contracted at an annualized rate of -2.9%. However, many analysts attributed the slowdown in activity to the severe winter and encouraging data reassured the market that the economy had bounced back from its first-quarter lull. The economy added more jobs than expected in each month of the second quarter, auto sales continued to be strong, and corporate merger-and-acquisition activity continued at a rapid pace.

International Equities

Despite volatility during the early months, most international equity markets rose during the first half of 2014 driven by positive economic data points, an increase in merger-and-acquisition activity, and accommodative monetary policy. During the second quarter of 2014, emerging markets reversed their first quarter decline and ended the period outpacing developed markets. Indian equities were among the best performers on hopes that newly elected Prime Minister Narendra Modi might bring economic and social welfare reform to the country. Turkey also performed well during the period amid multiple interest rate cuts and political stabilization after unrest earlier in the year. Despite a de-escalation of tensions in the second quarter, Russian equities were among the worst performers in the aftermath of events in Crimea and the economic and diplomatic sanctions that followed.

In Europe, data pointed to factory and services output at their highest levels in three years, and euro-zone consumer confidence improved to pre-crisis levels. In an effort to increase bank lending and combat low inflation, the European Central Bank in June introduced another package of stimulative measures that included interest rate reductions. European countries enjoyed lower borrowing costs and improving economic conditions - in particular, bond yields in Greece, Ireland, Italy, Portugal, and Spain have come down significantly. In the United Kingdom, economic data was stronger than expected, unemployment dropped to a five-year low, salaries outpaced inflation for the first time since 2010, and housing prices continued their ascent.

All global sectors finished for the six months ended June 30, 2014 in positive territory. Utility stocks were among the best performers as investors sought higher dividend-paying investments in contrast to record-low bond-yields. Energy stocks also performed well as oil prices rose due to the turmoil in Iraq.

Lazard US Equity Concentrated Portfolio

For the six months ended June 30, 2014, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 9.05%, while Open Shares posted a total return of 8.75%, as compared with the 7.13% return for the S&P 500 Index.

Stock selection in the consumer discretionary sector contributed to performance. Shares of Advance Auto Parts rose after the company announced its acquisition of General Parts International for $2 billion. The transaction has been completed, making the combined entity the largest aftermarket auto parts provider in North America. Stock selection in the consumer staples sector also helped returns. Shares of Molson Coors Brewing rose after the company reported solid quarterly results, driven by strong volumes in its European business and cost savings. Stock selection in the materials sector also detracted from returns. Shares of Silver Wheaton rose due to strong earnings, primarily due to increased production.

In contrast, stock selection in the health care sector detracted from performance. Shares of animal health company Zoetis lagged after management issued disappointing guidance for 2014. Shares of pharmaceutical company Pfizer also detracted from returns after a series of offers made by the company to acquire AstraZeneca were rejected. Stock selection and an underweight position in the energy sector also hurt returns. Shares of offshore drilling contractor Transocean fell as investors were concerned that oil majors would reduce deep-water capital expenditures, which would likely lead to lower utilization rates for offshore drillers.

Lazard US Strategic Equity Portfolio

For the six months ended June 30, 2014, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 7.61%, while Open Shares posted a total

Semi-Annual Report  3

return of 7.50%, as compared with the 7.13% return for the S&P 500 Index.

Stock selection in the consumer staples sector contributed to performance. Shares of Molson Coors Brewing rose after the company reported solid quarterly results, driven by strong volumes in its European business and cost savings. Stock selection in the consumer discretionary sector also helped returns. Shares of Advance Auto Parts rose after the company announced its acquisition of General Parts International for $2 billion. The transaction has been completed, making the combined entity the largest aftermarket auto parts provider in North America.

In contrast, stock selection in the health care sector detracted from performance. Shares of pharmaceutical company Pfizer fell after a series of offers made by the company to acquire AstraZeneca were rejected. Stock selection in the financials sector also hurt returns. Shares of exchange operator Intercontinental Exchange fell after management issued expense guidance for the year that was greater than expected.

Lazard US Mid Cap Equity Portfolio

For the six months ended June 30, 2014, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 5.61%, while Open Shares posted a total return of 5.45%, as compared with the 8.67% return for the Russell Midcap® Index.

Stock selection in the materials sector contributed to performance. Shares of US Silica, a producer of specialized silica sand used in oil and gas wells as well as other commercial applications, rose after the company reported strong earnings, driven by high volumes and pricing increases. Management also raised its guidance for 2014. We sold our position in June as the stock approached our target valuation. Stock selection in the consumer staples sector also helped returns. Shares of Molson Coors Brewing rose after the company reported earnings that exceeded expectations, driven by strong volumes in its European business and cost savings.

In contrast, stock selection in the information technology sector detracted from performance. Shares of data analytics provider CoreLogic fell after the company reported disappointing quarterly results, as mortgage market weakness impacted revenues. We sold our position in March as we saw better risk/reward opportunities elsewhere. Stock selection in the energy sector also hurt returns. Shares of offshore drilling contractor Transocean fell as investors were concerned that oil majors would reduce deepwater capital expenditures, which would likely lead to lower utilization rates for offshore drillers.

Lazard US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2014, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 8.58%, while Open Shares posted a total return of 8.37%, as compared with the 5.95% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of wireless technology company InterDigital rose after management announced that it had renewed its mobile patent agreement with Samsung, its largest customer, after a two year negotiation process. Stock selection in the consumer discretionary sector also helped returns. Shares of Advance Auto Parts rose after the company announced its acquisition of General Parts International for $2 billion. The transaction has been completed, making the combined entity the largest aftermarket auto parts provider in North America.

In contrast, underweight positions in utilities and energy and a lack of exposure to telecom services detracted from performance, as the sectors were the three best performers in the benchmark during the period. In the consumer discretionary sector, shares of women’s retail store operator Francesca’s fell after the company reported quarterly earnings which were below expectations, as severe winter weather and inventory issues hampered results. We sold our position in June as we saw better risk/reward opportunities elsewhere.

Lazard Fundamental Long/Short Portfolio

For the period since inception on April 30, 2014 through June 30, 2014, the Lazard Fundamental Long/Short Portfolio’s Institutional shares posted a total return of 0.00%, while Open Shares posted a total return of 0.00%, as compared with the 4.46% return for the S&P 500 Index.

The Portfolio benefited from a long position in medical device maker CareFusion, as shares rose after the company reported quarterly results. A long position in chip maker NXP Semiconductors also contributed to performance, as shares rose amid speculation that the company would supply

4  Semi-Annual Report

NFC technology for Apple’s new iPhone. The Portfolio also benefited from a long position in pharmaceutical maker Vertex, as shares rose after the release of successful phase 3 trial results for one of the company’s main value-driving cystic fibrosis treatments.

In contrast, the Portfolio was hurt by a long position in utilities and communications contractor MasTec. Shares of the company fell after management lowered its guidance for the current quarter, citing unexpected delays in wireless project spending. We sold our position in June after the announcement, as a reevaluation of our scenarios indicated a higher likelihood of our bear case materializing. A short position in electronic manufacturing services provider Jabil Circuit also hurt returns, as shares rose after the company reported quarterly earnings above expectations, led by strength in its diversified manufacturing services segment. A short position in restaurant reservation services provider OpenTable also hurt returns, as shares rose after Priceline announced plans to acquire the company for $2.6 billion. We covered our position in June following the announcement.

Lazard International Equity Portfolio

For the six months ended June 30, 2014, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 4.71%, while Open Shares posted a total return of 4.56%, as compared with the 4.78% return for the Morgan Stanley Capital International (MSCI®) EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

During the period, stock selection in the consumer discretionary, industrials, and consumer staples sectors was additive to relative returns. Within the consumer discretionary sector, shares of Brazilian education company Estacio performed well on results that exceeded expectations, highlighting increased enrollment. Within the industrials sector, shares of Italian infrastructure company Atlantia performed well amid the recovering European economy, falling Italian bond yields, and results that highlighted increased passenger traffic. In the consumer staples sector, shares of UK based British American Tobacco benefited from results that highlighted increased margins, and on news of potential consolidation within the industry. Lastly, exposure to emerging markets was beneficial to relative returns.

In contrast, stock selection in the health care, financials, and information technology sectors detracted from relative returns. Within the health care sector, German pharmaceutical company Merck, sold during the period, detracted from relative returns amid news that its highly regarded CFO would be resigning to join a competitor. Within the financials sector, shares of Japanese financial services firm Sumitomo Mitsui Financial fell amid the broad decline in Japanese financial services shares. In the information technology sector, shares of Japanese LCD manufacturer Japan Display, sold during the period, declined on weaker than expected demand.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2014, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 6.56%, while Open Shares posted a total return of 6.23%, as compared with the 5.56% return for the MSCI ACWI® ex-US (All Country World ex-US) Index.

During the period, stock selection in the consumer discretionary, industrials, and consumer staples sectors was additive to relative returns. Within the consumer discretionary sector, shares of Brazilian education company Estacio performed well on results that exceeded expectations, highlighting increased enrollment. Within the industrials sector, shares of Italian infrastructure company Atlantia performed well amid the recovering European economy, falling Italian bond yields, and results that highlighted increased passenger traffic. In the consumer staples sector, shares of diversified food company Associated British Foods performed strongly after reporting earnings that beat estimates, a dividend increase, and announcing that they would expand their fashion retail segment into the United States. Lastly, stock selection within emerging markets was beneficial to relative returns.

In contrast, low exposure to and stock selection in the outperforming energy sector detracted from relative returns as Chinese coal producer China Shenhua declined amid weaker coal prices, and Norwegian oil services provider Petroleum Geo-Services declined on weak results. Stock selection in the financials and materials sectors also detracted from relative returns. Within the financials sector, shares of Japanese financial services firm Sumitomo Mitsui Financial fell amid the broad decline in Japanese financial services shares. In the materials sector, shares of Chinese cement producer Anhui Conch fell due to cement price declines and demand weakness.

Semi-Annual Report  5

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2014, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 6.22%, while Open Shares posted a total return of 6.11%, as compared with the 4.78% return for the EAFE Index.

International equity markets rose again in the first half of 2014, despite mixed economic data and lackluster earnings, as investors struggle to find attractive returns in other asset classes and bond yields remain very low. Within the market, there was considerable rotation away from more cyclical areas that performed well last year – for example, information technology, financials, and consumer discretionary stocks – and into more defensive stocks and last year’s laggards, principally energy, health care, and utilities.

The Portfolio outperformed the market in the first half of the year. Broadly, strong stock selection in Japan and emerging markets outweighed negative stock selection in Europe. In the latter region, the Portfolio suffered on a relative basis from not owning certain pharmaceutical companies which benefited from excitement around pipelines and mergers-and-acquisitions, from not owning leveraged utilities that rose as a result of rapidly falling bond yields within the euro zone, and from its low exposure to energy stocks, which benefited from a perception that cash flows for oil majors like Total will improve from here. The portfolio management team broadly remains skeptical of the fundamental investment rationale behind these sector moves.

Elsewhere, stock selection in the consumer sectors was strong. Associated British Foods saw its discount apparel retail business Primark materially rerate as it disclosed its global ambitions, while tobacco company British American Tobacco rose from depressed levels. French auto parts supplier Valeo, the Japanese sportswear company Asics, and the Brazilian education company Estacio all reported strong profits, more than offsetting weaker results from media companies Informa and Pearson, and from Japanese retailer Don Quijote. In financials, Kasikornbank in Thailand and Turkiye Halk Bankasi Anonim Sirketi, a bank in Turkey, recovered from declines driven by recent political events, while Home Capital again defied fears over the Canadian housing market. In industrials, International Consolidated Airlines Group fell on fears of overcapacity in transatlantic air travel, while Airbus declined after additional costs related to its new models.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2014, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 5.88%, while Open Shares posted a total return of 5.78%, as compared with the 5.50% return for the MSCI EAFE Small Cap® Index.

The Portfolio finished higher for the period and outperformed its benchmark. Solid stock picking in the materials, health care, and consumer discretionary sectors contributed to the Portfolio’s outperformance. Weaker stock selection in the utilities, financials, and industrials sectors detracted from performance. Stock selection was additive to the Portfolio in continental Europe and the United Kingdom, while poor stock selection in Japan weighed down performance.

Topcon Corporation, a Japanese manufacturer of optical devices, including surveying equipment and ophthalmological equipment, contributed to the positive performance in information technology for the quarter. The company extended its mid-term plan when it posted results in April indicating continuing strong operating profit growth. Topcon is benefitting from new product introductions and management continues to execute on its expansion plans.

Danish company Auriga Industries, in the materials sector, was one of the top contributors to performance. Auriga primarily develops, manufactures, and markets plant protection agents. In May, the company announced very strong results for the first quarter of the year, with extremely robust organic growth as well as an increase in profitability.

NuFlare Technology, a specialized semiconductor manufacturing equipment maker, detracted from performance in the first half. The company has a dominant market share in mask-writing equipment and produces a limited number of units per year. Share performance suffered in the second quarter after the company announced forecasts for the new fiscal year guiding for a deterioration in operating profits due to pricing pressure. We subsequently exited the position as we rotated capital into investments believed to have more attractive and sustainable returns.

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APR Energy, a UK-listed temporary and emergency generator power provider, detracted from returns. APR specializes in providing electricity generating capacity to various locales. The company’s shares traded lower during the period despite no specific news except for the chief financial officer’s resignation and the placement of an interim resource as his substitute.

Lazard Global Equity Select Portfolio

For the six months ended June 30, 2014, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 3.70%, while Open Shares posted a total return of 3.70%, as compared with the 6.18% return of the MSCI ACWI (All Country World) Index.

Stock selection in the consumer staples sector aided performance. Shares of Molson Coors Brewing rose after the company reported solid quarterly results, driven by strong volumes in its European business and cost savings. Stock selection in the energy sector also helped returns. Shares of Eastman Chemical rose after the company reported its full year results, which exceeded expectations due to the company’s adhesives and plastics segment.

In contrast, stock selection in the financials sector detracted from performance. Shares of partially state-owned bank Sberbank of Russia fell as the nation’s stocks sold off sharply amid ongoing geopolitical turmoil. We sold our position in March as we felt other opportunities had better risk-reward profiles. Stock selection and allocation in the industrials sector also detracted from performance. Shares of Assa Abloy, the Swedish maker of security locks and doors, performed poorly after an extended period of strong performance amid weakness in the Swedish krona and concerns over poor weather in the US during the first quarter may have weighed on profitability.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, a Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	23.96%	17.29%	7.33%
Open Shares**	23.44%	16.89%	7.01%
S&P 500 Index	24.60%	18.83%	7.75%
Russell 1000 Value/S&P 500 Linked Index	24.61%	18.21%	6.60%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

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Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Since
	Year	Years	Inception †
Institutional Shares**	23.05%	17.27%	6.76%
Open Shares**	22.76%	16.94%	6.46%
R6 Shares**	N/A	N/A	4.92%
S&P 500 Index	24.60%	18.83%	7.40%
			(Institutional and
			Open Shares)
			4.55%
			(R6 Shares)

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares and R6 Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	22.58%	16.88%	7.27%
Open Shares**	22.21%	16.58%	6.98%
Russell Midcap Index	26.85%	22.07%	10.43%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	28.67%	20.19%	9.15%
Open Shares**	28.24%	19.80%	8.80%
Russell 2500 Index	25.58%	21.63%	9.78%
Russell 2000/2500 Linked Index	25.58%	21.63%	9.47%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500 Index and HFRX Equity Hedge® Index*

Total Returns*

Period Ended June 30, 2014

	Since
	Inception	†
Institutional Shares**	0.00%
Open Shares**	0.00%
S&P 500 Index	4.46%
HFRX Equity Hedge Index	1.46%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The HFRX Equity Hedge Index tracks the strategy, also known as long/short equity, that combines core long holdings of equities with short sales of stock or stock index options. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	23.03%	13.41%	7.76%
Open Shares**	22.75%	13.08%	7.44%
EAFE Index	23.57%	11.77%	6.93%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-US Index and MSCI EAFE/ACWI
ex-US Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	21.47%	12.15%	6.38%
Open Shares**	20.91%	11.79%	6.04%
MSCI ACWI ex-US Index	21.75%	11.11%	7.75%
MSCI EAFE/ACWI ex-US Linked Index	21.75%	10.19%	6.17%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-US Index is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/ACWI ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-US Index for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	Institutional Shares				Open Shares
	One	Five	Since		One	Five	Since
	Year	Years	Inception	†	Year	Years	Inception	†
International Strategic Equity Portfolio**	23.92%	15.78%	8.47%		23.65%	15.50%	6.61%
EAFE Index	23.57%	11.77%	5.61%		23.57%	11.77%	4.18%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

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Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	27.79%	16.41%	7.22%
Open Shares**	27.32%	16.10%	6.91%
MSCI EAFE Small Cap Index	29.08%	15.21%	8.73%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACWI Index*

Total Returns*

Period Ended June 30, 2014

	Since
	Inception	†
Institutional Shares**	3.70%
Open Shares**	3.70%
MSCI ACWI Index	6.18%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2013.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2014 through June 30, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/14	6/30/14	1/1/14 - 6/30/14	1/1/14 - 6/30/14

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,090.50	$4.25	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.73	$4.11	0.82%
Open Shares
Actual	$1,000.00	$1,087.50	$6.47	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,076.10	$3.86	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$1,075.00	$5.40	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
R6 Shares**
Actual	$1,000.00	$1,049.20	$0.84	0.70%
Hypothetical	$1,000.00	$1,005.07	$0.84	0.70%

18  Semi-Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/14	6/30/14	1/1/14 - 6/30/14	1/1/14 - 6/30/14

US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,056.10	$5.35	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,054.50	$6.88	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,085.80	$4.40	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Open Shares
Actual	$1,000.00	$1,083.70	$6.15	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$5.96	1.19%

Fundamental Long/Short†
Institutional Shares
Actual	$1,000.00	$1,000.00	$5.35	3.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.01	$5.36	3.20%
Open Shares
Actual	$1,000.00	$1,000.00	$6.22	3.72%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,002.14	$6.22	3.72%

International Equity
Institutional Shares
Actual	$1,000.00	$1,047.10	$4.62	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.56	0.91%
Open Shares
Actual	$1,000.00	$1,045.60	$5.98	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.94	$5.91	1.18%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,065.60	$5.89	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$1,062.30	$7.41	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,062.20	$4.30	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.63	$4.21	0.84%
Open Shares
Actual	$1,000.00	$1,061.10	$5.47	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.36	1.07%

Semi-Annual Report  19

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	1/1/14	6/30/14	1/1/14 - 6/30/14	1/1/14 - 6/30/14

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,058.80	$5.77	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
Open Shares
Actual	$1,000.00	$1,057.80	$7.25	1.42%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.10	1.42%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,037.00	$5.56	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,037.00	$7.07	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

**	The inception date for the Share class was May 19, 2014.

†	The Portfolio commenced operations on April 30, 2014. The expense ratios include broker expense and dividend expense on securities sold short.

20  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2014 (unaudited)

					Lazard
	Lazard	Lazard	Lazard	Lazard	Fundamental
	US Equity	US Strategic	US Mid Cap	US Small-Mid Cap	Long/Short Portfolio
Sector*	Concentrated Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio	Long	Short

Consumer Discretionary	25.2%	15.8%	20.7%	17.6%	14.2%		-25.7%
Consumer Staples	13.1	7.2	13.3	—	—		-2.9
Energy	4.0	11.0	4.2	5.3	2.2		-5.3
Financials	2.2	15.0	11.6	22.1	10.6		-15.7
Health Care	27.0	17.5	16.0	8.7	12.1		-16.9
Industrials	—	5.1	9.4	17.7	6.8		-9.7
Information Technology	15.5	23.1	8.1	14.5	13.2		-18.6
Materials	2.0	4.4	9.9	8.5	4.4		-5.2
Telecommunication Services	—	—	—	—	—		—
Utilities	—	—	—	2.9	—		—
Repurchase Agreement	—	—	—	2.7	—		—
Short-Term Investments	11.0	0.9	6.8	—	36.5		—
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%		–100.0%

	Lazard	Lazard	Lazard	Lazard	Lazard
	International	International Equity	International Strategic	International Small Cap	Global Equity
Sector*	Equity Portfolio	Select Portfolio	Equity Portfolio	Equity Portfolio	Select Portfolio

Consumer Discretionary	18.7%	12.4%	22.0%	23.6%		9.1%
Consumer Staples	12.5	12.8	9.5	2.7		9.2
Energy	5.3	5.6	3.2	4.3		4.3
Financials	20.3	18.1	20.4	22.3		21.3
Health Care	12.6	11.8	10.9	8.0		14.4
Industrials	15.8	13.1	14.5	17.1		13.9
Information Technology	2.3	8.3	1.5	12.9		22.1
Materials	5.5	4.7	9.2	6.1		3.9
Telecommunication Services	3.5	6.3	2.2	—		1.2
Utilities	1.6	2.5	2.1	0.8		—
Repurchase Agreement	1.9	—	—	—		—
Short-Term Investments	—	4.4	4.5	2.2		0.6
Total Investments	100.0%	100.0%	100.0%	100.0%		100.0%

*  Represents percentage of total investments.

Semi-Annual Report  21

The Lazard Funds, Inc. Portfolios of Investments June 30, 2014 (unaudited)

Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 88.6%

Alcohol & Tobacco | 7.2%
Molson Coors Brewing Co., Class B	271,042	$20,100,475

Commercial Services | 0.7%
NeuStar, Inc., Class A (a)	74,920	1,949,418

Energy Services | 4.0%
Transocean, Ltd.	245,285	11,045,184

Financial Services | 2.2%
Janus Capital Group, Inc.	498,565	6,222,091

Food & Beverages | 5.8%
Sysco Corp.	433,515	16,235,137

Health Services | 3.7%
Magellan Health Services, Inc. (a)	163,775	10,193,356

Leisure & Entertainment | 13.8%
Houghton Mifflin Harcourt Co.	517,857	9,922,140
Norwegian Cruise Line Holdings, Ltd. (a)	250,750	7,948,775
The Madison Square Garden Co., Class A (a)	73,380	4,582,581
Viacom, Inc., Class B	184,245	15,979,569
		38,433,065
Medical Products | 9.1%
Baxter International, Inc.	183,945	13,299,223
CareFusion Corp. (a)	276,072	12,243,793
		25,543,016
Description	Shares	Value

Metals & Mining | 2.0%
Silver Wheaton Corp.	213,355	$5,604,836

Pharmaceutical & Biotechnology | 14.1%
Pfizer, Inc.	631,957	18,756,484
Zoetis, Inc.	635,351	20,502,777
		39,259,261
Retail | 11.3%
Advance Auto Parts, Inc.	212,512	28,672,119
J.C. Penney Co., Inc. (a)	320,755	2,902,833
		31,574,952
Semiconductors & Components | 4.3%
Xerox Corp.	966,460	12,022,762

Technology Hardware | 10.4%
Apple, Inc.	116,947	10,867,885
Cisco Systems, Inc.	725,505	18,028,799
		28,896,684
Total Common Stocks (Identified cost $214,683,937)		247,080,237

Short-Term Investment | 10.9%
State Street Institutional Treasury Money Market Fund (Identified cost $30,430,940)	30,430,940	30,430,940

Total Investments | 99.5% (Identified cost $245,114,877) (b)		$277,511,177

Cash and Other Assets in Excess of Liabilities | 0.5%		1,464,055

Net Assets | 100.0%		$278,975,232

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 98.6%

Alcohol & Tobacco | 3.9%
Molson Coors Brewing Co., Class B	71,085	$5,271,664

Banking | 1.7%
Regions Financial Corp.	207,950	2,208,429

Cable Television | 1.7%
Comcast Corp., Class A	42,875	2,286,524

Chemicals | 1.7%
Eastman Chemical Co.	26,605	2,323,947

Commercial Services | 4.5%
Corrections Corp. of America	67,935	2,231,665
Republic Services, Inc.	33,700	1,279,589
ServiceMaster Global Holdings, Inc.	37,225	678,612
Tyco International, Ltd.	40,800	1,860,480
		6,050,346
Computer Software | 2.2%
Check Point Software Technologies, Ltd. (a)	21,250	1,424,388
Microsoft Corp.	34,775	1,450,117
		2,874,505
Energy Exploration & Production | 4.0%
Apache Corp.	26,900	2,706,678
Devon Energy Corp.	33,775	2,681,735
		5,388,413
Energy Integrated | 3.9%
Chevron Corp.	21,575	2,816,616
Consol Energy, Inc.	51,400	2,367,998
		5,184,614
Energy Services | 3.0%
HollyFrontier Corp.	31,700	1,384,973
Transocean, Ltd.	59,985	2,701,125
		4,086,098
Financial Services | 11.1%
Ally Financial, Inc.	72,850	1,741,844
American Express Co.	31,350	2,974,174
Citigroup, Inc.	56,925	2,681,167
Intercontinental Exchange, Inc.	13,350	2,521,815
Morgan Stanley	74,450	2,406,969
Visa, Inc., Class A	12,100	2,549,591
		14,875,560
Description	Shares	Value

Food & Beverages | 3.2%
Kellogg Co.	13,275	$872,167
Sysco Corp.	91,040	3,409,448
		4,281,615
Forest & Paper Products | 1.4%
International Paper Co.	35,950	1,814,396

Health Services | 1.1%
UnitedHealth Group, Inc.	17,800	1,455,150

Insurance | 2.4%
The Hartford Financial Services Group, Inc.	58,725	2,102,942
Voya Financial, Inc.	29,100	1,057,494
		3,160,436
Leisure & Entertainment | 5.4%
Bloomin’ Brands, Inc. (a)	29,900	670,657
Norwegian Cruise Line Holdings, Ltd. (a)	48,225	1,528,732
The Madison Square Garden Co., Class A (a)	16,900	1,055,405
Viacom, Inc., Class B	46,100	3,998,253
		7,253,047
Manufacturing | 2.7%
Carpenter Technology Corp.	10,070	636,927
Caterpillar, Inc.	6,925	752,540
Honeywell International, Inc.	16,993	1,579,499
Joy Global, Inc.	10,325	635,814
		3,604,780
Medical Products | 6.3%
Baxter International, Inc.	53,700	3,882,510
CareFusion Corp. (a)	60,200	2,669,870
McKesson Corp.	9,755	1,816,479
		8,368,859
Metals & Glass Containers | 0.8%
Owens-Illinois, Inc. (a)	30,350	1,051,324

Pharmaceutical & Biotechnology | 10.1%
Eli Lilly & Co.	34,225	2,127,768
Pfizer, Inc.	196,764	5,839,955
Zoetis, Inc.	171,319	5,528,464
		13,496,187
Retail | 8.1%
Advance Auto Parts, Inc.	50,004	6,746,540
Dick’s Sporting Goods, Inc.	16,680	776,621
J.C. Penney Co., Inc. (a)	91,275	826,039
Kohl’s Corp.	13,275	699,327
Macy’s, Inc.	30,925	1,794,268
		10,842,795

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Semiconductors & Components | 2.7%
Intel Corp.	24,050	$743,145
Maxim Integrated Products, Inc.	20,350	688,033
Xerox Corp.	180,200	2,241,688
		3,672,866
Technology | 2.7%
Citrix Systems, Inc. (a)	16,550	1,035,203
eBay, Inc. N Ap(a)	13,450	673,307
Google, Inc., Class A (a)	1,670	976,399
Google, Inc., Class C (a)	1,700	977,976
		3,662,885
Technology Hardware | 13.5%
Apple, Inc.	53,152	4,939,415
Brocade Communications Systems, Inc.	102,700	944,840
Cisco Systems, Inc.	202,455	5,031,007
EMC Corp.	92,650	2,440,401
Hewlett-Packard Co.	27,100	912,728
NCR Corp. (a)	11,600	407,044
Qualcomm, Inc.	24,275	1,922,580
Teradyne, Inc.	71,025	1,392,090
		17,990,105
Description	Shares	Value

Transportation | 0.5%
American Airlines Group, Inc. (a)	15,175	$651,918

Total Common Stocks (Identified cost $112,925,792)		131,856,463

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $453,501) (a), (c)	181,401	0

Short-Term Investment | 0.9%
State Street Institutional Treasury Money Market Fund (Identified cost $1,185,928)	1,185,928	1,185,928

Total Investments | 99.5% (Identified cost $114,565,221) (b)		$133,042,391

Cash and Other Assets in Excess of Liabilities | 0.5%		622,252

Net Assets | 100.0%		$133,664,643

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 93.3%

Alcohol & Tobacco | 7.8%
Molson Coors Brewing Co., Class B	40,675	$3,016,458

Banking | 1.1%
Regions Financial Corp.	38,300	406,746

Chemicals | 2.2%
Eastman Chemical Co.	9,650	842,928

Commercial Services | 6.9%
Convergys Corp.	38,315	821,474
LifeLock, Inc. (a)	23,325	325,617
NeuStar, Inc., Class A (a)	10,925	284,268
Tyco International, Ltd.	27,250	1,242,600
		2,673,959
Energy Services | 4.2%
Transocean, Ltd.	36,575	1,646,972

Financial Services | 8.0%
Intercontinental Exchange, Inc.	7,785	1,470,586
Janus Capital Group, Inc.	131,575	1,642,056
		3,112,642
Food & Beverages | 5.6%
Sysco Corp.	57,575	2,156,184

Forest & Paper Products | 7.7%
Crown Holdings, Inc. (a)	60,425	3,006,748

Health Services | 4.7%
Magellan Health Services, Inc. (a)	29,250	1,820,520

Insurance | 2.5%
The Hartford Financial Services Group, Inc.	27,175	973,137

Manufacturing | 4.3%
Joy Global, Inc.	27,175	1,673,436
Description	Shares	Value

Medical Products | 6.1%
CareFusion Corp. (a)	53,630	$2,378,490

Pharmaceutical & Biotechnology | 5.3%
Zoetis, Inc.	63,025	2,033,817

Retail | 19.8%
Advance Auto Parts, Inc.	26,185	3,532,880
Dick’s Sporting Goods, Inc.	22,100	1,028,976
Kohl’s Corp.	28,500	1,501,380
Macy’s, Inc.	28,300	1,641,966
		7,705,202
Semiconductors & Components | 5.2%
NXP Semiconductors NV (a)	18,400	1,217,712
Xerox Corp.	65,625	816,375
		2,034,087
Transportation | 1.9%
XPO Logistics, Inc. (a)	25,525	730,526

Total Common Stocks (Identified cost $33,120,225)		36,211,852

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $1,307,499) (a), (c)	523,000	0

Short-Term Investment | 6.8%
State Street Institutional Treasury Money Market Fund (Identified cost $2,660,596)	2,660,596	2,660,596

Total Investments | 100.1% (Identified cost $37,088,320) (b)		$38,872,448

Liabilities in Excess of Cash and Other Assets | (0.1)%		(22,945)

Net Assets | 100.0%		$38,849,503

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 97.8%

Aerospace & Defense | 0.9%
B/E Aerospace, Inc. (a)	29,625	$2,740,016

Automotive | 1.9%
Modine Manufacturing Co. (a)	223,830	3,523,084
Tenneco, Inc. (a)	36,290	2,384,253
		5,907,337
Banking | 7.1%
East West Bancorp, Inc.	85,005	2,974,325
PacWest Bancorp	134,511	5,806,840
Signature Bank (a)	34,045	4,295,798
United Bankshares, Inc.	140,500	4,542,365
Wintrust Financial Corp.	99,148	4,560,808
		22,180,136
Chemicals | 5.1%
Koppers Holdings, Inc.	71,100	2,719,575
Polypore International, Inc. (a)	47,800	2,281,494
Rockwood Holdings, Inc.	30,895	2,347,711
Taminco Corp. (a)	214,340	4,985,548
Tronox, Ltd., Class A	127,900	3,440,510
		15,774,838
Commercial Services | 6.7%
Applied Industrial Technologies, Inc.	62,700	3,180,771
Blackhawk Network Holdings, Inc. (a)	162,045	4,572,910
Convergys Corp.	133,400	2,860,096
LifeLock, Inc. (a)	130,355	1,819,756
Markit, Ltd.	127,400	3,437,252
MDC Partners, Inc., Class A	136,100	2,924,789
ServiceMaster Global Holdings, Inc.	120,400	2,194,892
		20,990,466
Computer Software | 6.0%
Informatica Corp. (a)	87,770	3,129,001
j2 Global, Inc.	95,120	4,837,803
Red Hat, Inc. (a)	61,735	3,412,093
Rovi Corp. (a)	94,100	2,254,636
TIBCO Software, Inc. (a)	135,170	2,726,379
Web.com Group, Inc. (a)	82,715	2,387,982
		18,747,894
Construction & Engineering | 2.1%
EMCOR Group, Inc.	70,130	3,122,889
Quanta Services, Inc. (a)	94,565	3,270,058
		6,392,947
Description	Shares	Value

Consumer Products | 1.1%
Matthews International Corp., Class A	81,484	$3,387,290

Electric | 1.5%
CMS Energy Corp.	145,625	4,536,219

Energy | 1.4%
Pattern Energy Group, Inc.	134,390	4,449,653

Energy Exploration & Production | 3.3%
Athlon Energy, Inc.	46,030	2,195,631
EP Energy Corp., Class A	214,500	4,944,225
Memorial Resource Development Corp.	134,800	3,283,728
		10,423,584
Energy Services | 2.0%
Diamond Offshore Drilling, Inc.	59,350	2,945,540
Oceaneering International, Inc.	40,700	3,179,891
		6,125,431
Financial Services | 5.2%
Air Lease Corp.	121,935	4,704,252
Cohen & Steers, Inc.	51,700	2,242,746
Springleaf Holdings, Inc.	186,790	4,847,201
Waddell & Reed Financial, Inc., Class A	70,165	4,391,627
		16,185,826
Forest & Paper Products | 2.1%
KapStone Paper and Packaging Corp. (a)	77,030	2,552,004
Schweitzer-Mauduit International, Inc.	93,895	4,099,456
		6,651,460
Health Services | 5.5%
Brookdale Senior Living, Inc. (a)	130,440	4,348,870
Magellan Health Services, Inc. (a)	49,425	3,076,212
Phibro Animal Health Corp., Class A	198,870	4,365,196
Quintiles Transnational Holdings, Inc. (a)	98,640	5,256,525
		17,046,803
Housing | 1.0%
Taylor Morrison Home Corp., Class A (a)	144,730	3,244,847

Insurance | 2.7%
American Equity Investment Life Holding Co.	152,945	3,762,447
Arch Capital Group, Ltd. (a)	80,765	4,639,141
		8,401,588
Leisure & Entertainment | 4.2%
Bally Technologies, Inc. (a)	45,135	2,966,272
Bloomin’ Brands, Inc. (a)	96,100	2,155,523
Diamond Resorts International, Inc.	160,195	3,727,738
Hyatt Hotels Corp., Class A (a)	71,560	4,363,729
		13,213,262

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 12.5%
ACCO Brands Corp. (a)	493,380	$3,162,566
Actuant Corp., Class A	143,570	4,963,215
Altra Industrial Motion Corp.	87,440	3,181,942
Carpenter Technology Corp.	50,410	3,188,432
FLIR Systems, Inc.	97,080	3,371,588
Joy Global, Inc.	33,400	2,056,772
Kennametal, Inc.	64,287	2,975,202
Littelfuse, Inc.	40,745	3,787,248
The Toro Co.	51,100	3,249,960
TriMas Corp. (a)	122,036	4,653,233
Woodward, Inc.	88,315	4,431,647
		39,021,805
Medical Products | 2.2%
CareFusion Corp. (a)	99,475	4,411,716
Sirona Dental Systems, Inc. (a)	30,535	2,517,916
		6,929,632
Metals & Glass Containers | 1.1%
Owens-Illinois, Inc. (a)	100,280	3,473,699

Pharmaceutical & Biotechnology | 1.1%
Aratana Therapeutics, Inc. (a)	116,791	1,823,108
Intrexon Corp.	59,870	1,504,533
		3,327,641
Real Estate | 8.7%
DCT Industrial Trust, Inc.	453,800	3,725,698
Extra Space Storage, Inc. REIT	97,820	5,208,915
Highwoods Properties, Inc.	88,300	3,704,185
Jones Lang LaSalle, Inc.	31,825	4,022,362
Kilroy Realty Corp. REIT	93,095	5,797,956
LaSalle Hotel Properties REIT	134,600	4,750,034
		27,209,150
Retail | 6.1%
Advance Auto Parts, Inc.	39,495	5,328,665
Carter’s, Inc.	43,100	2,970,883
Chico’s FAS, Inc.	197,420	3,348,243
Iconix Brand Group, Inc. (a)	69,805	2,997,427
Steven Madden, Ltd. (a)	124,925	4,284,928
		18,930,146
Semiconductors & Components | 1.9%
Microsemi Corp. (a)	90,600	2,424,456
Xilinx, Inc.	76,260	3,607,861
		6,032,317
Description	Shares	Value

Technology | 1.1%
BroadSoft, Inc. (a)	134,060	$3,537,843

Technology Hardware | 0.9%
InterDigital, Inc.	56,075	2,680,385

Transportation | 2.4%
Alaska Air Group, Inc.	37,220	3,537,761
Echo Global Logistics, Inc. (a)	199,333	3,821,214
		7,358,975
Total Common Stocks (Identified cost $254,926,393)		304,901,190

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $452,901) (a), (c)	181,161	0

Description	Principal Amount (000)	Value

Repurchase Agreement | 2.7%
State Street Bank and Trust Co., 0.00%, 07/01/14 (Dated 06/30/14, collateralized by $8,385,000 United States Treasury Note, 1.50%, 08/31/18, with a value of $8,468,850) Proceeds of $8,300,000 (Identified cost $8,300,000)	$8,300	$8,300,000

Total Investments | 100.5% (Identified cost $263,679,294) (b)		$313,201,190

Liabilities in Excess of Cash and Other Assets | (0.5)%		(1,513,864)

Net Assets | 100.0%		$311,687,326

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 97.4%

Agriculture | 2.2%
Monsanto Co.	884	$110,270

Banking | 5.3%
PacWest Bancorp	2,485	107,278
Regions Financial Corp.	14,694	156,050
		263,328
Chemicals | 4.5%
Eastman Chemical Co.	1,932	168,760
Tronox, Ltd., Class A	2,035	54,742
		223,502
Commercial Services | 3.2%
Convergys Corp.	7,467	160,092

Consumer Products | 1.5%
Mohawk Industries, Inc. (a)	532	73,597

Energy Exploration & Production | 2.3%
EP Energy Corp., Class A	2,590	59,699
Memorial Resource Development Corp.	2,380	57,977
		117,676
Financial Services | 7.8%
American Express Co.	1,773	168,205
Intercontinental Exchange, Inc.	591	111,640
MasterCard, Inc., Class A	724	53,192
Visa, Inc., Class A	261	54,995
		388,032
Health Services | 5.8%
Magellan Health Services, Inc. (a)	1,571	97,779
Quintiles Transnational Holdings, Inc. (a)	2,521	134,344
UnitedHealth Group, Inc.	706	57,716
		289,839
Insurance | 5.3%
The Hartford Financial Services Group, Inc.	4,525	162,040
Voya Financial, Inc.	2,843	103,315
		265,355
Leisure & Entertainment | 5.5%
Viacom, Inc., Class B	2,128	184,562
Wynn Resorts, Ltd.	445	92,364
		276,926
Description	Shares	Value

Manufacturing | 5.8%
Actuant Corp., Class A	2,222	$76,814
Eaton Corp. PLC	724	55,878
Honeywell International, Inc.	1,068	99,271
Joy Global, Inc.	950	58,501
		290,464
Medical Products | 6.7%
CareFusion Corp. (a)	4,517	200,329
McKesson Corp.	724	134,816
		335,145
Pharmaceutical & Biotechnology | 6.1%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,802	146,881
Vertex Pharmaceuticals, Inc. (a)	624	59,080
Zoetis, Inc.	3,015	97,294
		303,255
Retail | 14.8%
Advance Auto Parts, Inc.	572	77,174
AutoZone, Inc. (a)	98	52,552
CST Brands, Inc.	1,530	52,785
Dick’s Sporting Goods, Inc.	3,625	168,780
Kohl’s Corp.	2,776	146,240
Macy’s, Inc.	2,816	163,384
Ross Stores, Inc.	1,193	78,893
		739,808
Semiconductors & Components | 6.6%
NXP Semiconductors NV (a)	3,355	222,034
Xerox Corp.	8,470	105,367
		327,401
Technology | 3.1%
Citrix Systems, Inc. (a)	2,511	157,063

Technology Hardware | 5.2%
Brocade Communications Systems, Inc.	8,025	73,830
NetApp, Inc.	2,200	80,344
Synopsys, Inc. (a)	2,665	103,455
		257,629
Transportation | 5.7%
American Airlines Group, Inc. (a)	3,931	168,876
Teekay Shipping Corp.	875	54,468
XPO Logistics, Inc. (a)	2,140	61,247
		284,591
Total Common Stocks (Identified cost $4,666,183)		4,863,973

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (continued)

Short-Term Investment | 56.0%
State Street Institutional Treasury Money Market Fund (Identified cost $2,794,401)	2,794,401	$2,794,401

Securities Sold Short | (53.2)%

Agriculture | (2.0)%
The Scotts Miracle-Gro Co. Class A	(1,729)	(98,311)

Banking | (3.6)%
The Bank of New York Mellon Corp.	(1,390)	(52,097)
US Bancorp	(1,193)	(51,681)
Valley National Bancorp	(2,896)	(28,700)
Westamerica BanCorp.	(937)	(48,986)
		(181,464)
Cable Television | (1.6)%
DIRECTV (a)	(925)	(78,634)

Commercial Services | (5.6)%
FactSet Research Systems, Inc.	(343)	(41,256)
Groupon, Inc. (a)	(4,060)	(26,877)
MSC Industrial Direct Co., Inc. Class A	(1,053)	(100,709)
The Western Union Co.	(3,146)	(54,552)
WW Grainger, Inc.	(212)	(53,905)
		(277,299)
Computer Software | (3.5)%
MercadoLibre, Inc.	(475)	(45,315)
SAP SE Sponsored ADR	(1,310)	(100,870)
Shutterfly, Inc. (a)	(634)	(27,300)
		(173,485)
Energy Integrated | (0.8)%
PBF Energy, Inc. Class A	(1,580)	(42,107)

Energy Services | (2.0)%
Dresser-Rand Group, Inc. (a)	(825)	(52,577)
Key Energy Services, Inc. (a)	(5,230)	(47,802)
		(100,379)
Financial Services | (3.7)%
Ocwen Financial Corp. (a)	(1,267)	(47,006)
The Goldman Sachs Group, Inc.	(464)	(77,692)
WisdomTree Investments, Inc. (a)	(4,788)	(59,180)
		(183,878)
Description	Shares	Value

Forest & Paper Products | (0.8)%
Bemis Co., Inc.	(981)	$(39,887)

Health Services | (2.9)%
Catamaran Corp. (a)	(882)	(38,949)
HMS Holdings Corp. (a)	(1,275)	(26,023)
Owens & Minor, Inc.	(917)	(31,160)
Quest Diagnostics, Inc.	(425)	(24,943)
Tenet Healthcare Corp. (a)	(515)	(24,174)
		(145,249)
Insurance | (1.0)%
The Chubb Corp.	(555)	(51,154)

Leisure & Entertainment | (1.7)%
Darden Restaurants, Inc.	(752)	(34,795)
Scripps Networks Interactive, Inc. Class A	(610)	(49,495)
		(84,290)
Manufacturing | (1.0)%
Deere & Co.	(555)	(50,255)

Medical Products | (2.3)%
AmerisourceBergen Corp.	(345)	(25,068)
Intuitive Surgical, Inc. (a)	(60)	(24,708)
Patterson Cos., Inc.	(630)	(24,891)
Waters Corp. (a)	(370)	(38,643)
		(113,310)
Pharmaceutical & Biotechnology | (3.8)%
ACADIA Pharmaceuticals, Inc. (a)	(1,130)	(25,527)
Agios Pharmaceuticals, Inc. (a)	(613)	(28,088)
Auxilium Pharmaceuticals, Inc. (a)	(1,934)	(38,796)
Bio-Rad Laboratories, Inc. Class A (a)	(197)	(23,583)
Charles River Laboratories International, Inc. (a)	(1,380)	(73,857)
		(189,851)
Retail | (10.8)%
American Eagle Outfitters, Inc.	(6,538)	(73,356)
Bed Bath & Beyond, Inc. (a)	(1,655)	(94,964)
Lowe’s Cos., Inc.	(1,647)	(79,040)
Lumber Liquidators Holdings, Inc. (a)	(675)	(51,266)
PVH Corp.	(396)	(46,174)
Staples, Inc.	(3,790)	(41,084)
Vitamin Shoppe, Inc. (a)	(1,821)	(78,339)
Wal-Mart Stores, Inc.	(1,030)	(77,322)
		(541,545)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (concluded)

Semiconductors & Components | (2.4)%
Cypress Semiconductor Corp.	(3,530)	$(38,512)
Jabil Circuit, Inc.	(1,922)	(40,170)
NVIDIA Corp.	(2,182)	(40,454)
		(119,136)
Technology | (0.6)%
Guidewire Software, Inc. (a)	(715)	(29,072)

Technology Hardware | (2.1)%
International Business Machines Corp.	(577)	(104,593)
Description	Shares	Value

Transportation | (1.0)%
United Parcel Service, Inc. Class B	(513)	$(52,665)

Total Securities Sold Short (Identified cost $(2,612,226))		(2,656,564)

Total Investments | 100.2% (Identified cost $4,848,358) (b)		$5,001,810

Liabilities in Excess of Cash and Other Assets | (0.2)%		(11,058)

Net Assets | 100.0%		$4,990,752

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 95.5%

Australia | 1.8%
Ansell, Ltd.	124,969	$2,336,757
James Hardie Industries PLC	197,623	2,579,064
		4,915,821
Austria | 0.9%
UNIQA Insurance Group AG	185,978	2,390,745

Belgium | 2.6%
Anheuser-Busch InBev NV	63,598	7,306,411

Bermuda | 1.2%
Signet Jewelers, Ltd.	29,536	3,260,845

Brazil | 1.5%
Estacio Participacoes SA	317,900	4,208,452

Canada | 2.5%
MacDonald Dettwiler & Associates, Ltd.	40,200	3,282,532
Rogers Communications, Inc., Class B	93,100	3,746,511
		7,029,043
China | 0.9%
Anhui Conch Cement Co., Ltd., Class H	733,000	2,529,902

Denmark | 1.0%
Carlsberg A/S, Class B	24,346	2,622,465

Finland | 1.9%
Sampo Oyj, A Shares	100,813	5,100,699

France | 8.5%
Airbus Group NV	59,410	3,981,275
BNP Paribas SA	65,680	4,455,861
Cap Gemini SA	48,412	3,453,739
Sanofi SA	69,221	7,353,369
Valeo SA	30,811	4,138,369
		23,382,613
Germany | 4.4%
Bayer AG	54,304	7,670,077
Bayerische Motoren Werke AG	20,980	2,660,780
RTL Group SA	16,603	1,846,997
		12,177,854
Description	Shares	Value

Greece | 1.0%
Piraeus Bank SA (a)	1,282,985	$2,846,003

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR (a)	51,400	2,868,120

Israel | 2.1%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	111,200	5,829,104

Italy | 3.1%
Atlantia SpA	158,462	4,517,566
Eni SpA	152,277	4,166,089
		8,683,655
Japan | 18.6%
AEON Financial Service Co., Ltd.	72,500	1,895,785
Asahi Group Holdings, Ltd.	113,000	3,547,110
Asics Corp.	144,390	3,367,984
Daikin Industries, Ltd.	68,700	4,334,736
Daiwa House Industry Co., Ltd.	236,000	4,892,157
Don Quijote Holdings Co., Ltd.	79,300	4,422,733
Japan Tobacco, Inc.	152,000	5,541,049
KDDI Corp.	94,300	5,751,737
LIXIL Group Corp.	102,200	2,758,154
Makita Corp.	40,200	2,484,103
Seven & I Holdings Co., Ltd.	103,500	4,360,476
Sumitomo Mitsui Financial Group, Inc.	146,300	6,128,989
United Arrows, Ltd.	48,300	1,947,638
		51,432,651
Norway | 0.6%
Petroleum Geo-Services ASA	154,678	1,639,112

Philippines | 1.8%
Alliance Global Group, Inc.	7,367,900	4,911,933

South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR	4,657	3,008,422

Spain | 2.4%
Mediaset Espana Comunicacion SA (a)	212,013	2,472,856
Red Electrica Corporacion SA	46,803	4,281,036
		6,753,892
Sweden | 3.3%
Assa Abloy AB, Class B	70,106	3,567,442
Swedbank AB, A Shares	210,145	5,573,212
		9,140,654

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Switzerland | 7.9%
GAM Holding AG	134,274	$2,558,898
Glencore Xstrata PLC	824,554	4,593,971
Novartis AG	125,471	11,361,436
Swatch Group AG	5,629	3,399,109
		21,913,414
Thailand | 0.7%
Krung Thai Bank Public Co. Ltd. (d)	3,023,700	1,947,168

Turkey | 0.5%
Koc Holding AS	263,806	1,294,998

United Kingdom | 24.2%
British American Tobacco PLC	104,078	6,194,981
Direct Line Insurance Group PLC	903,100	4,169,935
Informa PLC	472,463	3,873,065
International Consolidated Airlines Group SA (a)	647,810	4,107,592
Ladbrokes PLC	681,159	1,635,527
Lloyds Banking Group PLC (a)	5,324,739	6,766,222
Prudential PLC	315,318	7,236,508
Reed Elsevier PLC	290,981	4,681,057
Rexam PLC	594,421	5,442,512
Rolls-Royce Holdings PLC	290,482	5,314,329
Royal Dutch Shell PLC, A Shares	209,563	8,673,855
Taylor Wimpey PLC	2,068,111	4,034,876
Unilever PLC	106,102	4,813,764
		66,944,223
Total Common Stocks (Identified cost $217,976,926)		264,138,199

Preferred Stock | 2.0%

Germany | 2.0%
Volkswagen AG (Identified cost $5,690,540)	21,386	5,616,643
Description	Principal Amount (000)	Value

Repurchase Agreement | 1.9%
State Street Bank and Trust Co., 0.00%, 07/01/14 (Dated 06/30/14, collateralized by $5,195,000 United States Treasury Note, 1.50%, 08/31/18, with a value of $5,246,950) Proceeds of $5,140,000 (Identified cost $5,140,000)	$5,140	$5,140,000

Total Investments | 99.4% (Identified cost $228,807,466) (b)		$274,894,842

Cash and Other Assets in Excess of Liabilities | 0.6%		1,544,420

Net Assets l 100.0%		$276,439,262

The accompanying notes are an integral part of these financial statements.

32   Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 95.2%

Australia | 1.4%
BHP Billiton, Ltd.	8,151	$275,927

Belgium | 2.6%
Anheuser-Busch InBev NV	4,391	504,457

Bermuda | 1.2%
Signet Jewelers, Ltd.	2,182	240,898

Brazil | 6.4%
BB Seguridade Participacoes SA	27,100	397,884
Cia de Saneamento Basico do Estado de Sao Paulo	23,200	247,278
Cielo SA	16,036	330,227
Estacio Participacoes SA	22,000	291,242
		1,266,631
China | 3.4%
Anhui Conch Cement Co., Ltd., Class H	67,000	231,246
Baidu, Inc. Sponsored ADR (a)	1,100	205,491
China Shenhua Energy Co., Ltd., Class H	81,500	235,549
		672,286
Denmark | 3.8%
Carlsberg A/S, Class B	1,500	161,575
Novo Nordisk A/S, Class B	12,886	593,080
		754,655
Finland | 1.4%
Sampo Oyj, A Shares	5,629	284,803

France | 4.1%
Airbus Group NV	3,138	210,289
BNP Paribas SA	5,272	357,663
Valeo SA	1,727	231,961
		799,913
Germany | 5.8%
Bayer AG	3,342	472,035
Bayerische Motoren Werke AG	3,133	397,342
SAP SE	3,445	266,052
		1,135,429
Description	Shares	Value

Indonesia | 1.2%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	5,719	$238,253

Ireland | 1.1%
Ryanair Holdings PLC Sponsored ADR (a)	3,800	212,040

Israel | 1.8%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	6,795	356,194

Italy | 3.2%
Atlantia SpA	8,481	241,783
Eni SpA	7,625	208,610
Mediolanum SpA	24,704	190,447
		640,840
Japan | 14.6%
Daikin Industries, Ltd.	3,400	214,528
Daiwa House Industry Co., Ltd.	17,000	352,401
Japan Tobacco, Inc.	9,100	331,734
KDDI Corp.	5,100	311,070
Komatsu, Ltd.	7,200	167,162
Makita Corp.	4,800	296,609
Ryohin Keikaku Co., Ltd.	1,300	147,574
Seven & I Holdings Co., Ltd.	8,717	367,249
SoftBank Corp.	3,200	238,267
Sumitomo Mitsui Financial Group, Inc.	7,876	329,952
Sumitomo Mitsui Trust Holdings, Inc.	27,000	123,400
		2,879,946
Macau | 1.3%
Sands China, Ltd.	34,200	259,245

Norway | 0.6%
Petroleum Geo-Services ASA	11,507	121,939

Philippines | 1.4%
Alliance Global Group, Inc.	413,900	275,933

Russia | 2.2%
Lenta, Ltd. GDR	8,485	109,457
Mobile TeleSystems OJSC Sponsored ADR	9,861	194,656
Sberbank of Russia (d)	54,876	136,483
		440,596

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

South Africa | 2.3%
Mediclinic International, Ltd.	25,678	$197,239
Mr Price Group, Ltd.	7,830	133,121
Nampak, Ltd.	35,918	124,252
		454,612
South Korea | 1.4%
Samsung Electronics Co., Ltd.	214	279,609

Spain | 1.3%
Red Electrica Corporacion SA	2,763	252,730

Sweden | 2.7%
Assa Abloy AB, Class B	5,813	295,802
Swedbank AB, A Shares	8,698	230,678
		526,480
Switzerland | 5.6%
Cie Financiere Richemont SA	2,207	231,576
Novartis AG	7,694	696,694
Swatch Group AG	283	170,891
		1,099,161
Taiwan | 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	128,341	543,745

Thailand | 0.8%
Kasikornbank Public Co. Ltd.	24,600	155,384

Turkey | 1.9%
Koc Holding AS	26,723	131,180
Turkcell Iletisim Hizmetleri AS (a)	39,243	245,431
		376,611
Description	Shares	Value

United Kingdom | 18.9%
Associated British Foods PLC	5,106	$266,434
BG Group PLC	8,964	189,461
British American Tobacco PLC	6,860	408,324
Informa PLC	32,794	268,832
Ladbrokes PLC	26,037	62,517
Lloyds Banking Group PLC (a)	294,011	373,604
Prudential PLC	27,233	624,994
Rexam PLC	32,450	297,112
Rolls-Royce Holdings PLC	17,226	315,148
Royal Dutch Shell PLC, A Shares	8,183	338,839
Unilever PLC	7,820	354,787
Wolseley PLC	4,010	219,813
		3,719,865
Total Common Stocks (Identified cost $16,820,334)		18,768,182

Short-Term Investment | 4.4%
State Street Institutional Treasury Money Market Fund (Identified cost $857,858)	857,858	857,858

Total Investments | 99.6% (Identified cost $17,678,192) (b)		$19,626,040

Cash and Other Assets in Excess of Liabilities | 0.4%		72,072

Net Assets | 100.0%		$19,698,112

The accompanying notes are an integral part of these financial statements.

34   Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 91.9%

Australia | 7.7%
Amcor, Ltd.	10,872,384	$106,929,516
Ansell, Ltd.	4,373,015	81,769,659
Caltex Australia, Ltd.	3,691,614	75,085,303
Insurance Australia Group, Ltd.	6,501,977	35,805,256
James Hardie Industries PLC	5,666,262	73,947,118
		373,536,852
Austria | 1.0%
UNIQA Insurance Group AG	3,688,175	47,411,457

Belgium | 2.1%
Anheuser-Busch InBev NV	886,722	101,870,431

Bermuda | 1.2%
Signet Jewelers, Ltd.	538,194	59,417,910

Brazil | 3.0%
Cia de Saneamento Basico do Estado de Sao Paulo	4,867,300	51,878,214
Estacio Participacoes SA	5,935,100	78,570,570
LPS Brasil Consultoria de Imoveis SA	3,471,700	15,712,605
		146,161,389
Canada | 0.9%
Home Capital Group, Inc.	999,502	44,802,194

Denmark | 1.0%
Topdanmark A/S (a)	1,663,175	50,614,452

Finland | 3.5%
Sampo Oyj, A Shares	3,378,081	170,916,189

France | 3.8%
Airbus Group NV	1,489,390	99,809,320
Valeo SA	627,310	84,256,933
		184,066,253
Germany | 4.9%
Bayer AG	803,232	113,451,158
Fresenius SE & Co. KGaA	361,598	53,920,337
Symrise AG	1,298,099	70,735,109
		238,106,604
Greece | 1.3%
Piraeus Bank SA (a)	29,176,117	64,720,402
Description	Shares	Value

Indonesia | 0.4%
PT Media Nusantara Citra Tbk	84,772,700	$19,736,200

Ireland | 1.4%
Kerry Group PLC, Class A	918,580	68,990,980

Israel | 1.7%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,595,200	83,620,384

Italy | 1.1%
Mediaset SpA (a)	11,158,716	54,395,494

Japan | 17.2%
AEON Financial Service Co., Ltd.	2,401,600	62,798,859
Asics Corp.	4,784,850	111,609,502
Daikin Industries, Ltd.	1,267,900	80,000,166
Daiwa House Industry Co., Ltd.	2,719,000	56,363,457
Don Quijote Holdings Co., Ltd.	2,227,300	124,221,361
Japan Tobacco, Inc.	2,021,900	73,706,892
KDDI Corp.	1,721,200	104,982,921
Makita Corp.	2,022,900	125,002,260
Park24 Co., Ltd.	2,360,600	42,922,118
Ryohin Keikaku Co., Ltd.	500,900	56,861,458
		838,468,994
Macau | 1.9%
Sands China, Ltd.	12,278,000	93,070,358

Malaysia | 1.1%
Tenaga Nasional Berhad	13,410,600	50,869,233

Philippines | 2.6%
Alliance Global Group, Inc.	96,196,700	64,131,133
GT Capital Holdings, Inc.	2,372,220	47,281,361
LT Group, Inc.	7,588,600	2,566,042
Security Bank Corp.	4,741,030	13,392,188
		127,370,724
Russia | 1.1%
Lenta, Ltd. GDR	3,936,398	50,779,534

South Africa | 2.4%
Mediclinic International, Ltd.	7,082,866	54,405,202
Nampak, Ltd.	18,473,979	63,907,634
		118,312,836
Spain | 1.2%
Mediaset Espana Comunicacion SA (a)	4,962,052	57,875,885

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Sweden | 1.7%
Assa Abloy AB, Class B	1,577,856	$80,291,405

Switzerland | 7.1%
Cie Financiere Richemont SA	616,029	64,638,587
GAM Holding AG	2,560,589	48,797,873
Novartis AG	1,468,185	132,944,582
Panalpina Welttransport Holding AG	327,562	51,860,290
Swatch Group AG	76,396	46,132,226
		344,373,558
Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	17,187,000	72,816,515

Thailand | 0.5%
Kasikornbank Public Co. Ltd.	3,476,500	21,959,097

Turkey | 0.7%
Turkiye Halk Bankasi AS	4,723,435	35,449,172

United Kingdom | 17.9%
AMEC PLC	3,699,765	76,931,092
Associated British Foods PLC	913,199	47,651,254
British American Tobacco PLC	1,820,210	108,343,423
Croda International PLC	401,692	15,130,898
Informa PLC	12,946,310	106,128,736
International Consolidated Airlines Group SA (a)	14,219,409	90,161,523
Lloyds Banking Group PLC (a)	108,090,391	137,352,012
Prudential PLC	5,275,181	121,064,725
Rexam PLC	11,779,720	107,854,986
Rolls-Royce Holdings PLC	3,361,715	61,502,118
		872,120,767
Total Common Stocks (Identified cost $3,841,374,573)		4,472,125,269
Description	Shares	Value

Preferred Stock | 1.9%

Germany | 1.9%
Volkswagen AG (Identified cost $94,057,283)	359,578	$94,436,615

Short-Term Investment | 4.5%
State Street Institutional Treasury Money Market Fund (Identified cost $218,938,909)	218,938,909	218,938,909

Right | 0.0%

Philippines | 0.0%
Security Bank Corp. Expires 07/04/14 (Identified cost $0)	5,024,130	0

Total Investments | 98.3% (Identified cost $4,154,370,765) (b)		$4,785,500,793

Cash and Other Assets in Excess of Liabilities | 1.7%		83,840,777

Net Assets | 100.0%		$4,869,341,570

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 96.9%

Australia | 6.1%
ALS Ltd.	74,899	$625,746
Ansell, Ltd.	42,238	789,795
iSelect, Ltd. (a)	550,629	597,098
James Hardie Industries PLC	38,670	504,660
Macquarie Atlas Roads Group	293,828	906,003
Pact Group Holdings, Ltd.	220,568	713,387
Super Retail Group, Ltd.	52,180	416,258
		4,552,947
Austria | 0.9%
UNIQA Insurance Group AG	50,890	654,190

Belgium | 3.4%
Arseus NV	21,406	1,225,650
Kinepolis Group NV (a)	6,903	1,311,031
		2,536,681
Brazil | 1.5%
Brasil Insurance Participacoes e Administracao SA	120,700	587,248
Grendene SA	88,400	552,525
		1,139,773
Canada | 4.2%
Alaris Royalty Corp.	28,700	777,849
Altus Group, Ltd.	42,000	902,938
Entertainment One, Ltd. (a)	137,587	729,946
Genworth MI Canada, Inc.	20,700	737,367
		3,148,100
China | 0.9%
Greatview Aseptic Packaging Co., Ltd.	965,000	659,901

Denmark | 2.3%
Auriga Industries A/S, Class B (a)	18,382	941,913
Topdanmark A/S (a)	25,569	778,127
		1,720,040
France | 3.8%
Gaztransport Et Technigaz SA	13,972	910,868
Ingenico SA	12,383	1,077,557
Plastic Omnium SA	26,049	817,888
		2,806,313
Description	Shares	Value

Germany | 7.8%
Aurelius AG	23,508	$858,816
CompuGroup Medical AG	36,837	1,049,676
CTS Eventim AG	37,984	1,084,180
NORMA Group SE	18,551	1,026,363
SHW AG	11,761	663,579
Wirecard AG	26,822	1,158,014
		5,840,628
Ireland | 1.5%
Greencore Group PLC	252,853	1,149,338

Italy | 3.7%
Azimut Holding SpA	43,117	1,111,135
EI Towers SpA (a)	16,275	880,272
Telit Communications PLC (a)	215,479	796,545
		2,787,952
Japan | 23.6%
Ain Pharmaciez, Inc.	17,400	839,041
Anritsu Corp.	74,600	838,012
Asahi Co., Ltd.	56,000	806,515
Avex Group Holdings, Inc.	43,500	766,473
Don Quijote Holdings Co., Ltd.	14,300	797,542
Doshisha Co., Ltd.	51,200	901,136
JAFCO Co., Ltd.	22,800	997,029
Misumi Group, Inc.	28,800	792,316
Park24 Co., Ltd.	34,900	634,577
Rinnai Corp.	9,600	926,785
Santen Pharmaceutical Co., Ltd.	16,290	916,569
Ship Healthcare Holdings, Inc.	21,400	749,914
Suruga Bank, Ltd.	66,300	1,286,667
Temp Holdings Co., Ltd.	27,060	889,490
Topcon Corp.	50,200	1,159,548
United Arrows, Ltd.	19,100	770,184
USS Co., Ltd.	71,400	1,218,603
Wacom Co., Ltd.	106,022	603,866
Yumeshin Holdings Co., Ltd.	110,800	1,044,509
Zuiko Corp.	12,200	690,055
		17,628,831
Malaysia | 0.9%
Silverlake Axis, Ltd.	680,000	654,423

Netherlands | 2.9%
Aalberts Industries NV	32,296	1,054,495
Frank’s International NV	35,200	865,920
IMCD Group NV	7,900	227,167
		2,147,582

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Norway | 0.8%
Petroleum Geo-Services ASA	54,486	$577,384

Russia | 0.6%
Globaltrans Investment PLC Sponsored GDR	41,447	474,568

Singapore | 1.0%
XP Power, Ltd.	28,604	714,223

Sweden | 2.1%
Indutrade AB	14,572	680,450
Intrum Justitia AB	29,281	873,844
		1,554,294
Switzerland | 2.7%
Cembra Money Bank AG	7,848	495,589
GAM Holding AG	40,567	773,097
Kardex AG	14,956	749,655
		2,018,341
Taiwan | 3.4%
GeoVision, Inc.	116,000	588,586
Makalot Industrial Co., Ltd.	111,000	600,392
Radiant Opto-Electronics Corp.	166,920	715,579
Sinmag Equipment Corp.	112,000	630,183
		2,534,740
Turkey | 0.7%
Turkiye Sinai Kalkinma Bankasi AS	619,522	505,887

United Kingdom | 21.0%
Abcam PLC	75,346	489,999
Aberdeen Asset Management PLC	109,737	852,442
APR Energy PLC	52,421	583,136
Ashtead Group PLC	68,340	1,023,374
Card Factory PLC	167,461	590,381
Dignity PLC	33,496	785,926
Elementis PLC	149,212	664,706

Description	Shares	Value

Foxtons Group PLC	145,521	$747,881
Hansteen Holdings PLC REIT	435,390	765,990
Hunting PLC	56,871	835,083
IG Group Holdings PLC	129,594	1,303,000
Markit, Ltd.	30,900	833,682
Provident Financial PLC	22,326	872,687
Rightmove PLC	24,044	882,232
RPC Group PLC	79,503	853,786
Spectris PLC	15,528	589,957
Synergy Health PLC	30,475	735,384
Taylor Wimpey PLC	399,640	779,696
Workspace Group PLC REIT	91,040	888,093
Zoopla Property Group PLC	145,005	572,012
		15,649,447
United States | 1.1%
Samsonite International SA	240,600	793,163

Total Common Stocks (Identified cost $55,874,849)		72,248,746

Preferred Stock | 1.1%

Brazil | 1.1%
Banco ABC Brasil SA (Identified cost $738,285)	130,580	803,751

Short-Term Investment | 2.2%
State Street Institutional Treasury Money Market Fund (Identified cost $1,648,797)	1,648,797	1,648,797

Total Investments | 100.2% (Identified cost $58,261,931) (b)		$74,701,294

Liabilities in Excess of Cash and Other Assets | (0.2)%		(115,195)

Net Assets | 100.0%		$74,586,099

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Value

Lazard Global Equity Select Portfolio

Common Stocks | 97.1%

Belgium | 2.8%
Anheuser-Busch InBev NV	2,641	$303,409

Brazil | 0.6%
Cia Hering	6,169	62,095

China | 0.9%
Baidu, Inc. Sponsored ADR (a)	540	100,877

Denmark | 4.2%
Novo Nordisk A/S, Class B	7,210	331,841
Topdanmark A/S (a)	3,800	115,643
		447,484
Finland | 1.2%
Sampo Oyj, A Shares	2,630	133,067

Georgia | 0.7%
Bank of Georgia Holdings PLC	1,783	71,708

Germany | 2.5%
Continental AG	929	215,172
Symrise AG	1,078	58,742
		273,914
Greece | 0.8%
Piraeus Bank SA (a)	40,621	90,108

Indonesia | 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	879	36,619

Japan | 5.6%
Daiwa House Industry Co., Ltd.	11,050	229,061
Mitsubishi Estate Co., Ltd.	8,035	198,367
Park24 Co., Ltd.	2,515	45,729
Sumitomo Mitsui Trust Holdings, Inc.	28,145	128,633
		601,790
Macau | 0.5%
Sands China, Ltd.	7,200	54,578

Netherlands | 1.2%
NXP Semiconductors NV (a)	1,915	126,735
Description	Shares	Value

Peru | 1.2%
Credicorp, Ltd.	798	$124,065

Philippines | 0.5%
Alliance Global Group, Inc.	84,711	56,474

Russia | 2.4%
Magnit OJSC Sponsored GDR	1,593	93,987
Mobile TeleSystems OJSC Sponsored ADR	4,956	97,832
Yandex NV Class A (a)	1,805	64,330
		256,149
South Africa | 1.2%
Life Healthcare Group Holdings Pte, Ltd.	33,229	129,635

South Korea | 1.9%
Samsung Electronics Co., Ltd.	153	199,907

Spain | 0.5%
Applus Services SA	2,526	52,229

Sweden | 2.0%
Assa Abloy AB, Class B	4,126	209,957

Switzerland | 4.8%
Novartis AG	2,959	267,938
Panalpina Welttransport Holding AG	688	108,926
Tyco International, Ltd.	3,025	137,940
		514,804
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	4,805	102,779

Thailand | 0.9%
Kasikornbank Public Co. Ltd.	15,540	98,157

United Kingdom | 5.4%
International Consolidated Airlines Group SA (a)	22,950	145,520
Lloyds Banking Group PLC (a)	80,002	101,660
Rexam PLC	11,895	108,911
Unilever PLC	5,020	227,753
		583,844
United States | 54.0%
American Express Co.	2,406	228,257
Apple, Inc.	3,639	338,172

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Value

Lazard Global Equity Select Portfolio (concluded)

AutoZone, Inc. (a)	194	$104,031
Bristol-Myers Squibb Co.	2,445	118,607
Citigroup, Inc.	5,254	247,464
Consol Energy, Inc.	4,517	208,098
CVS Caremark Corp.	1,375	103,634
Eastman Chemical Co.	1,238	108,139
Eaton Corp. PLC	1,809	139,619
EMC Corp.	7,387	194,574
Google, Inc., Class A (a)	207	121,027
Google, Inc., Class C (a)	207	119,083
Honeywell International, Inc.	2,673	248,455
Intel Corp.	5,517	170,475
Intercontinental Exchange, Inc.	731	138,086
Joy Global, Inc.	1,859	114,477
Kellogg Co.	1,760	115,632
Macy’s, Inc.	1,247	72,351
MasterCard, Inc., Class A	1,985	145,838
McKesson Corp.	638	118,802
Microsoft Corp.	3,935	164,090
Molson Coors Brewing Co., Class B	1,739	128,964
Monsanto Co.	1,095	136,590
Pfizer, Inc.	3,544	105,186
Qualcomm, Inc.	1,317	104,306
Quintiles Transnational Holdings, Inc. (a)	2,040	108,712
Realogy Holdings Corp. (a)	2,268	85,526
Red Hat, Inc. (a)	1,795	99,210
Regions Financial Corp.	10,070	106,943
Ross Stores, Inc.	1,692	111,892
Schlumberger, Ltd.	2,101	247,813
Description	Shares	Value

The Hartford Financial Services Group, Inc.	4,489	$160,751
United Technologies Corp.	1,869	215,776
UnitedHealth Group, Inc.	2,157	176,335
Vertex Pharmaceuticals, Inc. (a)	705	66,749
Viacom, Inc., Class B	2,834	245,793
Visa, Inc., Class A	815	171,729
Xerox Corp.	9,485	117,993
Zoetis, Inc.	3,097	99,940
		5,809,119
Total Common Stocks (Identified cost $9,933,836)		10,439,503

Preferred Stock | 0.9%

Germany | 0.9%
Volkswagen AG (Identified cost $102,737)	382	100,326

Short-Term Investment | 0.6%
State Street Institutional Treasury Money Market Fund (Identified cost $63,843)	63,843	63,843

Total Investments | 98.6% (Identified cost $10,100,416) (b)		$10,603,672

Cash and Other Assets in Excess of Liabilities | 1.4%		154,167

Net Assets | 100.0%		$10,757,839

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2014 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

US Equity Concentrated	$245,114,877	$34,215,967	$1,819,667	$32,396,300
US Strategic Equity	114,565,221	19,703,416	1,226,246	18,477,170
US Mid Cap Equity	37,088,320	3,682,185	1,898,057	1,784,128
US Small-Mid Cap Equity	263,679,294	51,813,205	2,291,309	49,521,896
Fundamental Long/Short	4,848,358	253,170	99,718	153,452
International Equity	228,807,466	47,552,473	1,465,097	46,087,376
International Equity Select	17,678,192	2,108,009	160,161	1,947,848
International Strategic Equity	4,154,370,765	648,212,895	17,082,867	631,130,028
International Small Cap Equity	58,261,931	19,005,047	2,565,684	16,439,363
Global Equity Select Portfolio	10,100,416	587,859	84,603	503,256

(c)	Private placements.

(d)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy—see Note 9.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   41

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio

Agriculture	—%	—%	—%	1.3%	1.3%
Alcohol & Tobacco	9.1	7.1	5.9	—	4.0
Automotive	4.5	3.2	3.6	2.0	2.9
Banking	7.6	6.8	3.7	2.8	5.8
Chemicals	—	—	1.8	1.2	1.6
Commercial Services	0.7	2.8	0.3	15.7	2.6
Computer Software	—	2.4	—	0.8	4.0
Construction & Engineering	—	—	—	2.6	—
Consumer Products	2.1	3.5	4.9	4.1	—
Diversified	2.2	2.1	1.3	—	0.5
Electric	1.5	1.3	1.0	—	—
Energy Integrated	4.6	4.9	1.6	1.1	1.9
Energy Services	0.6	0.6	1.6	1.9	2.3
Financial Services	4.1	1.9	5.1	12.8	9.6
Food & Beverages	—	1.3	2.4	1.5	1.1
Forest & Paper Products	2.0	2.1	5.7	3.0	1.0
Health Services	—	1.0	2.2	4.5	3.9
Household & Personal Products	1.7	1.8	—	—	2.1
Housing	6.1	2.9	2.7	1.7	2.1
Insurance	6.8	7.6	8.7	4.5	3.8
Leisure & Entertainment	6.8	4.5	9.3	1.9	3.2
Manufacturing	7.1	6.1	9.3	9.1	8.6
Medical Products	—	—	—	1.6	1.1
Metals & Mining	1.7	1.4	—	—	—
Pharmaceutical & Biotechnology	11.6	10.8	6.8	3.4	9.2
Real Estate	—	—	—	3.2	1.8
Retail	5.6	5.1	8.3	6.2	5.1
Semiconductors & Components	1.1	4.2	1.5	5.3	6.7
Technology	1.2	1.2	—	0.9	2.2
Technology Hardware	1.2	—	—	3.1	5.9
Telecommunications	3.4	5.0	2.1	—	1.3
Transportation	4.2	2.3	2.9	1.8	2.4
Water	—	1.3	1.1	—	—
Subtotal	97.5	95.2	93.8	98.0	98.0
Repurchase Agreement	1.9	—	—	—	—
Short-Term Investments	—	4.4	4.5	2.2	0.6
Total Investments	99.4%	99.6%	98.3%	100.2%	98.6%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

42   Semi-Annual Report

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Semi-Annual Report   43

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2014	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$277,511,177	$133,042,391
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	103,333	25,672
Dividends and interest	229,907	168,616
Investments sold	1,484,377	2,020,905
Amount due from Investment Manager (Note 3)	—	—
Deferred offering costs (Note 2(h))	—	—
Total assets	279,328,794	135,257,584

LIABILITIES
Investments sold short, at value (proceeds received $2,612,226)	—	—
Payables for:
Management fees	156,206	58,609
Accrued distribution fees	508	1,612
Accrued directors’ fees	1,475	835
Investments purchased	—	1,384,295
Capital stock redeemed	152,091	112,321
Dividends on securities sold short	—	—
Other accrued expenses and payables	43,282	35,269
Total liabilities	353,562	1,592,941
Net assets	$278,975,232	$133,664,643

NET ASSETS
Paid in capital	$222,830,678	$103,073,589
Undistributed net investment income (loss)	1,061,280	687,571
Accumulated net realized gain (loss)	22,686,974	11,426,313
Net unrealized appreciation (depreciation) on:
Investments	32,396,300	18,477,170
Foreign currency	—	—
Securities sold short	—	—
Net assets	$278,975,232	$133,664,643

Institutional Shares
Net assets	$276,490,604	$110,254,119
Shares of capital stock outstanding*	20,135,127	8,202,000
Net asset value, offering and redemption price per share	$13.73	$13.44

Open Shares
Net assets	$2,484,628	$7,756,377
Shares of capital stock outstanding*	180,136	575,954
Net asset value, offering and redemption price per share	$13.79	$13.47

R6 Shares
Net assets	—	$15,654,147
Shares of capital stock outstanding*	—	1,164,629
Net asset value, offering and redemption price per share	—	$13.44

Cost of investments in securities	$245,114,877	$114,565,221
Cost of foreign currency	$—	$—

*	$0.001 par value, 6,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard Fundamental Long/Short Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$38,872,448	$313,201,190	$7,658,374	$274,894,842	$19,626,040
—	195	—	807	—
—	—	—	688,637	53,330

11,876	39,462	—	1,172,473	11,095
28,667	219,217	4,304	493,654	31,948
—	1,614,648	100,963	57,811	4,794
—	—	22,171	—	3,260
—	—	68,511	—	—
38,912,991	315,074,712	7,854,323	277,308,224	19,730,467

—	—	2,656,564	—	—

14,720	189,887	—	169,378	—
6,509	3,154	51	11,878	698
451	2,261	37	1,601	159
—	3,060,318	80,649	489,507	11
14,276	88,165	—	147,832	1,874
—	—	2,813	—	—
27,532	43,601	123,457	48,766	29,613
63,488	3,387,386	2,863,571	868,962	32,355
$38,849,503	$311,687,326	$4,990,752	$276,439,262	$19,698,112

$79,494,648	$208,570,356	$4,995,995	$242,368,908	$19,183,487
93,546	57,615	(14,179)	5,925,749	450,254
(42,522,819)	53,537,459	(144,516)	(17,954,840)	(1,884,311)

1,784,128	49,521,896	197,790	46,087,376	1,947,848
—	—	—	12,069	834
—	—	(44,338)	—	—
$38,849,503	$311,687,326	$4,990,752	$276,439,262	$19,698,112

$7,212,095	$295,979,088	$4,630,412	$216,848,702	$16,271,733
411,564	17,072,664	462,990	11,601,166	1,564,994
$17.52	$17.34	$10.00	$18.69	$10.40

$31,637,408	$15,708,238	$360,340	$59,590,560	$3,426,379
1,838,791	940,905	36,044	3,166,099	329,617
$17.21	$16.69	$10.00	$18.82	$10.40

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

$37,088,320	$263,679,294	$7,460,584	$228,807,466	$17,678,192
$—	$—	$—	$684,970	$53,180

Semi-Annual Report  45

June 30, 2014	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

ASSETS
Investments in securities, at value	$4,785,500,793	$74,701,294
Cash	—	—
Foreign currency	15,318,179	25,510
Receivables for:
Capital stock sold	115,844,061	39,666
Dividends and interest	8,667,552	162,128
Investments sold	1,392,564	—
Amount due from Investment Manager (Note 3)	—	—
Deferred offering costs (Note 2(h))	—	—
Total assets	4,926,723,149	74,928,598

LIABILITIES
Payables for:
Management fees	2,885,593	46,648
Accrued distribution fees	278,169	4,358
Accrued directors’ fees	22,245	489
Investments purchased	52,613,879	238,375
Capital stock redeemed	1,284,041	7,901
Line of credit outstanding	—	—
Other accrued expenses and payables	297,652	44,728
Total liabilities	57,381,579	342,499
Net assets	$4,869,341,570	$74,586,099

NET ASSETS
Paid in capital	$4,050,120,917	$122,146,600
Undistributed net investment income	50,340,097	1,163,199
Accumulated net realized gain (loss)	137,595,522	(65,163,930)
Net unrealized appreciation on:
Investments	631,130,028	16,439,363
Foreign currency	155,006	867
Net assets	$4,869,341,570	$74,586,099

Institutional Shares
Net assets	$3,424,713,154	$53,213,520
Shares of capital stock outstanding*	222,928,750	4,766,902
Net asset value, offering and redemption price per share	$15.36	$11.16

Open Shares
Net assets	$1,444,628,416	$21,372,579
Shares of capital stock outstanding*	93,436,198	1,913,040
Net asset value, offering and redemption price per share	$15.46	$11.17

Cost of investments in securities	$4,154,370,765	$58,261,931
Cost of foreign currency	$15,250,105	$25,490

*	$0.001 par value, 6,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Global Equity Select Portfolio

$10,603,672
13,817
17,922

—
9,345
1,163,278
15,508
54,834
11,878,376

—
66
64
142
8,333
1,100,000
11,932
1,120,537
$10,757,839

$10,187,576
47,615
19,379

503,256
13
$10,757,839

$10,617,340
1,023,424
$10.37

$140,499
13,555
$10.37

$10,100,416
$17,832

Semi-Annual Report  47

The Lazard Funds, Inc. Statements of Operations (unaudited)

	Lazard	Lazard
	US Equity	US Strategic Equity
For the Period Ended June 30, 2014	Concentrated Portfolio	Portfolio

Investment Income (Loss)
Income
Dividends*	$2,108,297	$1,161,432

Expenses
Management fees (Note 3)	881,878	432,518
Distribution fees (Open Shares)	2,988	9,464
Shareholders’ services	13,246	16,653
Custodian fees	30,012	34,975
Administration fees	49,992	37,144
Registration fees	30,394	14,877
Shareholders’ reports	3,549	3,830
Professional services	20,202	19,080
Directors’ fees and expenses	3,062	1,623
Organization expenses	—	—
Amortization of offering costs (Note 2(h))	—	—
Other†	4,260	3,264
Total gross expenses before expenses on securities sold short	1,039,583	573,428
Broker expense on securities sold short	—	—
Dividend expense on securities sold short	—	—
Total gross expenses	1,039,583	573,428
Management fees waived and expenses reimbursed	(4,281)	(97,522)
Administration and shareholders’ services fees waived	—	(2,045)
Total net expenses	1,035,302	473,861
Net investment income (loss)	1,072,995	687,571

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Securities Sold Short
Net realized gain (loss) on:
Investments	13,976,366	9,736,149
Foreign currency	—	—
Total net realized gain (loss) on investments and foreign currency	13,976,366	9,736,149
Net change in unrealized appreciation (depreciation) on:
Investments	7,826,940	(950,872)
Foreign currency	—	—
Securities sold short	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency and securities sold short	7,826,940	(950,872)
Net realized and unrealized gain on investments, foreign currency and securities sold short	21,803,306	8,785,277
Net increase (decrease) in net assets resulting from operations	$22,876,301	$9,472,848
* Net of foreign withholding taxes of	$4,415	$—
† Includes interest on line of credit of	$—	$193

(a)	From the Portfolio’s commencement of operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Lazard	Lazard	Lazard	Lazard	Lazard
US Mid Cap Equity	US Small-Mid Cap	Fundamental Long/Short	International Equity	International Equity
Portfolio	Equity Portfolio	Portfolio (a)	Portfolio	Select Portfolio

$245,331	$1,507,368	$9,372	$4,799,710	$387,444

150,904	1,252,563	10,237	919,421	96,172
39,341	18,507	81	62,599	4,136
13,416	14,287	6,188	15,206	13,154
30,067	51,095	19,918	77,473	49,985
28,819	58,197	8,251	49,313	27,059
14,876	14,876	996	17,460	15,106
6,029	8,936	2,490	5,616	2,668
18,713	21,280	12,947	22,791	20,301
565	4,539	37	3,099	313
—	—	648	—	—
—	—	13,747	—	—
2,525	5,473	512	4,290	2,424
305,255	1,449,753	76,052	1,177,268	231,318
—	—	4,345	—	—
—	—	6,695	—	—
305,255	1,449,753	87,092	1,177,268	231,318
(46,780)	—	(56,346)	—	(96,239)
—	—	(7,195)	—	—
258,475	1,449,753	23,551	1,177,268	135,079
(13,144)	57,615	(14,179)	3,622,442	252,365

1,189,084	39,853,025	(144,516)	7,950,830	2,277,715
—	—	—	455	(2,462)
1,189,084	39,853,025	(144,516)	7,951,285	2,275,253

816,402	(14,146,510)	197,790	463,194	(1,176,813)
—	—	—	4,283	313
—	—	(44,338)	—	—
816,402	(14,146,510)	153,452	467,477	(1,176,500)
2,005,486	25,706,515	8,936	8,418,762	1,098,753
$1,992,342	$25,764,130	$(5,243)	$12,041,204	$1,351,118
$—	$5,171	$128	$511,358	$41,995
$194	$1,090	$—	$—	$1,334

Semi-Annual Report  49

	Lazard	Lazard
	International Strategic	International Small Cap
For the Six Months Ended June 30, 2014	Equity Portfolio	Equity Portfolio

Investment Income
Income

Dividends	$67,993,680	$951,413
Interest	—	10
Total investment income*	67,993,680	951,423

Expenses
Management fees (Note 3)	14,563,745	271,124
Distribution fees (Open Shares)	1,408,177	25,566
Shareholders’ services	506,557	13,897
Custodian fees	423,011	53,699
Administration fees	268,568	32,025
Registration fees	150,982	14,877
Shareholders’ reports	104,592	3,464
Professional services	54,743	19,668
Directors’ fees and expenses	44,780	958
Amortization of Offering costs (Note 2(h))	—	—
Other†	33,866	2,711
Total gross expenses	17,559,021	437,989
Management fees waived and expenses reimbursed	—	—
Administration and shareholders’ services fees waived	—	—
Total net expenses	17,559,021	437,989
Net investment income	50,434,659	513,434

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	95,668,733	4,504,094
Foreign currency	(610,797)	(6,004)
Total net realized gain on investments and foreign currency	95,057,936	4,498,090
Net change in unrealized appreciation (depreciation) on:
Investments	123,235,385	(815,466)
Foreign currency	65,546	1,612
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	123,300,931	(813,854)
Net realized and unrealized gain on investments and foreign currency	218,358,867	3,684,236
Net increase in net assets resulting from operations	$268,793,526	$4,197,670
* Net of foreign withholding taxes of	$5,931,765	$102,097
† Includes interest on line of credit of	$—	$119

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Lazard
Global Equity Select
Portfolio

$86,059
—
86,059

29,483
242
21,156
34,701
25,566
4,978
5,754
20,604
85
51,792
1,971
196,332
(136,292)
(21,596)
38,444
47,615

20,151
(772)
19,379

500,113
(111)
500,002
519,381
$566,996
$5,175
$134

Semi-Annual Report  51

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31,	June 30, 2014	December 31,
	(unaudited)	2013	(unaudited)	2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,072,995	$2,345,216	$687,571	$1,275,781
Net realized gain (loss) on investments	13,976,366	29,171,119	9,736,149	15,343,960
Net change in unrealized appreciation (depreciation) on investments and securities sold short	7,826,940	17,668,016	(950,872)	9,731,533
Net increase (decrease) in net assets resulting from operations	22,876,301	49,184,351	9,472,848	26,351,274

Distributions to shareholders
From net investment income
Institutional Shares	—	(2,284,658)	—	(1,407,263)
Open Shares	—	(13,057)	—	(74,902)
From net realized gains
Institutional Shares	—	(19,125,253)	—	(2,929,967)
Open Shares	—	(181,139)	—	(192,042)
Net decrease in net assets resulting from distributions	—	(21,604,107)	—	(4,604,174)

Capital stock transactions
Net proceeds from sales
Institutional Shares	40,644,907	119,589,275	15,974,091	31,619,015
Open Shares	1,041,321	4,308,999	845,528	5,948,214
R6 Shares	—	—	15,497,353	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	15,230,240	—	4,326,965
Open Shares	—	180,317	—	214,293
Cost of shares redeemed
Institutional Shares	(15,296,964)	(55,107,495)	(30,210,895)	(15,093,331)
Open Shares	(949,873)	(3,193,058)	(1,297,978)	(8,517,223)
R6 Shares	—	—	(589,541)	—
Net increase (decrease) in net assets from capital stock transactions	25,439,391	81,008,278	218,558	18,497,933

Redemption fees (Note 2(k))
Institutional Shares	562	459	23	142
Open Shares	14	—	—	—
Net increase in net assets from redemption fees	576	459	23	142
Total increase (decrease) in net assets	48,316,268	108,588,981	9,691,429	40,245,175
Net assets at beginning of period	230,658,964	122,069,983	123,973,214	83,728,039
Net assets at end of period*	$278,975,232	$230,658,964	$133,664,643	$123,973,214
* Includes undistributed (distributions in excess of) net investment income (loss) of	$1,061,280	$(11,715)	$687,571	$—
(a) The Portfolio commenced operations on April 30, 2014.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,141,803	11,338,350	9,312,694	7,451,909
Shares sold	3,191,582	9,739,154	1,260,580	2,789,363
Shares issued to shareholders from reinvestment of distributions	—	1,227,254	—	351,870
Shares redeemed	(1,198,258)	(4,162,955)	(2,371,274)	(1,280,448)
Net increase (decrease)	1,993,324	6,803,453	(1,110,694)	1,860,785
Shares outstanding at end of period	20,135,127	18,141,803	8,202,000	9,312,694

Open Shares
Shares outstanding at beginning of period	172,050	64,143	610,440	828,181
Shares sold	81,733	345,072	66,691	488,099
Shares issued to shareholders from reinvestment of distributions	—	14,437	—	17,379
Shares redeemed	(73,647)	(251,602)	(101,177)	(723,219)
Net increase (decrease)	8,086	107,907	(34,486)	(217,741)
Shares outstanding at end of period	180,136	172,050	575,954	610,440

R6 Shares*
Shares outstanding at beginning of period			—
Shares sold			1,209,391
Shares redeemed			(44,762)
Net increase			1,164,629
Shares outstanding at end of period			1,164,629

*	The inception date for the Share class was May 19, 2014.

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio		Lazard US Small-Mid Cap Equity Portfolio		Lazard Fundamental Long/Short Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Period Ended
June 30, 2014	December 31,	June 30, 2014	December 31,	June 30, 2014 (a)
(unaudited)	2013	(unaudited)	2013	(unaudited)

$(13,144)	$166,862	$57,615	$159,503	$(14,179)
1,189,084	16,729,461	39,853,025	52,614,411	(144,516)

816,402	(136,345)	(14,146,510)	48,010,929	153,452
1,992,342	16,759,978	25,764,130	100,784,843	(5,243)

—	(71,565)	—	(240,294)	—
—	(107,406)	—	(11,612)	—

—	—	—	(39,984,635)	—
—	—	—	(1,743,640)	—
—	(178,971)	—	(41,980,181)	—

253,993	1,958,798	3,663,902	10,080,594	4,636,553
1,711,028	4,834,306	1,491,339	3,168,805	359,442
—	—	—	—	—

—	61,917	—	39,918,663	—
—	103,233	—	1,720,581	—

(5,084,877)	(27,902,776)	(85,805,490)	(42,186,235)	—
(5,399,654)	(22,564,119)	(1,657,041)	(9,116,783)	—
—	—	—	—	—

(8,519,510)	(43,508,641)	(82,307,290)	3,585,625	4,995,995

2,981	5,813	252	155	—
34	651	5	842	—
3,015	6,464	257	997	—
(6,524,153)	(26,921,170)	(56,542,903)	62,391,284	4,990,752
45,373,656	72,294,826	368,230,229	305,838,945	—
$38,849,503	$45,373,656	$311,687,326	$368,230,229	$4,990,752

$93,546	$106,690	$57,615	$—	$(14,179)

705,811	2,461,019	22,132,447	21,804,765	—
15,216	139,534	225,306	644,554	462,990
—	4,230	—	2,532,936	—
(309,463)	(1,898,972)	(5,285,089)	(2,849,808)	—
(294,247)	(1,755,208)	(5,059,783)	327,682	462,990
411,564	705,811	17,072,664	22,132,447	462,990

2,063,556	3,358,349	951,721	1,237,189	—
105,486	340,607	95,232	212,424	36,044
—	7,159	—	113,139	—
(330,251)	(1,642,559)	(106,048)	(611,031)	—
(224,765)	(1,294,793)	(10,816)	(285,468)	36,044
1,838,791	2,063,556	940,905	951,721	36,044

Semi-Annual Report  53

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2014	December 31,	June 30, 2014	December 31,
	(unaudited)	2013	(unaudited)	2013

Increase (Decrease) in Net Assets
Operations
Net investment income	$3,622,442	$2,453,644	$252,365	$211,954
Net realized gain on investments and foreign currency	7,951,285	7,599,559	2,275,253	262,423
Net change in unrealized appreciation (depreciation) on investments and foreign currency	467,477	24,751,149	(1,176,500)	1,893,907
Net increase in net assets resulting from operations	12,041,204	34,804,352	1,351,118	2,368,284

Distributions to shareholders
From net investment income
Institutional Shares	—	(85,440)	—	(29,819)
Open Shares	—	(19,238)	—	(6,781)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(104,678)	—	(36,600)

Capital stock transactions
Net proceeds from sales
Institutional Shares	46,980,094	68,935,302	7,287,947	10,476,940
Open Shares	17,798,840	19,759,582	38,840	580,812
Net proceeds from reinvestment of distributions
Institutional Shares	—	65,632	—	26,558
Open Shares	—	10,642	—	6,511
Cost of shares redeemed
Institutional Shares	(24,673,326)	(21,128,631)	(11,412,034)	(765,224)
Open Shares	(3,279,359)	(9,472,789)	(258,849)	(460,659)
Net increase (decrease) in net assets from capital stock transactions	36,826,249	58,169,738	(4,344,096)	9,864,938

Redemption fees (Note 2(k))
Institutional Shares	662	1,593	34,964	499
Open Shares	2,332	360	8	—
Net increase in net assets from redemption fees	2,994	1,953	34,972	499
Total increase (decrease) in net assets	48,870,447	92,871,365	(2,958,006)	12,197,121
Net assets at beginning of period	227,568,815	134,697,450	22,656,118	10,458,997
Net assets at end of period*	$276,439,262	$227,568,815	$19,698,112	$22,656,118
* Includes undistributed (distributions in excess of) net investment income of	$5,925,749	$2,303,307	$450,254	$197,889
(a) The Portfolio commenced operations on December 31, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	10,372,906	7,380,561	1,969,195	889,319
Shares sold	2,598,370	4,296,937	753,125	1,161,787
Shares issued to shareholders from reinvestment of distributions	—	4,074	—	2,971
Shares redeemed	(1,370,110)	(1,308,666)	(1,157,326)	(84,882)
Net increase (decrease)	1,228,260	2,992,345	(404,201)	1,079,876
Shares outstanding at end of period	11,601,166	10,372,906	1,564,994	1,969,195

Open Shares
Shares outstanding at beginning of period	2,353,781	1,713,621	351,946	337,112
Shares sold	993,498	1,218,460	3,877	64,670
Shares issued to shareholders from reinvestment of distributions	—	654	—	725
Shares redeemed	(181,180)	(578,954)	(26,206)	(50,561)
Net increase (decrease)	812,318	640,160	(22,329)	14,834
Shares outstanding at end of period	3,166,099	2,353,781	329,617	351,946

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio		Lazard Global Equity Select Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended
June 30, 2014	December 31,	June 30, 2014	December 31,	June 30, 2014	December 31,
(unaudited)	2013	(unaudited)	2013	(unaudited)	2013 (a)

$50,434,659	$19,943,838	$513,434	$652,354	$47,615	$—
95,057,936	129,960,469	4,498,090	11,845,709	19,379	—

123,300,931	323,682,385	(813,854)	3,644,151	500,002	3,267
268,793,526	473,586,692	4,197,670	16,142,214	566,996	3,267

—	(15,225,169)	—	(124,377)	—	—
—	(3,665,191)	—	(53,950)	—	—

—	(12,783,804)	—	—	—	—
—	(4,645,191)	—	—	—	—
—	(36,319,355)	—	(178,327)	—	—

1,022,477,445	1,297,418,651	4,149,838	11,104,859	10,194,554	1,900,000
592,600,681	559,094,341	2,749,864	2,656,728	131,248	100,000

—	23,504,798	—	123,461	—	—
—	7,112,344	—	52,095	—	—

(143,383,536)	(185,860,486)	(5,463,262)	(16,302,054)	(2,035,248)	—
(93,964,098)	(125,201,877)	(2,196,538)	(5,480,910)	(103,100)	—

1,377,730,492	1,576,067,771	(760,098)	(7,845,821)	8,187,454	2,000,000

6,808	32,289	427	—	122	—
12,685	10,305	1,258	266	—	—
19,493	42,594	1,685	266	122	—
1,646,543,511	2,013,377,702	3,439,257	8,118,332	8,754,572	2,003,267
3,222,798,059	1,209,420,357	71,146,842	63,028,510	2,003,267	—
$4,869,341,570	$3,222,798,059	$74,586,099	$71,146,842	$10,757,839	$2,003,267

$50,340,097	$(94,562)	$1,163,199	$649,765	$47,615	$—

162,756,915	76,287,527	4,886,987	5,583,338	190,000	—
69,943,237	98,516,379	388,575	1,135,839	1,030,474	190,000
—	1,652,995	—	13,204	—	—
(9,771,402)	(13,699,986)	(508,660)	(1,845,394)	(197,050)	—
60,171,835	86,469,388	(120,085)	(696,351)	833,424	190,000
222,928,750	162,756,915	4,766,902	4,886,987	1,023,424	190,000

59,609,458	26,753,257	1,859,232	2,163,219	10,000	—
40,192,825	41,717,662	257,587	292,353	13,555	10,000
—	496,337	—	5,554	—	—
(6,366,085)	(9,357,798)	(203,779)	(601,894)	(10,000)	—
33,826,740	32,856,201	53,808	(303,987)	3,555	10,000
93,436,198	59,609,458	1,913,040	1,859,232	13,555	10,000

Semi-Annual Report  55

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$12.59	$10.71	$9.24	$9.56	$8.62	$7.00
Income (loss) from investment operations:
Net investment income (a)	0.05	0.14	0.20	0.15	0.10	0.12
Net realized and unrealized gain (loss)	1.09	3.02	1.37	(0.30)	0.93	1.62
Total from investment operations	1.14	3.16	1.57	(0.15)	1.03	1.74
Less distributions from:
Net investment income	—	(0.14)	(0.10)	(0.17)	(0.09)	(0.12)
Net realized gains	—	(1.14)	—	—	—	—
Total distributions	—	(1.28)	(0.10)	(0.17)	(0.09)	(0.12)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$13.73	$12.59	$10.71	$9.24	$9.56	$8.62

Total Return (c)	9.05%	29.59%	16.83%	-1.47%	12.00%	24.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$276,491	$228,478	$121,379	$11,108	$13,066	$8,464
Ratios to average net assets (d):
Net expenses	0.82%	0.85%	0.93%	0.75%	0.97%	1.00%
Gross expenses	0.82%	0.85%	1.28%	2.27%	2.76%	3.44%
Net investment income	0.86%	1.16%	1.94%	1.59%	1.19%	1.60%
Portfolio turnover rate	36%	108%	116%	53%	53%	62%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$12.68	$10.77	$9.30	$9.61	$8.67	$7.04
Income (loss) from investment operations:
Net investment income (a)	0.03	0.09	0.15	0.12	0.08	0.09
Net realized and unrealized gain (loss)	1.08	3.04	1.39	(0.29)	0.93	1.64
Total from investment operations	1.11	3.13	1.54	(0.17)	1.01	1.73
Less distributions from:
Net investment income	—	(0.08)	(0.07)	(0.14)	(0.07)	(0.10)
Net realized gains	—	(1.14)	—	—	—	—
Total distributions	—	(1.22)	(0.07)	(0.14)	(0.07)	(0.10)
Redemption fees	— (b)	—	— (b)	— (b)	—	— (b)
Net asset value, end of period	$13.79	$12.68	$10.77	$9.30	$9.61	$8.67

Total Return (c)	8.75%	29.21%	16.51%	-1.77%	11.62%	24.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,485	$2,181	$691	$312	$294	$300
Ratios to average net assets (d):
Net expenses	1.25%	1.25%	1.19%	1.05%	1.27%	1.30%
Gross expenses	1.61%	1.87%	4.84%	6.49%	7.28%	5.52%
Net investment income	0.43%	0.74%	1.51%	1.30%	0.88%	1.15%
Portfolio turnover rate	36%	108%	116%	53%	53%	62%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$12.49	$10.11	$9.03	$8.97	$8.02	$6.26
Income from investment operations:
Net investment income (a)	0.07	0.14	0.14	0.12	0.07	0.08
Net realized and unrealized gain	0.88	2.72	1.17	0.02	0.97	1.68
Total from investment operations	0.95	2.86	1.31	0.14	1.04	1.76
Less distributions from:
Net investment income	—	(0.15)	(0.23)	(0.08)	(0.09)	—
Net realized gains	—	(0.33)	—	—	—	—
Total distributions	—	(0.48)	(0.23)	(0.08)	(0.09)	—
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$13.44	$12.49	$10.11	$9.03	$8.97	$8.02

Total Return (c)	7.61%	28.38%	14.56%	1.65%	13.13%	28.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,254	$116,323	$75,327	$64,239	$71,207	$66,153
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.75%	0.75%	1.01%	1.05%
Gross expenses	0.90%	0.93%	0.99%	1.00%	1.06%	1.09%
Net investment income	1.12%	1.21%	1.40%	1.29%	0.88%	1.26%
Portfolio turnover rate	38%	71%	60%	48%	49%	76%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$12.53	$10.14	$9.04	$8.97	$8.02	$6.28
Income from investment operations:
Net investment income (a)	0.05	0.11	0.11	0.09	0.05	0.07
Net realized and unrealized gain	0.89	2.73	1.16	0.03	0.97	1.67
Total from investment operations	0.94	2.84	1.27	0.12	1.02	1.74
Less distributions from:
Net investment income	—	(0.12)	(0.17)	(0.05)	(0.07)	—
Net realized gains	—	(0.33)	—	—	—	—
Total distributions	—	(0.45)	(0.17)	(0.05)	(0.07)	—
Redemption fees	—	—	—	—	— (b)	—
Net asset value, end of period	$13.47	$12.53	$10.14	$9.04	$8.97	$8.02

Total Return (c)	7.50%	28.04%	14.10%	1.42%	12.79%	27.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,756	$7,650	$8,401	$8,478	$10,024	$8,945
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.31%	1.35%
Gross expenses	1.31%	1.33%	1.37%	1.36%	1.44%	1.39%
Net investment income	0.82%	0.95%	1.10%	0.99%	0.59%	0.96%
Portfolio turnover rate	38%	71%	60%	48%	49%	76%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

LAZARD US STRATEGIC EQUITY PORTFOLIO

For the Period
Selected data for a share of capital	5/19/14* to
stock outstanding throughout the period	6/30/14†

R6 Shares
Net asset value, beginning of period	$12.81
Income from investment operations:
Net investment income (a)	0.03
Net realized and unrealized gain	0.60
Total from investment operations	0.63
Net asset value, end of period	$13.44

Total Return (c)	4.92%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,654
Ratios to average net assets (d):
Net expenses	0.70%
Gross expenses	1.04%
Net investment income	1.58%
Portfolio turnover rate	38%

*	The inception date for R6 Shares was May 19, 2014.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

LAZARD US MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$16.58	$12.52	$11.87	$12.61	$10.31	$7.50
Income (loss) from investment operations:
Net investment income (a)	0.01	0.07	0.05	0.05	0.10	0.08
Net realized and unrealized gain (loss)	0.92	4.04	0.63	(0.75)	2.31	2.81
Total from investment operations	0.93	4.11	0.68	(0.70)	2.41	2.89
Less distributions from:
Net investment income	—	(0.05)	(0.03)	(0.04)	(0.11)	(0.08)
Total distributions	—	(0.05)	(0.03)	(0.04)	(0.11)	(0.08)
Redemption fees	0.01	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$17.52	$16.58	$12.52	$11.87	$12.61	$10.31

Total Return (c)	5.61%	32.95%	5.76%	-5.58%	23.43%	38.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,212	$11,706	$30,803	$91,740	$126,626	$143,267
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	0.98%	0.93%	0.91%	0.91%
Gross expenses	1.40%	1.19%	0.98%	0.93%	0.91%	0.91%
Net investment income	0.13%	0.46%	0.40%	0.37%	0.90%	0.90%
Portfolio turnover rate	33%	133%	102%	83%	75%	77%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$16.32	$12.35	$11.72	$12.45	$10.18	$7.40
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	0.02	0.03	0.01	0.07	0.05
Net realized and unrealized gain (loss)	0.90	4.00	0.61	(0.74)	2.28	2.78
Total from investment operations	0.89	4.02	0.64	(0.73)	2.35	2.83
Less distributions from:
Net investment income	—	(0.05)	(0.01)	— (b)	(0.08)	(0.05)
Total distributions	—	(0.05)	(0.01)	— (b)	(0.08)	(0.05)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$17.21	$16.32	$12.35	$11.72	$12.45	$10.18

Total Return (c)	5.45%	32.59%	5.44%	-5.84%	23.09%	38.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,637	$33,668	$41,492	$52,048	$69,551	$69,737
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.26%	1.19%	1.17%	1.17%
Gross expenses	1.55%	1.43%	1.26%	1.19%	1.17%	1.17%
Net investment income (loss)	-0.12%	0.16%	0.21%	0.11%	0.66%	0.64%
Portfolio turnover rate	33%	133%	102%	83%	75%	77%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$15.97	$13.29	$11.82	$14.55	$11.80	$7.59
Income (loss) from investment operations:
Net investment income (loss) (a)	—	0.01	0.05	0.01	0.09	(0.01)
Net realized and unrealized gain (loss)	1.37	4.70	1.77	(1.45)	2.70	4.22
Total from investment operations	1.37	4.71	1.82	(1.44)	2.79	4.21
Less distributions from:
Net investment income	—	(0.01)	(0.02)	—	(0.04)	—
Net realized gains	—	(2.02)	(0.33)	(1.29)	—	—
Total distributions	—	(2.03)	(0.35)	(1.29)	(0.04)	—
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$17.34	$15.97	$13.29	$11.82	$14.55	$11.80

Total Return (c)	8.58%	35.81%	15.45%	-9.83%	23.67%	55.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$295,979	$353,565	$289,855	$167,042	$238,901	$56,042
Ratios to average net assets (d):
Net expenses	0.85%	0.86%	0.88%	0.90%	1.00%	1.22%
Gross expenses	0.85%	0.86%	0.88%	0.90%	1.00%	1.23%
Net investment income (loss)	0.05%	0.06%	0.41%	0.08%	0.68%	-0.12%
Portfolio turnover rate	46%	101%	92%	110%	114%	195%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$15.41	$12.92	$11.52	$14.26	$11.56	$7.46
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.04)	— (b)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss)	1.30	4.56	1.73	(1.42)	2.67	4.14
Total from investment operations	1.28	4.52	1.73	(1.45)	2.70	4.10
Less distributions from:
Net investment income	—	(0.01)	—	—	—	—
Net realized gains	—	(2.02)	(0.33)	(1.29)	—	—
Total distributions	—	(2.03)	(0.33)	(1.29)	—	—
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$16.69	$15.41	$12.92	$11.52	$14.26	$11.56

Total Return (c)	8.37%	35.47%	14.97%	-10.09%	23.36%	54.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,708	$14,665	$15,984	$20,039	$21,620	$19,531
Ratios to average net assets (d):
Net expenses	1.19%	1.20%	1.21%	1.21%	1.34%	1.51%
Gross expenses	1.19%	1.20%	1.21%	1.21%	1.34%	1.52%
Net investment income (loss)	–0.28%	–0.27%	0.01%	–0.23%	0.21%	–0.40%
Portfolio turnover rate	46%	101%	92%	110%	114%	195%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

For the Period
Selected data for a share of capital	4/30/14* to
stock outstanding throughout the period	6/30/14†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.03)
Net realized and unrealized gain	0.03
Total from investment operations	—
Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,630
Ratios to average net assets (c):
Net expenses (d)	3.20%
Gross expenses (d)	11.49%
Net investment loss	-1.91%
Portfolio turnover rate:
Excluding securities sold short	19%
Including securities sold short	246%

For the Period
Selected data for a share of capital	4/30/14* to
stock outstanding throughout the period	6/30/14†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.04)
Net realized and unrealized gain	0.04
Total from investment operations	—
Net asset value, end of period	$10.00

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$360
Ratios to average net assets (c):
Net expenses (d)	3.72%
Gross expenses (d)	21.00%
Net investment loss	-2.52%
Portfolio turnover rate:
Excluding securities sold short	19%
Including securities sold short	246%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment loss has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.
(d)	Expense ratios include broker expense and dividend expense on securities sold short of 1.50% for Institutional Shares and 1.77% for Open Shares.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$17.85	$14.78	$12.49	$13.81	$13.14	$10.50
Income (loss) from investment operations:
Net investment income (a)	0.26	0.23	0.25	0.27	0.21	0.26
Net realized and unrealized gain (loss)	0.58	2.85	2.56	(1.25)	0.82	2.38
Total from investment operations	0.84	3.08	2.81	(0.98)	1.03	2.64
Less distributions from:
Net investment income	—	(0.01)	(0.52)	(0.34)	(0.36)	— (b)
Total distributions	—	(0.01)	(0.52)	(0.34)	(0.36)	— (b)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$18.69	$17.85	$14.78	$12.49	$13.81	$13.14

Total Return (c)	4.71%	20.84%	22.70%	-7.17%	8.04%	25.19%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$216,849	$185,199	$109,088	$86,880	$127,485	$139,070
Ratios to average net assets (d):
Net expenses	0.91%	0.95%	1.02%	1.03%	0.98%	0.99%
Gross expenses	0.91%	0.95%	1.02%	1.03%	0.98%	0.99%
Net investment income	2.97%	1.42%	1.85%	1.99%	1.63%	2.33%
Portfolio turnover rate	15%	43%	48%	39%	53%	66%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net assets, beginning of period (in thousands)	$18.00	$14.94	$12.59	$13.91	$13.24	$10.60
Income (loss) from investment operations:
Net investment income (a)	0.26	0.19	0.21	0.24	0.16	0.22
Net realized and unrealized gain (loss)	0.56	2.88	2.57	(1.26)	0.83	2.42
Total from investment operations	0.82	3.07	2.78	(1.02)	0.99	2.64
Less distributions from:
Net investment income	—	(0.01)	(0.43)	(0.30)	(0.32)	—
Total distributions	—	(0.01)	(0.43)	(0.30)	(0.32)	—
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	—
Net asset value, end of period	$18.82	$18.00	$14.94	$12.59	$13.91	$13.24

Total Return (c)	4.56%	20.55%	22.30%	-7.42%	7.65%	24.91%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,591	$42,370	$25,610	$18,699	$28,670	$19,520
Ratios to average net assets (d):
Net expenses	1.18%	1.23%	1.32%	1.33%	1.29%	1.27%
Gross expenses	1.18%	1.23%	1.32%	1.33%	1.29%	1.27%
Net investment income	2.88%	1.18%	1.49%	1.78%	1.25%	1.98%
Portfolio turnover rate	15%	43%	48%	39%	53%	66%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$9.76	$8.51	$7.18	$7.99	$7.70	$6.39
Income (loss) from investment operations:
Net investment income (a)	0.11	0.12	0.12	0.13	0.14	0.17
Net realized and unrealized gain (loss)	0.51	1.15	1.43	(0.70)	0.49	1.16
Total from investment operations	0.62	1.27	1.55	(0.57)	0.63	1.33
Less distributions from:
Net investment income	—	(0.02)	(0.22)	(0.24)	(0.34)	(0.02)
Total distributions	—	(0.02)	(0.22)	(0.24)	(0.34)	(0.02)
Redemption fees	0.02	— (b)	— (b)	— (b)	—	— (b)
Net asset value, end of period	$10.40	$9.76	$8.51	$7.18	$7.99	$7.70

Total Return (c)	6.56%	14.93%	21.59%	-7.14%	8.49%	20.86%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,272	$19,212	$7,571	$4,519	$3,614	$3,925
Ratios to average net assets (d):
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.96%	2.45%	4.17%	4.66%	5.08%	3.46%
Net investment income	2.27%	1.33%	1.55%	1.72%	1.80%	2.52%
Portfolio turnover rate	44%	36%	46%	55%	75%	67%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$9.79	$8.57	$7.20	$8.02	$7.72	$6.41
Income (loss) from investment operations:
Net investment income (a)	0.10	0.10	0.12	0.11	0.12	0.14
Net realized and unrealized gain (loss)	0.51	1.14	1.42	(0.72)	0.49	1.17
Total from investment operations	0.61	1.24	1.54	(0.61)	0.61	1.31
Less distributions from:
Net investment income	—	(0.02)	(0.17)	(0.21)	(0.31)	— (b)
Total distributions	—	(0.02)	(0.17)	(0.21)	(0.31)	— (b)
Redemption fees	— (b)	—	— (b)	—	— (b)	— (b)
Net asset value, end of period	$10.40	$9.79	$8.57	$7.20	$8.02	$7.72

Total Return (c)	6.23%	14.48%	21.23%	-7.41%	8.29%	20.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,426	$3,444	$2,888	$2,463	$3,056	$4,530
Ratios to average net assets (d)
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.55%	3.03%	4.77%	5.12%	5.31%	3.62%
Net investment income	2.02%	1.08%	1.55%	1.43%	1.56%	2.11%
Portfolio turnover rate	44%	36%	46%	55%	75%	67%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$14.46	$11.71	$9.46	$10.63	$9.41	$7.51
Income (loss) from investment operations:
Net investment income (a)	0.19	0.14	0.15	0.16	0.13	0.20
Net realized and unrealized gain (loss)	0.71	2.79	2.21	(1.19)	1.22	1.88
Total from investment operations	0.90	2.93	2.36	(1.03)	1.35	2.08
Less distributions from:
Net investment income	—	(0.10)	(0.11)	(0.14)	(0.13)	(0.18)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	—	(0.18)	(0.11)	(0.14)	(0.13)	(0.18)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.36	$14.46	$11.71	$9.46	$10.63	$9.41

Total Return (c)	6.22%	25.02%	25.00%	-9.70%	14.43%	27.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,424,713	$2,354,068	$893,610	$435,411	$356,098	$311,570
Ratios to average net assets (d):
Net expenses	0.84%	0.86%	0.86%	0.88%	0.90%	0.91%
Gross expenses	0.84%	0.86%	0.86%	0.88%	0.90%	0.91%
Net investment income	2.64%	1.02%	1.45%	1.53%	1.30%	2.42%
Portfolio turnover rate	19%	41%	52%	53%	55%	129%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$14.57	$11.80	$9.53	$10.68	$9.43	$7.51
Income (loss) from investment operations:
Net investment income (a)	0.18	0.10	0.09	0.13	0.09	0.16
Net realized and unrealized gain (loss)	0.71	2.82	2.26	(1.20)	1.24	1.90
Total from investment operations	0.89	2.92	2.35	(1.07)	1.33	2.06
Less distributions from:
Net investment income	—	(0.07)	(0.08)	(0.08)	(0.08)	(0.14)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions	—	(0.15)	(0.08)	(0.08)	(0.08)	(0.14)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$15.46	$14.57	$11.80	$9.53	$10.68	$9.43

Total Return (c)	6.11%	24.73%	24.74%	-10.01%	14.09%	27.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,444,628	$868,730	$315,811	$63,280	$46,051	$19,446
Ratios to average net assets (d):
Net expenses	1.07%	1.10%	1.13%	1.16%	1.20%	1.21%
Gross expenses	1.07%	1.10%	1.13%	1.16%	1.20%	1.21%
Net investment income	2.49%	0.78%	0.87%	1.26%	0.89%	1.98%
Portfolio turnover rate	19%	41%	52%	53%	55%	129%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$10.54	$8.12	$6.84	$8.12	$6.68	$4.80
Income (loss) from investment operations:
Net investment income (a)	0.08	0.11	0.11	0.13	0.10	0.08
Net realized and unrealized gain (loss)	0.54	2.34	1.40	(1.27)	1.45	1.80
Total from investment operations	0.62	2.45	1.51	(1.14)	1.55	1.88
Less distributions from:
Net investment income	—	(0.03)	(0.23)	(0.14)	(0.11)	—
Total distributions	—	(0.03)	(0.23)	(0.14)	(0.11)	—
Redemption fees	— (b)	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.16	$10.54	$8.12	$6.84	$8.12	$6.68

Total Return (c)	5.88%	30.20%	22.28%	-14.11%	23.55%	39.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$53,214	$51,508	$45,360	$38,879	$47,134	$40,243
Ratios to average net assets (d):
Net expenses	1.13%	1.13%	1.13%	1.13%	1.13%	1.17%
Gross expenses	1.13%	1.19%	1.18%	1.17%	1.21%	1.21%
Net investment income	1.49%	1.15%	1.40%	1.65%	1.39%	1.55%
Portfolio turnover rate	27%	58%	48%	28%	41%	51%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$10.56	$8.17	$6.86	$8.14	$6.70	$4.82
Income (loss) from investment operations:
Net investment income (a)	0.07	0.08	0.08	0.10	0.08	0.07
Net realized and unrealized gain (loss)	0.54	2.34	1.41	(1.26)	1.45	1.81
Total from investment operations	0.61	2.42	1.49	(1.16)	1.53	1.88
Less distributions from:
Net investment income	—	(0.03)	(0.18)	(0.12)	(0.09)	—
Total distributions	—	(0.03)	(0.18)	(0.12)	(0.09)	—
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.17	$10.56	$8.17	$6.86	$8.14	$6.70

Total Return (c)	5.78%	29.65%	21.96%	-14.36%	23.13%	39.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,373	$19,639	$17,669	$17,744	$24,984	$27,920
Ratios to average net assets (d):
Net expenses	1.42%	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.42%	1.48%	1.48%	1.46%	1.49%	1.48%
Net investment income	1.25%	0.85%	1.08%	1.34%	1.09%	1.28%
Portfolio turnover rate	27%	58%	48%	28%	41%	51%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL EQUITY SELECT PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Period Ended
stock outstanding throughout each period	6/30/14†	12/31/13*

Institutional Shares
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income (a)	0.07	—
Net realized and unrealized gain	0.28	0.02
Total from investment operations	0.35	0.02
Redemption fees	— (b)	—
Net asset value, end of period	$10.37	$10.02

Total Return (c)	3.70%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,617	$1,903
Ratios to average net assets (d):
Net expenses	1.10%	0.00%
Gross expenses	5.33%	91.25	%(e)
Net investment income	1.39%	0.00%
Portfolio turnover rate	47%	0.00%

	Six Months
Selected data for a share of capital	Ended	Period Ended
stock outstanding throughout each period	6/30/14†	12/31/13*

Open Shares
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (a)	0.04	—
Net realized and unrealized gain	0.32	0.01
Total from investment operations	0.36	0.01
Net asset value, end of period	$10.37	$10.01

Total Return (c)	3.70%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140	$100
Ratios to average net assets (d):
Net expenses	1.40%	0.00%
Gross expenses	17.32%	91.25	%(e)
Net investment income	0.76%	0.00%
Portfolio turnover rate	47%	0.00%

†	Unaudited.
*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2014 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than the US Equity Concentrated, Fundamental Long/Short, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2014. This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Mid Cap Equity, US Small-Mid Cap Equity, Fundamental Long/Short, International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity and Global Equity Select Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Shares class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s NAV. Repurchase agreements are valued at the principal amounts plus accrued interest.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations

Semi-Annual Report  67

from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of a Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Short Sales—The Fundamental Long/Short Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. For the period ended June 30, 2014, Fundamental Long/Short Portfolio received proceeds from securities sold short of $2,807,473 and purchased to cover short positions of $1,585,729.

(d) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

At June 30, 2014, the US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $8,300,000 and $5,140,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at period end.

(e) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

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The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the following Portfolios had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

US Mid Cap Equity	$3,258,313	$40,427,588
International Equity	—	20,576,570
International Equity Select	179,007	2,653,216
International Small Cap Equity	—	13,536,598

Portfolio	Expiring 2018	Expiring 2019

International Equity	$5,103,235	$—
International Equity Select	1,173,332	—
International Small Cap Equity	50,821,243	4,306,477

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

International Equity Select	$95,880
International Strategic Equity	12,284
Global Equity Select	4

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(g) Dividends and Distributions—Dividends from net investment income, if any, on shares of the Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholders distributions may result in reclassifications among certain capital accounts.

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

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(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—Excess cash in Portfolios’ demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(k) Redemption Fee—All Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
Fundamental Long/Short	1.40
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Global Equity Select	0.85

The Investment Manager has voluntarily agreed, through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	N/A	2015	(a)
US Strategic Equity	0.75	1.05	0.70%	2015
US Mid Cap Equity	1.05	1.35	N/A	2015
US Small-Mid Cap Equity	1.15	1.45	N/A	2015
Fundamental Long/Short*	1.70	1.95	N/A	2016
International Equity	1.05	1.35	N/A	2015
International Equity Select	1.15	1.45	N/A	2024
International Strategic Equity	1.15	1.45	N/A	2015
International Small Cap Equity	1.13	1.43	N/A	2015
Global Equity Select	1.10	1.40	N/A	2015	(b)

(a)	Agreement extends, for May 1, 2015 through April 30, 2024, at levels of 1.10% and 1.40%, respectively.
(b)	Agreement is through December 31, 2015.
*	Expense limitations do not include broker expense and dividend expense on securities sold short.

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During the period ended June 30, 2014, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

US Equity Concentrated	$—	$—	$ 4,281	$ —
US Strategic Equity	83,552	—	9,885	—
US Mid Cap Equity	15,197	—	31,583	—
Fundamental Long/Short	9,783	43,124	454	2,985
International Equity Select	78,094	—	14,064	4,081
Global Equity Select	28,661	98,600	822	8,209

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$4,085	$—

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2014, State Street waived its fees as follows:

Portfolio	Amount

Fundamental Long/Short	$3,125
Global Equity Select	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations. During the period ended June 30, 2014, BFDS waived its fees as follows:

Portfolio	Amount

US Strategic Equity	$2,045
Fundamental Long/Short	4,070
Global Equity Select	12,221

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$101,973,007	$83,488,312
US Strategic Equity	46,962,060	46,360,861
US Mid Cap Equity	12,358,687	18,647,308
US Small-Mid Cap Equity	149,848,064	226,327,032
Fundamental Long/Short	4,950,589	3,486,927
International Equity	82,515,723	36,576,210
International Equity Select	9,607,099	13,736,621
International Strategic Equity	1,993,310,160	702,253,107
International Small Cap Equity	19,656,354	18,966,122
Global Equity Select	11,561,319	3,039,948

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2014, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Strategic Equity	$398,438	$1,180,000	1.09%	16
US Mid Cap Equity	912,857	1,620,000	1.09	7
US Small-Mid Cap Equity	9,000,000	12,500,000	1.09	4
International Equity Select	2,447,500	3,500,000	1.09	18
International Small Cap Equity	437,222	535,000	1.09	9
Global Equity Select	1,100,000	1,100,000	1.10	4

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2014 is categorized as Level 2 (see Note 9).

7. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each invest-

ment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

US Equity Concentrated Portfolio
Common Stocks	$247,080,237	$—	$—	$247,080,237
Short-Term Investment	30,430,940	—	—	30,430,940
Total	$277,511,177	$—	$—	$277,511,177

US Strategic Equity Portfolio
Common Stocks	$131,856,463	$—	$—	$131,856,463
Preferred Stock*	—	—	—	—
Short-Term Investment	1,185,928	—	—	1,185,928
Total	$133,042,391	$—	$—	$133,042,391

US Mid Cap Equity Portfolio
Common Stocks	$36,211,852	$—	$—	$36,211,852
Preferred Stock*	—	—	—	—
Short-Term Investment	2,660,596	—	—	2,660,596
Total	$38,872,448	$—	$—	$38,872,448

US Small-Mid Cap Equity Portfolio
Common Stocks	$304,901,190	$—	$—	$304,901,190
Preferred Stock*	—	—	—	—
Repurchase Agreement	—	8,300,000	—	8,300,000
Total	$304,901,190	$8,300,000	$—	$313,201,190

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	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2014

Fundamental Long/Short Portfolio
Common Stocks	$4,863,973	$—	$—	$4,863,973
Short-Term Investment	2,794,401	—	—	2,794,401
Securities Sold Short	(2,656,564)	—	—	(2,656,564)
Total	$5,001,810	$—	$—	$5,001,810

International Equity Portfolio
Common Stocks
Thailand	$—	$1,947,168	$—	$1,947,168
Other	262,191,031	—	—	262,191,031
Preferred Stock	5,616,643	—	—	5,616,643
Repurchase Agreement	—	5,140,000	—	5,140,000
Total	$267,807,674	$7,087,168	$—	$274,894,842

International Equity Select Portfolio
Common Stocks
Russia	$304,113	$136,483	$—	$440,596
Other	18,327,586	—	—	18,327,586
Short-Term Investment	857,858	—	—	857,858
Total	$19,489,557	$136,483	$—	$19,626,040

International Strategic Equity Portfolio
Common Stocks	$4,472,125,269	$—	$—	$4,472,125,269
Preferred Stock	94,436,615	—	—	94,436,615
Right*	—	—	—	—
Short-Term Investment	218,938,909	—	—	218,938,909
Total	$4,785,500,793	$—	$—	$4,785,500,793

International Small Cap Equity Portfolio
Common Stocks	$72,248,746	$—	$—	$72,248,746
Preferred Stock	803,751	—	—	803,751
Short-Term Investment	1,648,797	—	—	1,648,797
Total	$74,701,294	$—	$—	$74,701,294

Global Equity Select Portfolio
Common Stocks	$10,439,503	$—	$—	$10,439,503
Preferred Stock	100,326	—	—	100,326
Short-Term Investment	63,843	—	—	63,843
Total	$10,603,672	$—	$—	$10,603,672

* The preferred stock and the right were reported in the Portfolios of Investments at zero market value.

74  Semi-Annual Report

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that was working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobservable inputs, including the bankruptcy filing of the company, which is reflected in its current valuation of zero.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2 (a)), certain equity securities (other than those securities described in footnote (d) in the Notes to Portfolios of

Investments) in the International Equity, International Equity Select, International Strategic Equity, International Small Cap Equity and Global Equity Select Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require adjustment or disclosure in the financial statements.

Semi-Annual Report  75

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)
Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Counsel to the President, The White House, Associate Counsel to the President (2009)
Leon M. Pollack (73)	Director (August 2006)	Private Investor
Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)
Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
	(July 2005)	Lazard Ltd, Vice Chairman and Director (2010 – present)
Franci J. Blassberg (60)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

76  Semi-Annual Report

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg, who became a Director effective August 6, 2014, is an “interested person” (as defined in the Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager
Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager
Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager
Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  77

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Fundamental Long/Short Portfolio

At meetings of the Board held on February 26, 2014 (the “February Meeting”) and April 10, 2014 (the “April Meeting”), the Board considered matters in connection with the approval of the Management Agreement between the Fund, on behalf of Lazard Fundamental Long/Short Portfolio (the “Long/Short Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

February Meeting

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 33 active funds comprised approximately $24 billion of the approximately

$187 billion of total assets under the management of the Investment Manager and its global subsidiaries as of December 31, 2013); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the Long/Short Portfolio from members of the Long/Short Portfolio’s proposed portfolio management team, including the strategy to be employed for the Long/Short Portfolio and the Long/Short Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Long/Short Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $24 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

Management Fee and Expense Ratios. Although the Directors were provided with comparative management fee and expense ratio information prepared by Lipper, Inc. (“Lipper”), it was determined that the Investment Manager would obtain an additional comparative analysis from Strategic Insight that was more appropriate to the strategy of the Long/Short Portfolio, as the Investment Manager believed that many of the peer funds selected for the Long/Short Portfolio by Lipper were not appropriate comparisons because Lipper had included funds other than “pure” long/short funds.

Performance Information

The Directors were provided with composite performance information for a proprietary account managed in the Investment Manager’s long/short strategy.

78  Semi-Annual Report

Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $187 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Long/Short Portfolio.

The Directors determined to further consider the Management Agreement at the April Meeting.

April Meeting

Comparative Management Fee and Expense Ratio Information

Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the Long/Short Portfolio and the comparisons provided by Strategic Insight, which compared contractual management fees and expense ratios for the Long/Short Portfolio to its expense groups of peer funds (the “Long/Short Group”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed management fee for the Long/Short Portfolio was slightly below the Long/Short Group median for Institutional Shares and three basis points above the Long/Short Group median for Open Shares. The net expense ratios for the Long/Short Portfolio were below the respective Long/Short Group median for each share class.

There were no other fee-paying client accounts managed by the Investment Manager with investment objectives, policies and strategies similar to those of the Long/Short Portfolio.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to previous discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing

Portfolios and noted that because the Long/Short Portfolio is newly formed, has not commenced operations and the eventual amount of the Long/Short Portfolio’s assets is uncertain, specific information concerning the cost of services to be provided to the Long/Short Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Long/Short Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Long/Short Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse Long/Short Portfolio for at least two years following the Long/Short Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Long/Short Portfolio. The Investment Manager’s representatives referenced information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Long/Short Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Plan adopted for the Long/Short Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Long/Short Portfolio. Based on its discussions and considerations as described above and at the February Meeting, the Board made the following conclusions and determinations with regard to the Management Agreement:

Semi-Annual Report  79

•	The Board concluded that the Long/Short Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Long/Short Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Long/Short Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement for the Long/Short Portfolio was in the best interests of the Long/Short Portfolio.

All Portfolios except Lazard Fundamental Long/Short Portfolio, Lazard International Equity Concentrated Portfolio and Lazard Global Strategic Equity Portfolio

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 33 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment

Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis, it was noted that, for at least one share class of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the International Equity Select Portfolio.

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It also was noted that, for at least one share class of all Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group, except for the US Mid Cap Equity Portfolio (for which expense ratios were near the median for both of the share class Groups). The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2014.

The Directors noted that one or both share classes of International Equity, International Equity Select, International Small Cap Equity, International Strategic Equity, US Equity Concentrated and US Small-Mid Cap Equity Portfolios were at or above the median of the Group and/or Category for most or all periods; for the US Strategic Equity Portfolio, performance was below median, although by a relatively narrow spread in longer-term periods; and the performance of the US Mid Cap Equity Portfolio was generally fourth quartile in all periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment

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Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that were not generally above or competitive with Group or Category medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being disposi-

tive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio.

Lazard International Equity Concentrated Portfolio, Lazard Global Equity Select Portfolio and Lazard Global Strategic Equity Portfolio

At a meeting of the Fund’s Board held on June 24-25, 2014, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard International Equity Concentrated Portfolio and Lazard Global Strategic Equity Portfolio (the “New Portfolios”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 33 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolios from members of the New Portfolios’ proposed portfolio management teams, including the strategies to be employed for the New Portfolios and the New Portfolios’ portfolio management teams, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements.

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The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolios and the comparisons provided by Strategic Insight, which compared management fees and expense ratios for each New Portfolio to its respective Groups and Category, and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fee and estimated expense ratios for the Global Strategic Equity Portfolio were slightly below or above (by one to four basis points) the medians for the Groups and Category. For Institutional shares of the International Equity Concentrated Portfolio, the proposed contractual management fee was above the Group median (by four basis points) and above the Category median (in the fourth quartile) and for Open shares the proposed contractual management fee was above (by less than two basis points) the Group median and above the Category median (in the third quartile). The estimated expense ratios for the International Equity Concentrated Portfolio’s Institutional shares were at and above (third quartile) the Group and Category medians, respectively, and the estimated expense ratios for the International Equity Concentrated Portfolio’s Open shares were below and above (third quartile) the Group and Category medians, respectively. The Directors also reviewed information regarding advisory fees charged to Similar Accounts and considered the relevance of this fee information.

Performance. Since the New Portfolios had not yet commenced operations, there was no performance of the New Portfolios for the Directors to consider. The Directors were provided with performance information for the Investment Manager’s global strategic equity and international equity concentrated strategies, and it was noted that the international equity concentrated performance was for a single account funded by the Investment Manager with approximately $1.5 million in assets.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of the New Portfolios’ assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolios initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse each New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolios would not bear any related costs other than the 0.25% 12b-1

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fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolios’ Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolios. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Management Agreement for each New Portfolio:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolios.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolios increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolios.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement for the New Portfolios was in the best interests of the New Portfolios.

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The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Semi-Annual Report
June 30, 2014

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Emerging Markets Income Portfolio

Lazard Explorer Total Return Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
8	Performance Overviews
16	Information About Your Portfolio’s Expenses
18	Portfolio Holdings Presented by Sector and Region
19	Portfolios of Investments
19	Lazard Emerging Markets Equity Portfolio
21	Lazard Emerging Markets Core Equity Portfolio
23	Lazard Developing Markets Equity Portfolio
25	Lazard Emerging Markets Equity Blend Portfolio
28	Lazard Emerging Markets Multi Asset Portfolio
47	Lazard Emerging Markets Debt Portfolio
57	Lazard Emerging Markets Income Portfolio
60	Lazard Explorer Total Return Portfolio
74	Notes to Portfolios of Investments
78	Statements of Assets and Liabilities
80	Statements of Operations
82	Statements of Changes in Net Assets
86	Financial Highlights
94	Notes to Financial Statements
110	Board of Directors and Officers Information
112	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2014, global equity markets rose steadily. Stocks were somewhat volatile at the beginning of the year as investors were concerned that the US Federal Reserve (the “Fed”) may begin to raise interest rates sooner than previously expected. However, Fed Chair Janet Yellen reassured markets on several occasions that the Fed intends to keep interest rates low until the US economy is stronger. Stocks gained in developed markets across North America, Europe, and Asia. Emerging-market equities recovered from a difficult 2013 amid an improving global economic environment and despite growth concerns in China and geopolitical uncertainty from Russia-Ukraine tensions.

Global fixed-income markets extended their rally despite the unwinding of US quantitative easing and as interest rates generally trended lower. Emerging-market debt posted strong returns, supported by the credit-easing measures taken by the European Central Bank and the ongoing accommodative stance by the Fed.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, may achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Emerging markets equities suffered through a challenging initial two months, followed by a significant rebound during the first half of 2014. Concerns about the Fed tapering in January and then the trauma relating to events in Crimea in February were subsequently more than offset by an improving economic environment, somewhat de-escalating tensions in Ukraine, and an improvement in industrial production data in China. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the “EM Index”) increased by 6.1%, as measured in US dollar terms. By region, Latin America performed best, modestly outperforming shares in Asia and eastern Europe. Features of the period included the Crimean (Ukrainian) issue as well as higher crude oil prices caused by increased violence within Iraq.

Asian markets were generally strong over the first half of 2014, apart from China, which suffered from worries about economic growth and a weak renminbi. The period included a military coup in Thailand which ousted Yingluck Shinawatra as prime minister. Somewhat perversely, Thai shares rallied, suggesting less uncertainty. Taiwanese equities, especially technology shares, rose due to upward earnings revisions. Indian stock prices increased sharply following the convincing election win of BJP leader Modi and the announcement of his relatively small, and therefore possibly more efficient, cabinet. Although share prices recovered in Indonesia following a weak period in 2013, polls in June reporting a closer and more complicated presidential election, resulted in marked profit-taking.

European-market returns were somewhat mixed during the period. Because of the Crimean situation, Russian and Hungarian shares fell sharply in February before beginning to recover on the apparent signs of de-escalating of tensions. Turkish and South African equities rebounded from the stresses placed on their currencies after the Fed’s tapering in the first quarter, which led both central banks to decisively lift interest rates. Egyptian shares benefited from General el-Sisi’s election as president. New EM Index constituent countries, Qatar and the United Arab Emirates, rose over the period but suffered considerable declines in June following the effects of a corporate scandal in Qatar and a year of major market increases.

Apart from Chile, Latin American markets rose in the first half of 2014. Despite ongoing concerns about economic performance, both Brazil and Colombia benefited from the increase in crude oil prices given their substantial energy weightings. Mexican shares were buoyed by ongoing excitement over reform policy as well as prospects of increased economic growth.

By sector, the information technology, utilities, consumer discretionary, and health care sectors performed relatively well while the materials, telecom services, and consumer staples sectors underperformed the EM Index.

Emerging markets debt has gone from worst-performing asset class in 2013 to best-performing asset class year to date. We continue to believe that the sell-off in emerging markets debt in the second half of 2013 did not reflect the onset of an emerging markets-wide crisis, but rather signified a valuation adjustment for tighter global liquidity and some deterioration in emerging markets fundamentals. At the turn of the year, with US 10-year Treasury rates rising and an emerging markets macro adjustment beginning to take hold, higher yields for emerging markets debt (6% for the US dollar-denominated sovereign bond index and 7% for the local currency-denominated bond index) looked attractive in an absolute sense and less expensive relative to other credit markets. Therefore, we were not surprised by the rebound in emerging markets debt, but we were unprepared for its magnitude, which, to us, appeared excessive.

In the six-month period ended June 30, 2014, emerging markets debt as represented by a blended 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”) was up 7.35%. US dollar-denominated debt, as represented by the JPMorgan EMBI Global Diversified Index, increased by 8.66%. The JPMorgan GBI-EM Global Diversified Index increased 5.99% over the same period.

During the first half of 2014, many emerging markets demonstrated a balance of payments improvement that reduced vulnerabilities. Poor investor sentiment towards emerging markets led to portfolio outflows and a sharp sell-off across emerging-market assets in January. However, since February, emerging local markets have been recovering from their recent drawdown. Countries that have made fundamental improvements, show growing reform momentum, or offer high yield have generally been top performers in 2014.

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The benign global backdrop has fostered a recovery in the short-duration emerging local markets arena for the past five months. Accommodative G3 monetary policies, mini-stimulus in China and resulting rebound which disproves the imminent “hard landing” cynics, and cyclical improvement in the United States and Europe, relative to the past few years, are factors igniting a resumption of capital inflows after a protracted and sizeable exodus, as investor confidence returns to emerging markets.

Since mid-2013, risk premia have risen across many emerging money markets either in the form of improved currency competitiveness (after sharp depreciation), or in the form of higher nominal or real yields (or both). Additionally, emerging-market macro data has evidenced ongoing economic rebalancing, such as notable current-account improvements, while monetary policy signals (on-hold/tighter in most, with only isolated incremental easing in a select few countries), electoral progress, and structural reform advancement have garnered increasing investor discrimination.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2014, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 9.16%, while the Open Shares posted a total return of 9.09%, as compared with the 6.14% return for the EM Index.

Shares of Cielo, a Brazilian credit card processor, continued to perform well amid strong credit card volumes. BB Seguridade Participacoes, a Brazilian insurance company, gained after announcing strong results and providing good guidance. Shares of Taiwan Semiconductor Manufacturing, a Taiwanese manufacturer of integrated circuits, rose amid increased confidence that second half of 2014 earnings would beat expectations. Bank Mandiri, an Indonesian bank, reported good fourth-quarter results.

In contrast, shares of Sberbank of Russia, a Russian bank, declined as the Crimea crisis resulted in increased political concerns and a weakening ruble. KB Financial Group, a South Korean bank, was negatively affected by increased regulatory tightening within the credit card market following a large data leak scandal. Shares of Mobile Telesystems, a Russia-based telecom services company, declined on concerns over increased competition after Rostelecom and Tele2 announced a joint venture, and due to macro-related con-

cerns including the weakening ruble. Shares of Hanwha Life Insurance, a South Korean life insurance company, declined amid weaker-than-expected earnings and growth outlook.

Lazard Emerging Markets Core Equity Portfolio

For the six months ended June 30, 2014, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 6.71%, while the Open Shares posted a total return of 6.51%, as compared with the 6.14% return for the EM Index.

Shares of Largan Precision, in Taiwan, and SK Hynx, in South Korea, performed well amid improving earnings outlooks for those companies. Shares of Vipshop Holdings, a leading online discount retailer in China, continued to outperform amid a strong earnings release coupled with the company providing an optimistic business outlook. Gruma, a Mexican consumer staples company, helped performance as it expanded its footprint into Europe and benefited from increasing earnings due to its cost-cutting initiatives. Stock selection in the information technology sector helped performance. On a regional basis, stock selection in South Korea and Taiwan and a lack of exposure to Qatar and the United Arab Emirates helped performance.

In contrast, Russian portfolio holdings of Sberbank of Russia, Eurasia Drilling, MegaFon, Mail.ru, and LukOil all hurt performance due to geopolitical concerns surrounding the crisis in Crimea and Ukraine. On a regional basis, stock selection in Brazil and South Africa hurt performance during the period.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2014, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 4.40%, while Open Shares posted a total return of 4.23%, as compared with the 6.14% return for the EM Index.

Aurobindo Pharma, an Indian generic pharmaceutical company, outperformed on strong results as well as on pricing for their Cymbalta sales holding up better than expected. Estacio Participacoes, a Brazilian private school operator, did well as results have exceeded margin targets and management envisions a strong long-term outlook for its operations. ICICI Bank, an Indian bank, outperformed on expectations of a BJP election victory (which subsequently occurred) and that interest rates may have peaked, setting the stage for an

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improvement in economic fundamentals. Bank Rakyat Indonesia, an Indonesian bank, rose after reporting strong quarterly earnings with higher margins and stable asset quality. Hiwin Technologies, a Chinese manufacturer of automation equipment, performed well on an optimistic outlook driven by demand for its equipment.

Stock selection in the financials, health care, consumer discretionary, and consumer staples sectors, as well as in India, Taiwan, Indonesia, and Colombia helped performance.

A lower-than index exposure to the consumer staples and telecom services sectors as well as to Korea and the United Arab Emirates, and a higher-than-index exposure to India, Qatar, and Colombia added value.

Shares in Eurasia Drilling, a Russian oilfield services company, sold off following the loss of a large client and uncertainties around the sustainability of its margins going forward. Globaltrans Investment, a Russian rail freight logistics company; VTB Bank, a Russian bank; and Yandex, a Russian internet search company, all underperformed in the wake of the Crimean crisis along with the overall Russian stock market. Zhuzhou CSR Times Electric, a Chinese provider of electrical systems for railways, slipped on concerns about the Chinese economy although rail spending remains a top priority for the government.

Stock selection in the industrials, energy, information technology, and materials sectors as well as in China, Russia, Brazil, and Turkey detracted value.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2014, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 4.47%, while Open Shares posted a total return of 4.30%, as compared with the 6.14% return for the EM Index.

The Portfolio is managed using a combination of two emerging-market equity investment strategies—relative value and relative growth managed by Lazard Asset Management LLC, the Portfolio’s investment manager (the “Investment Manager”). The Portfolio also includes small cap stocks as a component of the relative value allocation. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during the first six months of 2014 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the eurozone, and Japan; fiscal policy in developed and emerging markets; geopolitical risks; and equity and fixed income valuations; along with other data.

For the first six months of 2014, stock selection in the financials and telecom services sectors and a lower-than-index exposure to the materials sector added value, as did stock selection and a higher-than-index exposure in Indonesia, a higher-than-index exposure to Turkey, and stock selection and a lower-than-index exposure in South Korea. Our average overweight to value versus growth over the period also added to performance. In contrast, stock selection in the industrials, information technology, and energy sectors detracted from performance, as did stock selection and a higher-than-index exposure in Russia, stock selection in China, and an out-of-index exposure to Macau.

Lazard Emerging Markets Multi Asset Portfolio

For the six months ended June 30, 2014, the Lazard Emerging Markets Multi Asset Portfolio’s Institutional Shares posted a total return of 3.99%, while Open Shares posted a total return of 3.88%, as compared with the 6.14% return for the EM Index.

The Portfolio is managed using a combination of three of the Investment Manager’s emerging-market equity investment strategies—relative value, relative growth, and a small-cap strategy—and two of the Investment Manager’s emerging-market debt investment strategies—a debt and a currencies strategy. The Investment Manager considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during the first six months of 2014 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the eurozone, and Japan; fiscal policy in developed and emerging markets; geopolitical risks; and equity and fixed income valuations; along with other data.

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For the first six months of 2014, stock selection in the financials and telecom services sectors and a lower-than-index exposure to the materials sector added value, as did stock selection and a higher-than-index exposure in Indonesia, a higher-than-index exposure to Turkey, and stock selection and a lower-than-index exposure in South Korea. Positions in the Brazilian real—implemented via derivative instruments—also contributed, as did select corporate bond positions, local debt positions in Brazil and Mexico, and exposures to select credits such as Ivory Coast. Our average overweight to value versus growth and to debt versus currencies over the period also added to performance. In contrast, stock selection in the industrials, information technology, and energy sectors detracted from performance, as did stock selection and a higher-than-index exposure in Russia, stock selection in China, an out-of-index exposure to Macau, positions in the Russian ruble, Ghanian cedi, and the Zambian kwacha—implemented via derivative instruments—local and external debt positions in Russia, and exposure to sovereign CDX.

During the first half of 2014, derivatives in the currency portion of the Portfolio detracted approximately 4 basis points from the overall allocation. Derivative positions which helped results included the currency strategy’s euro hedge (euro funding of European region positions), as well as exposure to South Korean, Colombian, Indian, and Malaysian local markets. Conversely, derivative positions that detracted from performance were exposures to the currencies of Kazakhstan, Ghana, Russia, and the Japanese yen, which is used to hedge Asian region positions. The derivatives positions in the debt strategy were utilized to hedge some positions in order to reduce the risk in the strategy. During the first half of 2014, they detracted approximately 28 basis points from the overall allocation.

Lazard Emerging Markets Debt Portfolio

For the six months ended June 30, 2014, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 7.69%, while Open Shares posted a total return of 7.48%, as compared with the 7.35% return for the Global Diversified Index.

The Portfolio outperformed the Global Diversified Index in the six-month period ended June 30, 2014. We have shifted to an overweight position in local debt and established a larger allocation to US dollar-denominated corporate bonds, where we see more attractive valuations.

The Portfolio ended the six-month period ended June 30, 2014 at a 40% allocation to US dollar-denominated debt and a 60% allocation to local debt. In terms of security selection, the Portfolio maintains a significant duration underweight in US dollar-denominated debt and an overweight in Brazilian long-duration local bonds. The Portfolio’s local Brazilian and Indonesian positions were the largest contributors to performance. The Portfolio’s underweight in Ukraine was the largest detractor from performance as Ukraine ultimately received a large package from international agencies that did not include a restructuring of its debt as we had anticipated. The forward currency contracts were used to hedge the currency risk in the Portfolio. During the first half of 2014, they contributed to performance.

Lazard Emerging Markets Income Portfolio

The Lazard Emerging Markets Income Portfolio was launched on April 30, 2014. During these two months, the Portfolio’s Institutional Shares posted a total return of 1.50%, while Open Shares posted a total return of 1.40%, as compared with the 1.53% return for the JPMorgan Emerging Local Markets® Index Plus.

Currency and duration management in Russia helped as capital markets there recovered, reacting favorably to the central bank’s rate hikes, rising oil price, and slowing net capital outflows on signs of Ukrainian de-escalation. An overweight position to Colombia, where the peso was buoyed by surging capital inflows due to a sharply increased weighting in leading fixed-income indices, a favorable growth outlook, and central bank rate hikes also abetted portfolio performance. An overweight to Chile during May’s peso recovery after accelerating inflation data dampened market expectations of further rate cuts also contributed.

Conversely, exposure to China detracted due to the Portfolio’s offshore renminbi positioning which underperformed the index. Security selection in Brazil also detracted as fixed-income positioning underperformed the money market result. The portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes. During the period, the use of forward currency contracts added 116 basis points to the Portfolio’s performance.

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Lazard Explorer Total Return Portfolio

For the six months ended June 30, 2014, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of 3.64%, while Open Shares posted a total return of 3.48%, as compared with the 7.35% return for the Global Diversified Index.

Net exposures ranged from 62% to 95% over the six-month period. Positive performance drivers included investments in US dollar-denominated hard currency, sovereign, quasi-sovereign, and corporate issues while sovereign short positions detracted. From a local perspective, local rates contributed while foreign exchange, short positions in local rates, and currency positions detracted from performance. Relative value trades also helped returns in the six-month period.

The largest contributors to performance included the hard currency Iraq sovereign debt, Ivory Coast credits, and corporates. On the local side, Brazil and Indonesia were the top contributors to performance. Hard currency Ukraine sovereign credit and the local currency Russian positions detracted from performance.

The portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes, credit default swaps, and interest rate swaps. In the first half of 2014, the use of derivatives detracted approximately 120 basis points from the Portfolio’s performance.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, a Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	18.28%	11.62%	14.41%
Open Shares**	17.98%	11.29%	14.08%
EM Index	14.31%	9.24%	11.94%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Total Returns*

Period Ended June 30, 2014

	Since
	Inception	†
Institutional Shares**	4.90%
Open Shares**	4.70%
EM Index	3.07%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

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Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	15.52%	9.24%	7.61%
Open Shares**	15.21%	8.89%	7.29%
EM Index	14.31%	9.24%	7.70%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

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Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	11.98%	4.79%
Open Shares**	11.75%	4.47%
EM Index	14.31%	5.69%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

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Lazard Emerging Markets Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi Asset Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	9.01%	-0.08%
Open Shares**	8.64%	-0.37%
EM Index	14.31%	-0.71%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

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Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	8.45%	5.86%
Open Shares**	8.13%	5.55%
JPMorgan EMBI Global Diversified Index	11.63%	8.24%
JPMorgan GBI-EM Global Diversified Index	3.91%	3.11%
Global Diversified Index	7.75%	5.72%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

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Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Total Returns*

Period Ended June 30, 2014

	Since
	Inception	†
Institutional Shares**	1.50%
Open Shares**	1.40%
JPMorgan Emerging Local Markets Index Plus	1.53%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments in 23 emerging markets countries with at least US $10 billion of external trade. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

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Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One	Since
	Year	Inception	†
Institutional Shares**	4.04%	4.00%
Open Shares**	3.76%	3.73%
JPMorgan EMBI Global Diversified Index	11.63%	11.63%
JPMorgan GBI-EM Global Diversified Index	3.91%	3.91%
Global Diversified Index	7.75%	7.75%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2014 through June 30, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,091.60	$5.70	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,090.90	$7.10	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$6.85	1.37%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,067.10	$6.66	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$1,065.10	$8.19	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

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Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,044.00	$6.03	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$5.96	1.19%
Open Shares
Actual	$1,000.00	$1,042.30	$7.49	1.48%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.46	$7.40	1.48%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,044.70	$6.59	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$1,043.00	$8.10	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Emerging Markets Multi Asset
Institutional Shares
Actual	$1,000.00	$1,039.90	$6.32	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Open Shares
Actual	$1,000.00	$1,038.80	$8.09	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,076.90	$5.05	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.93	$4.91	0.98%
Open Shares
Actual	$1,000.00	$1,074.80	$6.69	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

Emerging Markets Income**
Institutional Shares
Actual	$1,000.00	$1,015.00	$1.52	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.85	$1.51	0.90%
Open Shares
Actual	$1,000.00	$1,014.00	$2.02	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.35	$2.01	1.20%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$1,036.40	$6.56	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$1,034.80	$8.07	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

*	Expenses are equal to the annualized ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

**	The Portfolio commenced operations on April 30, 2014.

Semi-Annual Report  17

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region June 30, 2014 (unaudited)

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Consumer Discretionary	7.0%	18.2%	16.3%	14.1%	9.3%
Consumer Staples	9.9	6.2	2.9	5.5	3.6
Energy	12.0	5.8	14.4	12.7	10.7
Financials	27.3	23.8	25.7	26.2	18.0
Health Care	—	5.5	4.9	1.6	1.0
Industrials	6.5	6.5	13.2	10.1	6.5
Information Technology	17.6	21.3	12.6	18.1	11.4
Materials	5.5	7.0	7.5	2.5	1.9
Telecommunication Services	10.2	4.4	—	6.0	4.1
Utilities	0.8	1.0	0.7	—	—
Sovereign Debt	—	—	—	—	11.8
Short-Term Investments	3.2	0.3	1.8	3.2	21.7
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Emerging Markets Income Portfolio	Lazard Explorer Total Return Portfolio

Africa	16.3%	3.5%	12.5%
Asia	28.6	14.4	17.4
Europe	17.3	9.8	8.3
North America	9.5	34.5	5.6
South America	22.7	5.1	23.8
Short-Term Investments	5.6	32.7	32.4
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments June 30, 2014 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 95.9%

Argentina | 1.2%
YPF Sociedad Anonima Sponsored ADR	5,852,386	$191,255,974
Brazil | 15.8%
Ambev SA ADR	24,727,140	174,079,066
Banco do Brasil SA	49,540,010	557,170,966
BB Seguridade Participacoes SA	23,801,500	349,454,926
CCR SA	20,997,200	171,056,619
CEMIG SA Sponsored ADR	15,983,131	127,705,217
Cielo SA	22,497,860	463,296,053
Localiza Rent a Car SA	6,723,425	110,885,543
Natura Cosmeticos SA	7,248,600	122,204,277
Souza Cruz SA	15,211,425	156,761,325
Vale SA Sponsored ADR	10,694,300	141,485,589
Via Varejo SA	11,184,400	125,283,503
		2,499,383,084
China | 8.7%
Baidu, Inc. Sponsored ADR (a)	1,388,500	259,385,685
China Construction Bank Corp., Class H (a)	599,030,220	452,920,764
China Shenhua Energy Co., Ltd., Class H (a)	36,299,500	104,911,850
CNOOC, Ltd.	110,266,000	198,610,828
NetEase, Inc. Sponsored ADR	3,314,704	259,740,205
Weichai Power Co., Ltd., Class H	24,415,000	94,189,784
		1,369,759,116
Colombia | 2.8%
Pacific Rubiales Energy Corp.	21,833,400	443,604,435

Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	25,309,689	123,511,282

Hong Kong | 2.6%
China Mobile, Ltd. Sponsored ADR	6,060,104	294,581,655
Huabao International Holdings, Ltd.	186,381,000	109,658,516
		404,240,171
Hungary | 0.9%
OTP Bank PLC	7,427,024	142,775,856
Description	Shares	Value

India | 6.1%
Axis Bank, Ltd.	6,621,559	$211,070,794
Bajaj Auto, Ltd.	191,410	7,303,782
Bank of India	8,865,065	44,454,295
Bharat Heavy Electricals, Ltd.	30,268,171	126,014,632
Hero MotoCorp, Ltd.	83,562	3,653,206
Jindal Steel & Power, Ltd.	6,465,429	34,571,152
Punjab National Bank, Ltd.	13,500,071	222,775,301
Tata Consultancy Services, Ltd.	7,643,829	306,788,944
		956,632,106
Indonesia | 5.9%
PT Astra International Tbk	194,077,500	119,098,592
PT Bank Mandiri (Persero) Tbk	320,092,730	262,581,341
PT Semen Indonesia (Persero) Tbk	81,167,900	103,214,348
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	7,006,855	291,905,579
PT United Tractors Tbk	74,681,684	145,520,616
		922,320,476
Macau | 1.2%
Wynn Macau, Ltd.	47,659,600	187,553,907
Malaysia | 0.7%
British American Tobacco Malaysia Berhad	5,593,700	114,173,497
Mexico | 1.4%
Grupo Mexico SAB de CV, Series B	32,875,347	109,698,522
Kimberly-Clark de Mexico SAB de CV, Series A	40,321,695	113,162,440
		222,860,962
Pakistan | 1.7%
Oil & Gas Development Co., Ltd.	43,563,549	115,006,886
Pakistan Petroleum, Ltd.	67,610,602	153,549,895
		268,556,781
Philippines | 1.5%
Philippine Long Distance Telephone Co. Sponsored ADR	3,588,550	241,796,499
Russia | 11.4%
Alrosa AO (a), (b)	102,425,222	126,015,389
Eurasia Drilling Co., Ltd. GDR	2,707,753	85,294,219
Gazprom OAO Sponsored ADR (a)	39,575,454	344,900,082
Lukoil OAO Sponsored ADR	2,030,138	121,219,540

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Magnit OJSC Sponsored GDR	180,006	$10,620,354
Magnit OJSC Sponsored GDR (b), (c)	1,761,265	103,914,635
MegaFon OAO GDR (b), (c)	5,557,964	175,075,866
Mobile TeleSystems OJSC Sponsored ADR	15,899,643	313,858,953
Oriflame Cosmetics SA SDR	2,244,777	52,309,985
Sberbank of Russia (a), (b)	187,500,225	466,336,122
		1,799,545,145
South Africa | 8.3%
Bidvest Group, Ltd.	5,369,121	142,661,609
Imperial Holdings, Ltd.	6,489,096	122,032,835
Nedbank Group, Ltd.	5,253,040	113,195,973
PPC, Ltd.	33,203,212	97,876,887
Sanlam, Ltd.	20,145,136	116,968,702
Shoprite Holdings, Ltd.	14,532,766	210,441,557
Standard Bank Group, Ltd.	8,357,501	113,948,063
Tiger Brands, Ltd.	3,995,994	115,216,888
Truworths International, Ltd.	8,181,115	57,687,053
Vodacom Group, Ltd.	9,129,877	112,846,482
Woolworths Holdings, Ltd.	14,337,770	105,359,354
		1,308,235,403
South Korea | 13.3%
Coway Co., Ltd.	1,426,633	119,426,582
Hanwha Life Insurance Co., Ltd.	26,571,573	169,650,486
Hyundai Mobis	907,985	254,860,387
KB Financial Group, Inc.	6,752,140	234,903,467
KT&G Corp.	2,492,959	220,517,721
Samsung Electronics Co., Ltd.	382,031	499,154,954
Shinhan Financial Group Co., Ltd.	7,599,894	351,902,583
SK Hynix, Inc. (a)	5,225,450	250,736,902
		2,101,153,082
Description	Shares	Value

Taiwan | 4.5%
Hon Hai Precision Industry Co., Ltd.	60,600,329	$202,961,782
Taiwan Semiconductor Manufacturing Co., Ltd.	118,322,284	501,298,444
		704,260,226
Thailand | 2.5%
CP All Public Co. Ltd. (b)	98,696,600	145,969,398
PTT Exploration & Production Public Co. Ltd. (b)	24,022,370	123,979,263
The Siam Cement Public Co. Ltd.	9,307,400	130,771,049
		400,719,710
Turkey | 4.6%
Akbank TAS	36,742,759	135,101,526
Koc Holding AS	46,856,246	230,012,724
Turkcell Iletisim Hizmetleri AS (a)	27,353,848	171,074,524
Turkiye Is Bankasi AS, C Shares	72,178,756	195,215,837
		731,404,611
Total Common Stocks (Identified cost $13,175,418,761)		15,133,742,323

Short-Term Investment | 3.1%
State Street Institutional Treasury Money Market Fund (Identified cost $492,860,477)	492,860,477	492,860,477

Total Investments | 99.0% (Identified cost $13,668,279,238) (d)		$15,626,602,800

Cash and Other Assets in Excess of Liabilities | 1.0%		157,320,573

Net Assets | 100.0%		$15,783,923,373

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 95.3%

Brazil | 4.2%
Ambev SA ADR	45,960	$323,559
Cosan, Ltd., Class A	19,295	261,640
Klabin SA	49,960	250,987
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	11,935	206,776
Via Varejo SA	19,700	220,672
		1,263,634
Canada | 1.9%
Gran Tierra Energy, Inc. (a)	70,400	572,014

China | 14.2%
Anhui Conch Cement Co., Ltd., Class H	116,000	400,367
Baidu, Inc. Sponsored ADR (a)	2,354	439,751
Beijing Capital International Airport Co., Ltd., Class H	284,000	194,209
China Lesso Group Holdings, Ltd.	310,000	165,991
China Petroleum & Chemical Corp. ADR	3,500	332,605
CSR Corp., Ltd., Class H	342,000	257,259
ENN Energy Holdings, Ltd.	42,000	301,843
Industrial and Commercial Bank of China, Ltd., Class H	1,639,000	1,036,218
PICC Property & Casualty Co., Ltd., Class H	200,000	303,468
Vipshop Holdings, Ltd. ADS (a)	2,600	488,124
Want Want China Holdings, Ltd.	233,000	334,901
		4,254,736
Colombia | 0.8%
Pacific Rubiales Energy Corp.	11,585	235,381

Greece | 0.7%
Piraeus Bank SA (a)	92,510	202,212

Hong Kong | 3.9%
Brilliance China Automotive Holdings, Ltd.	252,000	471,460
Haier Electronics Group Co., Ltd.	151,000	395,502
Melco Crown Entertainment, Ltd. ADR	8,690	310,320
		1,177,282
Description	Shares	Value

India | 6.5%
Dr Reddy’s Laboratories, Ltd. ADR	6,100	$263,215
HDFC Bank, Ltd. Sponsored ADR	9,669	452,703
ICICI Bank, Ltd. Sponsored ADR (a)	12,400	618,760
Tata Motors, Ltd. Sponsored ADR	16,100	628,866
		1,963,544
Indonesia | 2.6%
PT Bank Mandiri (Persero) Tbk	415,900	341,175
PT Matahari Department Store Tbk	162,800	189,510
PT Semen Indonesia (Persero) Tbk	204,600	260,172
		790,857
Macau | 1.4%
Sands China, Ltd.	56,800	430,558

Malaysia | 1.7%
CIMB Group Holdings Berhad	90,756	206,893
Sapurakencana Petroleum Berhad (a)	227,700	310,597
		517,490
Mexico | 9.4%
Alsea SAB de CV (a)	66,200	238,041
Cemex SAB de CV Sponsored ADR (a)	60,618	801,976
Fibra Uno Administracion SA de CV REIT	101,100	354,495
Genomma Lab Internacional SAB de CV, B Shares (a)	111,151	301,149
Gruma SAB de CV (a)	27,500	329,127
Grupo Financiero Banorte SAB de CV, Class O	53,100	379,745
Grupo Televisa SAB Sponsored ADR	12,400	425,444
		2,829,977
Peru | 1.0%
Credicorp, Ltd.	1,950	303,166

Philippines | 2.0%
Alliance Global Group, Inc.	544,700	363,133
GT Capital Holdings, Inc.	12,590	250,935
		614,068
Poland | 0.8%
Powszechna Kasa Oszczednosci Bank Polski SA	18,179	225,674

Portugal | 0.8%
Jeronimo Martins SGPS SA	13,963	229,721

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

Russia | 4.0%
Magnit OJSC Sponsored GDR	3,634	$214,406
Magnit OJSC Sponsored GDR (b), (c)	2,390	141,010
Mail.ru Group, Ltd. GDR (a)	8,882	313,090
MegaFon OAO GDR (b), (c)	9,793	308,480
Sberbank of Russia Sponsored ADR	23,499	238,065
		1,215,051
South Africa | 4.7%
Aspen Pharmacare Holdings, Ltd.	11,853	333,121
Life Healthcare Group Holdings Pte, Ltd.	81,070	316,276
MTN Group, Ltd.	20,602	433,911
Naspers, Ltd., N Shares	2,834	333,631
		1,416,939
South Korea | 9.6%
DGB Financial Group, Inc.	36,735	550,044
Samsung Electronics Co., Ltd.	800	1,045,266
SK Hynix, Inc. (a)	15,562	746,724
SK Telecom Co., Ltd. ADR	21,400	555,116
		2,897,150
Switzerland | 1.2%
Dufry AG (a)	1,997	363,009

Taiwan | 15.5%
Advanced Semiconductor Engineering, Inc. ADR	53,500	347,750
Delta Electronics, Inc.	68,000	495,345
Eclat Textile Co., Ltd.	25,000	303,101
Hermes Microvision, Inc.	5,000	198,439
Hon Hai Precision Industry Co., Ltd. GDR	106,447	707,872
Largan Precision Co., Ltd.	11,000	876,817
MediaTek, Inc.	18,000	304,441
Merida Industry Co., Ltd.	48,000	318,307
President Chain Store Corp.	32,000	256,146
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	39,549	845,953
		4,654,171
Thailand | 2.4%
Bangkok Bank Public Co. Ltd.	35,000	208,674
Kasikornbank Public Co. Ltd.	78,600	496,472
		705,146
Description	Shares	Value

Turkey | 2.4%
TAV Havalimanlari Holding AS	61,366	$488,066
Turk Traktor ve Ziraat Makineleri AS	7,436	242,181
		730,247
United Kingdom | 2.6%
Hikma Pharmaceuticals PLC	14,476	415,711
Mondi PLC	19,762	359,176
		774,887
United States | 1.0%
First Cash Financial Services, Inc. (a)	4,965	285,934

Total Common Stocks (Identified cost $26,402,643)		28,652,848

Preferred Stocks | 3.0%

Brazil | 3.0%
Alpargatas SA	54,020	281,163
Itau Unibanco Holding SA ADR	43,080	619,491

Total Preferred Stocks (Identified cost $860,514)		900,654

Short-Term Investment | 0.3%
State Street Institutional Treasury Money Market Fund (Identified cost $101,169)	101,169	101,169

Total Investments | 98.6% (Identified cost $27,364,326) (d)		$29,654,671

Cash and Other Assets in Excess of Liabilities | 1.4%		425,224

Net Assets | 100.0%		$30,079,895

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 95.0%

Brazil | 11.8%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,129,260	$7,063,305
EDP - Energias do Brasil SA	747,500	3,670,683
Estacio Participacoes SA	1,487,400	19,690,631
Gerdau SA Sponsored ADR	1,440,350	8,483,662
Localiza Rent a Car SA	275,120	4,537,394
Petroleo Brasileiro SA Sponsored ADR	667,700	10,442,828
Vale SA Sponsored ADR	504,715	6,677,380
Via Varejo SA	398,700	4,466,090
		65,031,973
China | 16.9%
AAC Technologies Holdings, Inc.	1,085,200	7,056,936
Agricultural Bank of China, Ltd., Class H	20,927,500	9,234,627
Anhui Conch Cement Co., Ltd., Class H	2,445,500	8,440,484
Anton Oilfield Services Group	8,832,000	6,016,845
Baidu, Inc. Sponsored ADR (a)	34,965	6,531,812
China Construction Bank Corp., Class H (a)	4,925,184	3,723,882
China Merchants Bank Co., Ltd., Class H (a)	3,653,711	7,212,760
China National Materials Co., Ltd., Class H	15,674,890	2,790,998
China Oilfield Services, Ltd., Class H	3,234,000	7,769,545
New Oriental Education & Technology Group, Inc. Sponsored ADR	341,800	9,081,626
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,633,500	12,635,261
Zhuzhou CSR Times Electric Co., Ltd., Class H (a)	2,982,000	9,041,727
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H (a)	6,075,400	3,762,634
		93,299,137
Colombia | 6.1%
Bancolombia SA Sponsored ADR	163,600	9,456,080
Cemex Latam Holdings SA (a)	1,114,818	10,925,513
Pacific Rubiales Energy Corp.	642,529	13,054,711
		33,436,304
Description	Shares	Value

Greece | 1.4%
Piraeus Bank SA (a)	3,508,320	$7,782,388

Hong Kong | 4.1%
China State Construction International Holdings, Ltd.	6,103,340	10,725,574
Techtronic Industries Co., Ltd.	3,703,000	11,872,878
		22,598,452
India | 13.5%
Aurobindo Pharma, Ltd.	1,294,504	15,899,079
Cairn India, Ltd.	1,130,837	6,864,554
HDFC Bank, Ltd. Sponsored ADR	193,800	9,073,716
ICICI Bank, Ltd. Sponsored ADR (a)	282,130	14,078,287
Reliance Industries, Ltd.	428,833	7,226,954
Shriram Transport Finance Co., Ltd.	591,493	8,860,839
Tata Motors, Ltd. Sponsored ADR	324,500	12,674,970
		74,678,399
Indonesia | 1.4%
PT Bank Rakyat Indonesia (Persero) Tbk	9,083,000	7,910,753

Macau | 2.2%
Sands China, Ltd.	1,594,000	12,082,925

Mexico | 3.3%
Genomma Lab Internacional SAB de CV, B Shares (a)	4,130,300	11,190,507
Grupo Financiero Banorte SAB de CV, Class O	970,657	6,941,655
		18,132,162
Peru | 1.8%
Credicorp, Ltd.	62,500	9,716,875

Poland | 0.7%
Eurocash SA	314,122	4,159,125

Russia | 10.0%
Globaltrans Investment PLC Sponsored GDR	565,624	6,476,395
Novatek OAO Sponsored GDR	124,863	15,532,957
Sberbank of Russia (a), (b)	3,278,211	8,153,314
TMK OAO GDR	767,000	7,439,900
X5 Retail Group NV GDR (a)	543,019	11,723,780
Yandex NV Class A (a)	163,000	5,809,320
		55,135,666

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   23

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Africa | 1.9%
Exxaro Resources, Ltd.	388,359	$5,057,614
Standard Bank Group, Ltd.	379,901	5,179,656
		10,237,270
South Korea | 6.7%
Halla Visteon Climate Control Corp.	146,610	6,636,428
Kia Motors Corp.	113,381	6,342,523
Korea Aerospace Industries, Ltd.	174,104	5,368,694
Samsung Electronics Co., Ltd.	14,408	18,825,238
		37,172,883
Taiwan | 7.3%
Catcher Technology Co., Ltd.	561,000	5,232,718
Hiwin Technologies Corp.	738,370	9,112,779
MediaTek, Inc.	788,000	13,327,751
Taiwan Semiconductor Manufacturing Co., Ltd.	3,004,000	12,727,108
		40,400,356
Turkey | 4.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,483,519	6,575,212
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,640,375	7,081,751
TAV Havalimanlari Holding AS	1,066,093	8,479,027
		22,135,990
United States | 1.9%
First Cash Financial Services, Inc. (a)	114,900	6,617,091
Freeport-McMoRan Copper & Gold, Inc.	106,900	3,901,850
		10,518,941
Total Common Stocks (Identified cost $489,844,366)		524,429,599
Description	Shares	Value

Preferred Stocks | 3.3%

Brazil | 3.3%
Banco Bradesco SA ADR	575,988	$8,363,346
Marcopolo SA	4,993,100	9,694,681

Total Preferred Stocks (Identified cost $22,540,753)		18,058,027

Short-Term Investment | 1.8%
State Street Institutional Treasury Money Market Fund (Identified cost $10,149,548)	10,149,548	10,149,548

Total Investments | 100.1% (Identified cost $522,534,667) (d)		$552,637,174

Liabilities in Excess of Cash and Other Assets | (0.1)%		(433,012)

Net Assets | 100.0%		$552,204,162

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 93.7%

Argentina | 1.1%
YPF Sociedad Anonima Sponsored ADR	247,565	$8,090,424

Brazil | 12.8%
Ambev SA ADR	656,375	4,620,880
Banco do Brasil SA	930,357	10,463,621
Brasil Insurance Participacoes e Administracao SA	598,305	2,910,966
Cielo SA Sponsored ADR	535,047	11,083,499
Companhia de Locacao das Americas	718,500	1,417,814
Cyrela Brazil Realty SA Empreendimentos e Participacoes	820,200	5,130,194
Estacio Participacoes SA	853,600	11,300,204
Even Construtora e Incorporadora SA	974,100	2,887,692
GAEC Educacao SA	185,200	2,496,156
Grendene SA	542,975	3,393,747
Iochpe-Maxion SA	322,200	2,877,124
Localiza Rent a Car SA	512,700	8,455,663
Natura Cosmeticos SA	223,995	3,776,336
Petroleo Brasileiro SA Sponsored ADR	549,900	8,600,436
Souza Cruz SA	503,235	5,186,088
Tegma Gestao Logistica SA	306,845	2,917,770
Via Varejo SA	374,300	4,192,770
		91,710,960
Cambodia | 0.4%
NagaCorp, Ltd.	3,176,000	2,798,834

China | 14.1%
AAC Technologies Holdings, Inc.	709,640	4,614,711
Agricultural Bank of China, Ltd., Class H	18,057,000	7,967,968
Anhui Conch Cement Co., Ltd., Class H	1,665,000	5,746,639
Baidu, Inc. Sponsored ADR (a)	83,776	15,650,194
China Construction Bank Corp., Class H (a)	14,945,281	11,299,978
China Lesso Group Holdings, Ltd.	6,014,000	3,220,234
China Oilfield Services, Ltd., Class H	1,158,000	2,782,045
China Pioneer Pharma Holdings, Ltd.	1,873,000	1,128,575
China Shenhua Energy Co., Ltd., Class H (a)	1,863,000	5,384,393
Description	Shares	Value

China ZhengTong Auto Services Holdings, Ltd.	6,220,500	$3,499,352
CNOOC, Ltd.	4,873,800	8,778,676
Greatview Aseptic Packaging Co., Ltd.	5,831,000	3,987,446
NetEase, Inc. Sponsored ADR	128,485	10,068,084
New Oriental Education & Technology Group, Inc. Sponsored ADR	89,000	2,364,730
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,135,500	8,783,189
Zhuzhou CSR Times Electric Co., Ltd., Class H (a)	913,000	2,768,309
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H (a)	4,074,040	2,523,146
		100,567,669
Colombia | 3.2%
Bancolombia SA Sponsored ADR	83,620	4,833,236
Pacific Rubiales Energy Corp.	897,085	18,226,702
		23,059,938
Egypt | 0.7%
Commercial International Bank Egypt SAE GDR	973,542	4,750,885

Georgia | 0.3%
Bank of Georgia Holdings PLC	59,181	2,380,135

Greece | 1.0%
Piraeus Bank SA (a)	3,107,058	6,892,283

Hong Kong | 3.3%
China Mobile, Ltd. Sponsored ADR	134,495	6,537,802
China State Construction International Holdings, Ltd.	5,130,504	9,015,982
Future Bright Holdings, Ltd.	5,256,000	2,543,094
Techtronic Industries Co., Ltd.	1,750,000	5,611,001
		23,707,879
Hungary | 0.7%
OTP Bank PLC	243,916	4,689,000

India | 5.0%
Axis Bank, Ltd.	380,584	12,131,609
Bajaj Auto, Ltd.	26,407	1,007,633
ICICI Bank, Ltd. Sponsored ADR (a)	200,890	10,024,411
Reliance Industries, Ltd.	307,609	5,184,013
Tata Motors, Ltd. Sponsored ADR	195,200	7,624,512
		35,972,178

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   25

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Indonesia | 4.8%
PT Bank Mandiri (Persero) Tbk	10,002,500	$8,205,341
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	18,564,600	1,291,927
PT Bank Rakyat Indonesia (Persero) Tbk	9,284,018	8,085,828
PT Bekasi Fajar Industrial Estate Tbk	50,143,800	1,784,958
PT Pakuwon Jati Tbk	98,827,400	2,909,385
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	170,950	7,121,777
PT United Tractors Tbk	2,696,680	5,254,602
		34,653,818
Kazakhstan | 0.3%
KCell JSC GDR	134,806	2,028,830

Macau | 2.1%
Sands China, Ltd.	936,600	7,099,666
Wynn Macau, Ltd.	1,930,330	7,596,390
		14,696,056
Malaysia | 0.4%
Kossan Rubber Industries Berhad	2,449,600	2,822,647

Mexico | 3.1%
Credito Real SAB de CV	1,076,500	2,410,477
Genomma Lab Internacional SAB de CV, B Shares (a)	2,757,756	7,471,779
Grupo Financiero Banorte SAB de CV, Class O	739,800	5,290,681
Grupo Mexico SAB de CV, Series B	1,028,901	3,433,239
Kimberly-Clark de Mexico SAB de CV, Series A	1,353,800	3,799,426
		22,405,602
Peru | 0.6%
Credicorp, Ltd.	29,000	4,508,630

Philippines | 0.7%
Philippine Long Distance Telephone Co. Sponsored ADR	73,802	4,972,779
Description	Shares	Value

Russia | 10.8%
DIXY Group OJSC (a), (b)	218,821	$2,602,408
Gazprom OAO Sponsored ADR (a)	866,846	7,554,563
Globaltrans Investment PLC Sponsored GDR	250,252	2,865,385
Lukoil OAO Sponsored ADR	90,473	5,412,095
MegaFon OAO GDR (a)	8,803	277,294
MegaFon OAO GDR (b), (c)	209,266	6,591,879
Mobile TeleSystems OJSC Sponsored ADR	476,700	9,410,058
Novatek OAO Sponsored GDR	90,731	11,286,936
Oriflame Cosmetics SA SDR	142,051	3,310,211
Sberbank of Russia (a), (b)	2,244,814	5,583,129
Sberbank of Russia Sponsored ADR	920,777	9,364,302
TMK OAO GDR	483,638	4,691,289
X5 Retail Group NV GDR (a)	135,668	2,929,072
Yandex NV Class A (a)	146,440	5,219,122
		77,097,743
South Africa | 3.0%
AVI, Ltd.	320,890	1,848,097
Exxaro Resources, Ltd.	351,527	4,577,949
Standard Bank Group, Ltd.	479,722	6,540,639
Sun International, Ltd.	191,994	1,985,834
Tiger Brands, Ltd.	162,239	4,677,853
Truworths International, Ltd.	213,816	1,507,669
		21,138,041
South Korea | 10.2%
Eugene Technology Co., Ltd.	133,966	2,522,289
Fila Korea, Ltd.	36,646	3,480,609
Grand Korea Leisure Co., Ltd.	45,228	1,877,626
Hanwha Life Insurance Co., Ltd.	835,182	5,332,354
Hyundai Mobis	33,473	9,395,466
KT Skylife Co., Ltd.	145,460	3,709,101
KT&G Corp.	71,623	6,335,500
Partron Co., Ltd.	270,585	2,888,237
Samsung Electronics Co., Ltd.	14,698	19,204,147
Shinhan Financial Group Co., Ltd.	187,750	8,693,504
SK Hynix, Inc. (a)	198,900	9,543,976
		72,982,809

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Taiwan | 8.5%
Catcher Technology Co., Ltd.	493,000	$4,598,449
Chailease Holding Co., Ltd. (a)	1,079,000	2,713,943
Chicony Electronics Co., Ltd.	1,304,000	3,520,075
GeoVision, Inc.	585,000	2,968,300
Hon Hai Precision Industry Co., Ltd.	1,999,279	6,695,958
King Slide Works Co., Ltd.	50,000	715,635
Macauto Industrial Co., Ltd.	505,000	2,469,355
Makalot Industrial Co., Ltd.	678,000	3,667,258
MediaTek, Inc.	355,000	6,004,254
Radiant Opto-Electronics Corp.	890,280	3,816,593
Sinmag Equipment Corp.	496,000	2,790,810
Taiwan Semiconductor Manufacturing Co., Ltd.	4,871,000	20,637,065
		60,597,695
Thailand | 0.8%
Dynasty Ceramic Public Co. Ltd. (b)	1,515,900	2,720,727
Major Cineplex Group Public Co. Ltd. (b)	273,500	159,271
Supalai Public Co. Ltd. (b)	4,487,700	3,028,212
		5,908,210
Turkey | 5.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	852,773	3,779,637
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,188,786	4,003,668
Koc Holding AS ADR	407,767	9,888,350
TAV Havalimanlari Holding AS	605,336	4,814,458
Tofas Turk Otomobil Fabrikasi AS	372,408	2,311,510
Turkcell Iletisim Hizmetleri AS ADR (a)	389,075	6,069,570
Turkiye Is Bankasi AS, C Shares	2,581,954	6,983,195
Turkiye Sinai Kalkinma Bankasi AS	4,756,276	3,883,865
		41,734,253
Total Common Stocks (Identified cost $620,238,029)		670,167,298
Description	Shares	Value

Preferred Stocks | 2.7%

Brazil | 2.7%
Banco ABC Brasil SA	578,816	$3,562,751
Banco Bradesco SA ADR	345,420	5,015,498
Marcopolo SA	3,175,600	6,165,795
Vale SA Sponsored ADR	376,315	4,478,148

Total Preferred Stocks (Identified cost $20,653,228)		19,222,192

Short-Term Investment | 3.1%
State Street Institutional Treasury Money Market Fund (Identified cost $22,456,633)	22,456,633	22,456,633

Total Investments | 99.5% (Identified cost $663,347,890) (d)		$711,846,123

Cash and Other Assets in Excess of Liabilities | 0.5%		3,307,084

Net Assets | 100.0%		$715,153,207

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio

Common Stocks | 57.3%

Argentina | 0.7%
YPF Sociedad Anonima Sponsored ADR	57,087	$1,865,603

Brazil | 7.8%
Ambev SA ADR	159,400	1,122,176
Banco do Brasil SA	223,290	2,511,318
Brasil Insurance Participacoes e Administracao SA	145,005	705,501
Cielo SA Sponsored ADR	125,609	2,601,990
Companhia de Locacao das Americas	154,900	305,664
Cyrela Brazil Realty SA Empreendimentos e Participacoes	192,580	1,204,551
Estacio Participacoes SA	204,540	2,707,760
Even Construtora e Incorporadora SA	237,600	704,358
GAEC Educacao SA	43,600	587,648
Grendene SA	132,095	825,631
Iochpe-Maxion SA	76,000	678,651
Localiza Rent a Car SA	114,300	1,885,084
Natura Cosmeticos SA	51,455	867,481
Petroleo Brasileiro SA Sponsored ADR	129,070	2,018,655
Souza Cruz SA	120,564	1,242,472
Tegma Gestao Logistica SA	74,632	709,671
Via Varejo SA	87,375	978,742
		21,657,353
Cambodia | 0.2%
NagaCorp, Ltd.	774,000	682,083

China | 8.6%
AAC Technologies Holdings, Inc.	169,500	1,102,240
Agricultural Bank of China, Ltd., Class H	4,306,000	1,900,098
Anhui Conch Cement Co., Ltd., Class H	391,000	1,349,511
Baidu, Inc. Sponsored ADR (a)	19,996	3,735,453
China Construction Bank Corp., Class H	3,572,065	2,700,803
China Lesso Group Holdings, Ltd.	1,430,000	765,702
China Oilfield Services, Ltd., Class H	282,000	677,493
China Pioneer Pharma Holdings, Ltd.	442,000	266,327
China Shenhua Energy Co., Ltd., Class H	412,500	1,192,196
China ZhengTong Auto Services Holdings, Ltd.	1,478,000	831,451
CNOOC, Ltd.	1,154,000	2,078,582
Description	Shares	Value

Greatview Aseptic Packaging Co., Ltd.	1,365,000	$933,436
NetEase, Inc. Sponsored ADR	30,665	2,402,909
New Oriental Education & Technology Group, Inc. Sponsored ADR	20,900	555,313
Ping An Insurance (Group) Co. of China, Ltd., Class H	271,175	2,097,561
Zhuzhou CSR Times Electric Co., Ltd., Class H	216,740	657,178
Zoomlion Heavy Industry Science and
Technology Co., Ltd., Class H	1,036,370	641,848
		23,888,101
Colombia | 2.0%
Bancolombia SA Sponsored ADR	19,920	1,151,376
Pacific Rubiales Energy Corp.	216,255	4,393,804
		5,545,180
Egypt | 0.4%
Commercial International Bank Egypt SAE GDR	214,034	1,044,486

Georgia | 0.2%
Bank of Georgia Holdings PLC	13,964	561,603

Greece | 0.6%
Piraeus Bank SA (a)	754,031	1,672,642

Hong Kong | 2.1%
China Mobile, Ltd. Sponsored ADR	32,528	1,581,186
China State Construction International Holdings, Ltd.	1,224,125	2,151,190
Future Bright Holdings, Ltd.	1,254,000	606,743
Techtronic Industries Co., Ltd.	431,000	1,381,909
		5,721,028
Hungary | 0.4%
OTP Bank PLC	57,705	1,109,311

India | 3.1%
Axis Bank, Ltd.	90,048	2,870,397
Bajaj Auto, Ltd.	6,201	236,617
ICICI Bank, Ltd. Sponsored ADR	47,940	2,392,206
Reliance Industries, Ltd.	73,781	1,243,402
Tata Motors, Ltd. Sponsored ADR	46,050	1,798,713
		8,541,335

The accompanying notes are an integral part of these financial statements.

28   Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Indonesia | 2.9%
PT Bank Mandiri (Persero) Tbk	2,214,300	$1,816,454
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	4,001,200	278,447
PT Bank Rakyat Indonesia (Persero) Tbk	2,214,200	1,928,436
PT Bekasi Fajar Industrial Estate Tbk	10,858,700	386,535
PT Pakuwon Jati Tbk	23,791,200	700,390
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	40,760	1,698,062
PT United Tractors Tbk	608,715	1,186,109
		7,994,433
Kazakhstan | 0.2%
KCell JSC GDR	32,456	488,463

Macau | 1.3%
Sands China, Ltd.	224,500	1,701,767
Wynn Macau, Ltd.	464,400	1,827,544
		3,529,311
Malaysia | 0.2%
Kossan Rubber Industries Berhad	579,100	667,291

Mexico | 1.9%
Credito Real SAB de CV	254,500	569,871
Genomma Lab Internacional SAB de CV, B Shares (a)	652,765	1,768,582
Grupo Financiero Banorte SAB de CV, Class O	176,500	1,262,240
Grupo Mexico SAB de CV, Series B	232,009	774,168
Kimberly-Clark de Mexico SAB de CV, Series A	312,035	875,723
		5,250,584
Peru | 0.4%
Credicorp, Ltd.	6,885	1,070,411

Philippines | 0.4%
Philippine Long Distance Telephone Co. Sponsored ADR	16,535	1,114,128

Russia | 6.5%
DIXY Group OJSC (a), (b)	51,722	615,123
Gazprom OAO Sponsored ADR	200,077	1,743,671
Globaltrans Investment PLC Sponsored GDR	60,180	689,061
Description	Shares	Value

Lukoil OAO Sponsored ADR	20,085	$1,201,485
MegaFon OAO GDR (a)	5,473	172,400
MegaFon OAO GDR (b), (c)	44,930	1,415,295
Mobile TeleSystems OJSC Sponsored ADR	110,410	2,179,493
Novatek OAO Sponsored GDR	20,822	2,590,257
Oriflame Cosmetics SA SDR	31,986	745,369
Sberbank of Russia (a), (b)	527,921	1,313,004
Sberbank of Russia Sponsored ADR	219,712	2,234,471
TMK OAO GDR	110,993	1,076,632
X5 Retail Group NV GDR (a)	32,380	699,084
Yandex NV Class A (a)	34,475	1,228,689
		17,904,034
South Africa | 1.8%
AVI, Ltd.	75,864	436,923
Exxaro Resources, Ltd.	83,838	1,091,825
Standard Bank Group, Ltd.	112,946	1,539,931
Sun International, Ltd.	43,883	453,891
Tiger Brands, Ltd.	36,468	1,051,486
Truworths International, Ltd.	45,276	319,252
		4,893,308
South Korea | 6.3%
Eugene Technology Co., Ltd.	31,661	596,108
Fila Korea, Ltd.	8,870	842,466
Grand Korea Leisure Co., Ltd.	10,672	443,045
Hanwha Life Insurance Co., Ltd.	190,220	1,214,490
Hyundai Mobis	8,130	2,281,992
KT Skylife Co., Ltd.	34,560	881,249
KT&G Corp.	16,280	1,440,067
Partron Co., Ltd.	65,743	701,744
Samsung Electronics Co., Ltd.	3,507	4,582,184
Shinhan Financial Group Co., Ltd.	44,930	2,080,422
SK Hynix, Inc. (a)	47,500	2,279,230
		17,342,997
Taiwan | 5.2%
Catcher Technology Co., Ltd.	114,000	1,063,333
Chailease Holding Co., Ltd.	255,000	641,386
Chicony Electronics Co., Ltd.	309,000	834,128
GeoVision, Inc.	142,000	720,510
Hon Hai Precision Industry Co., Ltd. GDR	230,584	1,533,384
King Slide Works Co., Ltd.	12,000	171,752
Macauto Industrial Co., Ltd.	119,000	581,888
Makalot Industrial Co., Ltd.	163,000	881,657
MediaTek, Inc.	84,000	1,420,725
Radiant Opto-Electronics Corp.	213,930	917,109

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   29

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Sinmag Equipment Corp.	120,000	$675,196
Taiwan Semiconductor Manufacturing Co., Ltd.	425,000	1,800,606
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	142,085	3,039,198
		14,280,872
Thailand | 0.5%
Dynasty Ceramic Public Co. Ltd. (b)	361,400	648,638
Major Cineplex Group Public Co. Ltd. (b)	66,200	38,551
Supalai Public Co. Ltd. (b)	1,060,600	715,672
		1,402,861
Turkey | 3.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	203,390	901,460
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	735,816	923,851
Koc Holding AS ADR	97,604	2,366,897
TAV Havalimanlari Holding AS	144,475	1,149,062
Tofas Turk Otomobil Fabrikasi AS	87,637	543,957
Turkcell Iletisim Hizmetleri AS ADR (a)	88,950	1,387,620
Turkiye Is Bankasi AS, C Shares	590,153	1,596,137
Turkiye Sinai Kalkinma Bankasi AS	1,157,255	944,988
		9,813,972
Total Common Stocks (Identified cost $151,366,428)		158,041,390

Preferred Stocks | 1.6%

Brazil | 1.6%
Banco ABC Brasil SA	136,560	840,559
Banco Bradesco SA ADR	82,420	1,196,738
Marcopolo SA	757,920	1,471,590
Vale SA Sponsored ADR	86,510	1,029,469

Total Preferred Stocks (Identified cost $5,313,158)		4,538,356
Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 5.4%

Argentina | 0.2%
Mastellone Hermanos SA, 12.625%, 07/03/21 (c)	USD	290	$293,263
YPF Sociedad Anonima, 8.750%, 04/04/24 (c)	USD	325	339,592
			632,855
Brazil | 0.6%
Banco do Brasil SA, 9.000%, 06/18/24 (c)	USD	625	619,504
JBS Investments GmbH, 7.250%, 04/03/24 (c)	USD	275	284,625
OAS Finance, Ltd., 8.000%, 07/02/21 (c)	USD	200	202,000
Odebrecht Offshore Drilling Finance, Ltd.:
6.625%, 10/01/23	USD	198	210,636
6.625%, 10/01/23 (c)	USD	198	210,635
Petrobras Global Finance BV, 6.250%, 03/17/24	USD	150	159,660
			1,687,060
Bulgaria | 0.1%
ContourGlobal Power Holdings SA, 7.125%, 06/01/19 (c)	USD	350	349,300

Chile | 0.1%
GeoPark Latin America, Ltd. Agencia en Chile, 7.500%, 02/11/20	USD	275	297,688

China | 0.4%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	100	102,250
8.000%, 04/15/21 (c)	USD	200	204,500
Country Garden Holdings Co., Ltd.,
7.250%, 04/04/21	USD	200	195,000
Kaisa Group Holdings, Ltd., 8.875%, 03/19/18	USD	200	205,500
Maoye International Holdings, Ltd., 7.750%, 05/19/17 (c)	USD	300	308,070
MIE Holdings Corp., 7.500%, 04/25/19 (c)	USD	200	211,664
			1,226,984

The accompanying notes are an integral part of these financial statements.

30   Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Colombia | 0.2%

Millicom International Cellular SA, 4.750%, 05/22/20	USD	325	$325,000
Pacific Rubiales Energy Corp., 7.250%, 12/12/21	USD	300	333,000
			658,000
Georgia | 0.2%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	400	428,000

Guatemala | 0.2%
Comcel Trust, 6.875%, 02/06/24 (c)	USD	325	351,000
Industrial Senior Trust, 5.500%, 11/01/22 (c)	USD	325	325,000
			676,000
India | 0.1%
Vedanta Resources PLC, 9.500%, 07/18/18	USD	275	316,937

Indonesia | 0.2%
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	300	291,000
PT Gajah Tunggal Tbk, 7.750%, 02/06/18	USD	200	204,000
			495,000
Iraq | 0.3%
Genel Energy Finance, Ltd., 7.500%, 05/14/19	USD	400	396,000
Gulf Keystone Petroleum, Ltd., 13.000%, 04/18/17 (c)	USD	400	371,000
			767,000
Kazakhstan | 0.2%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/21	USD	200	217,000
Nostrum Oil & Gas Finance BV, 6.375%, 02/14/19 (c)	USD	200	209,000
Zhaikmunai LP, 7.125%, 11/13/19	USD	200	217,500
			643,500
Macau | 0.1%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	200	202,000

Description	Security Currency	Principal Amount (000)	Value

Mexico | 0.4%
America Movil SAB de CV:
6.000%, 06/09/19	MXN	2,000	$156,781
6.450%, 12/05/22	MXN	2,000	152,870
Bio Pappel SAB de CV, 10.000%, 08/27/16	USD	120	120,742
Credito Real SAB de CV, 7.500%, 03/13/19 (c)	USD	300	324,000
Empresas ICA SAB de CV, 8.875%, 05/29/24 (c)	USD	350	359,800
			1,114,193
Nigeria | 0.4%
Afren PLC, 6.625%, 12/09/20 (c)	USD	200	206,500
Diamond Bank PLC, 8.750%, 05/21/19 (c)	USD	400	394,500
FBN Finance Co. BV:
8.250%, 08/07/20	USD	200	207,500
8.250%, 08/07/20 (c)	USD	250	259,375
			1,067,875
Panama | 0.1%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings, Ltd., 8.375%, 05/10/20 (c)	USD	200	213,940

Paraguay | 0.1%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	200	215,000

Peru | 0.1%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	225	239,625

Russia | 0.6%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	200	183,500
ALROSA Finance SA, 7.750%, 11/03/20	USD	225	248,918
EDC Finance, Ltd., 4.875%, 04/17/20 (c)	USD	400	391,000
Metalloinvest Finance, Ltd.:
5.625%, 04/17/20	USD	200	194,000
5.625%, 04/17/20 (c)	USD	250	242,500
Sberbank of Russia, 5.500%, 02/26/24 (c)	USD	275	267,438
			1,527,356

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   31

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Singapore | 0.4%
Deep Drilling 7 and 8 Pte, Ltd., 14.250%, 03/05/15	USD	175	$185,500
Oro Negro Drilling Pte, Ltd., 7.500%, 01/24/19 (c)	USD	425	432,437
Ottawa Holdings Pte, Ltd., 5.875%, 05/16/18	USD	200	176,240
Pacnet, Ltd., 9.000%, 12/12/18	USD	290	313,925
			1,108,102
Thailand | 0.1%
PTT Exploration & Production Public Co., Ltd, 4.875%, 06/18/19 (c)	USD	350	352,667

Trinidad and Tobago |0.2%
Petroleum Co. of Trinidad and Tobago Ltd.:
9.750%, 08/14/19	USD	300	377,250
6.000%, 05/08/22	USD	67	71,167
			448,417
Turkey | 0.1%
Turk Telekomunikasyon AS, 4.875%, 06/19/24 (c)	USD	275	266,778

Total Corporate Bonds (Identified cost $14,787,319)			14,934,277

Foreign Government Obligations | 11.6%

Angola | 0.5%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	1,240	1,351,848

Argentina | 0.7%
Republic of Argentina:
8.750%, 06/02/17	USD	715	652,437
8.280%, 12/31/33	USD	841	705,786
2.500%, 12/31/38 (e)	USD	1,025	491,488
			1,849,711
Description	Security Currency	Principal Amount (000)	Value

Belarus | 0.3%
Republic of Belarus, 8.950%, 01/26/18	USD	700	$756,000

Bolivia | 0.3%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	450	451,350
5.950%, 08/22/23 (c)	USD	375	395,625
			846,975
Brazil | 1.4%
Brazil NTN, 0.000%, 01/01/15	BRL	1,480	634,480
Brazil NTN-B:
6.000%, 08/15/16	BRL	680	765,889
6.000%, 08/15/18	BRL	270	303,454
6.000%, 08/15/20	BRL	40	44,680
6.000%, 08/15/22	BRL	580	659,768
6.000%, 08/15/50	BRL	1,055	1,142,558
Brazil NTN-F, 10.000%, 01/01/25	BRL	844	334,261
			3,885,090
Colombia | 0.2%
Republic of Colombia, 12.000%, 10/22/15	COP	1,076,000	625,140

Congo | 0.2%
Republic of Congo:
3.500%, 06/30/29 (c), (e)	USD	224	204,196
3.500%, 06/30/29 (e)	USD	274	249,241
			453,437
Costa Rica | 0.3%
Republic of Costa Rica, 7.000%, 04/04/44 (c)	USD	835	868,400

Ecuador | 0.8%
Republic of Ecuador:
9.375%, 12/15/15	USD	775	824,406
7.950%, 06/20/24 (c)	USD	1,390	1,421,275
			2,245,681
Georgia | 0.2%
Republic of Georgia, 6.875%, 04/12/21	USD	400	453,000

The accompanying notes are an integral part of these financial statements.

32   Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Honduras | 0.1%
Honduras Government Bond, 7.500%, 03/15/24	USD	400	$414,000

Hungary | 0.1%
Hungary, 7.625%, 03/29/41	USD	246	315,033

Indonesia | 0.2%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	7,200,000	609,464

Iraq | 0.7%
Republic of Iraq, 5.800%, 01/15/28	USD	2,150	1,935,000

Ivory Coast | 0.8%
Ivory Coast, 5.750%, 12/31/32	USD	2,140	2,073,125

Kenya | 0.1%
Kenya Infrastructure Bonds:
6.000%, 08/19/19	KES	300	2,964
12.000%, 09/18/23	KES	7,750	91,134
Republic of Kenya, 6.875%, 06/24/24 (c)	USD	240	249,600
			343,698
Malaysia | 0.2%
Malaysian Government, 3.434%, 08/15/14	MYR	2,000	623,133

Mozambique | 0.4%
Republic of Mozambique, 6.305%, 09/11/20	USD	1,000	1,010,000

Pakistan | 0.5%
Islamic Republic of Pakistan, 8.250%, 04/15/24 (c)	USD	1,230	1,268,438

Paraguay | 0.1%
Republic of Paraguay, 4.625%, 01/25/23	USD	275	279,400

Description	Security Currency	Principal Amount (000)	Value

Romania | 0.5%
Romania Government Bonds:
5.950%, 06/11/21	RON	2,680	$938,448
4.875%, 01/22/24 (c)	USD	350	372,312
			1,310,760
Russia | 0.3%
Russia Government Bonds - OFZ:
7.600%, 04/14/21	RUB	6,373	182,702
7.000%, 01/25/23	RUB	6,600	181,245
7.050%, 01/19/28	RUB	12,510	329,182
			693,129
Rwanda | 0.2%
Republic of Rwanda, 6.625%, 05/02/23	USD	625	646,750

Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	200	231,016

Serbia | 0.1%
Serbia Treasury Bonds:
10.000%, 10/17/16	RSD	15,900	192,209
10.000%, 04/01/17	RSD	15,000	177,664
			369,873
Slovenia | 0.8%
Republic of Slovenia:
5.500%, 10/26/22	USD	700	766,500
5.850%, 05/10/23	USD	300	336,750
5.250%, 02/18/24 (c)	USD	1,025	1,101,875
			2,205,125
South Africa | 0.7%
Republic of South Africa:
8.000%, 12/21/18	ZAR	14,830	1,417,014
2.750%, 01/31/22	ZAR	5,174	526,681
			1,943,695
Uganda | 0.1%
Uganda Government Bond, 12.875%, 05/19/16	UGX	519,600	201,173
Uganda Treasury Bills:
0.000%, 08/07/14	UGX	100,000	37,996
0.000%, 08/07/14	UGX	50,000	18,996
			258,165

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   33

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Uruguay | 0.2%
Republica Orient Uruguay, 5.000%, 09/14/18	UYU	9,867	$465,968
Uruguay Monetary Regulation Bills:
0.000%, 12/18/14	UYU	2,000	81,785
0.000%, 11/26/15	UYU	1,200	43,555
0.000%, 11/26/15	UYU	2,400	87,002
			678,310
Venezuela | 0.2%
Republic of Venezuela:
7.000%, 12/01/18	USD	175	152,688
7.750%, 10/13/19	USD	200	173,000
9.000%, 05/07/23	USD	175	149,625
8.250%, 10/13/24	USD	150	120,375
			595,688
Zambia | 0.3%
Zambia Treasury Bills:
0.000%, 10/13/14	ZMW	600	91,437
0.000%, 10/13/14	ZMW	635	96,762
0.000%, 10/27/14	ZMW	700	106,121
0.000%, 11/10/14	ZMW	660	99,511
0.000%, 01/12/15	ZMW	635	93,368
0.000%, 01/26/15	ZMW	700	102,530
0.000%, 06/15/15	ZMW	1,200	159,994
			749,723
Total Foreign Government Obligations (Identified cost $31,216,535)			31,888,807

Quasi Government Bonds | 0.7%

Azerbaijan | 0.2%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	600	597,000
Description	Security Currency	Principal Amount (000)	Value

Colombia | 0.0%
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21	COP	72,000	$40,621

Venezuela | 0.5%
Petroleos de Venezuela SA:
4.900%, 10/28/14	USD	1,150	1,147,585
5.250%, 04/12/17	USD	275	232,238
			1,379,823
Total Quasi Government Bonds (Identified cost $1,965,209)			2,017,444

Description	Shares	Value

Short-Term Investment | 21.2%
State Street Institutional Treasury Money Market Fund (Identified cost $58,588,396)	58,588,396	$58,588,396

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)	64,000	0

Total Investments | 97.8% (Identified cost $263,237,045) (d), (f)		$270,008,670

Cash and Other Assets in Excess of Liabilities | 2.2%		6,038,023

Net Assets | 100.0%		$276,046,693

The accompanying notes are an integral part of these financial statements.

34   Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AMD	JPM	10/28/14	74,932,200	$171,000	$179,460	$8,460	$—
AUD	UBS	07/07/14	74,870	70,000	70,573	573	—
AUD	UBS	07/07/14	557,891	523,468	525,874	2,406	—
BRL	BRC	07/02/14	2,759,686	1,252,979	1,249,009	—	3,970
BRL	BRC	08/04/14	939,994	423,335	421,456	—	1,879
BRL	CIT	07/02/14	488,359	217,000	221,027	4,027	—
BRL	CIT	07/02/14	2,682,167	1,166,667	1,213,925	47,258	—
BRL	CIT	09/03/14	486,583	216,000	216,337	337	—
BRL	HSB	07/02/14	2,681,583	1,166,667	1,213,661	46,994	—
BRL	JPM	07/02/14	2,682,167	1,166,667	1,213,925	47,258	—
BRL	SCB	07/02/14	904,800	400,000	409,504	9,504	—
BRL	SCB	07/02/14	1,340,122	608,455	606,527	—	1,928
BRL	SCB	07/07/14	1,729,420	770,000	781,603	11,603	—
BRL	SCB	08/13/14	1,729,420	766,519	773,444	6,925	—
CAD	UBS	07/07/14	152,922	140,000	143,295	3,295	—
CAD	UBS	07/07/14	199,233	185,419	186,691	1,272	—
CLP	CIT	07/17/14	286,192,000	517,713	516,701	—	1,012
CLP	CIT	07/28/14	191,632,100	346,000	345,582	—	418
CLP	HSB	07/07/14	23,402,700	42,512	42,297	—	215
CLP	HSB	07/07/14	80,794,000	145,000	146,021	1,021	—
CLP	JPM	07/07/14	279,016,835	507,580	504,273	—	3,307
CLP	SCB	07/07/14	30,144,000	54,782	54,480	—	302
CLP	SCB	07/07/14	195,562,500	350,000	353,445	3,445	—
CLP	UBS	07/09/14	152,821,640	268,000	276,140	8,140	—
CLP	UBS	07/09/14	193,418,550	351,000	349,497	—	1,503
CNH	HSB	08/11/14	2,711,849	434,000	435,684	1,684	—
CNH	HSB	09/03/14	2,631,739	419,000	422,202	3,202	—
CNH	JPM	07/07/14	5,541,585	890,000	892,539	2,539	—
CNH	JPM	08/13/14	2,748,080	439,461	441,449	1,988	—
CNH	UBS	07/07/14	1,556,750	250,121	250,734	613	—
CNH	UBS	07/07/14	5,656,525	908,664	911,051	2,387	—
CNH	UBS	08/13/14	1,556,750	249,052	250,075	1,023	—
CNY	BRC	07/10/14	2,228,580	360,000	358,885	—	1,115
CNY	BRC	07/10/14	3,497,068	565,000	563,160	—	1,840
COP	BRC	07/24/14	281,572,894	149,217	149,850	633	—
COP	HSB	07/28/14	293,182,500	155,000	156,005	1,005	—
COP	SCB	07/24/14	588,148,539	311,566	313,006	1,440	—
COP	SCB	07/28/14	293,105,000	155,000	155,964	964	—
COP	SCB	09/16/14	1,722,079,250	905,000	912,521	7,521	—
COP	UBS	07/09/14	1,058,469,100	547,862	563,619	15,757	—
COP	UBS	07/24/14	281,572,894	149,217	149,850	633	—
COP	UBS	08/22/14	659,562,200	341,000	350,353	9,353	—
CZK	JPM	07/07/14	7,139,470	354,011	356,216	2,205	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
CZK	JPM	07/07/14	17,733,015	$876,930	$884,768	$7,838	$—
CZK	JPM	08/04/14	17,728,593	876,711	884,857	8,146	—
CZK	JPM	09/19/14	7,510,888	370,679	375,035	4,356	—
CZK	SCB	07/07/14	33,223	1,650	1,658	8	—
CZK	UBS	07/07/14	7,139,158	353,044	356,200	3,156	—
EUR	BNP	07/24/14	129,850	177,000	177,819	819	—
EUR	BRC	07/09/14	32,000	43,535	43,819	284	—
EUR	CIT	07/09/14	156,000	212,604	213,616	1,012	—
EUR	HSB	08/19/14	79,000	107,476	108,195	719	—
EUR	JPM	07/07/14	220,000	297,847	301,252	3,405	—
EUR	JPM	07/07/14	300,000	406,395	410,798	4,403	—
EUR	JPM	07/09/14	127,000	173,082	173,906	824	—
EUR	JPM	08/05/14	159,000	215,796	217,747	1,951	—
EUR	JPM	08/05/14	224,000	305,250	306,762	1,512	—
EUR	JPM	08/05/14	273,156	372,502	374,080	1,578	—
EUR	JPM	08/08/14	150,150	205,000	205,629	629	—
EUR	SCB	07/07/14	235,000	319,248	321,792	2,544	—
EUR	SCB	07/07/14	265,427	360,981	363,456	2,475	—
EUR	SCB	08/08/14	150,161	205,000	205,644	644	—
EUR	UBS	08/05/14	110,000	149,669	150,642	973	—
EUR	UBS	08/08/14	150,161	205,000	205,644	644	—
HUF	BNP	07/14/14	172,862,905	781,963	763,920	—	18,043
HUF	BRC	07/09/14	36,535,200	164,334	161,489	—	2,845
HUF	JPM	07/09/14	18,267,000	82,165	80,742	—	1,423
HUF	JPM	07/14/14	15,480,000	69,174	68,409	—	765
HUF	JPM	07/14/14	99,550,620	442,084	439,936	—	2,148
HUF	SCB	07/09/14	80,937,000	360,000	357,749	—	2,251
IDR	BRC	07/02/14	1,670,200,000	140,000	140,886	886	—
IDR	BRC	07/23/14	1,855,350,000	155,000	155,930	930	—
IDR	BRC	08/08/14	1,670,200,000	138,434	139,964	1,530	—
IDR	CIT	07/07/14	1,520,000,000	129,252	128,104	—	1,148
IDR	CIT	07/07/14	2,033,250,000	169,226	171,360	2,134	—
IDR	HSB	07/02/14	1,667,400,000	140,000	140,650	650	—
IDR	HSB	07/18/14	3,505,365,000	302,109	294,861	—	7,248
IDR	JPM	07/02/14	1,668,100,000	140,000	140,709	709	—
IDR	JPM	07/07/14	3,493,105,000	301,000	294,395	—	6,605
IDR	JPM	09/11/14	7,021,000,000	590,000	584,431	—	5,569
IDR	SCB	07/07/14	2,743,025,000	233,052	231,179	—	1,873
IDR	SCB	07/07/14	3,162,615,000	267,000	266,541	—	459
IDR	SCB	07/23/14	1,855,350,000	155,000	155,930	930	—
IDR	SCB	12/04/14	5,103,000,000	420,000	418,020	—	1,980
IDR	UBS	07/02/14	2,388,000,000	200,000	201,434	1,434	—
IDR	UBS	07/02/14	3,335,500,000	278,678	281,358	2,680	—

The accompanying notes are an integral part of these financial statements.

36   Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
IDR	UBS	08/08/14	5,723,500,000	$473,682	$479,633	$5,951	$—
ILS	JPM	07/14/14	803,957	232,475	234,264	1,789	—
INR	BRC	07/07/14	15,170,200	253,895	251,931	—	1,964
INR	BRC	07/09/14	18,730,200	314,741	310,905	—	3,836
INR	BRC	07/28/14	25,558,260	434,000	422,357	—	11,643
INR	BRC	08/08/14	18,730,200	309,590	308,727	—	863
INR	BRC	08/13/14	15,170,200	250,250	249,757	—	493
INR	JPM	07/07/14	40,776,250	682,619	677,168	—	5,451
INR	JPM	07/09/14	46,026,070	773,677	763,992	—	9,685
INR	JPM	07/23/14	27,501,210	454,190	454,998	808	—
INR	JPM	08/08/14	46,026,070	761,391	758,642	—	2,749
INR	JPM	08/13/14	40,776,250	672,542	671,327	—	1,215
INR	JPM	08/25/14	60,361,810	991,000	991,010	10	—
INR	SCB	07/07/14	19,097,800	319,736	317,156	—	2,580
INR	SCB	07/09/14	19,918,800	336,466	330,634	—	5,832
INR	SCB	07/09/14	22,917,800	385,335	380,415	—	4,920
INR	SCB	07/23/14	15,499,812	255,963	256,439	476	—
INR	SCB	08/08/14	21,391,400	353,811	352,592	—	1,219
INR	SCB	08/13/14	16,722,600	275,905	275,316	—	589
INR	UBS	07/07/14	7,257,600	121,445	120,526	—	919
INR	UBS	07/07/14	10,749,600	180,000	178,518	—	1,482
INR	UBS	07/23/14	16,394,475	270,670	271,241	571	—
INR	UBS	08/13/14	18,007,200	297,100	296,465	—	635
KRW	BRC	07/23/14	772,478,600	751,000	762,870	11,870	—
KRW	CIT	08/27/14	483,912,000	470,000	477,230	7,230	—
KRW	CIT	09/24/14	924,892,760	902,000	911,042	9,042	—
KRW	JPM	07/07/14	469,700,616	461,124	464,136	3,012	—
KRW	SCB	07/07/14	367,417,553	360,673	363,065	2,392	—
KRW	UBS	07/07/14	367,417,553	360,730	363,065	2,335	—
KZT	CIT	09/12/14	51,761,000	271,000	279,281	8,281	—
KZT	CIT	11/14/14	37,436,000	196,000	200,016	4,016	—
KZT	CIT	02/13/15	22,310,000	115,000	117,773	2,773	—
KZT	HSB	09/11/14	51,761,000	271,000	279,325	8,325	—
KZT	HSB	09/11/14	58,896,780	318,000	317,833	—	167
MXN	BRC	07/09/14	1,420,425	109,396	109,433	37	—
MXN	CIT	07/30/14	25,817,315	1,994,000	1,986,107	—	7,893
MXN	HSB	07/07/14	6,397,077	491,327	492,915	1,588	—
MXN	HSB	07/07/14	8,066,232	624,805	621,529	—	3,276
MXN	JPM	07/07/14	24,008	1,838	1,850	12	—
MXN	JPM	07/16/14	4,788,637	368,000	368,747	747	—
MXN	SCB	07/07/14	6,637,780	514,126	511,462	—	2,664
MYR	BRC	07/18/14	451,080	140,000	140,316	316	—
MYR	CIT	08/27/14	1,524,479	473,000	472,700	—	300

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   37

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
MYR	HSB	07/07/14	128,140	$40,000	$39,892	$—	$108
MYR	HSB	07/18/14	1,127,875	350,000	350,846	846	—
MYR	HSB	07/21/14	1,948,012	602,000	605,832	3,832	—
MYR	HSB	08/13/14	128,140	39,701	39,780	79	—
MYR	JPM	07/07/14	1,112,034	343,448	346,194	2,746	—
MYR	JPM	07/14/14	3,380,848	1,048,000	1,051,978	3,978	—
MYR	JPM	07/18/14	1,963,590	610,000	610,810	810	—
MYR	JPM	08/13/14	1,112,034	344,709	345,225	516	—
MYR	SCB	07/07/14	214,148	66,050	66,668	618	—
MYR	SCB	07/07/14	1,512,138	467,358	470,753	3,395	—
MYR	SCB	07/09/14	107,034	33,025	33,317	292	—
MYR	SCB	07/09/14	214,148	66,398	66,658	260	—
MYR	SCB	07/18/14	418,860	130,000	130,294	294	—
MYR	SCB	07/18/14	2,323,440	720,000	722,747	2,747	—
MYR	SCB	08/08/14	321,182	99,833	99,752	—	81
MYR	SCB	08/13/14	1,512,138	468,706	469,436	730	—
NGN	CIT	07/17/14	77,361,750	471,000	473,437	2,437	—
NGN	CIT	08/07/14	79,767,180	486,000	486,196	196	—
PEN	CIT	07/09/14	615,741	218,000	219,859	1,859	—
PEN	HSB	07/07/14	958,585	343,616	342,350	—	1,266
PEN	JPM	07/07/14	958,585	343,210	342,350	—	860
PEN	JPM	07/25/14	1,867,653	665,000	665,718	718	—
PEN	JPM	09/16/14	1,165,940	413,000	413,295	295	—
PEN	UBS	08/08/14	1,138,464	402,000	405,202	3,202	—
PHP	BRC	07/03/14	6,525,400	148,406	149,488	1,082	—
PHP	BRC	07/07/14	9,077,400	206,822	207,935	1,113	—
PHP	BRC	07/14/14	10,656,765	243,000	244,079	1,079	—
PHP	BRC	07/17/14	6,140,400	140,000	140,629	629	—
PHP	BRC	08/13/14	9,077,400	206,939	207,786	847	—
PHP	CIT	07/07/14	9,075,555	206,874	207,892	1,018	—
PHP	CIT	08/13/14	9,075,555	206,827	207,744	917	—
PHP	JPM	07/03/14	19,582,100	445,706	448,599	2,893	—
PHP	JPM	07/14/14	12,590,690	287,000	288,373	1,373	—
PHP	JPM	07/17/14	11,425,090	260,371	261,661	1,290	—
PHP	SCB	07/07/14	7,459,600	170,000	170,876	876	—
PHP	SCB	07/07/14	9,077,400	206,727	207,934	1,207	—
PHP	SCB	07/17/14	5,701,800	130,000	130,585	585	—
PHP	SCB	07/17/14	7,886,659	179,815	180,623	808	—
PHP	SCB	08/13/14	9,975,250	227,330	228,338	1,008	—
PHP	SCB	09/16/14	51,453,250	1,175,000	1,177,066	2,066	—
PHP	UBS	07/07/14	12,179,750	277,317	279,000	1,683	—
PHP	UBS	07/17/14	7,890,255	179,814	180,705	891	—
PHP	UBS	07/17/14	15,352,750	350,000	351,614	1,614	—

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
PHP	UBS	08/13/14	12,179,750	$277,475	$278,801	$1,326	$—
PLN	BNP	07/21/14	1,785,704	582,000	587,279	5,279	—
PLN	BRC	07/09/14	618,257	203,000	203,489	489	—
PLN	JPM	07/07/14	550,000	179,504	181,047	1,543	—
PLN	JPM	07/09/14	467,535	152,500	153,881	1,381	—
PLN	JPM	07/09/14	618,216	203,000	203,476	476	—
PLN	JPM	08/11/14	1,599,555	524,500	525,356	856	—
PLN	JPM	09/10/14	1,602,400	524,500	525,343	843	—
PLN	SCB	07/09/14	618,237	203,000	203,482	482	—
PLN	SCB	07/09/14	934,901	305,000	307,708	2,708	—
PLN	UBS	07/07/14	227,794	75,000	74,984	—	16
PLN	UBS	07/07/14	550,000	179,504	181,047	1,543	—
PLN	UBS	07/07/14	568,517	185,487	187,143	1,656	—
PLN	UBS	07/09/14	467,702	152,500	153,937	1,437	—
PLN	UBS	07/09/14	1,766,118	588,373	581,289	—	7,084
RON	HSB	07/01/14	427,581	132,809	133,531	722	—
RON	JPM	07/21/14	1,365,100	420,820	425,923	5,103	—
RON	JPM	09/10/14	2,799,000	859,433	871,502	12,069	—
RON	UBS	07/07/14	51,568	15,917	16,101	184	—
RON	UBS	07/07/14	2,003,288	620,194	625,466	5,272	—
RSD	CIT	07/09/14	43,230,500	508,206	510,468	2,262	—
RSD	CIT	07/09/14	86,801,400	1,020,893	1,024,955	4,062	—
RSD	CIT	08/08/14	27,302,150	322,206	320,666	—	1,540
RSD	CIT	08/19/14	19,444,576	230,892	227,946	—	2,946
RSD	CIT	11/19/14	19,756,656	234,598	227,459	—	7,139
RSD	HSB	08/08/14	12,213,600	143,850	143,450	—	400
RUB	BRC	07/30/14	4,836,378	142,000	141,483	—	517
RUB	BRC	07/30/14	14,465,895	426,000	423,183	—	2,817
RUB	HSB	07/07/14	6,715,536	194,532	197,445	2,913	—
RUB	HSB	07/09/14	5,352,150	155,000	157,291	2,291	—
RUB	HSB	07/09/14	5,357,730	155,000	157,455	2,455	—
RUB	HSB	08/13/14	7,717,074	226,354	224,994	—	1,360
RUB	JPM	07/07/14	6,717,190	194,532	197,493	2,961	—
RUB	JPM	07/09/14	4,467,318	129,225	131,287	2,062	—
RUB	JPM	07/09/14	4,698,000	135,000	138,066	3,066	—
RUB	JPM	07/09/14	4,712,850	135,000	138,503	3,503	—
RUB	JPM	07/09/14	5,366,875	155,000	157,723	2,723	—
RUB	SCB	07/07/14	6,718,163	194,532	197,522	2,990	—
RUB	SCB	07/09/14	4,467,318	129,207	131,287	2,080	—
RUB	SCB	07/09/14	5,352,925	155,000	157,313	2,313	—
RUB	UBS	07/07/14	6,719,135	194,532	197,550	3,018	—
THB	HSB	07/07/14	14,929,300	460,000	459,915	—	85
THB	HSB	07/07/14	23,405,950	721,515	721,048	—	467

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   39

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
THB	JPM	07/07/14	395,916	$12,205	$12,197	$—	$8
THB	JPM	07/07/14	5,813,844	179,578	179,102	—	476
THB	JPM	07/07/14	5,841,900	180,000	179,967	—	33
THB	JPM	07/09/14	9,358,460	288,308	288,272	—	36
THB	SCB	07/07/14	5,815,640	179,578	179,158	—	420
THB	SCB	07/07/14	8,166,250	250,000	251,571	1,571	—
THB	SCB	07/09/14	10,660,000	328,506	328,364	—	142
THB	SCB	07/23/14	19,159,581	589,000	589,798	798	—
THB	SCB	08/13/14	8,126,850	250,095	249,932	—	163
THB	UBS	07/07/14	5,817,436	179,578	179,213	—	365
THB	UBS	08/13/14	5,817,436	178,888	178,909	21	—
TRY	BRC	08/13/14	660,477	307,341	309,002	1,661	—
TRY	HSB	07/09/14	220,317	103,333	103,818	485	—
TRY	HSB	07/09/14	322,410	150,000	151,926	1,926	—
TRY	JPM	07/07/14	330,265	155,000	155,693	693	—
TRY	JPM	07/09/14	220,720	103,334	104,008	674	—
TRY	JPM	07/09/14	661,881	310,000	311,892	1,892	—
TRY	JPM	07/09/14	773,460	360,000	364,470	4,470	—
TRY	JPM	07/21/14	2,055,892	952,000	966,355	14,355	—
TRY	JPM	08/04/14	317,746	149,831	148,923	—	908
TRY	JPM	02/17/15	885,649	401,000	399,061	—	1,939
TRY	SCB	07/07/14	330,212	155,000	155,668	668	—
TRY	SCB	07/09/14	220,720	103,334	104,008	674	—
TRY	SCB	07/09/14	661,974	310,000	311,936	1,936	—
TRY	SCB	07/09/14	666,206	310,000	313,930	3,930	—
TRY	UBS	07/09/14	214,990	100,000	101,308	1,308	—
TWD	HSB	07/14/14	12,025,990	401,000	402,819	1,819	—
TWD	HSB	07/14/14	13,527,745	451,000	453,122	2,122	—
TWD	JPM	07/07/14	6,000,000	200,000	200,961	961	—
TWD	JPM	07/09/14	12,444,625	415,791	416,822	1,031	—
TWD	SCB	07/09/14	12,449,625	415,958	416,989	1,031	—
TWD	UBS	07/07/14	6,000,000	200,000	200,961	961	—
TWD	UBS	07/09/14	12,005,000	401,186	402,097	911	—
UAH	CIT	08/12/14	702,100	59,000	58,504	—	496
UAH	CSF	07/30/14	722,925	59,500	60,623	1,123	—
UAH	HSB	07/18/14	717,570	59,500	60,529	1,029	—
UAH	JPM	07/10/14	1,420,130	118,000	120,265	2,265	—
UAH	JPM	08/19/14	716,850	59,000	59,531	531	—
UAH	JPM	08/19/14	870,480	72,000	72,289	289	—
UGX	BRC	08/11/14	332,416,000	128,000	126,838	—	1,162
UGX	CIT	07/02/14	735,552,000	288,000	282,905	—	5,095
UGX	CIT	07/11/14	1,164,882,000	447,000	447,293	293	—
UGX	CIT	07/18/14	735,552,000	281,821	282,077	256	—

The accompanying notes are an integral part of these financial statements.

40   Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
UGX	CIT	08/11/14	590,086,000	$226,000	$225,155	$—	$845
UYU	HSB	07/16/14	6,969,000	300,621	303,978	3,357	—
UYU	HSB	09/29/14	7,834,645	335,000	334,714	—	286
UYU	JPM	07/11/14	3,016,860	130,163	131,763	1,600	—
UYU	JPM	07/23/14	6,639,129	283,693	289,060	5,367	—
ZAR	HSB	07/09/14	1,650,773	155,000	155,041	41	—
ZAR	SCB	07/01/14	8,060,001	756,098	757,875	1,777	—
ZAR	SCB	07/09/14	1,647,340	154,601	154,718	117	—
ZAR	UBS	07/09/14	6,512,238	610,000	611,629	1,629	—
ZMW	CIT	11/24/14	4,171,365	583,000	618,508	35,508	—
ZMW	JPM	08/25/14	716,505	111,000	110,889	—	111
Total Forward Currency Purchase Contracts				$90,951,739	$91,395,173	$622,826	$179,392
Forward Currency Sale Contracts
AUD	UBS	07/07/14	632,760	$589,242	$596,447	$—	$7,205
AUD	UBS	08/13/14	557,891	522,096	524,490	—	2,394
BRL	BRC	07/02/14	939,994	427,270	425,433	1,837	—
BRL	BRC	07/02/14	1,819,692	807,729	823,576	—	15,847
BRL	CIT	07/02/14	488,359	220,628	221,027	—	399
BRL	CIT	07/02/14	2,682,167	1,217,783	1,213,925	3,858	—
BRL	HSB	07/02/14	1,006,051	456,777	455,330	1,447	—
BRL	HSB	07/02/14	1,675,532	744,400	758,331	—	13,931
BRL	JPM	07/02/14	411,590	186,874	186,282	592	—
BRL	JPM	07/02/14	2,270,577	1,005,414	1,027,643	—	22,229
BRL	SCB	07/02/14	2,244,922	993,812	1,016,032	—	22,220
BRL	SCB	07/07/14	1,729,420	774,483	781,603	—	7,120
CAD	BRC	07/09/14	645,584	591,243	604,915	—	13,672
CAD	JPM	07/09/14	645,584	591,178	604,915	—	13,737
CAD	SCB	07/09/14	645,584	591,129	604,915	—	13,786
CAD	UBS	07/07/14	65,404	60,000	61,287	—	1,287
CAD	UBS	07/07/14	286,751	262,148	268,700	—	6,552
CAD	UBS	08/13/14	199,233	185,250	186,523	—	1,273
CLP	HSB	07/07/14	104,196,700	188,216	188,317	—	101
CLP	HSB	07/23/14	172,028,128	306,100	310,391	—	4,291
CLP	HSB	08/13/14	23,402,700	42,327	42,133	194	—
CLP	JPM	07/07/14	94,052,500	170,000	169,983	17	—
CLP	JPM	07/07/14	184,964,335	333,840	334,290	—	450
CLP	JPM	08/13/14	279,016,835	505,511	502,326	3,185	—
CLP	SCB	07/07/14	94,069,500	170,000	170,014	—	14
CLP	SCB	07/07/14	131,637,000	237,805	237,911	—	106
CLP	SCB	07/23/14	99,663,000	177,431	179,822	—	2,391
CLP	SCB	08/13/14	30,144,000	54,535	54,270	265	—
CLP	UBS	07/09/14	232,102,200	417,000	419,396	—	2,396

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   41

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
CLP	UBS	07/23/14	82,500,000	$147,093	$148,855	$—	$1,762
CNH	JPM	07/07/14	250,480	40,000	40,343	—	343
CNH	JPM	07/07/14	2,543,025	406,078	409,584	—	3,506
CNH	JPM	07/07/14	2,748,080	440,538	442,611	—	2,073
CNH	UBS	07/07/14	1,556,750	249,659	250,733	—	1,074
CNH	UBS	07/07/14	5,656,525	903,439	911,051	—	7,612
CNY	HSB	07/10/14	449,561	73,034	72,396	638	—
COP	CIT	07/09/14	508,007,500	269,500	270,506	—	1,006
COP	UBS	07/09/14	508,277,000	269,500	270,650	—	1,150
CZK	JPM	07/07/14	6,040,540	297,847	301,386	—	3,539
CZK	SCB	07/07/14	1,823,310	90,000	90,972	—	972
CZK	SCB	07/07/14	6,448,001	319,248	321,716	—	2,468
EUR	BNP	07/14/14	568,000	781,963	777,798	4,165	—
EUR	BNP	07/24/14	958,687	1,323,946	1,312,838	11,108	—
EUR	BRC	07/09/14	120,000	164,334	164,320	14	—
EUR	BRC	08/05/14	169,000	230,512	231,441	—	929
EUR	CIT	07/09/14	373,449	508,205	511,377	—	3,172
EUR	CIT	07/09/14	747,000	1,020,892	1,022,894	—	2,002
EUR	CIT	08/08/14	234,500	322,207	321,146	1,061	—
EUR	CIT	08/19/14	166,000	230,892	227,345	3,547	—
EUR	CIT	11/19/14	166,000	234,598	227,428	7,170	—
EUR	HSB	08/08/14	105,108	143,850	143,945	—	95
EUR	JPM	07/07/14	260,000	354,010	356,024	—	2,014
EUR	JPM	07/07/14	645,500	876,930	883,900	—	6,970
EUR	JPM	07/09/14	60,000	82,164	82,160	4	—
EUR	JPM	07/09/14	228,884	310,000	313,419	—	3,419
EUR	JPM	07/09/14	611,188	828,165	836,921	—	8,756
EUR	JPM	07/14/14	326,000	442,084	446,412	—	4,328
EUR	JPM	08/04/14	645,500	876,711	883,993	—	7,282
EUR	JPM	08/05/14	245,188	334,049	335,778	—	1,729
EUR	JPM	08/05/14	642,500	876,911	879,888	—	2,977
EUR	JPM	09/19/14	274,000	370,679	375,299	—	4,620
EUR	SCB	07/07/14	113,642	155,000	155,613	—	613
EUR	SCB	07/07/14	273,142	370,000	374,020	—	4,020
EUR	SCB	07/09/14	228,916	310,000	313,463	—	3,463
EUR	SCB	07/09/14	611,188	827,985	836,921	—	8,936
EUR	SCB	08/13/14	265,427	361,030	363,507	—	2,477
EUR	UBS	07/07/14	113,643	155,000	155,614	—	614
EUR	UBS	07/07/14	260,000	353,044	356,024	—	2,980
EUR	UBS	07/09/14	430,000	588,372	588,814	—	442
EUR	UBS	07/09/14	611,188	828,043	836,921	—	8,878
HUF	JPM	07/09/14	135,934,516	607,827	600,843	6,984	—
IDR	BRC	07/02/14	1,670,200,000	138,952	140,886	—	1,934

The accompanying notes are an integral part of these financial statements.

42   Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
IDR	CIT	07/07/14	3,553,250,000	$299,726	$299,464	$262	$—
IDR	CIT	08/13/14	2,033,250,000	168,385	170,217	—	1,832
IDR	HSB	07/02/14	1,667,400,000	139,310	140,650	—	1,340
IDR	JPM	07/02/14	1,668,100,000	139,369	140,709	—	1,340
IDR	SCB	07/07/14	355,800,000	30,000	29,986	14	—
IDR	SCB	07/07/14	2,387,225,000	201,301	201,193	108	—
IDR	UBS	07/02/14	5,723,500,000	475,453	482,792	—	7,339
INR	BRC	07/07/14	15,170,200	251,579	251,931	—	352
INR	BRC	07/09/14	18,730,200	310,926	310,905	21	—
INR	JPM	07/07/14	40,776,250	676,223	677,168	—	945
INR	JPM	07/09/14	46,026,070	764,553	763,992	561	—
INR	SCB	07/07/14	2,375,200	40,000	39,445	555	—
INR	SCB	07/07/14	16,722,600	277,369	277,711	—	342
INR	SCB	07/09/14	21,391,400	355,339	355,078	261	—
INR	SCB	07/09/14	21,445,200	360,000	355,971	4,029	—
INR	UBS	07/07/14	18,007,200	298,577	299,044	—	467
JPY	CIT	09/12/14	94,129,055	921,000	929,644	—	8,644
JPY	SCB	07/23/14	124,407,371	1,227,000	1,228,240	—	1,240
KRW	JPM	07/07/14	183,232,616	179,578	181,062	—	1,484
KRW	JPM	07/07/14	286,468,000	280,000	283,074	—	3,074
KRW	JPM	08/13/14	469,700,616	460,355	463,479	—	3,124
KRW	SCB	07/07/14	183,259,553	179,578	181,088	—	1,510
KRW	SCB	07/07/14	184,158,000	180,000	181,976	—	1,976
KRW	SCB	08/13/14	367,417,553	360,072	362,551	—	2,479
KRW	UBS	07/07/14	183,259,553	179,578	181,088	—	1,510
KRW	UBS	07/07/14	184,158,000	180,000	181,976	—	1,976
KRW	UBS	08/13/14	367,417,553	360,146	362,551	—	2,405
KZT	CIT	09/11/14	31,949,000	172,000	172,411	—	411
KZT	HSB	09/11/14	31,949,000	172,000	172,411	—	411
MXN	BRC	08/08/14	1,420,425	109,168	109,206	—	38
MXN	HSB	08/13/14	6,397,077	490,182	491,658	—	1,476
MXN	JPM	07/07/14	2,019,774	155,000	155,630	—	630
MXN	JPM	07/07/14	10,716,170	820,000	825,715	—	5,715
MXN	SCB	07/07/14	2,005,995	155,000	154,568	432	—
MXN	SCB	07/07/14	2,019,573	155,000	155,615	—	615
MXN	SCB	07/07/14	2,357,730	180,000	181,671	—	1,671
MXN	UBS	07/07/14	2,005,855	155,000	154,558	442	—
MXN	UBS	07/09/14	1,420,425	109,074	109,433	—	359
MYR	HSB	07/07/14	128,140	39,776	39,892	—	116
MYR	JPM	07/07/14	1,112,034	345,352	346,194	—	842
MYR	SCB	07/07/14	214,148	66,402	66,667	—	265
MYR	SCB	07/07/14	1,512,138	469,579	470,753	—	1,174
MYR	SCB	07/09/14	321,182	99,964	99,975	—	11

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   43

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
MYR	UBS	07/18/14	657,500	$204,342	$204,527	$—	$185
PEN	CIT	08/08/14	333,438	118,408	118,677	—	269
PEN	HSB	07/07/14	951,150	340,000	339,695	305	—
PEN	HSB	08/08/14	807,870	286,886	287,537	—	651
PEN	JPM	08/08/14	1,141,476	405,382	406,273	—	891
PEN	SCB	07/07/14	951,320	340,000	339,755	245	—
PEN	SCB	08/08/14	1,983,696	704,062	706,036	—	1,974
PHP	BRC	07/03/14	6,525,400	148,524	149,488	—	964
PHP	BRC	07/07/14	9,077,400	207,010	207,934	—	924
PHP	CIT	07/07/14	9,075,555	206,874	207,892	—	1,018
PHP	JPM	07/03/14	19,582,100	445,554	448,599	—	3,045
PHP	SCB	07/07/14	6,561,750	150,000	150,309	—	309
PHP	SCB	07/07/14	9,975,250	227,434	228,501	—	1,067
PHP	UBS	07/07/14	12,179,750	277,569	278,999	—	1,430
PLN	JPM	08/11/14	1,052,657	343,000	345,734	—	2,734
PLN	UBS	07/07/14	1,896,310	625,123	624,221	902	—
RON	HSB	08/08/14	427,581	132,571	133,299	—	728
RON	JPM	07/07/14	737,286	227,312	230,195	—	2,883
RON	JPM	07/07/14	1,317,570	406,395	411,371	—	4,976
RSD	BRC	07/09/14	3,708,160	43,534	43,786	—	252
RSD	CIT	07/09/14	18,088,200	212,605	213,587	—	982
RSD	HSB	08/19/14	9,215,350	107,475	108,030	—	555
RSD	JPM	07/09/14	14,716,760	173,082	173,776	—	694
RUB	HSB	07/07/14	7,717,074	228,248	226,891	1,357	—
RUB	JPM	07/07/14	6,264,000	180,000	184,169	—	4,169
RUB	JPM	07/07/14	6,618,650	190,000	194,596	—	4,596
RUB	JPM	07/09/14	39,784,699	1,152,044	1,169,205	—	17,161
RUB	UBS	07/07/14	6,270,300	180,000	184,354	—	4,354
THB	HSB	07/07/14	38,335,250	1,173,300	1,180,963	—	7,663
THB	HSB	08/13/14	23,405,950	720,205	719,824	381	—
THB	JPM	07/07/14	5,855,760	180,000	180,394	—	394
THB	JPM	07/07/14	6,195,900	189,575	190,872	—	1,297
THB	JPM	07/09/14	9,358,460	288,307	288,271	36	—
THB	JPM	08/08/14	9,358,460	288,015	287,874	141	—
THB	JPM	08/13/14	395,916	12,183	12,176	7	—
THB	SCB	07/07/14	5,855,040	180,000	180,372	—	372
THB	SCB	07/07/14	8,126,850	250,442	250,357	85	—
THB	SCB	07/09/14	10,660,000	328,394	328,364	30	—
THB	SCB	08/08/14	10,660,000	328,101	327,911	190	—
THB	UBS	07/07/14	5,817,436	179,163	179,213	—	50
TRY	BRC	07/07/14	660,477	309,676	311,361	—	1,685
TRY	BRC	07/09/14	664,795	310,000	313,265	—	3,265
TWD	JPM	07/07/14	6,000,000	200,000	200,961	—	961

The accompanying notes are an integral part of these financial statements.

44   Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
TWD	JPM	07/09/14	6,000,000	$200,000	$200,965	$—	$965
TWD	JPM	07/09/14	6,444,625	215,000	215,857	—	857
TWD	JPM	08/13/14	12,444,625	416,180	416,969	—	789
TWD	SCB	07/09/14	6,005,000	200,000	201,132	—	1,132
TWD	SCB	07/09/14	6,444,625	215,000	215,857	—	857
TWD	SCB	08/13/14	12,449,625	416,306	417,137	—	831
TWD	UBS	07/07/14	6,000,000	200,000	200,961	—	961
TWD	UBS	07/09/14	6,000,000	200,003	200,965	—	962
TWD	UBS	07/09/14	6,005,000	200,000	201,132	—	1,132
TWD	UBS	08/13/14	12,005,000	401,522	402,240	—	718
UGX	CIT	07/02/14	735,552,000	282,905	282,905	—	—
ZAR	BRC	07/07/14	2,810,861	266,044	264,084	1,960	—
ZAR	BRC	07/07/14	2,816,071	262,693	264,573	—	1,880
ZAR	SCB	07/09/14	6,895,158	647,381	647,593	—	212
ZAR	SCB	07/09/14	8,060,001	755,106	756,995	—	1,889
ZMW	CIT	07/14/14	1,269,390	204,000	200,102	3,898	—
Total Forward Currency Sale Contracts				$62,616,361	$62,956,405	62,308	402,352
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$685,134	$581,744

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   45

Lazard Emerging Markets Multi Asset Portfolio (concluded)

Credit Default Swap Agreements open at June 30, 2014:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

Markit CDS EM20 Series 9PA	JPM	400,000	06/20/19	(5.00%)	$(48,360)	$(39,200)	$—	$9,160
Markit CDS EM20 Series 9PA	JPM	15,000	06/20/19	(5.00%)	(1,791)	(1,556)	—	235
Markit CDS EM20 Series 9PA	BRC	1,000,000	06/20/19	(5.00%)	(119,371)	(101,500)	—	17,871
Markit CDS EM20 Series 9PA	JPM	1,500,000	06/20/19	(5.00%)	(179,056)	(159,000)	—	20,056
Markit CDS EM20 Series 9PA	BRC	1,000,000	06/20/19	(5.00%)	(119,371)	(116,000)	—	3,371
Markit CDS EM20 Series 9PA	BRC	420,000	06/20/19	(5.00%)	(50,777)	(41,790)	—	8,987
Markit CDS EM20 Series 9PA	BRC	1,270,000	06/20/19	(5.00%)	(151,601)	(127,254)	—	24,347
Markit CDS EM20 Series 9PA	BRC	175,000	06/20/19	(5.00%)	(20,890)	(17,325)	—	3,565
Markit CDS EM20 Series 9PA	JPM	720,000	06/20/19	(1.00%)	(85,947)	(76,464)	—	9,483
People’s Republic of China	BRC	390,000	06/20/19	(1.00%)	(5,164)	(387)	—	4,777
People’s Republic of China	JPM	4,500,000	06/20/19	(1.00%)	(59,590)	(2,512)	—	57,078
People’s Republic of China	JPM	70,000	06/20/19	(1.00%)	(927)	(275)	—	652
People’s Republic of China	JPM	180,000	06/20/19	(1.00%)	(2,384)	(884)	—	1,500
Republic of Brazil	JPM	1,010,000	09/20/19	(1.00%)	21,956	19,760	2,196	—
Republic of Brazil	BRC	4,600,000	09/20/19	(1.00%)	99,997	89,995	10,002	—
Republic of Turkey	JPM	700,000	06/20/19	(1.00%)	22,981	36,883	—	13,902
Republic of Turkey	JPM	1,327,000	06/20/19	(1.00%)	43,564	89,631	—	46,067
Republic of Turkey	JPM	990,000	06/20/19	(1.00%)	32,502	52,716	—	20,214
Republic of Turkey	JPM	1,600,000	06/20/19	(1.00%)	52,527	80,896	—	28,369
Republic of Turkey	BRC	520,000	06/20/19	(1.00%)	17,071	26,212	—	9,141
Total Credit Default Swap Agreements					$(554,631)	$(288,054)	$12,198	$278,775

Interest Rate Swap Agreements open at June 30, 2014:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	900,000	01/04/16	12.17%	Brazil Cetip Interbank Deposit Rate	$7,909	$—
BRL	BRC	368,000	01/04/16	12.22%	Brazil Cetip Interbank Deposit Rate	3,368	—
ZAR	BRC	7,370,000	01/10/17	6.60%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	6,172
ZAR	BRC	6,000,000	09/17/18	7.12%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	5,561
ZAR	BRC	4,500,000	09/19/18	6.79%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	9,211
Gross unrealized appreciation/depreciation on Interest Rate Swap Agreements						11,277	20,944
Gross unrealized appreciation/depreciation on Swap Agreements						$23,475	$299,719

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 14.8%

Argentina | 0.6%
Mastellone Hermanos SA, 12.625%, 07/03/21 (c)	USD	675	$682,594
YPF Sociedad Anonima:
8.750%, 04/04/24	USD	150	156,735
8.750%, 04/04/24 (c)	USD	800	835,920
			1,675,249
Brazil | 1.1%
Arcos Dorados Holdings, Inc., 10.250%, 07/13/16	BRL	600	256,619
Banco do Brasil SA, 9.000%, 06/18/24 (c)	USD	1,350	1,338,130
JBS Investments GmbH, 7.250%, 04/03/24 (c)	USD	250	258,750
OAS Finance, Ltd., 8.000%, 07/02/21 (c)	USD	400	404,000
Odebrecht Offshore Drilling Finance, Ltd.:
6.625%, 10/01/23	USD	494	526,589
6.625%, 10/01/23 (c)	USD	396	421,271
			3,205,359
Bulgaria | 0.4%
ContourGlobal Power Holdings SA, 7.125%, 06/01/19 (c)	USD	1,275	1,272,450

Chile | 0.2%
GeoPark Latin America, Ltd. Agencia en Chile, 7.500%, 02/11/20	USD	525	568,312

China | 1.4%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	125	127,813
8.000%, 04/15/21 (c)	USD	700	715,750
Country Garden Holdings Co., Ltd., 7.250%, 04/04/21	USD	820	799,500
Kaisa Group Holdings, Ltd., 8.875%, 03/19/18	USD	650	667,875
Maoye International Holdings, Ltd., 7.750%, 05/19/17 (c)	USD	925	949,883
MIE Holdings Corp., 7.500%, 04/25/19 (c)	USD	750	793,740
			4,054,561
Description	Security Currency	Principal Amount (000)	Value

Colombia | 0.6%
Millicom International Cellular SA, 4.750%, 05/22/20	USD	275	$275,000
Pacific Rubiales Energy Corp.:
5.125%, 03/28/23	USD	525	521,063
5.125%, 03/28/23 (c)	USD	825	818,812
			1,614,875
Georgia | 0.5%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	1,275	1,364,250

Guatemala | 0.5%
Comcel Trust:
6.875%, 02/06/24	USD	200	216,000
6.875%, 02/06/24 (c)	USD	700	756,000
Industrial Senior Trust:
5.500%, 11/01/22	USD	100	100,000
5.500%, 11/01/22 (c)	USD	375	375,000
			1,447,000
India | 0.3%
Vedanta Resources PLC:
9.500%, 07/18/18	USD	350	403,375
8.250%, 06/07/21	USD	300	336,000
7.125%, 05/31/23	USD	200	211,000
			950,375
Indonesia | 0.6%
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	475	460,750
PT Gajah Tunggal Tbk, 7.750%, 02/06/18	USD	925	943,500
Star Energy Geothermal (Wayang Windu), Ltd., 6.125%, 03/27/20	USD	400	408,480
			1,812,730
Iraq | 1.0%
Genel Energy Finance, Ltd., 7.500%, 05/14/19	USD	1,000	990,000

Jamaica | 0.1%
Digicel Group, Ltd., 8.250%, 09/30/20	USD	375	408,750

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Kazakhstan | 0.6%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/21	USD	625	$678,125
Nostrum Oil & Gas Finance BV, 6.375%, 02/14/19 (c)	USD	375	391,875
Zhaikmunai LP, 7.125%, 11/13/19	USD	500	543,750
			1,613,750
Macau | 0.3%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	725	732,250

Mexico | 1.7%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	17,350	1,326,145
Bio Pappel SAB de CV, 10.000%, 08/27/16	USD	418	422,598
Credito Real SAB de CV, 7.500%, 03/13/19 (c)	USD	1,375	1,485,000
Empresas ICA SAB de CV, 8.875%, 05/29/24 (c)	USD	900	925,200
Grupo KUO SAB de CV, 6.250%, 12/04/22	USD	375	392,813
Grupo Televisa SAB, 7.250%, 05/14/43	MXN	5,400	360,498
			4,912,254
Nigeria | 1.0%
Afren PLC:
6.625%, 12/09/20	USD	200	206,500
6.625%, 12/09/20 (c)	USD	600	619,500
Diamond Bank PLC, 8.750%, 05/21/19 (c)	USD	800	789,000
FBN Finance Co. BV:
8.250%, 08/07/20	USD	800	830,000
8.250%, 08/07/20 (c)	USD	500	518,750
			2,963,750
Panama | 0.3%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings, Ltd., 8.375%, 05/10/20	USD	875	935,988

Paraguay | 0.2%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	375	403,125
Description	Security Currency	Principal Amount (000)	Value

Peru | 0.1%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	330	$351,450

Russia | 1.2%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	250	229,375
ALROSA Finance SA, 7.750%, 11/03/20	USD	725	802,067
EDC Finance, Ltd., 4.875%, 04/17/20	USD	550	537,625
Metalloinvest Finance, Ltd.:
5.625%, 04/17/20	USD	725	703,250
5.625%, 04/17/20 (c)	USD	625	606,250
Sberbank of Russia, 5.250%, 05/23/23	USD	675	632,813
			3,511,380
Singapore | 1.2%
Alam Synergy Pte, Ltd., 9.000%, 01/29/19	USD	275	293,563
Deep Drilling 7 and 8 Pte, Ltd., 14.250%, 03/05/15	USD	400	424,000
Oro Negro Drilling Pte, Ltd., 7.500%, 01/24/19 (c)	USD	1,385	1,409,237
Ottawa Holdings Pte, Ltd., 5.875%, 05/16/18	USD	450	396,540
Pacnet, Ltd.:
9.000%, 12/12/18	USD	400	433,000
9.000%, 12/12/18 (c)	USD	425	460,063
			3,416,403
South Africa | 0.8%
Transnet SOC, Ltd., 9.500%, 05/13/21 (c)	ZAR	24,000	2,246,815

Thailand | 0.3%
PTT Exploration & Production Public Co., Ltd, 4.875%, 06/18/19 (c)	USD	950	957,239

Turkey | 0.4%
Turk Telekomunikasyon AS, 4.875%, 06/19/24 (c)	USD	1,025	994,352

Total Corporate Bonds (Identified cost $42,120,359)			42,402,667

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Foreign Government Obligations | 75.7%

Angola | 1.5%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	4,040	$4,404,408

Argentina | 3.5%
Republic of Argentina:
8.750%, 06/02/17	USD	1,475	1,345,937
8.280%, 12/31/33	USD	8,853	7,412,884
2.500%, 12/31/38 (e)	USD	2,450	1,174,775
			9,933,596
Bahrain | 0.5%
Kingdom of Bahrain:
6.125%, 08/01/23	USD	200	223,750
6.125%, 08/01/23 (c)	USD	1,000	1,118,750
			1,342,500
Belarus | 0.7%
Republic of Belarus:
8.750%, 08/03/15	USD	675	694,440
8.950%, 01/26/18	USD	1,300	1,404,000
			2,098,440
Belize | 0.0%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	185	129,500

Bolivia | 0.6%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	1,050	1,053,150
5.950%, 08/22/23	USD	650	685,750
			1,738,900
Brazil | 8.0%
Brazil NTN:
0.000%, 01/01/15	BRL	5,220	2,237,829
0.000%, 01/01/16	BRL	5,395	2,076,805
0.000%, 01/01/17	BRL	23,550	8,088,612
6.000%, 05/15/19	BRL	2,640	2,963,086
Brazil NTN-B,
6.000%, 08/15/50	BRL	3,538	3,831,913
Brazil NTN-F:
10.000%, 01/01/23	BRL	2,635	1,067,291
10.000%, 01/01/25	BRL	7,360	2,755,539
			23,021,075
Description	Security Currency	Principal Amount (000)	Value

Chile | 0.1%
Republic of Chile, 6.000%, 01/01/18	CLP	205,000	$379,842

Colombia | 2.3%
Colombian Titulos De Tesoreria, 7.000%, 05/04/22	COP	1,636,100	894,082
Republic of Colombia:
12.000%, 10/22/15	COP	7,852,000	4,561,896
7.750%, 04/14/21	COP	1,151,000	707,643
9.850%, 06/28/27	COP	731,000	509,734
			6,673,355
Congo | 0.8%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	2,439	2,214,910

Costa Rica | 0.4%
Costa Rica Government Bonds:
4.250%, 01/26/23	USD	675	648,000
4.375%, 04/30/25	USD	675	630,450
			1,278,450
Ecuador | 0.8%
Republic of Ecuador:
9.375%, 12/15/15	USD	1,450	1,542,437
7.950%, 06/20/24 (c)	USD	670	685,075
			2,227,512
Gabon | 0.7%
Gabonese Republic:
8.200%, 12/12/17	USD	525	599,739
6.375%, 12/12/24	USD	200	218,468
6.375%, 12/12/24 (c)	USD	1,100	1,201,574
			2,019,781
Georgia | 0.6%
Republic of Georgia, 6.875%, 04/12/21	USD	1,575	1,783,688

Guatemala | 0.2%
Republic of Guatemala, 5.750%, 06/06/22	USD	390	419,640

Honduras | 0.6%
Honduras Government Bond, 7.500%, 03/15/24	USD	1,700	1,759,500

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Hungary | 3.7%
Hungary:
6.375%, 03/29/21	USD	1	$1,140
7.000%, 06/24/22	HUF	369,720	1,951,602
6.750%, 10/22/28	HUF	112,000	591,698
Hungary Government Bonds:
8.000%, 02/12/15	HUF	40,540	185,355
7.750%, 08/24/15	HUF	414,930	1,948,089
6.750%, 02/24/17	HUF	764,000	3,724,447
6.750%, 11/24/17	HUF	89,120	443,044
6.500%, 06/24/19	HUF	114,540	578,935
7.500%, 11/12/20	HUF	224,800	1,201,437
			10,625,747
Indonesia | 4.8%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	75,325,000	6,376,098
7.000%, 05/15/22	IDR	28,590,000	2,242,826
8.375%, 03/15/24	IDR	4,817,000	411,812
7.000%, 05/15/27	IDR	13,980,000	1,037,739
6.125%, 05/15/28	IDR	44,330,000	2,954,087
6.625%, 05/15/33	IDR	4,000,000	270,772
Indonesia Treasury Bond,
9.000%, 03/15/29	IDR	4,825,000	417,599
			13,710,933
Iraq | 2.1%
Republic of Iraq, 5.800%, 01/15/28	USD	6,819	6,137,100

Ivory Coast | 3.0%
Ivory Coast, 5.750%, 12/31/32	USD	8,775	8,500,781

Kenya | 0.2%
Republic of Kenya, 6.875%, 06/24/24 (c)	USD	520	540,800

Lebanon | 0.7%
Lebanese Republic:
6.100%, 10/04/22	USD	445	452,788
6.000%, 01/27/23	USD	780	785,031
6.600%, 11/27/26	USD	870	884,355
			2,122,174
Description	Security Currency	Principal Amount (000)	Value

Malaysia | 4.8%
Bank Negara
Monetary Notes:
0.000%, 09/23/14	MYR	2,940	$909,422
0.000%, 12/04/14	MYR	9,000	2,766,913
Malaysia Government Bonds:
3.197%, 10/15/15	MYR	2,000	623,203
3.260%, 03/01/18	MYR	10,000	3,073,631
3.580%, 09/28/18	MYR	9,000	2,794,129
5.734%, 07/30/19	MYR	4,820	1,642,143
4.160%, 07/15/21	MYR	1,365	430,501
3.418%, 08/15/22	MYR	1,470	440,106
4.392%, 04/15/26	MYR	3,065	974,239
			13,654,287
Mexico | 5.8%
Mexican Bonos:
9.500%, 12/18/14	MXN	81,770	6,486,557
8.000%, 06/11/20	MXN	2,700	239,271
7.750%, 05/29/31	MXN	4,440	391,428
10.000%, 11/20/36	MXN	25,410	2,725,489
8.500%, 11/18/38	MXN	6,700	629,428
7.750%, 11/13/42	MXN	33,456	2,920,243
Mexican Udibonos:
5.000%, 06/16/16	MXN	32,377	2,738,805
4.000%, 11/15/40	MXN	5,439	473,817
			16,605,038
Mozambique | 1.0%
Republic of Mozambique, 6.305%, 09/11/20	USD	2,862	2,890,620

Namibia | 0.1%
Republic of Namibia, 5.500%, 11/03/21	USD	184	197,106

Nigeria | 1.1%
Nigeria Government Bonds:
15.100%, 04/27/17	NGN	36,000	239,867
16.000%, 06/29/19	NGN	142,000	1,018,409
16.390%, 01/27/22	NGN	88,857	660,563
Nigeria Treasury Bills:
0.000%, 08/07/14	NGN	37,200	225,950
0.000%, 08/14/14	NGN	34,900	211,589
0.000%, 10/09/14	NGN	8,150	48,604
0.000%, 11/20/14	NGN	26,000	153,024
Republic of Nigeria, 6.375%, 07/12/23 (c)	USD	525	566,344
			3,124,350

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Pakistan | 1.2%
Islamic Republic of Pakistan, 8.250%, 04/15/24 (c)	USD	3,450	$3,557,812

Paraguay | 0.3%
Republic of Paraguay, 4.625%, 01/25/23	USD	855	868,680

Peru | 0.7%
Republic of Peru:
7.840%, 08/12/20	PEN	4,140	1,699,064
6.900%, 08/12/37	PEN	560	208,980
			1,908,044
Philippines | 0.1%
Philippine Government Bonds:
3.250%, 08/15/23	PHP	3,450	74,469
6.125%, 10/24/37	PHP	1,220	31,413
Republic of Philippines, 6.250%, 01/14/36	PHP	11,000	272,165
			378,047
Poland | 4.2%
Poland Government Bonds:
6.250%, 10/24/15	PLN	4,810	1,661,302
5.250%, 10/25/17	PLN	760	270,126
5.500%, 10/25/19	PLN	21,543	7,942,159
5.750%, 09/23/22	PLN	2,410	927,686
2.750%, 08/25/23	PLN	3,422	1,207,789
			12,009,062
Romania | 1.2%
Romania Government Bonds:
5.800%, 10/26/15	RON	2,880	937,670
6.750%, 06/11/17	RON	2,580	890,056
5.900%, 07/26/17	RON	3,560	1,205,504
5.750%, 04/29/20	RON	1,230	424,214
5.950%, 06/11/21	RON	310	108,552
4.375%, 08/22/23	USD	1	1,025
			3,567,021
Russia | 5.1%
Russia Foreign Bond, 7.850%, 03/10/18	RUB	100,000	2,929,831
Russia Government Bonds - OFZ:
7.500%, 02/27/19	RUB	120,090	3,455,481
6.800%, 12/11/19	RUB	130,371	3,628,516
Description	Security Currency	Principal Amount (000)	Value

7.600%, 04/14/21	RUB	9,975	$285,965
7.600%, 07/20/22	RUB	46,930	1,333,655
7.000%, 01/25/23	RUB	40,300	1,106,693
8.150%, 02/03/27	RUB	35,000	1,013,480
7.050%, 01/19/28	RUB	28,300	744,671
			14,498,292
Rwanda | 0.5%
Republic of Rwanda, 6.625%, 05/02/23	USD	1,325	1,371,110

Senegal | 0.3%
Republic of Senegal, 8.750%, 05/13/21	USD	650	750,802

Slovenia | 0.9%
Republic of Slovenia:
5.850%, 05/10/23	USD	1,450	1,627,625
5.250%, 02/18/24	USD	1,000	1,075,000
			2,702,625
South Africa | 4.9%
Republic of South Africa:
8.000%, 12/21/18	ZAR	68,885	6,581,961
7.250%, 01/15/20	ZAR	20,059	1,840,071
7.750%, 02/28/23	ZAR	9,600	879,959
10.500%, 12/21/26	ZAR	7,735	848,290
7.000%, 02/28/31	ZAR	44,399	3,516,325
6.500%, 02/28/41	ZAR	4,600	322,536
			13,989,142

Thailand | 2.5%
Thailand Government Bonds:
3.625%, 05/22/15	THB	22,085	689,131
3.875%, 06/13/19	THB	130,000	4,136,339
1.200%, 07/14/21	THB	74,074	2,198,123
3.580%, 12/17/27	THB	8,700	258,364
			7,281,957
Turkey | 3.6%
Turkey Government Bonds:
7.500%, 09/24/14	TRY	2,370	1,116,762
9.000%, 01/27/16	TRY	5,516	2,636,151
9.000%, 03/08/17	TRY	5,025	2,418,077
6.300%, 02/14/18	TRY	5,640	2,502,407
3.000%, 07/21/21	TRY	3,000	1,517,787
			10,191,184

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Ukraine | 0.8%
Ukraine Government Bonds:
6.580%, 11/21/16	USD	875	$844,375
7.750%, 09/23/20	USD	175	166,950
7.800%, 11/28/22	USD	1,000	945,000
7.500%, 04/17/23	USD	200	189,500
			2,145,825
Venezuela | 0.7%
Republic of Venezuela:
8.250%, 10/13/24	USD	1,145	918,862
7.650%, 04/21/25	USD	401	308,770
9.250%, 05/07/28	USD	475	399,000
9.375%, 01/13/34	USD	290	244,325
7.000%, 03/31/38	USD	360	252,900
			2,123,857
Zambia | 0.1%
Republic of Zambia, 8.500%, 04/14/24	USD	300	332,265

Total Foreign Government Obligations (Identified cost $216,824,073)			217,209,758

Quasi Government Bonds | 2.9%

Colombia | 0.4%
Emgesa SA ESP, 8.750%, 01/25/21	COP	1,000,000	577,827
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21	COP	1,170,000	660,098
			1,237,925
Description	Security Currency	Principal Amount (000)	Value

Russia | 0.3%
Russian Agricultural Bank OJSC:
8.700%, 03/17/16	RUB	15,000	$432,022
8.625%, 02/17/17	RUB	14,000	398,264
			830,286
South Africa | 0.3%
Eskom Holdings, Ltd., 7.850%, 04/02/26	ZAR	9,000	779,853

Venezuela | 1.9%
Petroleos de Venezuela SA:
4.900%, 10/28/14	USD	1,333	1,330,232
5.250%, 04/12/17	USD	2,070	1,748,115
6.000%, 11/15/26	USD	1,802	1,162,107
5.375%, 04/12/27	USD	940	581,860
5.500%, 04/12/37	USD	1,270	760,730
			5,583,044
Total Quasi Government Bonds (Identified cost $8,441,054)			8,431,108

Description	Shares	Value

Short-Term Investment | 5.6%
State Street Institutional Treasury Money Market Fund (Identified cost $16,003,844)	16,003,844	$16,003,844

Total Investments | 99.0% (Identified cost $283,389,330) (d), (f)		$284,047,377

Cash and Other Assets in Excess of Liabilities | 1.0%		2,830,401

Net Assets | 100.0%		$286,877,778

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	BRC	07/02/14	3,446,353	$1,566,524	$1,559,789	$—	$6,735
BRL	HSB	07/02/14	1,440,640	640,000	652,021	12,021	—
BRL	HSB	07/02/14	5,175,913	2,352,688	2,342,572	—	10,116
BRL	JPM	07/02/14	3,110,625	1,412,316	1,407,842	—	4,474
BRL	SCB	07/02/14	667,000	302,838	301,879	—	959
BRL	UBS	07/02/14	1,209,330	540,000	547,332	7,332	—
BRL	UBS	07/02/14	3,658,372	1,662,896	1,655,746	—	7,150
CLP	SCB	07/23/14	881,624,000	1,595,410	1,590,717	—	4,693
COP	JPM	07/10/14	2,876,931,960	1,523,073	1,531,866	8,793	—
COP	SCB	07/10/14	904,800,000	480,000	481,774	1,774	—
COP	UBS	07/10/14	904,800,000	480,000	481,774	1,774	—
CZK	JPM	07/09/14	79,063,570	3,914,512	3,944,884	30,372	—
EUR	HSB	07/09/14	794,683	1,075,000	1,088,189	13,189	—
EUR	JPM	07/09/14	741,591	1,004,863	1,015,487	10,624	—
EUR	SCB	07/09/14	741,591	1,004,644	1,015,487	10,843	—
EUR	UBS	07/09/14	293,095	400,000	401,346	1,346	—
EUR	UBS	07/09/14	741,591	1,004,714	1,015,487	10,773	—
EUR	UBS	07/09/14	794,680	1,075,000	1,088,185	13,185	—
HUF	BRC	07/09/14	161,363,800	725,809	713,243	—	12,566
HUF	JPM	07/09/14	82,201,500	369,740	363,339	—	6,401
IDR	JPM	07/02/14	4,593,050,000	385,000	387,436	2,436	—
IDR	JPM	07/02/14	6,873,826,000	574,302	579,825	5,523	—
IDR	SCB	07/02/14	4,591,125,000	385,000	387,273	2,273	—
IDR	SCB	08/08/14	4,591,125,000	380,060	384,739	4,679	—
IDR	UBS	07/02/14	8,737,500,000	750,000	737,031	—	12,969
IDR	UBS	07/02/14	19,647,766,000	1,632,145	1,657,340	25,195	—
INR	BRC	07/09/14	85,149,900	1,430,850	1,413,413	—	17,437
INR	BRC	08/08/14	85,149,900	1,407,436	1,403,514	—	3,922
INR	HSB	07/09/14	28,908,320	487,000	479,853	—	7,147
INR	HSB	07/09/14	36,834,200	620,000	611,415	—	8,585
INR	SCB	07/09/14	36,834,200	620,000	611,415	—	8,585
INR	SCB	07/09/14	51,240,625	863,000	850,549	—	12,451
INR	SCB	08/08/14	88,074,825	1,456,746	1,451,726	—	5,020
INR	UBS	08/08/14	65,742,520	1,087,192	1,083,625	—	3,567
MXN	BRC	08/08/14	4,039,429	310,453	310,560	107	—
MXN	BRC	08/08/14	4,039,429	310,453	310,560	107	—
MXN	UBS	07/09/14	13,427,291	1,031,076	1,034,471	3,395	—
MYR	CIT	07/03/14	2,030,490	629,999	632,308	2,309	—
MYR	CIT	08/08/14	2,030,490	631,567	630,625	—	942
MYR	JPM	07/03/14	2,030,490	629,999	632,308	2,309	—
MYR	JPM	07/09/14	2,115,960	660,000	658,637	—	1,363
MYR	JPM	08/08/14	2,030,490	631,273	630,625	—	648

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
MYR	JPM	08/08/14	2,115,960	$657,457	$657,170	$—	$287
MYR	SCB	07/07/14	2,858,875	881,770	890,014	8,244	—
MYR	SCB	07/09/14	1,428,909	440,885	444,778	3,893	—
MYR	SCB	07/09/14	2,858,875	886,418	889,885	3,467	—
MYR	SCB	08/08/14	4,287,784	1,332,769	1,331,691	—	1,078
MYR	UBS	07/09/14	2,115,960	660,000	658,637	—	1,363
MYR	UBS	07/18/14	4,209,220	1,308,166	1,309,353	1,187	—
MYR	UBS	08/08/14	2,115,960	657,692	657,170	—	522
PEN	JPM	08/08/14	619,410	220,000	220,460	460	—
PHP	BRC	07/03/14	14,931,000	339,572	342,048	2,476	—
PHP	BRC	09/08/14	14,931,000	341,748	341,615	—	133
PHP	JPM	07/03/14	44,806,500	1,019,836	1,026,455	6,619	—
PHP	JPM	08/08/14	44,806,500	1,025,789	1,025,738	—	51
PHP	SCB	07/03/14	16,651,600	379,092	381,465	2,373	—
PHP	UBS	09/08/14	16,651,600	380,935	380,983	48	—
PLN	HSB	07/09/14	4,750,547	1,571,299	1,563,565	—	7,734
PLN	HSB	07/09/14	4,750,547	1,569,998	1,563,565	—	6,433
PLN	JPM	07/09/14	4,750,547	1,570,532	1,563,565	—	6,967
RSD	CIT	07/09/14	260,415,500	3,061,371	3,074,999	13,628	—
RUB	JPM	07/09/14	3,741,000	107,500	109,942	2,442	—
RUB	JPM	07/09/14	3,752,825	107,500	110,289	2,789	—
THB	BRC	07/09/14	26,979,150	831,920	831,049	—	871
THB	BRC	08/08/14	26,979,150	830,128	829,902	—	226
THB	CIT	07/09/14	1,637,250	50,455	50,433	—	22
THB	JPM	07/09/14	41,907,910	1,291,063	1,290,904	—	159
THB	JPM	08/08/14	41,907,910	1,289,751	1,289,122	—	629
THB	SCB	07/09/14	978,150	30,133	30,130	—	3
THB	SCB	08/08/14	978,150	30,106	30,089	—	17
TRY	CIT	07/09/14	3,906,854	1,861,825	1,840,990	—	20,835
TRY	HSB	07/09/14	1,437,485	670,000	677,373	7,373	—
TRY	HSB	07/09/14	3,906,854	1,862,003	1,840,990	—	21,013
TRY	HSB	07/09/14	3,906,854	1,860,495	1,840,990	—	19,505
TRY	JPM	07/09/14	3,906,854	1,862,180	1,840,990	—	21,190
ZAR	HSB	07/09/14	4,711,256	440,000	442,481	2,481	—
ZAR	JPM	07/09/14	4,710,860	440,000	442,444	2,444	—
ZAR	UBS	07/09/14	20,090,001	1,860,633	1,886,851	26,218	—
Total Forward Currency Purchase Contracts				$73,774,599	$73,786,332	$256,501	$244,768

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	BRC	07/02/14	852,720	$380,000	$385,933	$—	$5,933
BRL	BRC	07/02/14	2,593,633	1,151,267	1,173,855	—	22,588
BRL	BRC	08/04/14	3,446,353	1,552,096	1,545,207	6,889	—
BRL	HSB	07/02/14	251,900	110,000	114,008	—	4,008
BRL	HSB	07/02/14	6,364,653	2,827,666	2,880,585	—	52,919
BRL	HSB	08/04/14	5,175,913	2,331,020	2,320,673	10,347	—
BRL	JPM	07/02/14	933,945	413,552	422,695	—	9,143
BRL	JPM	07/02/14	2,176,680	970,000	985,146	—	15,146
BRL	SCB	07/02/14	667,000	290,000	301,878	—	11,878
BRL	UBS	07/02/14	422,845	187,203	191,376	—	4,173
BRL	UBS	07/02/14	667,232	290,000	301,983	—	11,983
BRL	UBS	07/02/14	3,777,625	1,715,153	1,709,719	5,434	—
BRL	UBS	08/04/14	3,658,372	1,647,581	1,640,268	7,313	—
CLP	SCB	07/23/14	395,500,000	704,112	713,602	—	9,490
CLP	UBS	07/23/14	486,124,000	866,732	877,115	—	10,383
CZK	UBS	07/09/14	79,063,570	3,912,973	3,944,885	—	31,912
EUR	BRC	07/09/14	530,000	725,809	725,748	61	—
EUR	CIT	07/09/14	2,249,616	3,061,371	3,080,481	—	19,110
EUR	JPM	07/09/14	270,000	369,740	369,721	19	—
EUR	JPM	07/09/14	2,881,640	3,914,513	3,945,935	—	31,422
EUR	UBS	07/09/14	681,748	930,000	933,543	—	3,543
EUR	UBS	07/09/14	776,085	1,060,000	1,062,721	—	2,721
HUF	HSB	07/09/14	68,672,599	306,666	303,539	3,127	—
HUF	JPM	07/09/14	68,672,598	306,478	303,539	2,939	—
HUF	JPM	07/09/14	671,480,572	3,002,507	2,968,006	34,501	—
IDR	JPM	07/02/14	11,466,876,000	973,006	967,261	5,745	—
IDR	JPM	07/23/14	2,769,600,000	230,973	232,767	—	1,794
IDR	SCB	07/02/14	4,591,125,000	381,322	387,273	—	5,951
IDR	UBS	07/02/14	6,873,826,000	574,302	579,825	—	5,523
IDR	UBS	07/02/14	21,511,440,000	1,818,073	1,814,546	3,527	—
IDR	UBS	07/23/14	2,766,000,000	231,426	232,465	—	1,039
IDR	UBS	08/08/14	19,647,766,000	1,626,067	1,646,495	—	20,428
INR	BRC	07/09/14	85,149,900	1,413,511	1,413,413	98	—
INR	SCB	07/09/14	88,074,825	1,463,037	1,461,964	1,073	—
INR	UBS	07/09/14	65,742,520	1,091,887	1,091,268	619	—
MXN	BRC	07/09/14	4,039,429	310,948	311,208	—	260
MXN	BRC	07/09/14	4,039,429	311,103	311,207	—	104
MXN	HSB	07/09/14	2,347,056	180,000	180,823	—	823
MXN	JPM	07/09/14	2,347,056	180,000	180,823	—	823
MXN	SCB	07/09/14	2,346,930	180,000	180,813	—	813
MXN	UBS	07/09/14	2,346,820	180,000	180,805	—	805
MYR	CIT	07/03/14	2,030,490	632,551	632,308	243	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at June 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
MYR	JPM	07/03/14	2,030,490	$632,236	$632,308	$—	$72
MYR	JPM	07/09/14	2,115,960	658,357	658,637	—	280
MYR	SCB	07/07/14	2,858,875	886,473	890,015	—	3,542
MYR	SCB	07/09/14	4,287,784	1,334,511	1,334,663	—	152
MYR	UBS	07/09/14	2,115,960	658,541	658,637	—	96
PEN	CIT	08/08/14	1,389,671	493,491	494,611	—	1,120
PEN	HSB	08/08/14	1,389,671	493,491	494,611	—	1,120
PEN	JPM	08/08/14	2,779,342	987,052	989,222	—	2,170
PHP	BRC	07/03/14	14,931,000	341,749	342,049	—	300
PHP	JPM	07/03/14	44,806,500	1,025,790	1,026,455	—	665
PHP	UBS	07/03/14	16,651,600	380,956	381,465	—	509
RON	UBS	07/09/14	2,511,617	778,290	784,101	—	5,811
RUB	JPM	07/09/14	89,095,172	2,579,926	2,618,356	—	38,430
THB	BRC	07/09/14	26,979,150	831,150	831,048	102	—
THB	CIT	07/09/14	1,637,250	50,470	50,433	37	—
THB	CIT	08/08/14	1,637,250	50,392	50,363	29	—
THB	JPM	07/09/14	41,907,910	1,291,063	1,290,904	159	—
THB	SCB	07/09/14	978,150	30,143	30,130	13	—
TRY	HSB	07/09/14	1,911,862	910,584	900,909	9,675	—
TRY	JPM	07/09/14	1,911,862	910,386	900,909	9,477	—
ZAR	HSB	07/09/14	4,124,559	383,487	387,378	—	3,891
ZAR	JPM	07/09/14	4,124,559	383,419	387,378	—	3,959
ZAR	JPM	07/09/14	29,344,572	2,750,581	2,756,040	—	5,459
ZAR	SCB	07/09/14	29,344,572	2,748,056	2,756,040	—	7,984
Total Forward Currency Sale Contracts				$66,395,239	$66,654,087	101,427	360,275
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$357,928	$605,043

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 38.6%

Brazil | 4.7%
Brazil NTN-B, 6.000%, 08/15/16	BRL	220	$247,696

Hungary | 2.0%
Hungary Treasury Bill, 0.000%, 10/15/14	HUF	24,000	105,408

Malaysia | 5.2%
Bank Negara Monetary Note, 0.000%, 12/23/14	MYR	895	274,648

Mexico | 8.3%
Mexico Cetes, 0.000%, 07/31/14	MXN	57,300	440,633

Poland | 4.3%
Poland Government Bond, 0.000%, 07/25/14	PLN	700	230,152

Romania | 2.7%
Romania Treasury Bill, 0.000%, 11/05/14	RON	470	145,643

Russia | 8.2%
Russia Government Bonds - OFZ:
7.500%, 03/15/18	RUB	13,028	377,323
7.600%, 04/14/21	RUB	2,025	58,053
			435,376
South Africa | 3.2%
Republic of South Africa:
8.750%, 12/21/14	ZAR	1,111	105,770
2.750%, 01/31/22	ZAR	647	65,835
			171,605
Total Foreign Government Obligations (Identified cost $2,036,433)			2,051,161
Description	Security Currency	Principal Amount (000)	Value

US Treasury Securities | 23.6%

United States | 23.6%
US Treasury Notes:
2.625%, 07/31/14	USD	250	$250,527
2.375%, 08/31/14	USD	250	250,947
2.375%, 09/30/14	USD	250	251,426
2.125%, 11/30/14	USD	500	504,239
			1,257,139

Total US Treasury Securities (Identified cost $1,257,252)			1,257,139

Description	Shares	Value

Short-Term Investment | 30.3%
State Street Institutional Treasury Money Market Fund (Identified cost $1,611,700)	1,611,700	$1,611,700

Total Investments | 92.5% (Identified cost $4,905,385) (d), (f)		$4,920,000

Cash and Other Assets in Excess of Liabilities | 7.5%		400,563

Net Assets | 100.0%		$5,320,563

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	CIT	07/02/14	42,760	$19,000	$19,353	$353	$—
BRL	CIT	09/03/14	47,307	21,000	21,033	33	—
CLP	CIT	07/28/14	61,477,350	111,000	110,866	—	134
CNH	HSB	07/21/14	702,295	113,000	112,996	—	4
CNH	HSB	07/21/14	1,535,655	246,207	247,081	874	—
CNH	HSB	08/11/14	674,838	108,000	108,419	419	—
CNH	HSB	09/03/14	420,827	67,000	67,512	512	—
CNY	BRC	07/10/14	1,894,293	306,000	305,827	—	173
COP	UBS	08/22/14	210,827,800	109,000	111,990	2,990	—
CZK	JPM	07/07/14	1,057,662	52,304	52,771	467	—
CZK	JPM	08/04/14	1,057,399	52,290	52,776	486	—
CZK	JPM	09/19/14	3,371,676	166,793	168,355	1,562	—
EUR	JPM	08/05/14	19,500	26,573	26,705	132	—
EUR	JPM	08/05/14	39,000	53,184	53,409	225	—
EUR	UBS	08/05/14	85,000	115,654	116,406	752	—
HUF	JPM	07/14/14	11,604,060	51,462	51,281	—	181
IDR	SCB	07/07/14	1,764,905,000	149,000	148,770	—	230
IDR	SCB	12/04/14	643,950,000	53,000	53,036	36	—
ILS	JPM	07/14/14	169,224	48,934	49,310	376	—
INR	JPM	08/25/14	365,460	6,000	6,033	33	—
INR	JPM	11/21/14	24,538,670	403,000	399,110	—	3,890
KRW	BRC	07/23/14	262,293,000	255,000	259,055	4,055	—
KRW	CIT	09/24/14	142,527,820	139,000	140,400	1,400	—
MXN	CIT	07/30/14	168,553	13,000	12,967	—	33
MXN	JPM	07/16/14	364,353	28,000	28,057	57	—
MYR	HSB	07/21/14	889,873	275,000	277,058	2,058	—
PEN	JPM	09/16/14	127,040	45,000	45,032	32	—
PHP	SCB	09/16/14	5,167,220	118,000	118,409	409	—
PLN	BNP	07/21/14	42,955	14,000	14,127	127	—
RUB	BRC	07/30/14	203,745	6,000	5,960	—	40
RUB	BRC	07/30/14	1,294,242	38,000	37,863	—	137
SGD	HSB	07/14/14	18,842	15,000	15,111	111	—
SGD	HSB	07/14/14	386,602	310,279	310,051	—	228
THB	SCB	07/23/14	6,635,916	204,000	204,276	276	—
TRY	JPM	07/21/14	548,526	254,000	257,830	3,830	—
TWD	HSB	07/14/14	7,378,770	246,000	247,183	1,183	—
Total Forward Currency Purchase Contracts				$4,238,680	$4,256,418	$22,788	$5,050

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard Emerging Markets Income Portfolio (concluded)

Forward Currency Contracts open at June 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	CIT	07/02/14	42,760	$19,318	$19,353	$—	$35
CLP	UBS	07/09/14	14,471,600	26,000	26,149	—	149
CNY	HSB	07/10/14	654,953	106,401	105,740	661	—
CNY	HSB	07/10/14	1,239,341	201,339	200,087	1,252	—
COP	CIT	07/09/14	47,125,000	25,000	25,093	—	93
COP	UBS	07/09/14	47,150,000	25,000	25,107	—	107
EUR	BRC	08/05/14	2,000	2,728	2,739	—	11
EUR	JPM	07/07/14	38,500	52,303	52,719	—	416
EUR	JPM	07/14/14	38,000	51,462	52,036	—	574
EUR	JPM	08/04/14	38,500	52,291	52,725	—	434
EUR	JPM	08/05/14	6,000	8,189	8,217	—	28
EUR	JPM	09/19/14	123,000	166,793	168,474	—	1,681
HUF	JPM	07/14/14	10,132,000	45,277	44,776	501	—
JPY	CIT	09/12/14	613,219	6,000	6,056	—	56
JPY	SCB	07/23/14	7,502,971	74,000	74,075	—	75
MYR	JPM	07/14/14	858,116	266,000	267,197	—	1,197
PLN	JPM	08/11/14	89,000	29,000	29,231	—	231
RON	JPM	09/10/14	146,000	44,829	45,459	—	630
ZAR	BRC	07/07/14	351,358	33,255	33,010	245	—
ZAR	BRC	07/07/14	352,009	32,837	33,072	—	235
ZAR	BRC	07/07/14	499,502	47,000	46,929	71	—
Total Forward Currency Sale Contracts				$1,315,022	$1,318,244	2,730	5,952
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$25,518	$11,002

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 23.0%

Argentina | 1.0%
Mastellone Hermanos SA, 12.625%, 07/03/21 (c)	USD	750	$758,437
YPF Sociedad Anonima, 8.750%, 04/04/24 (c)	USD	725	757,553
			1,515,990
Brazil | 2.3%
Banco do Brasil SA, 9.000%, 06/18/24 (c)	USD	1,550	1,536,371
JBS Investments GmbH, 7.250%, 04/03/24 (c)	USD	350	362,250
Marfrig Holding Europe BV, 6.875%, 06/24/19 (c)	USD	200	202,300
OAS Finance, Ltd., 8.000%, 07/02/21 (c)	USD	300	303,000
Odebrecht Offshore Drilling Finance, Ltd.:
6.625%, 10/01/23	USD	272	289,624
6.625%, 10/01/23 (c)	USD	445	473,930
Petrobras Global Finance BV, 6.250%, 03/17/24	USD	375	399,150
			3,566,625
Bulgaria | 0.6%
ContourGlobal Power Holdings SA, 7.125%, 06/01/19 (c)	USD	925	923,150

Chile | 0.6%
GeoPark Latin America, Ltd. Agencia en Chile, 7.500%, 02/11/20	USD	675	730,687
VTR Finance BV, 6.875%, 01/15/24 (c)	USD	200	214,748
			945,435
China | 1.8%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	50	51,125
8.000%, 04/15/21 (c)	USD	400	409,000
Country Garden Holdings Co., Ltd., 7.250%, 04/04/21	USD	400	390,000
Kaisa Group Holdings, Ltd., 8.875%, 03/19/18	USD	425	436,688
Description	Security Currency	Principal Amount (000)	Value

Maoye International Holdings, Ltd., 7.750%, 05/19/17 (c)	USD	825	$847,192
MIE Holdings Corp., 7.500%, 04/25/19 (c)	USD	675	714,366
			2,848,371
Colombia | 0.7%
Millicom International Cellular SA, 4.750%, 05/22/20	USD	400	400,000
Pacific Rubiales Energy Corp.:
7.250%, 12/12/21	USD	125	138,750
5.125%, 03/28/23	USD	550	545,875
			1,084,625
Georgia | 0.7%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	950	1,016,500

Guatemala | 1.0%
Comcel Trust, 6.875%, 02/06/24 (c)	USD	700	756,000
Industrial Senior Trust, 5.500%, 11/01/22	USD	750	750,000
			1,506,000
India | 0.4%
Vedanta Resources PLC:
9.500%, 07/18/18	USD	100	115,250
7.125%, 05/31/23	USD	525	553,875
			669,125
Indonesia | 1.2%
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	750	727,500
PT Gajah Tunggal Tbk, 7.750%, 02/06/18	USD	650	663,000
Star Energy Geothermal (Wayang Windu), Ltd., 6.125%, 03/27/20	USD	375	382,950
			1,773,450
Iraq | 1.0%
Genel Energy Finance, Ltd., 7.500%, 05/14/19	USD	1,000	990,000
Gulf Keystone Petroleum, Ltd., 13.000%, 04/18/17 (c)	USD	600	556,500
			1,546,500
Kazakhstan | 1.1%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 01/28/21	USD	675	732,375

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Nostrum Oil & Gas Finance BV:
6.375%, 02/14/19	USD	200	$209,000
6.375%, 02/14/19 (c)	USD	450	470,250
Zhaikmunai LP, 7.125%, 11/13/19	USD	200	217,500
			1,629,125
Macau | 0.5%
MCE Finance, Ltd., 5.000%, 02/15/21	USD	825	833,250

Mexico | 1.5%
America Movil SAB de CV, 6.000%, 06/09/19	MXN	6,610	518,162
Credito Real SAB de CV:
7.500%, 03/13/19	USD	200	216,000
7.500%, 03/13/19 (c)	USD	700	756,000
Empresas ICA SAB de CV, 8.875%, 05/29/24 (c)	USD	775	796,700
			2,286,862
Nigeria | 1.8%
Afren PLC:
6.625%, 12/09/20	USD	525	542,062
6.625%, 12/09/20 (c)	USD	225	232,313
Diamond Bank PLC, 8.750%, 05/21/19 (c)	USD	850	838,312
FBN Finance Co. BV:
8.250%, 08/07/20	USD	900	933,750
8.250%, 08/07/20 (c)	USD	200	207,500
			2,753,937
Panama | 0.5%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings, Ltd.:
8.375%, 05/10/20	USD	225	240,683
8.375%, 05/10/20 (c)	USD	500	534,850
			775,533
Paraguay | 0.3%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	400	430,000

Peru | 0.4%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	625	665,625
Description	Security Currency	Principal Amount (000)	Value

Russia | 2.0%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	200	$183,500
ALROSA Finance SA, 7.750%, 11/03/20	USD	675	746,752
EDC Finance, Ltd., 4.875%, 04/17/20	USD	700	684,250
Metalloinvest Finance, Ltd., 5.625%, 04/17/20	USD	975	945,750
Sberbank of Russia,
5.500%, 02/26/24	USD	225	218,813
5.500%, 02/26/24 (c)	USD	300	291,750
			3,070,815
Singapore | 1.9%
Alam Synergy Pte, Ltd., 9.000%, 01/29/19	USD	300	320,250
Deep Drilling 7 and 8 Pte, Ltd., 14.250%, 03/05/15	USD	350	371,000
Oro Negro Drilling Pte, Ltd., 7.500%, 01/24/19 (c)	USD	1,075	1,093,812
Ottawa Holdings Pte, Ltd., 5.875%, 05/16/18	USD	400	352,480
Pacnet, Ltd.:
9.000%, 12/12/18	USD	550	595,375
9.000%, 12/12/18 (c)	USD	200	216,500
			2,949,417
Thailand | 0.5%
PTT Exploration & Production Public Co., Ltd, 4.875%, 06/18/19 (c)	USD	825	831,287

Trinidad and Tobago | 0.6%
Petroleum Co. of Trinidad and Tobago Ltd.:
9.750%, 08/14/19	USD	200	251,500
6.000%, 05/08/22	USD	583	622,708
			874,208
Turkey | 0.4%
Turk Telekomunikasyon AS, 4.875%, 06/19/24 (c)	USD	675	654,818

Vietnam | 0.2%
Vingroup JSC, 11.625%, 05/07/18	USD	250	280,000

Total Corporate Bonds (Identified cost $34,926,485)			35,430,648

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Foreign Government Obligations | 39.8%

Angola | 2.3%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	3,225	$3,515,895

Argentina | 2.9%
Republic of Argentina:
8.750%, 06/02/17	USD	1,630	1,487,375
8.280%, 12/31/33	USD	2,173	1,823,280
2.500%, 12/31/38 (e)	USD	2,500	1,198,750
			4,509,405
Belarus | 1.0%
Republic of Belarus, 8.950%, 01/26/18	USD	1,370	1,479,600

Bolivia | 1.3%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	1,230	1,233,690
5.950%, 08/22/23	USD	450	474,750
5.950%, 08/22/23 (c)	USD	200	211,000
			1,919,440
Brazil | 5.0%
Brazil NTN, 0.000%, 01/01/15	BRL	3,600	1,543,330
Brazil NTN-B:
6.000%, 08/15/22	BRL	2,670	3,037,206
6.000%, 08/15/50	BRL	2,000	2,165,931
Brazil NTN-F, 10.000%, 01/01/25	BRL	2,547	1,008,725
			7,755,192
Colombia | 0.9%
Republic of Colombia:
12.000%, 10/22/15	COP	2,082,000	1,209,612
7.750%, 04/14/21	COP	320,000	196,738
			1,406,350
Congo | 1.2%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	1,942	1,763,413
Description	Security Currency	Principal Amount (000)	Value

Costa Rica | 1.5%
Republic of Costa Rica, 7.000%, 04/04/44 (c)	USD	2,210	$2,298,400

Ecuador | 3.5%
Republic of Ecuador:
9.375%, 12/15/15	USD	1,675	1,781,781
7.950%, 06/20/24 (c)	USD	3,570	3,650,325
			5,432,106
Georgia | 0.7%
Republic of Georgia, 6.875%, 04/12/21	USD	950	1,075,875

Honduras | 0.5%
Honduras Government Bond, 7.500%, 03/15/24	USD	725	750,375

Hungary | 0.5%
Hungary, 7.625%, 03/29/41	USD	560	717,147

Indonesia | 0.5%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	9,000,000	761,831

Iraq | 3.0%
Republic of Iraq, 5.800%, 01/15/28	USD	5,097	4,587,300

Ivory Coast | 3.3%
Ivory Coast, 5.750%, 12/31/32	USD	5,200	5,037,500

Kenya | 0.7%
Kenya Infrastructure Bond, 6.000%, 08/19/19	KES	17,850	176,322
Republic of Kenya, 6.875%, 06/24/24 (c)	USD	790	821,600
			997,922
Mexico | 0.4%
Mexican Bonos, 9.500%, 12/18/14	MXN	8,440	669,519

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Mozambique | 1.5%
Republic of Mozambique, 6.305%, 09/11/20	USD	2,300	$2,323,000

Pakistan | 2.0%
Islamic Republic of Pakistan, 8.250%, 04/15/24 (c)	USD	2,935	3,026,719

Paraguay | 0.5%
Republic of Paraguay, 4.625%, 01/25/23	USD	750	762,000

Romania | 0.6%
Romania Government Bond, 5.950%, 06/11/21	RON	950	332,659
Romanian Government International Bond, 4.875%, 01/22/24	USD	600	638,250
			970,909
Rwanda | 1.0%
Republic of Rwanda, 6.625%, 05/02/23	USD	1,525	1,578,070

Senegal | 0.5%
Republic of Senegal, 8.750%, 05/13/21	USD	675	779,679

Slovenia | 3.5%
Republic of Slovenia:
5.500%, 10/26/22	USD	1,150	1,259,250
5.850%, 05/10/23	USD	200	224,500
5.250%, 02/18/24	USD	650	698,750
5.250%, 02/18/24 (c)	USD	3,000	3,225,000
			5,407,500
South Africa | 0.0%
Republic of South Africa, 8.000%, 12/21/18	ZAR	620	59,241
Description	Security Currency	Principal Amount (000)	Value

Uganda | 0.0%
Uganda Treasury Bills:
0.000%, 08/07/14	UGX	20,000	$7,599
0.000%, 08/07/14	UGX	10,000	3,799
			11,398
Uruguay | 0.0%
Uruguay, Monetary Regulation Bills:
0.000%, 11/26/15	UYU	600	21,777
0.000%, 11/26/15	UYU	1,200	43,501
			65,278
Venezuela | 1.0%
Republic of Venezuela:
7.000%, 12/01/18	USD	475	414,437
7.750%, 10/13/19	USD	500	432,500
9.000%, 05/07/23	USD	450	384,750
8.250%, 10/13/24	USD	325	260,813
			1,492,500
Total Foreign Government Obligations (Identified cost $59,052,292)			61,153,564

Quasi Government Bonds | 3.2%

Azerbaijan | 1.0%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	1,550	1,542,250

Venezuela | 2.2%
Petroleos de Venezuela SA:
4.900%, 10/28/14	USD	2,205	2,200,369
5.250%, 04/12/17	USD	425	358,913
8.500%, 11/02/17	USD	400	374,120
5.500%, 04/12/37	USD	725	434,275
			3,367,677
Total Quasi Government Bonds (Identified cost $4,776,616)			4,909,927

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Description	Shares	Value

Lazard Explorer Total Return Portfolio (continued)

Short-Term Investment | 31.6%
State Street Institutional Treasury Money Market Fund (Identified cost $48,554,551)	48,554,551	$48,554,551

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)	96,000	0
Description	Value

Total Investments | 97.6% (Identified cost $147,309,944) (d), (f)	$150,048,690
Cash and Other Assets in Excess of Liabilities | 2.4%	3,616,015

Net Assets | 100.0%	$153,664,705

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014:

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts
AUD	UBS	07/07/14	1,362,225	$1,278,175	$1,284,049	$5,874	$—
BRL	BRC	07/02/14	3,892,039	1,767,101	1,761,503	—	5,598
BRL	BRC	08/04/14	263,046	118,465	117,939	—	526
BRL	CIT	07/02/14	5,609,560	2,440,000	2,538,837	98,837	—
BRL	HSB	07/02/14	5,608,340	2,440,000	2,538,285	98,285	—
BRL	HSB	07/07/14	1,398,760	623,333	632,162	8,829	—
BRL	HSB	08/13/14	1,398,760	619,880	625,564	5,684	—
BRL	JPM	07/02/14	5,609,560	2,440,000	2,538,837	98,837	—
BRL	JPM	07/07/14	1,398,448	623,333	632,021	8,688	—
BRL	JPM	08/13/14	1,398,448	619,770	625,425	5,655	—
BRL	SCB	07/02/14	1,719,120	760,000	778,058	18,058	—
BRL	SCB	07/02/14	9,269,499	4,208,626	4,195,292	—	13,334
BRL	SCB	07/07/14	1,398,760	623,333	632,162	8,829	—
BRL	SCB	08/13/14	1,398,760	619,963	625,564	5,601	—
CAD	UBS	07/07/14	487,574	453,768	456,881	3,113	—
CLP	HSB	07/07/14	200,592,000	360,000	362,535	2,535	—
CLP	HSB	08/13/14	71,057,600	128,518	127,928	—	590
CLP	JPM	07/07/14	726,045,770	1,320,804	1,312,200	—	8,604
CLP	SCB	07/07/14	140,143,875	254,691	253,285	—	1,406
CLP	SCB	07/07/14	491,700,000	880,000	888,661	8,661	—
CNH	JPM	07/07/14	12,328,470	1,980,000	1,985,648	5,648	—
CNH	JPM	08/13/14	6,206,513	992,518	997,008	4,490	—
CNH	UBS	07/07/14	3,549,390	570,275	571,672	1,397	—
CNH	UBS	07/07/14	11,905,718	1,912,534	1,917,559	5,025	—
CNH	UBS	08/13/14	3,549,390	567,839	570,171	2,332	—
COP	BRC	07/24/14	687,776,421	364,482	366,027	1,545	—
COP	HSB	07/28/14	718,770,000	380,000	382,464	2,464	—
COP	SCB	07/24/14	1,436,625,105	761,037	764,555	3,518	—
COP	SCB	07/28/14	718,580,000	380,000	382,363	2,363	—
COP	UBS	07/24/14	687,776,421	364,482	366,027	1,545	—
CZK	JPM	07/07/14	15,102,725	748,868	753,533	4,665	—
CZK	UBS	07/07/14	15,102,065	746,825	753,500	6,675	—
EUR	JPM	07/07/14	550,000	744,617	753,129	8,512	—
EUR	JPM	07/07/14	560,000	758,604	766,822	8,218	—
EUR	JPM	08/08/14	373,544	510,000	511,565	1,565	—
EUR	SCB	07/07/14	550,000	747,175	753,129	5,954	—
EUR	SCB	07/07/14	654,282	889,824	895,926	6,102	—
EUR	SCB	08/08/14	373,572	510,000	511,603	1,603	—
EUR	UBS	08/08/14	373,572	510,000	511,603	1,603	—
HUF	BRC	07/09/14	91,338,000	410,835	403,722	—	7,113
HUF	JPM	07/09/14	45,667,500	205,411	201,855	—	3,556
HUF	SCB	07/09/14	200,094,250	890,000	884,435	—	5,565

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (continued)
IDR	BRC	07/02/14	3,936,900,000	$330,000	$332,088	$2,088	$—
IDR	BRC	07/23/14	4,488,750,000	375,000	377,251	2,251	—
IDR	BRC	08/08/14	3,936,900,000	326,308	329,915	3,607	—
IDR	CIT	07/07/14	3,070,000,000	261,054	258,736	—	2,318
IDR	CIT	07/07/14	4,094,750,000	340,803	345,100	4,297	—
IDR	HSB	07/02/14	3,930,300,000	330,000	331,531	1,531	—
IDR	JPM	07/02/14	3,931,950,000	330,000	331,670	1,670	—
IDR	JPM	09/11/14	17,850,000,000	1,500,000	1,485,841	—	14,159
IDR	SCB	07/07/14	5,902,225,000	501,463	497,432	—	4,031
IDR	SCB	07/23/14	4,488,750,000	375,000	377,251	2,251	—
IDR	UBS	07/02/14	5,850,600,000	490,000	493,513	3,513	—
IDR	UBS	07/02/14	7,862,250,000	656,884	663,201	6,317	—
IDR	UBS	08/08/14	13,712,850,000	1,134,888	1,149,145	14,257	—
INR	BRC	07/07/14	11,115,800	186,038	184,599	—	1,439
INR	BRC	07/09/14	35,043,600	588,869	581,693	—	7,176
INR	BRC	08/08/14	35,043,600	579,233	577,619	—	1,614
INR	BRC	08/13/14	11,115,800	183,369	183,007	—	362
INR	CIT	07/23/14	33,023,200	545,567	546,357	790	—
INR	JPM	07/07/14	105,529,150	1,766,622	1,752,515	—	14,107
INR	JPM	07/09/14	87,213,060	1,466,012	1,447,660	—	18,352
INR	JPM	07/23/14	22,188,735	366,453	367,105	652	—
INR	JPM	08/08/14	87,213,060	1,442,731	1,437,522	—	5,209
INR	JPM	08/13/14	105,529,150	1,740,544	1,737,399	—	3,145
INR	SCB	07/07/14	25,533,400	430,000	424,031	—	5,969
INR	SCB	07/07/14	27,414,700	458,977	455,274	—	3,703
INR	SCB	07/09/14	9,531,200	160,000	158,209	—	1,791
INR	SCB	07/09/14	34,405,200	581,169	571,096	—	10,073
INR	SCB	07/09/14	37,995,300	638,844	630,688	—	8,156
INR	SCB	07/23/14	71,110,955	1,174,320	1,176,506	2,186	—
INR	SCB	08/08/14	81,931,700	1,355,139	1,350,469	—	4,670
INR	SCB	08/13/14	52,948,100	873,587	871,721	—	1,866
INR	UBS	07/07/14	25,082,400	420,000	416,542	—	3,458
INR	UBS	07/07/14	26,006,400	435,180	431,886	—	3,294
INR	UBS	07/23/14	24,795,700	409,373	410,237	864	—
INR	UBS	08/13/14	51,088,800	842,910	841,110	—	1,800
KRW	JPM	07/07/14	1,128,644,258	1,108,035	1,115,273	7,238	—
KRW	SCB	07/07/14	893,396,407	876,997	882,812	5,815	—
KRW	UBS	07/07/14	893,396,407	877,134	882,812	5,678	—
MXN	BRC	07/09/14	4,844,371	373,097	373,222	125	—
MXN	HSB	07/07/14	7,487,979	580,014	576,973	—	3,041
MXN	HSB	07/07/14	15,666,938	1,203,298	1,207,188	3,890	—
MXN	JPM	07/07/14	132,286	10,124	10,193	69	—

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (continued)
MXN	SCB	07/07/14	21,782,802	$1,687,177	$1,678,435	$—	$8,742
MYR	BRC	07/18/14	1,063,260	330,000	330,746	746	—
MYR	HSB	07/07/14	2,242,450	700,000	698,111	—	1,889
MYR	HSB	07/18/14	2,706,900	840,000	842,029	2,029	—
MYR	HSB	08/13/14	2,242,450	694,773	696,157	1,384	—
MYR	JPM	07/07/14	3,558,989	1,099,183	1,107,972	8,789	—
MYR	JPM	07/18/14	4,828,500	1,500,000	1,501,991	1,991	—
MYR	JPM	08/13/14	3,558,989	1,103,220	1,104,870	1,650	—
MYR	SCB	07/07/14	417,589	128,798	130,002	1,204	—
MYR	SCB	07/07/14	876,007	270,749	272,716	1,967	—
MYR	SCB	07/09/14	208,717	64,399	64,968	569	—
MYR	SCB	07/09/14	417,589	129,477	129,983	506	—
MYR	SCB	07/18/14	1,063,260	330,000	330,746	746	—
MYR	SCB	07/18/14	5,453,630	1,690,000	1,696,449	6,449	—
MYR	SCB	08/08/14	626,306	194,674	194,517	—	157
MYR	SCB	08/13/14	876,007	271,529	271,952	423	—
PEN	HSB	07/07/14	2,098,620	752,274	749,503	—	2,771
PEN	JPM	07/07/14	1,901,640	680,859	679,153	—	1,706
PHP	BRC	07/07/14	17,933,400	408,599	410,797	2,198	—
PHP	BRC	07/17/14	14,473,800	330,000	331,484	1,484	—
PHP	BRC	08/13/14	17,933,400	408,831	410,504	1,673	—
PHP	CIT	07/07/14	17,929,755	408,702	410,714	2,012	—
PHP	CIT	08/13/14	17,929,755	408,609	410,421	1,812	—
PHP	JPM	07/03/14	16,595,000	377,717	380,168	2,451	—
PHP	JPM	07/17/14	27,641,346	629,930	633,051	3,121	—
PHP	SCB	07/07/14	17,933,400	408,413	410,797	2,384	—
PHP	SCB	07/07/14	20,184,800	460,000	462,369	2,369	—
PHP	SCB	07/17/14	14,473,800	330,000	331,484	1,484	—
PHP	SCB	07/17/14	19,080,626	435,035	436,991	1,956	—
PHP	SCB	08/13/14	36,805,850	838,784	842,504	3,720	—
PHP	UBS	07/07/14	24,580,950	559,676	563,072	3,396	—
PHP	UBS	07/17/14	19,089,327	435,035	437,190	2,155	—
PHP	UBS	07/17/14	36,846,600	840,000	843,873	3,873	—
PHP	UBS	08/13/14	24,580,950	559,994	562,670	2,676	—
PLN	BRC	07/09/14	1,513,663	497,000	498,198	1,198	—
PLN	JPM	07/07/14	1,310,000	427,546	431,221	3,675	—
PLN	JPM	07/09/14	1,149,675	375,000	378,397	3,397	—
PLN	JPM	07/09/14	1,513,564	497,000	498,165	1,165	—
PLN	SCB	07/09/14	1,513,614	497,000	498,181	1,181	—
PLN	SCB	07/09/14	2,298,938	750,000	756,658	6,658	—
PLN	UBS	07/07/14	1,310,000	427,546	431,221	3,675	—
PLN	UBS	07/07/14	1,371,108	447,343	451,336	3,993	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (continued)
PLN	UBS	07/09/14	1,150,088	$375,000	$378,533	$3,533	$—
PLN	UBS	07/09/14	4,517,975	1,505,139	1,487,018	—	18,121
RON	HSB	07/01/14	1,068,952	332,024	333,828	1,804	—
RON	UBS	07/07/14	101,033	31,185	31,545	360	—
RON	UBS	07/07/14	4,168,132	1,290,403	1,301,373	10,970	—
RUB	HSB	07/07/14	16,309,165	472,435	479,509	7,074	—
RUB	HSB	07/09/14	12,948,750	375,000	380,542	5,542	—
RUB	HSB	07/09/14	12,962,250	375,000	380,939	5,939	—
RUB	HSB	08/13/14	19,637,343	575,994	572,533	—	3,461
RUB	JPM	07/07/14	16,313,181	472,435	479,627	7,192	—
RUB	JPM	07/09/14	11,165,167	322,972	328,125	5,153	—
RUB	JPM	07/09/14	11,484,000	330,000	337,495	7,495	—
RUB	JPM	07/09/14	11,520,300	330,000	338,562	8,562	—
RUB	JPM	07/09/14	12,984,375	375,000	381,589	6,589	—
RUB	SCB	07/07/14	16,315,543	472,435	479,696	7,261	—
RUB	SCB	07/09/14	11,165,167	322,926	328,125	5,199	—
RUB	SCB	07/09/14	12,950,625	375,000	380,597	5,597	—
RUB	UBS	07/07/14	16,317,905	472,435	479,766	7,331	—
THB	HSB	07/07/14	36,025,050	1,110,000	1,109,795	—	205
THB	HSB	07/07/14	42,920,600	1,323,076	1,322,220	—	856
THB	HSB	07/09/14	16,210,000	499,537	499,322	—	215
THB	JPM	07/07/14	3,762,829	115,994	115,919	—	75
THB	JPM	07/07/14	14,061,391	434,329	433,178	—	1,151
THB	JPM	07/07/14	14,280,200	440,000	439,919	—	81
THB	JPM	07/09/14	12,647,920	389,646	389,598	—	48
THB	SCB	07/07/14	14,065,734	434,329	433,312	—	1,017
THB	SCB	07/07/14	16,985,800	520,000	523,268	3,268	—
THB	SCB	07/09/14	20,428,000	629,522	629,251	—	271
THB	SCB	08/13/14	8,444,574	259,873	259,704	—	169
THB	UBS	07/07/14	14,070,077	434,329	433,446	—	883
THB	UBS	08/13/14	14,070,077	432,659	432,710	51	—
TRY	BRC	08/13/14	1,597,928	743,568	747,586	4,018	—
TRY	HSB	07/09/14	533,025	250,000	251,172	1,172	—
TRY	HSB	07/09/14	795,278	370,000	374,751	4,751	—
TRY	JPM	07/07/14	799,028	375,000	376,676	1,676	—
TRY	JPM	07/09/14	534,000	250,000	251,632	1,632	—
TRY	JPM	07/09/14	1,601,325	750,000	754,577	4,577	—
TRY	JPM	07/09/14	1,890,680	880,000	890,927	10,927	—
TRY	SCB	07/07/14	798,900	375,000	376,616	1,616	—
TRY	SCB	07/09/14	534,000	250,000	251,632	1,632	—
TRY	SCB	07/09/14	1,601,550	750,000	754,683	4,683	—
TRY	SCB	07/09/14	1,611,788	750,000	759,507	9,507	—

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (concluded)
TRY	UBS	07/09/14	537,475	$250,000	$253,269	$3,269	$—
TWD	JPM	07/07/14	14,550,000	485,000	487,330	2,330	—
TWD	JPM	07/09/14	30,286,875	1,011,924	1,014,433	2,509	—
TWD	SCB	07/09/14	30,299,000	1,012,328	1,014,838	2,510	—
TWD	UBS	07/07/14	14,550,000	485,000	487,330	2,330	—
TWD	UBS	07/09/14	29,112,125	972,875	975,085	2,210	—
UYU	JPM	07/11/14	9,370,550	404,295	409,266	4,971	—
ZAR	HSB	07/09/14	4,047,057	380,000	380,099	99	—
ZAR	SCB	07/01/14	336,258	31,544	31,618	74	—
ZAR	SCB	07/09/14	4,038,640	379,023	379,309	286	—
ZAR	UBS	07/09/14	16,013,700	1,500,000	1,504,006	4,006	—
ZAR	UBS	07/09/14	31,072,269	2,911,297	2,918,306	7,009	—
Total Forward Currency Purchase Contracts				$122,770,525	$123,353,354	$790,672	$207,843

Forward Currency Sale Contracts
AUD	UBS	07/07/14	64,174	$60,000	$60,491	$—	$491
AUD	UBS	07/07/14	1,298,051	1,208,777	1,223,558	—	14,781
AUD	UBS	08/13/14	1,362,225	1,274,825	1,280,669	—	5,844
BRL	BRC	07/02/14	263,046	119,566	119,052	514	—
BRL	BRC	07/02/14	3,628,993	1,610,845	1,642,450	—	31,605
BRL	CIT	07/02/14	5,609,560	2,546,906	2,538,837	8,069	—
BRL	HSB	07/02/14	1,843,807	819,161	834,491	—	15,330
BRL	HSB	07/02/14	3,764,533	1,709,209	1,703,794	5,415	—
BRL	HSB	07/07/14	1,398,760	626,264	632,163	—	5,899
BRL	JPM	07/02/14	1,822,115	806,835	824,673	—	17,838
BRL	JPM	07/02/14	3,787,445	1,719,612	1,714,164	5,448	—
BRL	JPM	07/07/14	1,398,448	626,265	632,022	—	5,757
BRL	SCB	07/02/14	10,988,619	4,864,589	4,973,351	—	108,762
BRL	SCB	07/07/14	1,398,760	626,404	632,163	—	5,759
CAD	BRC	07/09/14	1,364,115	1,249,052	1,278,181	—	29,129
CAD	BRC	07/09/14	1,364,115	1,249,292	1,278,181	—	28,889
CAD	JPM	07/09/14	1,364,115	1,249,155	1,278,181	—	29,026
CAD	UBS	07/07/14	487,574	445,741	456,881	—	11,140
CAD	UBS	08/13/14	487,574	453,355	456,470	—	3,115
CLP	HSB	07/07/14	71,057,600	129,078	128,424	654	—
CLP	HSB	07/07/14	129,534,400	233,986	234,111	—	125
CLP	HSB	07/23/14	102,141,701	181,747	184,295	—	2,548
CLP	JPM	07/07/14	307,053,750	555,000	554,945	55	—
CLP	JPM	07/07/14	418,992,020	756,235	757,254	—	1,019
CLP	JPM	08/13/14	726,045,770	1,315,419	1,307,132	8,287	—
CLP	SCB	07/07/14	307,109,250	555,000	555,046	—	46
CLP	SCB	07/07/14	324,734,625	586,641	586,901	—	260

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Sale Contracts (continued)
CLP	SCB	07/23/14	498,078,500	$886,734	$898,685	$—	$11,951
CLP	SCB	08/13/14	140,143,875	253,539	252,307	1,232	—
CLP	UBS	07/23/14	60,500,000	107,868	109,160	—	1,292
CNH	JPM	07/07/14	1,315,020	210,000	211,800	—	1,800
CNH	JPM	07/07/14	4,806,938	767,587	774,215	—	6,628
CNH	JPM	07/07/14	6,206,513	994,953	999,634	—	4,681
CNH	UBS	07/07/14	3,549,390	569,223	571,672	—	2,449
CNH	UBS	07/07/14	11,905,718	1,901,538	1,917,559	—	16,021
CZK	JPM	07/07/14	15,101,350	744,618	753,465	—	8,847
CZK	SCB	07/07/14	12,375	614	617	—	3
CZK	SCB	07/07/14	15,091,065	747,175	752,951	—	5,776
EUR	BRC	07/09/14	251,188	340,000	343,960	—	3,960
EUR	BRC	07/09/14	300,000	410,835	410,801	34	—
EUR	JPM	07/07/14	550,000	748,868	753,129	—	4,261
EUR	JPM	07/09/14	150,000	205,411	205,401	10	—
EUR	JPM	07/09/14	553,751	750,000	758,271	—	8,271
EUR	JPM	07/09/14	1,096,385	1,485,613	1,501,320	—	15,707
EUR	SCB	07/07/14	274,941	375,000	376,484	—	1,484
EUR	SCB	07/07/14	664,399	900,000	909,779	—	9,779
EUR	SCB	07/09/14	553,828	750,000	758,377	—	8,377
EUR	SCB	08/13/14	654,282	889,945	896,051	—	6,106
EUR	UBS	07/07/14	274,943	375,000	376,486	—	1,486
EUR	UBS	07/07/14	550,000	746,825	753,130	—	6,305
EUR	UBS	07/09/14	1,096,385	1,485,289	1,501,320	—	16,031
EUR	UBS	07/09/14	1,096,385	1,485,394	1,501,320	—	15,926
EUR	UBS	07/09/14	1,100,000	1,505,139	1,506,270	—	1,131
HUF	JPM	07/09/14	337,158,091	1,507,593	1,490,270	17,323	—
IDR	BRC	07/02/14	3,936,900,000	327,529	332,088	—	4,559
IDR	CIT	07/07/14	7,164,750,000	604,366	603,837	529	—
IDR	CIT	08/13/14	4,094,750,000	339,110	342,799	—	3,689
IDR	HSB	07/02/14	3,930,300,000	328,373	331,531	—	3,158
IDR	JPM	07/02/14	3,931,950,000	328,511	331,670	—	3,159
IDR	SCB	07/07/14	1,186,000,000	100,000	99,955	45	—
IDR	SCB	07/07/14	4,716,225,000	397,692	397,478	214	—
IDR	UBS	07/02/14	13,712,850,000	1,139,130	1,156,714	—	17,584
INR	BRC	07/07/14	11,115,800	184,341	184,599	—	258
INR	BRC	07/09/14	35,043,600	581,733	581,693	40	—
INR	JPM	07/07/14	105,529,150	1,750,069	1,752,515	—	2,446
INR	JPM	07/09/14	87,213,060	1,448,722	1,447,660	1,062	—
INR	SCB	07/07/14	52,948,100	878,223	879,305	—	1,082
INR	SCB	07/09/14	81,931,700	1,360,992	1,359,994	998	—
INR	UBS	07/07/14	51,088,800	847,103	848,428	—	1,325

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Sale Contracts (continued)
KRW	JPM	07/07/14	443,167,258	$434,329	$437,917	$—	$3,588
KRW	JPM	07/07/14	685,477,000	670,000	677,356	—	7,356
KRW	JPM	08/13/14	1,128,644,258	1,106,189	1,113,696	—	7,507
KRW	SCB	07/07/14	443,232,408	434,328	437,981	—	3,653
KRW	SCB	07/07/14	450,164,000	440,000	444,831	—	4,831
KRW	SCB	08/13/14	893,396,407	875,535	881,563	—	6,028
KRW	UBS	07/07/14	443,232,408	434,328	437,981	—	3,653
KRW	UBS	07/07/14	450,164,000	440,000	444,831	—	4,831
KRW	UBS	08/13/14	893,396,407	875,716	881,564	—	5,848
MXN	BRC	08/08/14	4,844,371	372,317	372,445	—	128
MXN	HSB	07/07/14	7,300,160	560,000	562,501	—	2,501
MXN	HSB	08/13/14	15,666,938	1,200,495	1,204,111	—	3,616
MXN	JPM	07/07/14	4,886,550	375,000	376,524	—	1,524
MXN	JPM	07/07/14	5,096,715	390,000	392,718	—	2,718
MXN	SCB	07/07/14	4,853,213	375,000	373,956	1,044	—
MXN	SCB	07/07/14	4,886,063	375,000	376,487	—	1,487
MXN	SCB	07/07/14	5,894,325	450,000	454,177	—	4,177
MXN	SCB	07/07/14	7,300,104	560,000	562,496	—	2,496
MXN	UBS	07/07/14	4,852,875	375,000	373,930	1,070	—
MXN	UBS	07/09/14	4,844,371	371,997	373,222	—	1,225
MYR	HSB	07/07/14	2,242,450	696,089	698,112	—	2,023
MYR	JPM	07/07/14	3,558,989	1,105,277	1,107,972	—	2,695
MYR	SCB	07/07/14	417,589	129,485	130,002	—	517
MYR	SCB	07/07/14	876,007	272,035	272,715	—	680
MYR	SCB	07/09/14	626,306	194,929	194,951	—	22
MYR	UBS	07/18/14	1,249,250	388,249	388,601	—	352
PEN	CIT	08/08/14	282,001	100,142	100,369	—	227
PEN	HSB	07/07/14	965,138	345,000	344,690	310	—
PEN	HSB	07/07/14	1,048,688	375,000	374,529	471	—
PEN	HSB	08/08/14	567,225	201,429	201,886	—	457
PEN	JPM	08/08/14	849,327	301,629	302,292	—	663
PEN	SCB	07/07/14	965,310	345,000	344,752	248	—
PEN	SCB	07/07/14	1,049,250	375,000	374,730	270	—
PEN	SCB	08/08/14	8,706,625	3,090,196	3,098,858	—	8,662
PHP	BRC	07/07/14	17,933,400	408,971	410,797	—	1,826
PHP	CIT	07/07/14	17,929,755	408,702	410,714	—	2,012
PHP	JPM	07/03/14	16,595,000	377,416	380,168	—	2,752
PHP	SCB	07/07/14	1,312,350	30,000	30,062	—	62
PHP	SCB	07/07/14	36,805,850	839,167	843,105	—	3,938
PHP	UBS	07/07/14	24,580,950	560,186	563,072	—	2,886
PLN	UBS	07/07/14	45,559	15,000	14,997	3	—
PLN	UBS	07/07/14	3,945,549	1,300,659	1,298,782	1,877	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2014 (concluded):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Sale Contracts (concluded)
RON	HSB	08/08/14	1,068,952	$331,427	$333,247	$—	$1,820
RON	JPM	07/07/14	1,809,701	557,947	565,024	—	7,077
RON	JPM	07/07/14	2,459,464	758,604	767,893	—	9,289
RUB	HSB	07/07/14	19,637,343	580,815	577,361	3,454	—
RUB	JPM	07/07/14	14,979,050	430,000	440,402	—	10,402
RUB	JPM	07/07/14	15,312,000	440,000	450,191	—	10,191
RUB	JPM	07/09/14	97,203,697	2,814,724	2,856,652	—	41,928
RUB	UBS	07/07/14	15,327,400	440,000	450,644	—	10,644
THB	HSB	07/07/14	78,945,650	2,416,235	2,432,015	—	15,780
THB	HSB	07/09/14	16,210,000	499,261	499,323	—	62
THB	HSB	08/08/14	16,210,000	498,923	498,633	290	—
THB	HSB	08/13/14	42,920,600	1,320,674	1,319,975	699	—
THB	JPM	07/07/14	9,494,680	290,508	292,495	—	1,987
THB	JPM	07/07/14	22,609,740	695,000	696,520	—	1,520
THB	JPM	07/09/14	12,647,920	389,646	389,598	48	—
THB	JPM	08/08/14	12,647,920	389,251	389,061	190	—
THB	JPM	08/13/14	3,762,829	115,786	115,721	65	—
THB	SCB	07/07/14	8,444,574	260,233	260,145	88	—
THB	SCB	07/07/14	22,606,960	695,000	696,435	—	1,435
THB	SCB	07/09/14	20,428,000	629,309	629,251	58	—
THB	SCB	08/08/14	20,428,000	628,747	628,382	365	—
THB	UBS	07/07/14	14,070,077	433,325	433,445	—	120
TRY	BRC	07/07/14	1,597,928	749,216	753,291	—	4,075
TRY	BRC	07/09/14	1,630,922	760,000	768,524	—	8,524
TWD	JPM	07/07/14	14,550,000	485,000	487,330	—	2,330
TWD	JPM	07/09/14	14,550,000	485,000	487,339	—	2,339
TWD	JPM	07/09/14	15,736,875	525,000	527,093	—	2,093
TWD	JPM	08/13/14	30,286,875	1,012,871	1,014,792	—	1,921
TWD	SCB	07/09/14	14,562,125	485,000	487,746	—	2,746
TWD	SCB	07/09/14	15,736,875	525,000	527,093	—	2,093
TWD	SCB	08/13/14	30,299,000	1,013,175	1,015,198	—	2,023
TWD	UBS	07/07/14	14,550,000	485,000	487,330	—	2,330
TWD	UBS	07/09/14	14,550,000	485,006	487,339	—	2,333
TWD	UBS	07/09/14	14,562,125	485,000	487,746	—	2,746
TWD	UBS	08/13/14	29,112,125	973,689	975,431	—	1,742
ZAR	SCB	07/09/14	288,320	27,070	27,079	—	9
ZAR	SCB	07/09/14	336,258	31,502	31,581	—	79
ZAR	UBS	07/09/14	31,072,269	2,877,755	2,918,306	—	40,551
Total Forward Currency Sale Contracts				$109,335,108	$110,074,654	60,479	800,025
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$851,151	$1,007,868

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

Lazard Explorer Total Return Portfolio (concluded)

Credit Default Swap Agreements open at June 30, 2014:

						Upfront
Referenced		Notional	Expiration	Receive		Premiums Paid	Unrealized	Unrealized
Obligation	Counterparty	Amount	Date	(Pay) Rate	Value	(Received)	Appreciation	Depreciation

Markit CDS EM20 Series 9PA	BRC	500,000	06/20/19	(5.00%)	$(59,685)	$(51,850)	$—	$7,835
Markit CDS EM20 Series 9PA	JPM	1,000,000	06/20/19	(5.00%)	(120,898)	(98,000)	—	22,898
Markit CDS EM20 Series 9PA	JPM	800,000	06/20/19	(5.00%)	(95,497)	(82,960)	—	12,537
Markit CDS EM20 Series 9PA	BRC	1,900,000	06/20/19	(5.00%)	(226,804)	(192,850)	—	33,954
Markit CDS EM20 Series 9PA	JPM	2,750,000	06/20/19	(5.00%)	(328,269)	(291,500)	—	36,769
Markit CDS EM20 Series 9PA	BRC	1,000,000	06/20/19	(5.00%)	(120,898)	(99,500)	—	21,398
Markit CDS EM20 Series 9PA	JPM	225,000	06/20/19	(5.00%)	(26,858)	(24,608)	—	2,250
Markit CDS EM20 Series 9PA	BRC	2,450,000	06/20/19	(5.00%)	(292,458)	(245,490)	—	46,968
Markit CDS EM20 Series 9PA	BRC	4,675,000	06/20/19	(5.00%)	(558,058)	(462,825)	—	95,233
Markit CDS EM20 Series 9PA	JPM	2,450,000	06/20/19	(5.00%)	(292,458)	(260,190)	—	32,268
Markit CDS EM20 Series 9PA	JPM	3,400,000	06/20/19	(5.00%)	(405,860)	(367,200)	—	38,660
People’s Republic of China	BRC	160,000	06/20/19	(1.00%)	(2,119)	(159)	—	1,960
People’s Republic of China	JPM	2,200,000	06/20/19	(1.00%)	(29,133)	(1,228)	—	27,905
People’s Republic of China	JPM	5,650,000	06/20/19	(1.00%)	(74,819)	8,043	—	82,862
People’s Republic of China	JPM	1,500,000	06/20/19	(1.00%)	(19,863)	(5,888)	—	13,975
People’s Republic of China	JPM	150,000	06/20/19	(1.00%)	(1,986)	(737)	—	1,249
Republic of Brazil	JPM	2,150,000	09/20/19	(1.00%)	46,737	42,063	4,674	—
Republic of Brazil	BRC	9,010,000	09/20/19	(1.00%)	195,862	176,272	19,590	—
Republic of Turkey	JPM	1,300,000	06/20/19	(1.00%)	42,678	68,497	—	25,819
Republic of Turkey	JPM	1,008,000	06/20/19	(1.00%)	33,092	68,085	—	34,993
Republic of Turkey	JPM	1,810,000	06/20/19	(1.00%)	59,421	96,379	—	36,958
Republic of Turkey	JPM	1,500,000	06/20/19	(1.00%)	49,244	56,342	—	7,098
Republic of Turkey	JPM	1,360,000	06/20/19	(1.00%)	44,648	96,109	—	51,461
Republic of Turkey	JPM	3,100,000	06/20/19	(1.00%)	101,771	156,735	—	54,964
Republic of Turkey	BRC	1,090,000	06/20/19	(1.00%)	35,784	54,945	—	19,161
Total Credit Default Swap Agreements					$(2,046,426)	$(1,361,515)	$24,264	$709,175

Interest Rate Swap Agreements open at June 30, 2014:

		Notional	Expiration	Receive	Variable	Unrealized	Unrealized
Currency	Counterparty	Amount	Date	(Pay) Rate	Rate	Appreciation	Depreciation

BRL	BRC	1,200,000	01/04/16	12.17%	Brazil Cetip Interbank Deposit Rate	$10,545	$—
BRL	BRC	466,000	01/04/16	12.22%	Brazil Cetip Interbank Deposit Rate	4,266	—
ZAR	BRC	5,256,000	01/10/17	6.60%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	4,402
ZAR	BRC	2,000,000	09/17/18	7.12%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	1,854
ZAR	BRC	3,500,000	09/19/18	6.79%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	7,165
Gross unrealized appreciation/depreciation on Interest Rate Swap Agreements						14,811	13,421
Gross unrealized appreciation/depreciation on Swap Agreements						$39,075	$722,596

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2014 (unaudited)

(a)	Non-income producing security.
(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy—see Note 9.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at June 30, 2014. The percentage of net assets for each Portfolio is as follows:

Percentage of
Portfolio	Net Assets

Emerging Markets Equity	1.8%
Emerging Markets Core Equity	1.5
Emerging Markets Equity Blend	0.9
Emerging Markets Multi Asset	5.5
Emerging Markets Debt	10.0
Explorer Total Return	18.9

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

		Aggregate Gross	Aggregate Gross
	Aggregate	Unrealized	Unrealized	Net Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Emerging Markets Equity	$13,668,279,238	$2,807,804,687	$849,481,125	$1,958,323,562
Emerging Markets Core Equity	27,364,326	2,620,144	329,799	2,290,345
Developing Markets Equity	522,534,667	67,502,261	37,399,754	30,102,507
Emerging Markets Equity Blend	663,347,890	76,922,023	28,423,790	48,498,233
Emerging Markets Multi Asset	263,237,045	16,476,673	9,705,048	6,771,625
Emerging Markets Debt	283,389,330	7,760,355	7,102,308	658,047
Emerging Markets Income	4,905,385	19,046	4,431	14,615
Explorer Total Return	147,309,944	2,994,347	255,601	2,738,746

(e)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2014 which may step up at a future date.
(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN	— Letra do Tesouro Nacional
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
SDR	— Swedish Depositary Receipt

Counterparty Abbreviations:
AMD	— Armenian Dram	MYR	— Malaysian Ringgit
AUD	— Australian Dollar	NGN	— Nigerian Naira
BRL	— Brazilian Real	PEN	— Peruvian Nuevo Sol
CAD	— Canadian Dollar	PHP	— Philippine Peso
CLP	— Chilean Peso	PLN	— Polish Zloty
CNH	— Yuan Renminbi	RON	— New Romanian Leu
CNY	— Chinese Renminbi	RSD	— Serbian Dinar
COP	— Colombian Peso	RUB	— Russian Ruble
CZK	— Czech Koruna	SGD	— Singapore Dollar
EUR	— Euro	THB	— Thai Baht
HUF	— Hungarian Forint	TRY	— New Turkish Lira
IDR	— Indonesian Rupiah	TWD	— Taiwan Dollar
ILS	— Israeli Shekel	UAH	— Ukraine Hryvnia
INR	— Indian Rupee	UGX	— Ugandan Shilling
JPY	— Japanese Yen	USD	— United States Dollar
KES	— Kenya Shilling	UYU	— Uruguayan Peso
KRW	— South Korean Won	ZAR	— South African Rand
KZT	— Kazakhstan Tenge	ZMW	— Zambian Kwacha
MXN	— Mexican New Peso

Counterparty Abbreviations:
BNP	— BNP Paribas SA	HSB	— HSBC Bank USA
BRC	— Barclays Bank PLC	JPM	— JPMorgan Chase Bank
CIT	— Citibank NA	SCB	— Standard Chartered Bank
CSF	— Credit Suisse Group AG	UBS	— UBS AG

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio

Agricultural	—%	0.9%	—%	—%	—%	—%
Alcohol & Tobacco	4.2	1.1	—	2.3	1.4	—
Apparel & Textiles	—	1.0	—	—	—	—
Auto Components	—	—	1.2	—	—	—
Automotive	0.8	3.7	3.5	1.5	1.0	0.5
Banking	20.8	19.5	19.3	19.5	13.0	2.7
Building Materials	—	0.6	3.5	0.4	0.3	—
Cable Television	—	1.1	—	0.5	0.3	—
Chemicals	0.8	—	—	—	—	—
Commercial Services	3.9	0.7	0.7	1.9	1.1	—
Computer Software	3.3	2.5	2.2	4.3	2.8	0.3
Construction & Engineering	—	—	1.9	1.3	0.8	0.1
Consumer Products	—	2.4	2.2	0.9	0.6	—
Diamonds & Precious Stones	—	—	—	—	0.1	0.3
Diversified	1.5	1.2	—	1.4	0.9	—
Electric	0.8	—	0.7	—	0.1	1.0
Energy Exploration & Production	6.6	2.7	3.6	3.8	2.8	1.0
Energy Integrated	4.8	1.1	6.9	7.8	5.9	2.9
Energy Services	0.5	1.0	3.9	1.0	1.6	1.7
Financial Services	3.0	1.0	2.8	2.7	2.0	1.2
Food & Beverages	0.7	2.2	—	0.6	0.6	0.3
Forest & Paper Products	0.7	2.0	—	1.1	0.7	0.2
Gas Utilities	—	1.0	—	—	0.1	0.4
Health Services	—	1.0	—	—	—	—
Household & Personal Products	2.6	—	—	1.3	0.8	—
Housing	1.3	4.9	—	1.6	1.0	—
Insurance	3.3	1.0	2.3	2.4	1.5	—
Leisure & Entertainment	1.2	4.7	7.4	5.3	3.3	0.5
Manufacturing	3.9	2.5	7.7	6.3	3.9	—
Media	—	—	—	—	0.2	0.5
Medical Products	—	1.1	—	—	—	—
Metals & Mining	2.6	—	3.5	1.1	0.9	0.8
Pharmaceutical & Biotechnology	—	3.3	4.9	1.2	0.7	—
Power Generation	—	—	—	—	—	0.1
Real Estate	—	1.2	2.6	2.4	1.5	0.6
Retail	4.8	7.9	2.9	3.5	2.3	0.3
Semiconductors & Components	7.9	16.1	11.1	9.8	6.0	—
Technology	1.9	—	—	—	—	—
Technology Hardware	1.3	2.3	—	1.8	1.1	—
Telecommunications	10.1	4.3	—	6.0	4.0	1.2
Transportation	2.6	2.3	3.5	2.7	1.7	1.1
Subtotal	95.9	98.3	98.3	96.4	65.0	17.7
Foreign Government Obligations	—	—	—	—	11.6	75.7
Short-Term Investments	3.1	0.3	1.8	3.1	21.2	5.6
Total Investments	99.0%	98.6%	100.1%	99.5%	97.8%	99.0%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Industry*	Lazard Emerging Markets Income Portfolio	Lazard Explorer Total Return Portfolio

Automotive	—%	0.4%
Banking	—	4.7
Cable Television	—	0.1
Computer Software	—	0.3
Construction & Engineering	—	0.2
Diamonds & Precious Stones	—	0.5
Electric	—	0.5
Energy Exploration & Production	—	2.0
Energy Integrated	—	4.9
Energy Services	—	3.4
Financial Services	—	1.7
Food & Beverages	—	0.9
Gas Utilities	—	0.6
Leisure & Entertainment	—	0.5
Media	—	0.8
Metals & Mining	—	1.1
Power Generation	—	0.3
Real Estate	—	0.9
Retail	—	0.6
Telecommunications	—	1.3
Transportation	—	0.5
Subtotal	—	26.2
Foreign Government Obligations	38.6	39.8
US Treasury Securities	23.6	—
Short-Term Investments	30.3	31.6
Total Investments	92.5%	97.6%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2014	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

ASSETS
Investments in securities, at value	$15,626,602,800	$29,654,671	$552,637,174
Cash	—	—	—
Cash at other bank	—	—	—
Foreign currency	15,343,111	8,609	354,200
Receivables for:
Capital stock sold	124,406,726	60,900	817,371
Dividends and interest	37,241,163	93,431	1,598,874
Investments sold	16,945,145	2,160,373	—
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Deferred offering costs (Note 2(h))	—	32,296	—
Total assets	15,820,538,945	32,010,280	555,407,619

LIABILITIES
Payables for:
Management fees	12,750,431	1,644	455,877
Accrued distribution fees	434,193	235	8,589
Accrued directors’ fees	104,049	40	4,207
Capital stock redeemed	13,544,205	—	1,890,243
Investments purchased	3,700,329	203,662	501,118
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Line of credit outstanding	—	1,700,000	—
Premium for swap agreements sold	—	—	—
Premium for swap agreements written	—	—	—
Other accrued expenses and payables	6,082,365	24,804	343,423
Total liabilities	36,615,572	1,930,385	3,203,457
Net assets	$15,783,923,373	$30,079,895	$552,204,162

NET ASSETS
Paid in capital	$13,531,178,272	$27,713,289	$599,393,078
Undistributed net investment income (loss)	134,590,425	95,405	2,659,520
Accumulated net realized gain (loss)	163,287,748	(20,250)	(79,694,373)
Net unrealized appreciation (depreciation) on:
Investments	1,954,721,704	2,290,345	29,837,749
Foreign currency and forward currency contracts	145,224	1,106	8,188
Swap agreements	—	—	—
Net assets	$15,783,923,373	$30,079,895	$552,204,162

Institutional Shares
Net assets	$13,674,729,302	$28,857,563	$511,180,721
Shares of capital stock outstanding*	670,920,154	2,750,596	41,468,738
Net asset value, offering and redemption price per share	$20.38	$10.49	$12.33

Open Shares
Net assets	$2,109,194,071	$1,222,332	$41,023,441
Shares of capital stock outstanding*	101,029,326	116,728	3,332,598
Net asset value, offering and redemption price per share	$20.88	$10.47	$12.31

Cost of investments in securities	$13,668,279,238	$27,364,326	$522,534,667
Cost of foreign currency	$15,388,451	$8,586	$355,394

*	$0.001 par value, 6,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Emerging Markets Income Portfolio	Lazard Explorer Total Return Portfolio

$711,846,123	$270,008,670	$284,047,377	$4,920,000	$150,048,690
—	—	901,520	—	164
—	1,290,000	—	—	3,060,000
513,419	2,579,720	3,527,808	384,122	3,500,064

2,369,004	2,722,360	12,211	—	167,474
1,971,804	1,735,689	4,914,661	22,192	1,680,897
2,511,472	635,556	6,074,533	—	384,252
—	—	—	17,637	—

—	685,134	357,928	25,518	851,151
—	23,475	—	—	39,075
—	—	—	38,634	—
719,211,822	279,680,604	299,836,038	5,408,103	159,731,767

584,694	221,841	179,357	—	124,565
27,716	470	650	38	1,311
4,219	1,544	3,264	—	293
306,091	33,666	1,104,203	—	994,976
2,682,658	276,976	10,982,224	—	246,958
—	—	9,921	—	6,723

—	581,744	605,043	11,002	1,007,868
—	299,719	—	—	722,596
—	—	—	—	—
—	288,054	—	—	1,361,515
—	1,832,817	—	—	1,583,908
453,237	97,080	73,598	76,500	16,349
4,058,615	3,633,911	12,958,260	87,540	6,067,062
$715,153,207	$276,046,693	$286,877,778	$5,320,563	$153,664,705

$671,978,587	$270,616,242	$306,505,246	$5,242,800	$151,078,992
5,433,257	2,347,477	777,211	(2,042)	222,918
(10,580,682)	(3,484,816)	(20,861,779)	50,488	448,163

48,322,143	6,733,634	658,047	14,615	2,738,746
(98)	110,400	(200,947)	14,702	(140,593)
—	(276,244)	—	—	(683,521)
$715,153,207	$276,046,693	$286,877,778	$5,320,563	$153,664,705

$578,432,395	$273,709,838	$284,604,447	$5,110,737	$146,377,439
49,527,550	28,364,685	28,487,939	503,396	14,538,224
$11.68	$9.65	$9.99	$10.15	$10.07

$136,720,812	$2,336,855	$2,273,331	$209,826	$7,287,266
11,735,724	242,195	226,190	20,680	722,378
$11.65	$9.65	$10.05	$10.15	$10.09

$663,347,890	$263,237,045	$283,389,330	$4,905,385	$147,309,944
$515,243	$2,574,086	$3,507,932	$384,054	$3,486,323

Semi-Annual Report  79

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Period Ended June 30, 2014	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

Investment Income (Loss)
Income
Dividends	$225,514,218	$212,068	$6,999,607
Interest	—	—	168
Total investment income*	225,514,218	212,068	6,999,775

Expenses
Management fees (Note 3)	71,793,363	88,713	2,683,390
Custodian fees	4,596,373	53,228	274,001
Distribution fees (Open Shares)	2,507,383	1,119	49,297
Administration fees	792,318	26,655	78,463
Shareholders’ reports	597,680	3,739	42,545
Shareholders’ services	577,661	17,053	39,384
Directors’ fees and expenses	193,845	90	7,685
Professional services	169,752	17,882	31,278
Registration fees	50,755	16,347	29,559
Organization expenses	—	—	—
Amortization of offering costs (Note 2(h))	—	47,527	—
Other†	143,093	1,991	7,742
Total gross expenses	81,422,223	274,344	3,243,344
Management fees waived and expenses reimbursed	—	(143,457)	—
Administration and shareholders’ services fees waived	—	(14,218)	—
Total net expenses	81,422,223	116,669	3,243,344
Net investment income (loss)	144,091,995	95,399	3,756,431

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	97,750,569	4,654	(11,015,988)
Foreign currency and forward currency contracts	(1,550,001)	(15,524)	(150,188)
Purchased Options	—	—	—
Written Options	—	—	—
Swap agreements	—	—	—
Total net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	96,200,568	(10,870)	(11,166,176)
Net change in unrealized appreciation (depreciation) on:
Investments***	1,065,360,418	2,322,713	27,131,217
Foreign currency and forward currency contracts	216,405	1,314	(69,991)
Purchased Options	—	—	—
Written Options	—	—	—
Swap agreements	—	—	—
Total net change in unrealized appreciation on investments, foreign currency, forward currency contracts, options and swap agreements	1,065,576,823	2,324,027	27,061,226
Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	1,161,777,391	2,313,157	15,895,050
Net increase in net assets resulting from operations	$1,305,869,386	$2,408,556	$19,651,481
* Net of foreign withholding taxes of	$29,874,421	$26,460	$605,299
** Net of foreign capital gains taxes of	$—	$—	$147,903
*** Includes net change in unrealized foreign capital gains taxes of	$(3,601,858)	$—	$(233,490)
† Includes interest on line of credit of	$100	$207	$324
(a)	From the Portfolio’s commencement of operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Emerging Markets Income Portfolio (a)	Lazard Explorer Total Return Portfolio

$9,962,608	$2,242,668	$—	$—	$—
—	1,889,427	10,293,504	5,834	2,232,827
9,962,608	4,132,095	10,293,504	5,834	2,232,827

3,145,098	1,221,046	1,286,382	5,629	501,844
251,899	177,868	162,272	11,951	64,328
155,945	2,686	4,873	68	6,695
88,697	49,216	56,955	8,278	34,832
62,234	7,091	5,123	2,490	2,260
513,210	13,972	13,964	6,191	13,175
8,021	3,024	5,606	37	675
26,374	30,266	28,392	12,151	21,137
46,317	22,581	18,051	996	22,941
—	—	—	432	—
—	—	—	7,752	31,410
7,617	4,243	7,146	728	2,408
4,305,414	1,531,993	1,588,764	56,703	701,705
(29,653)	(5,393)	(5,521)	(41,629)	(41,274)
—	—	—	(7,198)	—
4,275,761	1,526,600	1,583,243	7,876	660,431
5,686,847	2,605,495	8,710,261	(2,042)	1,572,396

2,329,908	1,027,971	(10,484,612)	—	773,065
(229,260)	256,058	300,139	50,488	552,207
—	(208,792)	—	—	(122,831)
—	62,824	—	—	40,430
—	(904,028)	(1,285,399)	—	(731,441)

2,100,648	234,033	(11,469,872)	50,488	511,430

26,368,850	8,717,232	21,465,694	14,615	2,870,049
(1,426)	(12,209)	99,929	14,702	(166,060)
—	22,374	—	—	11,516
—	(9,268)	—	—	(4,778)
—	(243,558)	57,579	—	(669,826)

26,367,424	8,474,571	21,623,202	29,317	2,040,901

28,468,072	8,708,604	10,153,330	79,805	2,552,331
$34,154,919	$11,314,099	$18,863,591	$77,763	$4,124,727
$1,064,309	$236,813	$49,792	$—	$7,430
$11,777	$4,465	$15,041	$—	$—
$(139,313)	$(30,546)	$—	$—	$—
$—	$—	$6,416	$—	$—

Semi-Annual Report  81

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	June 30, 2014	December 31,	June 30, 2014	December 31,
	(unaudited)	2013	(unaudited)	2013 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$144,091,995	$273,165,341	$95,399	$(3,265)
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	96,200,568	531,013,357	(10,870)	(9,795)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	1,065,576,823	(956,860,842)	2,324,027	(32,576)
Net increase (decrease) in net assets resulting from operations	1,305,869,386	(152,682,144)	2,408,556	(45,636)

Distributions to shareholders
From net investment income
Institutional Shares	—	(236,363,963)	—	—
Open Shares	—	(34,411,449)	—	—
From net realized gains
Institutional Shares	—	(234,585,584)	—	—
Open Shares	—	(39,932,177)	—	—
From return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(545,293,173)	—	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,207,577,335	2,706,382,404	25,265,743	3,306,150
Open Shares	130,308,929	483,346,726	698,638	631,900
Net proceeds from reinvestment of distributions	—	407,264,634	—	—
Open Shares	—	68,063,916	—	—
Cost of shares redeemed
Institutional Shares	(1,363,937,052)	(3,149,583,032)	(2,001,450)	—
Open Shares	(394,203,086)	(860,419,457)	(184,207)	—
Net increase (decrease) in net assets from capital stock transactions	(420,253,874)	(344,944,809)	23,778,724	3,938,050

Redemption fees (Note 2(k))
Institutional Shares	33,559	120,271	—	—
Open Shares	15,443	43,929	201	—
Net increase in net assets from redemption fees	49,002	164,200	201	—
Total increase (decrease) in net assets	885,664,514	(1,042,755,926)	26,187,481	3,892,414
Net assets at beginning of period	14,898,258,859	15,941,014,785	3,892,414	—
Net assets at end of period*	$15,783,923,373	$14,898,258,859	$30,079,895	$3,892,414
* Includes undistributed (distributions in excess of) net investment income of	$134,590,425	$(9,501,570)	$95,405	$6
(a) The Portfolio commenced operations on October 31, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	679,948,606	681,320,058	332,077	—
Shares sold	65,446,052	141,386,244	2,611,265	332,077
Shares issued to shareholders from reinvestment of distributions	—	21,872,427	—	—
Shares redeemed	(74,474,504)	(164,630,123)	(192,746)	—
Net increase (decrease)	(9,028,452)	(1,371,452)	2,418,519	332,077
Shares outstanding at end of period	670,920,154	679,948,606	2,750,596	332,077

Open Shares
Shares outstanding at beginning of period	115,276,325	131,100,773	63,785	—
Shares sold	6,894,410	24,934,405	71,460	63,785
Shares issued to shareholders from reinvestment of distributions	—	3,563,556	—	—
Shares redeemed	(21,141,409)	(44,322,409)	(18,517)	—
Net increase (decrease)	(14,246,999)	(15,824,448)	52,943	63,785
Shares outstanding at end of period	101,029,326	115,276,325	116,728	63,785

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio		Lazard Emerging Markets Multi Asset Portfolio
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30, 2014	December 31,	June 30, 2014	December 31,	June 30, 2014	December 31,
(unaudited)	2013	(unaudited)	2013	(unaudited)	2013

$3,756,431	$5,654,470	$5,686,847	$3,953,374	$2,605,495	$2,801,719

(11,166,176)	(34,528,149)	2,100,648	4,223,904	234,033	(448,820)

27,061,226	(4,818,260)	26,367,424	7,112,980	8,474,571	(7,606,368)

19,651,481	(33,691,939)	34,154,919	15,290,258	11,314,099	(5,253,469)

—	(4,798,138)	—	(3,158,179)	—	(2,402,373)
—	(285,615)	—	(410,880)	—	(15,930)

—	—	—	(2,203,505)	—	(1,809,888)
—	—	—	(546,763)	—	(18,185)

—	—	—	(422,052)	—	—
—	—	—	(93,652)	—	—
—	(5,083,753)	—	(6,835,031)	—	(4,246,376)

85,704,028	515,114,543	115,641,921	324,373,920	60,393,021	177,382,688
6,047,092	38,771,277	23,944,263	95,445,912	414,884	1,691,237

—	3,537,756	—	5,614,997	—	4,175,631
—	278,492	—	1,015,931	—	33,777

(151,548,922)	(269,124,935)	(43,776,916)	(60,435,685)	(21,246,406)	(73,799,795)
(10,691,677)	(79,894,455)	(12,160,904)	(16,286,690)	(341,830)	(350,332)

(70,489,479)	208,682,678	83,648,364	349,728,385	39,219,669	109,133,206

2,265	5,763	1,464	1,228	63	2,748
270	3,932	545	3,042	—	45
2,535	9,695	2,009	4,270	63	2,793
(50,835,463)	169,916,681	117,805,292	358,187,882	50,533,831	99,636,154
603,039,625	433,122,944	597,347,915	239,160,033	225,512,862	125,876,708
$552,204,162	$603,039,625	$715,153,207	$597,347,915	$276,046,693	$225,512,862

$2,659,520	$(1,096,911)	$5,433,257	$(253,590)	$2,347,477	$(258,018)

47,319,142	27,400,813	42,827,110	17,598,261	24,076,955	12,889,497
7,605,917	42,879,227	10,770,950	30,159,744	6,612,298	18,526,941
—	309,847	—	508,158	—	453,554
(13,456,321)	(23,270,745)	(4,070,510)	(5,439,053)	(2,324,568)	(7,793,037)
(5,850,404)	19,918,329	6,700,440	25,228,849	4,287,730	11,187,458
41,468,738	47,319,142	49,527,550	42,827,110	28,364,685	24,076,955

3,753,626	7,527,776	10,619,862	3,291,977	235,128	88,344
524,565	3,255,977	2,223,706	8,715,275	45,003	180,332
—	24,696	—	92,147	—	3,661
(945,593)	(7,054,823)	(1,107,844)	(1,479,537)	(37,936)	(37,209)
(421,028)	(3,774,150)	1,115,862	7,327,885	7,067	146,784
3,332,598	3,753,626	11,735,724	10,619,862	242,195	235,128

Semi-Annual Report  83

	Lazard Emerging Markets Debt Portfolio		Lazard Emerging Markets Income Portfolio
	Six Months Ended	Year Ended	Period Ended
	June 30, 2014	December 31,	June 30, 2014 (a)
	(unaudited)	2013	(unaudited)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,710,261	$17,700,797	$(2,042)
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(11,469,872)	(7,516,682)	50,488
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	21,623,202	(36,766,653)	29,317
Net increase (decrease) in net assets resulting from operations	18,863,591	(26,582,538)	77,763

Distributions to shareholders
From net investment income
Institutional Shares	(8,598,769)	(18,161,914)	—
Open Shares	(95,292)	(368,559)	—
From net realized gains
Institutional Shares	—	(1,415,923)	—
Open Shares	—	(34,825)	—
Net decrease in net assets resulting from distributions	(8,694,061)	(19,981,221)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	37,327,100	248,473,336	5,035,100
Open Shares	278,283	16,272,148	207,700
Net proceeds from reinvestment of distributions
Institutional Shares	8,329,852	19,325,779	—
Open Shares	91,564	204,596	—
Cost of shares redeemed
Institutional Shares	(217,408,335)	(62,619,877)	—
Open Shares	(7,401,137)	(6,906,202)	—
Net increase (decrease) in net assets from capital stock transactions	(178,782,673)	214,749,780	5,242,800

Redemption fees (Note 2(k))
Institutional Shares	711	1,881	—
Open Shares	2	1,433	—
Net increase in net assets from redemption fees	713	3,314	—
Total increase (decrease) in net assets	(168,612,430)	168,189,335	5,320,563
Net assets at beginning of period	455,490,208	287,300,873	—
Net assets at end of period*	$286,877,778	$455,490,208	$5,320,563
* Includes undistributed (distributions in excess of) net investment income (loss) of	$777,211	$761,011	$(2,042)
(a) The Portfolio commenced operations on April 30, 2014.
(b) The Portfolio commenced operations on June 28, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	46,798,919	26,369,893	—
Shares sold	3,813,228	24,786,865	503,396
Shares issued to shareholders from reinvestment of distributions	863,516	1,940,134
Shares redeemed	(22,987,724)	(6,297,973)	—
Net increase (decrease)	(18,310,980)	20,429,026	503,396
Shares outstanding at end of period	28,487,939	46,798,919	503,396

Open Shares
Shares outstanding at beginning of period	971,317	104,581	—
Shares sold	28,738	1,540,715	20,680
Shares issued to shareholders from reinvestment of distributions	9,527	20,295	—
Shares redeemed	(783,392)	(694,274)	—
Net increase (decrease)	(745,127)	866,736	20,680
Shares outstanding at end of period	226,190	971,317	20,680

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

Lazard Explorer Total Return Portfolio
Six Months Ended	Period Ended
June 30, 2014	December 31,
(unaudited)	2013 (b)

$1,572,396	$352,502

511,430	(16,103)

2,040,901	(126,269)
4,124,727	210,130

(1,231,875)	(437,344)
(65,283)	(14,641)

—	—
—	—
(1,297,158)	(451,985)

118,372,515	31,641,433
4,686,112	2,671,855

1,209,684	437,142
62,046	14,480

(7,340,523)	(401,268)
(267,236)	(7,454)

116,722,598	34,356,188

200	—
5	—
205	—
119,550,372	34,114,333
34,114,333	—
$153,664,705	$34,114,333

$222,918	$(52,320)

3,190,427	—
11,963,981	3,186,789
121,318	44,125
(737,502)	(40,487)
11,347,797	3,190,427
14,538,224	3,190,427

269,801	—
473,136	269,085
6,228	1,463
(26,787)	(747)
452,577	269,801
722,378	269,801

Semi-Annual Report  85

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$18.67	$19.54	$16.80	$21.78	$18.01	$10.88
Income (loss) from investment operations:
Net investment income (a)	0.19	0.35	0.35	0.49	0.38	0.35
Net realized and unrealized gain (loss)	1.52	(0.51)	3.39	(4.36)	3.71	7.24
Total from investment operations	1.71	(0.16)	3.74	(3.87)	4.09	7.59
Less distributions from:
Net investment income	—	(0.36)	(0.36)	(0.63)	(0.32)	(0.46)
Net realized gains	—	(0.35)	(0.64)	(0.48)	—	—
Total distributions	—	(0.71)	(1.00)	(1.11)	(0.32)	(0.46)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$20.38	$18.67	$19.54	$16.80	$21.78	$18.01

Total Return (c)	9.16%	–0.80%	22.36%	–17.75%	22.81%	69.82%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,674,729	$12,691,329	$13,315,172	$10,902,557	$14,561,085	$8,497,341
Ratios to average net assets (d):
Net expenses	1.10%	1.09%	1.10%	1.12%	1.14%	1.15%
Gross expenses	1.10%	1.09%	1.10%	1.12%	1.14%	1.15%
Net investment income	2.05%	1.80%	1.85%	2.44%	1.96%	2.40%
Portfolio turnover rate	6%	16%	23%	23%	23%	49%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$19.14	$20.03	$17.20	$22.19	$18.28	$11.05
Income (loss) from investment operations:
Net investment income (a)	0.17	0.30	0.30	0.49	0.34	0.29
Net realized and unrealized gain (loss)	1.57	(0.53)	3.47	(4.50)	3.76	7.35
Total from investment operations	1.74	(0.23)	3.77	(4.01)	4.10	7.64
Less distributions from:
Net investment income	—	(0.31)	(0.30)	(0.50)	(0.19)	(0.41)
Net realized gains	—	(0.35)	(0.64)	(0.48)	—	—
Total distributions	—	(0.66)	(0.94)	(0.98)	(0.19)	(0.41)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$20.88	$19.14	$20.03	$17.20	$22.19	$18.28

Total Return (c)	9.09%	–1.14%	22.03%	–18.02%	22.43%	69.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,109,194	$2,206,930	$2,625,843	$2,731,646	$4,187,207	$3,478,654
Ratios to average net assets (d):
Net expenses	1.37%	1.37%	1.40%	1.42%	1.49%	1.55%
Gross expenses	1.37%	1.37%	1.40%	1.42%	1.49%	1.55%
Net investment income	1.75%	1.55%	1.58%	2.18%	1.73%	1.94%
Portfolio turnover rate	6%	16%	23%	23%	23%	49%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital	Ended	10/31/13* to
stock outstanding throughout each period	6/30/14†	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.01)
Net realized and unrealized gain (loss)	0.61	(0.16)
Total from investment operations	0.66	(0.17)
Net asset value, end of period	$10.49	$9.83

Total Return (b)	6.71%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,858	$3,265
Ratios to average net assets (c):
Net expenses	1.30%	1.30%
Gross expenses	2.95%	24.66%
Net investment income (loss)	1.10%	–0.71%
Portfolio turnover rate	32%	12%

	Six Months	For the Period
Selected data for a share of capital	Ended	10/31/13* to
stock outstanding throughout each period	6/30/14†	12/31/13

Open Shares
Net asset value, beginning of period	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.01)
Net realized and unrealized gain (loss)	0.61	(0.16)
Total from investment operations	0.64	(0.17)
Redemption fees	— (d)	—
Net asset value, end of period	$10.47	$9.83

Total Return (b)	6.51%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,222	$627
Ratios to average net assets (c):
Net expenses	1.60%	1.60%
Gross expenses	5.79%	30.92%
Net investment income (loss)	0.64%	–0.90%
Portfolio turnover rate	32%	12%

†	Unaudited.
*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$11.81	$12.40	$10.68	$15.12	$13.18	$6.54
Income (loss) from investment operations:
Net investment income (a)	0.08	0.11	0.09	0.06	0.02	0.01
Net realized and unrealized gain (loss)	0.44	(0.60)	1.74	(4.00)	3.63	7.09
Total from investment operations	0.52	(0.49)	1.83	(3.94)	3.65	7.10
Less distributions from:
Net investment income	—	(0.10)	(0.11)	—	(0.09)	(0.04)
Net realized gains	—	—	—	(0.50)	(1.62)	(0.42)
Total distributions	—	(0.10)	(0.11)	(0.50)	(1.71)	(0.46)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$12.33	$11.81	$12.40	$10.68	$15.12	$13.18

Total Return (c)	4.40%	–3.90%	17.16%	–26.15%	28.62%	108.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$511,181	$558,716	$339,771	$160,441	$72,798	$20,002
Ratios to average net assets (d):
Net expenses	1.19%	1.17%	1.21%	1.30%	1.30%	1.30%
Gross expenses	1.19%	1.17%	1.21%	1.30%	1.67%	2.81%
Net investment income	1.42%	0.96%	0.74%	0.45%	0.15%	0.07%
Portfolio turnover rate	33%	48%	61%	68%	112%	96%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$11.81	$12.40	$10.68	$15.16	$13.19	$6.55
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.11	0.05	0.01	(0.05)	(0.08)
Net realized and unrealized gain (loss)	0.44	(0.63)	1.74	(3.99)	3.65	7.13
Total from investment operations	0.50	(0.52)	1.79	(3.98)	3.60	7.05
Less distributions from:
Net investment income	—	(0.07)	(0.07)	—	(0.01)	— (b)
Net realized gains	—	—	—	(0.50)	(1.62)	(0.42)
Total distributions	—	(0.07)	(0.07)	(0.50)	(1.63)	(0.42)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	0.01
Net asset value, end of period	$12.31	$11.81	$12.40	$10.68	$15.16	$13.19

Total Return (c)	4.23%	–4.18%	16.79%	–26.34%	28.13%	108.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,023	$44,324	$93,352	$63,415	$101,584	$42,975
Ratios to average net assets (d):
Net expenses	1.48%	1.45%	1.53%	1.60%	1.60%	1.60%
Gross expenses	1.48%	1.45%	1.53%	1.62%	1.85%	2.54%
Net investment income (loss)	1.13%	0.90%	0.43%	0.10%	–0.33%	–0.63%
Portfolio turnover rate	33%	48%	61%	68%	112%	96%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			5/28/10* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$11.18	$11.45	$9.77	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.11	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	0.40	(0.24)	1.68	(2.70)	2.48
Total from investment operations	0.50	(0.13)	1.79	(2.55)	2.47
Less distributions from:
Net investment income	—	(0.08)	(0.11)	(0.08)	—
Net realized gains	—	(0.05)	—	(0.05)	(0.02)
Return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.14)	(0.11)	(0.13)	(0.02)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.68	$11.18	$11.45	$9.77	$12.45

Total Return (c)	4.47%	–1.14%	18.19%	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$578,432	$478,754	$201,512	$85,091	$54,826
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.34%	1.35%	1.35%
Gross expenses	1.31%	1.33%	1.34%	1.54%	6.24%
Net investment income (loss)	1.87%	1.00%	1.01%	1.34%	–0.16%
Portfolio turnover rate	21%	48%	57%	62%	62%

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			5/28/10* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$11.17	$11.44	$9.76	$12.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.07	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	0.40	(0.24)	1.66	(2.68)	2.50
Total from investment operations	0.48	(0.17)	1.75	(2.57)	2.45
Less distributions from:
Net investment income	—	(0.04)	(0.07)	(0.05)	—
Net realized gains	—	(0.05)	—	(0.05)	(0.02)
Return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.10)	(0.07)	(0.10)	(0.02)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.65	$11.17	$11.44	$9.76	$12.43

Total Return (c)	4.30%	–1.47%	17.97%	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$136,721	$118,594	$37,648	$22,571	$9,121
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.64%	1.65%	1.65%
Gross expenses	1.61%	1.69%	1.77%	1.92%	6.06%
Net investment income (loss)	1.55%	0.61%	0.78%	0.94%	–0.70%
Portfolio turnover rate	21%	48%	57%	62%	62%

†	Unaudited.
*	The Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

LAZARD EMERGING MARKETS MULTI ASSET PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		3/31/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.28	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.13	0.09	0.09
Net realized and unrealized gain (loss)	0.27	(0.37)	1.11	(1.47)
Total from investment operations	0.37	(0.24)	1.20	(1.38)
Less distributions from:
Net investment income	—	(0.10)	(0.07)	(0.05)
Net realized gains	—	(0.08)	—	—
Total distributions	—	(0.18)	(0.07)	(0.05)
Redemption fees	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.65	$9.28	$9.70	$8.57

Total Return (c)	3.99%	–2.41%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$273,710	$223,328	$125,019	$56,527
Ratios to average net assets (d):
Net expenses	1.25%	1.30%	1.30%	1.30%
Gross expenses	1.25%	1.31%	1.57%	2.23%
Net investment income	2.14%	1.42%	1.01%	1.34%
Portfolio turnover rate	41%	155%	160%	98%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		3/31/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.29	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.08	0.07
Net realized and unrealized gain (loss)	0.28	(0.37)	1.08	(1.46)
Total from investment operations	0.36	(0.27)	1.16	(1.39)
Less distributions from:
Net investment income	—	(0.07)	(0.04)	(0.02)
Net realized gains	—	(0.08)	—	—
Total distributions	—	(0.15)	(0.04)	(0.02)
Redemption fees	—	— (b)	—	— (b)
Net asset value, end of period	$9.65	$9.29	$9.71	$8.59

Total Return (c)	3.88%	–2.73%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,337	$2,185	$858	$262
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.10%	2.52%	3.82%	16.96%
Net investment income	1.74%	1.03%	0.82%	1.00%
Portfolio turnover rate	41%	155%	160%	98%

†	Unaudited.
*	The Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS DEBT PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		2/28/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.53	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.26	0.49	0.48	0.34
Net realized and unrealized gain (loss)	0.46	(1.25)	1.33	(0.17)
Total from investment operations	0.72	(0.76)	1.81	0.17
Less distributions from:
Net investment income	(0.26)	(0.52)	(0.48)	(0.40)
Net realized gains	—	(0.04)	(0.24)	(0.01)
Total distributions	(0.26)	(0.56)	(0.72)	(0.41)
Redemption fees	— (b)	— (b)	— (b)	—
Net asset value, end of period	$9.99	$9.53	$10.85	$9.76

Total Return (c)	7.69%	–7.13%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$284,604	$446,180	$286,163	$106,813
Ratios to average net assets (d):
Net expenses	0.98%	0.97%	1.00%	1.04%
Gross expenses	0.98%	0.97%	1.03%	1.67%
Net investment income	5.42%	4.84%	4.60%	4.14%
Portfolio turnover rate	70%	108%	220%	108%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		2/28/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.59	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.23	0.45	0.45	0.33
Net realized and unrealized gain (loss)	0.48	(1.24)	1.35	(0.20)
Total from investment operations	0.71	(0.79)	1.80	0.13
Less distributions from:
Net investment income	(0.25)	(0.46)	(0.45)	(0.35)
Net realized gains	—	(0.04)	(0.24)	(0.01)
Total distributions	(0.25)	(0.50)	(0.69)	(0.36)
Redemption fees	— (b)	— (b)	— (b)	—
Net asset value, end of period	$10.05	$9.59	$10.88	$9.77

Total Return (c)	7.48%	–7.35%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,273	$9,310	$1,138	$128
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.39%
Gross expenses	1.58%	1.39%	2.97%	16.28%
Net investment income	4.90%	4.45%	4.26%	3.84%
Portfolio turnover rate	70%	108%	220%	108%

†	Unaudited.
*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  91

LAZARD EMERGING MARKETS INCOME PORTFOLIO

For the Period
Selected data for a share of capital	4/30/14* to
stock outstanding throughout the period	6/30/14†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (a)	— (b)
Net realized and unrealized gain	0.15
Total from investment operations	0.15
Net asset value, end of period	$10.15

Total Return (c)	1.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,111
Ratios to average net assets (d):
Net expenses	0.90%
Gross expenses	6.19%
Net investment loss	–0.23%
Portfolio turnover rate	0.00%

For the Period
Selected data for a share of capital	4/30/14* to
stock outstanding throughout the period	6/30/14†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized gain	0.16
Total from investment operations	0.15
Net asset value, end of period	$10.15

Total Return (c)	1.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$210
Ratios to average net assets (d):
Net expenses	1.20%
Gross expenses	17.33%
Net investment loss	–0.42%
Portfolio turnover rate	0.00%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EXPLORER TOTAL RETURN PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital	Ended	6/28/13* to
stock outstanding throughout each period	6/30/14†	12/31/13

Institutional Shares
Net asset value, beginning of period	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.16	0.16
Net realized and unrealized gain (loss)	0.20	(0.12)
Total from investment operations	0.36	0.04
Less distributions from:
Net investment income	(0.15)	(0.18)
Total distributions	(0.15)	(0.18)
Redemption fees	— (b)	—
Net asset value, end of period	$10.07	$9.86

Total Return (c)	3.64%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$146,378	$31,450
Ratios to average net assets (d):
Net expenses	1.30%	1.30%
Gross expenses	1.37%	2.97%
Net investment income	3.15%	3.15%
Portfolio turnover rate	97%	69%

	Six Months	For the Period
Selected data for a share of capital	Ended	6/28/13* to
stock outstanding throughout each period	6/30/14†	12/31/13

Open Shares
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.14	0.14
Net realized and unrealized gain (loss)	0.20	(0.11)
Total from investment operations	0.34	0.03
Less distributions from:
Net investment income	(0.13)	(0.15)
Total distributions	(0.13)	(0.15)
Redemption fees	— (b)	—
Net asset value, end of period	$10.09	$9.88

Total Return (c)	3.48%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,287	$2,665
Ratios to average net assets (d):
Net expenses	1.60%	1.60%
Gross expenses	1.91%	5.01%
Net investment income	2.87%	2.78%
Portfolio turnover rate	97%	69%

†	Unaudited.
*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  93

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2014 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than the US Equity Concentrated, Fundamental Long/Short, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2014. This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Shares class. Each Portfolio currently offers Institutional

Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by

94  Semi-Annual Report

using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of a Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. During the period ended June 30, 2014, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios traded in fixed-income securities.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of

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their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2014, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or in over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2014, transactions in options purchased and written were as follows:

Emerging Markets Multi Asset Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	67,440	$121,223
Options purchased	159,435	103,114
Options sold	(29,000)	(62,219)
Options expired	(197,875)	(162,118)
Options outstanding at end of period	—	$—
Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	67,440	$50,987
Options written	55,310	31,935
Options exercised	(107,490)	(66,952)
Options expired	(15,260)	(15,970)
Options outstanding at end of period	—	$—

Explorer Total Return Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	35,480	$63,877
Options purchased	103,910	67,261
Options sold	(15,500)	(33,254)
Options expired	(123,890)	(97,884)
Options outstanding at end of period	—	$—

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	35,480	$26,975
Options written	39,030	24,630
Options exercised	(59,980)	(36,734)
Options expired	(14,530)	(14,871)
Options outstanding at end of period	—	$—

None of the other Portfolios presented traded in options during the period ended June 30, 2014.

(e) Swap Agreements—Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

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Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the period ended June 30, 2014, Emerging Markets Multi Asset, Emerging Markets Debt and Explorer Total Return Portfolios traded in swap agreements with average notional amounts, which are indicative of the volume for the period, of $21,720,953, $1,743,819 and $33,311,938, respectively.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2013, the following Portfolios had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Core Equity	$5,072	$—
Developing Markets Equity	22,802,017	33,122,990
Emerging Markets Debt	8,244,856	—
Explorer Total Return	59,637	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

Emerging Markets Equity	$1,960,362
Developing Markets Equity	590
Emerging Markets Equity Blend	3,788,291
Emerging Markets Multi Asset	1,230,816
Explorer Total Return	13,232

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(g) Dividends and Distributions—Emerging Markets Debt and Explorer Total Return Portfolios intend to declare dividends from net investment income daily and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not dis-

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tributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholders distributions may result in reclassifications among certain capital accounts.

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—Excess cash in Portfolios’ demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(k) Redemption Fee—All Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.00
Emerging Markets Multi Asset	1.00
Emerging Markets Debt	0.80
Emerging Markets Income	0.65
Explorer Total Return	1.00

The Investment Manager has voluntarily agreed, through April 30 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	Year

Emerging Markets Equity	1.30%	1.60%	2015
Emerging Markets Core Equity	1.30	1.60	2015	(a)
Developing Markets Equity	1.30	1.60	2015
Emerging Markets Equity Blend	1.30	1.60	2015
Emerging Markets Multi Asset	1.30	1.60	2024
Emerging Markets Debt	1.00	1.30	2015	(b)
Emerging Markets Income	0.90	1.20	2016
Explorer Total Return	1.30	1.60	2015	(c)

(a)	Agreement is through October 31, 2015.
(b)	Agreement extends, for May 1, 2015 through April 30, 2014, at levels of 1.10% and 1.40%, respectively.
(c)	Effective July 1, 2014, percentages change to 1.20% and 1.50%, respectively.

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During the period ended June 30, 2014, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets
Core Equity	$84,238	$44,693	$4,475	$10,051
Emerging Markets
Equity Blend	24,889	—	4,764	—
Emerging Markets
Multi Asset	—	—	5,393	—
Emerging Markets
Debt	—	—	5,521	—
Emerging Markets
Income	5,451	33,889	178	2,111
Explorer Total Return	33,066	—	8,208	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2014, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Core Equity	$6,250
Emerging Markets Income	3,125

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations. During the period ended June 30, 2014, BFDS waived its fees as follows:

Portfolio	Amount

Emerging Markets Core Equity	$7,968
Emerging Markets Income	4,073

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$861,106,210	$1,553,545,075
Emerging Markets Core Equity	28,536,419	5,147,024
Developing Markets Equity	173,281,143	235,423,683

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Portfolio	Purchases	Sales

Emerging Markets Equity Blend	$215,555,905	$130,330,829
Emerging Markets Multi Asset	110,161,575	76,946,156
Emerging Markets Debt	202,000,685	366,707,598
Emerging Markets Income	736,942	—
Explorer Total Return	129,739,184	59,319,552

	US Government Securities
Portfolio	Purchases	Sales

Emerging Markets Debt	$5,119,296	$5,075,848

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2014, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

Emerging Markets Equity	$3,300,000	$3,300,000	1.09%	1
Emerging Markets Core Equity	1,700,000	1,700,000	1.10	4
Developing Markets Equity	1,528,571	3,800,000	1.09	7
Emerging Markets Debt	11,772,222	22,000,000	1.09	18

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2014 is categorized as Level 2 (see Note 9).

7. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and

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Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

Emerging Markets Equity Portfolio
Common Stocks
Russia	$928,203,133	$871,342,012	$—	$1,799,545,145
Thailand	130,771,049	269,948,661	—	400,719,710
Other	12,933,477,468	—	—	12,933,477,468
Short-Term Investment	492,860,477	—	—	492,860,477
Total	$14,485,312,127	$1,141,290,673	$—	$15,626,602,800
Emerging Markets Core Equity Portfolio
Common Stocks
Russia	$765,561	$449,490	$—	$1,215,051
Other	27,437,797	—	—	27,437,797
Preferred Stocks	900,654	—	—	900,654
Short-Term Investment	101,169	—	—	101,169
Total	$29,205,181	$449,490	$—	$29,654,671
Developing Markets Equity Portfolio
Common Stocks
Russia	$46,982,352	$8,153,314	$—	$55,135,666
Other	469,293,933	—	—	469,293,933
Preferred Stocks	18,058,027	—	—	18,058,027
Short-Term Investment	10,149,548	—	—	10,149,548
Total	$544,483,860	$8,153,314	$—	$552,637,174
Emerging Markets Equity Blend Portfolio
Common Stocks
Russia	$62,320,327	$14,777,416	$—	$77,097,743
Thailand	—	5,908,210	—	5,908,210
Other	587,161,345	—	—	587,161,345
Preferred Stocks	19,222,192	—	—	19,222,192
Short-Term Investment	22,456,633	—	—	22,456,633
Total	$691,160,497	$20,685,626	$—	$711,846,123

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

Emerging Markets Multi Asset Portfolio
Assets:
Common Stocks
Russia	$14,560,612	$3,343,422	$—	$17,904,034
Thailand	—	1,402,861	—	1,402,861
Other	138,734,495	—	—	138,734,495
Preferred Stocks	4,538,356	—	—	4,538,356
Corporate Bonds	—	14,934,277	—	14,934,277
Foreign Government Obligations	—	31,888,807	—	31,888,807
Quasi Government Bonds	—	2,017,444	—	2,017,444
Short-Term Investment	58,588,396	—	—	58,588,396
Warrant*	—	—	—	—
Other Financial Instruments**
Credit Default Swap Agreements	—	12,198	—	12,198
Forward Currency Contracts	—	685,134	—	685,134
Interest Rate Swap Agreements	—	11,277	—	11,277
Total	$216,421,859	$54,295,420	$—	$270,717,279
Liabilities:
Other Financial Instruments**
Credit Default Swap Agreements	$—	$(278,775)	$—	$(278,775)
Forward Currency Contracts	—	(581,744)	—	(581,744)
Interest Rate Swap Agreements	—	(20,944)	—	(20,944)
Total	$—	$(881,463)	$—	$(881,463)
Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$42,402,667	$—	$42,402,667
Foreign Government Obligations	—	217,209,758	—	217,209,758
Quasi Government Bonds	—	8,431,108	—	8,431,108
Short-Term Investment	16,003,844	—	—	16,003,844
Other Financial Instruments**
Forward Currency Contracts	—	357,928	—	357,928
Total	$16,003,844	$268,401,461	$—	$284,405,305
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(605,043)	$—	$(605,043)
Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations	$—	$2,051,161	$—	$2,051,161
US Treasury Securities	—	1,257,139	—	1,257,139
Short-Term Investment	1,611,700	—	—	1,611,700
Other Financial Instruments**
Forward Currency Contracts	—	25,518	—	25,518
Total	$1,611,700	$3,333,818	$—	$4,945,518
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(11,002)	$—	$(11,002)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

Explorer Total Return Portfolio
Assets:
Corporate Bonds	$—	$35,430,648	$—	$35,430,648
Foreign Government Obligations	—	61,153,464	—	61,153,464
Quasi Government Bonds	—	4,909,927	—	4,909,927
Short-Term Investment	48,554,551	—	—	48,554,551
Warrant*	—	—	—	—
Other Financial Instruments**
Credit Default Swap Agreements	—	24,264	—	24,264
Forward Currency Contracts	—	851,151	—	851,151
Interest Rate Swap Agreements	—	14,811	—	14,811
Total	$48,554,551	$102,384,265	$—	$150,938,816
Liabilities:
Other Financial Instruments**
Credit Default Swap Agreements	$—	$(709,175)	$—	$(709,175)
Forward Currency Contracts	—	(1,007,868)	—	(1,007,868)
Interest Rate Swap Agreements	—	(13,421)	—	(13,421)
Total	$—	$(1,730,464)	$—	$(1,730,464)

*	The warrant was reported in the Portfolios of Investments at zero market value.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (see footnote (b) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The swap agreements included in Level 2 were valued by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired return.

Emerging Markets Multi Asset Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $440,651,711 and $432,009,820, respectively.

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The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$12,198
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$685,134
Interest Rate Risk:
Gross unrealized appreciation on interest rate swap agreements	$11,277
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$278,775
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$581,744
Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$20,944

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(482,032)
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(89,034)
Net realized loss on purchased options	$(208,792)
Net realized gain on written options	$62,824
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(421,996)
Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(257,530)
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(18,871)
Net change in unrealized appreciation on purchased options	$22,374
Net change in unrealized depreciation on written options	$(9,268)
Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$13,972

Emerging Markets Debt Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $548,333,648 and $581,164,587, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$357,928
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$605,043

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(1,057,551)
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(1,285,399)

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Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(14,695)
Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$57,579

Emerging Markets Income Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $16,454,936 and $13,578,412, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$25,518
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$11,002

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(47,134)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$14,516

Explorer Total Return Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $373,659,673 and $360,322,916, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$24,264
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$851,151
Interest Rate Risk:
Gross unrealized appreciation on interest rate swap agreements	$14,811
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$709,175
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,007,868
Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$13,421

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(642,141)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$424,280
Net realized loss on purchased options	$(122,831)
Net realized gain on written options	$40,430
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(89,300)

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Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized depreciation on credit default swap agreements	$(685,510)
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(184,533)
Net change in unrealized appreciation on purchased options	$11,516
Net change in unrealized depreciation on written options	$(4,778)
Interest Rate Risk:
Net change in unrealized appreciation on interest rate swap agreements	$15,684

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2014.

As of June 30, 2014, Emerging Markets Multi Asset, Emerging Markets Debt, Emerging Markets Income and Explorer Total Return Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the affected Portfolios is presented in the below table, as of June 30, 2014:

Emerging Markets Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$12,198	$—	$12,198
Forward Currency Contracts	685,134	—	685,134
Interest Rate Swap Agreements	11,277	—	11,277
Total	$708,609	$—	$708,609

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$48,497	$(48,497)	$—	$—
BNP Paribas SA	21,371	(18,043)	—	3,328
Citibank NA	154,714	(48,567)	—	106,147
Credit Suisse Group AG	1,123	—	—	1,123
HSBC Bank USA	93,427	(46,236)	—	47,191
JPMorgan Chase Bank	203,235	(203,235)	—	—
Standard Chartered Bank	95,046	(95,046)	—	—
UBS AG	91,196	(81,471)	—	9,725
Total	$708,609	$(541,095)	$—	$167,514

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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$278,775	$—	$278,775
Forward Currency Contracts	581,744	—	581,744
Interest Rate Swap Agreements	20,944	—	20,944
Total	$881,463	$—	$881,463

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$169,689	$(48,497)	$—	$121,192
BNP Paribas SA	18,043	(18,043)	—	—
Citibank NA	48,567	(48,567)	—	—
HSBC Bank USA	46,236	(46,236)	—	—
JPMorgan Chase Bank	401,542	(203,235)	—	198,307
Standard Chartered Bank	115,915	(95,046)	—	20,869
UBS AG	81,471	(81,471)	—	—
Total	$881,463	$(541,095)	$—	$340,368

Emerging Markets Debt Portfolio
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$357,928	$—	$357,928

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$ 9,840	$(9,840)	$—	$—
Citibank NA	16,246	(16,246)	—	—
HSBC Bank USA	58,213	(58,213)	—	—
JPMorgan Chase Bank	127,651	(127,651)	—	—
Standard Chartered Bank	38,632	(38,632)	—	—
UBS AG	107,346	(107,346)	—	—
Total	$357,928	$(357,928)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$605,043	$—	$605,043

Semi-Annual Report   107

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$ 71,075	$(9,840)	$—	$61,235
Citibank NA	42,029	(16,246)	—	25,783
HSBC Bank USA	143,294	(58,213)	—	85,081
JPMorgan Chase Bank	151,532	(127,651)	—	23,881
Standard Chartered Bank	72,616	(38,632)	—	33,984
UBS AG	124,497	(107,346)	—	17,151
Total	$605,043	$(357,928)	$—	$247,115

Emerging Markets Income Portfolio
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$25,518	$—	$25,518

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$ 4,371	$(596)	$—	$3,775
BNP Paribas SA	127	—	—	127
Citibank NA	1,786	(351)	—	1,435
HSBC Bank USA	7,070	(232)	—	6,838
JPMorgan Chase Bank	7,701	(7,701)	—	—
Standard Chartered Bank	721	(305)	—	416
UBS AG	3,742	(256)	—	3,486
Total	$25,518	$(9,441)	$—	$16,077

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$11,002	$—	$11,002

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$ 596	$(596)	$—	$—
Citibank NA	351	(351)	—	—
HSBC Bank USA	232	(232)	—	—
JPMorgan Chase Bank	9,262	(7,701)	—	1,561
Standard Chartered Bank	305	(305)	—	—
UBS AG	256	(256)	—	—
Total	$11,002	$(9,441)	$—	$1,561

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Explorer Total Return Portfolio
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$24,264	$—	$24,264
Forward Currency Contracts	851,151	—	851,151
Interest Rate Swap Agreements	14,811	—	14,811
Total	$890,226	$—	$890,226

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$ 55,922	$(55,922)	$—	$—
Citibank NA	116,346	(8,246)	—	108,100
HSBC Bank USA	164,305	(66,347)	—	97,958
JPMorgan Chase Bank	282,921	(282,921)	—	—
Standard Chartered Bank	148,752	(148,752)	—	—
UBS AG	121,980	(121,980)	—	—
Total	$890,226	$(684,168)	$—	$206,058

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements	$709,175	$—	$709,175
Forward Currency Contracts	1,007,868	—	1,007,868
Interest Rate Swap Agreements	13,421	—	13,421
Total	$1,730,464	$—	$1,730,464

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$ 376,711	$(55,922)	$—	$320,789
Citibank NA	8,246	(8,246)	—	—
HSBC Bank USA	66,347	(66,347)	—	—
JPMorgan Chase Bank	782,179	(282,921)	—	499,258
Standard Chartered Bank	275,243	(148,752)	—	126,491
UBS AG	221,738	(121,980)	—	99,758
Total	$1,730,464	$(684,168)	$—	$1,046,296

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require adjustment or disclosure in the financial statements.

Semi-Annual Report  109

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Franci J. Blassberg (60)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – Present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

110  Semi-Annual Report

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg, who became a Director effective August 6, 2014, is an “interested person” (as defined in the Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  111

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Emerging Markets Income Portfolio

At a meeting of the Board held on February 26, 2014, the Board considered matters in connection with the approval of the Management Agreement between the Fund, on behalf of Lazard Emerging Markets Income Portfolio (the “New Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 33 active funds comprised approximately $24 billion of the approximately $187 billion of total assets under the management of the Investment Manager and its global subsidiaries as of December 31, 2013); the Investment Manager’s global investment manage-

ment platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from members of the New Portfolio’s proposed portfolio management team, including the strategy to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $24 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the comparison group for the New Portfolio (the “EMI Group”).

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the New Portfolio to the EMI Group and comparison universe (the “EMI Universe”), and the Directors noted the methodology and assumptions used by Lipper, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed management fee for the New Portfolio was below the EMI Group median for Institutional Shares and at the EMI Group median for Open Shares. The net expense ratio for the New Portfolio was below the EMI Group

112  Semi-Annual Report

and EMI Universe medians for Institutional Shares and above the EMI Group and EMI Universe medians for Open Shares (highest in the EMI Group (by less than one basis point) and EMI Universe). The Investment Manager’s representatives noted that the Open Shares expenses were at the EMI Group median before accounting for distribution/servicing fees and that several funds in the EMI Group did not have such fees.

The Directors also received information regarding advisory fees charged to the other Investment Manager client accounts with investment objectives, policies and strategies similar to those of the New Portfolio and considered the relevance of this fee information.

Performance. The Directors were provided with composite performance information for the Investment Manager’s emerging income and emerging markets currency income strategies.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to previous discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual amount of the New Portfolio’s assets is uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment

Manager’s representatives referenced information previously provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $187 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement for the New Portfolio was in the best interests of the New Portfolio.

Semi-Annual Report   113

All Portfolios except Lazard Emerging Markets Core Equity Portfolio and Lazard Emerging Markets Income Portfolio

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 34 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis, it was noted that, for at least one share class of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the Emerging Markets Debt Portfolio (although in the third quartile of the Group for each share class) and the Explorer Total Return Portfolio (highest in the Group for both share classes). For the Explorer Total Return Portfolio, the Investment Manager’s representatives stated that only two of the funds in the Groups were total return funds like the Portfolio and referred to another fund which the Investment Manager believed was an appropriate competitor fund, but was not included in the Groups, and noted that these three funds had management fees that were more similar to the Portfolio’s fee than other funds in the Groups. It also was noted that the Portfolio’s small size (smallest in the Groups) impacted management fees (which include administration fees) and that the contractual advisory fee was the same as another fund in the Groups.

It also was noted that, for at least one share class of all Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group, except for the Emerging Markets Debt Portfolio (though the expense ratios were near the median for both share classes) and Explorer Total

114  Semi-Annual Report

Return Portfolio (highest in the Groups for both share classes). After discussion with the Independent Directors, the Investment Manager agreed to lower the level of the expense limitation for the Explorer Total Return Portfolio by 0.10% to make the Portfolio’s expense ratios more competitive with peer funds. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2014.

The Directors noted that one or both share classes of Emerging Markets Equity and Emerging Markets Multi Asset Portfolios were at or above the median of the Group and/or Category for most or all periods; for the Developing Markets Equity Portfolio, five-year performance was in the first quartile of the Group and Category, although below median for shorter periods; for the Emerging Markets Debt Portfolio, year-to-date 2014 performance was above the Category medians, but below medians for the one- and three-

year periods; for the Emerging Markets Blend Portfolio, performance was at or below median; and Explorer Total Return Portfolio’s performance was below the Group and Category medians year-to-date in 2014 (the Portfolio commenced operations in 2013).

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the prof-

Semi-Annual Report  115

its are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, but would continue to monitor performance of the Portfolios that were not generally above or competitive with Group or Category medians.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio.

116  Semi-Annual Report

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS024

Lazard Funds Semi-Annual Report
June 30, 2014

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
6	Performance Overviews
9	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Credit Rating
12	Portfolios of Investments
12	Lazard US Corporate Income Portfolio
17	Lazard US Short Duration Fixed Income Portfolio
19	Lazard Global Fixed Income Portfolio
23	Notes to Portfolios of Investments
25	Statements of Assets and Liabilities
26	Statements of Operations
28	Statements of Changes in Net Assets
30	Financial Highlights
33	Notes to Financial Statements
41	Board of Directors and Officers Information
43	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2014, global equity markets rose steadily in comparison to a strong 2013. Stocks were somewhat volatile in the beginning of the year as investors were concerned that the US Federal Reserve (the “Fed”) might begin to raise interest rates sooner than previously expected. Regardless, broad market gains were recorded across North America, Europe, and Asia. Emerging-market equities recovered from a difficult 2013 due to an improving economic environment and despite growth concerns in China and negative market movements from the Russia-Ukraine crisis.

Global fixed-income markets performed well as interest rates declined and despite the ongoing tapering by the Fed. Emerging-market debt posted strong returns, supported by the credit-easing measures taken by the European Central Bank and the ongoing accommodative stance by the Fed.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in the Lazard Funds, may achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

For the first half of 2014, the US high yield market saw strong demand, pushing prices up and leading to positive returns in excess of the coupon. The high yield sector, however, lagged other US fixed income sectors such as investment grade corporates and Treasury bonds as interest rates fell.

High yield market spreads tightened by about 45 basis points (bps) during the first half to 348 bps. The BB sector tightened by 28 bps to 249 bps and the CCC sector tightened 92 bps to 639 bps. The removal of a large bankrupt utility from the CCC Index accounted for most of the CCC spread tightening. High yield mutual fund market inflows were very strong as investors sought yield, with net flows totaling approximately $7.1 billion. New high yield bond issuance in the US market was $121 billion in the second quarter, pushing year-to-date issuance to $210 billion. The domestic high yield market capitalization totals approximately $1.3 trillion, an all-time high. The Standard & Poor’s US trailing 12-month issuer default rate was 1.6% as of June 30, 2014, down from 2.1% in December 2013.

US Short Duration Fixed Income

As the Fed unwinds its asset purchases, the US interest rate environment has begun to normalize. This normalization is already reflected in market movements of longer-dated US Treasuries, which have reverted back to trading on the fundamentals of the US economy with regard to inflation expectations (which remain muted) and related volatility. However, interest rates in the short- and intermediate-duration areas of the fixed-income market continue to reflect the extraordinary monetary policy measures enacted by the Fed and appear expensive. In this environment, the global quest for yield and flight to perceived safety continue unabated as investors have piled into bond mutual funds since the 2008 financial crisis. With Fed policymakers looking to end the quantitative easing program and eventually remove the zero-interest-rate policy, concerns are finally mounting in fixed-income markets about a potential reversal of these extraordinary flows as there is no market precedent and, currently, little market-making capital for unwinding fixed-income positions.

Global Fixed Income

Interest rates in many core countries reflected a “flight to quality” rally in January that was fueled by macroeconomic uncertainty and a sell-off in equities and emerging markets securities. After closing the previous year at the high end of recent ranges, the yield of the bellwether 10-year maturity US government bond dropped from 3.0% to a low of 2.44% at the end of May, and proceeded to trade in a narrow band for the next few months, ending June at around 2.53%. US economic data continued to be weighed down by the lingering effects of a harsh winter, and a downward revision to first-quarter GDP – to 2.9% in June – gave investors reason to doubt the prospects for full-year momentum. Globally, a variety of factors likely contributed to the broad decline in yields, including a focus on accommodative action by the European Central Bank (ECB), bond-buying by banks that are being forced to raise capital ratios, and continued de-risking through bond buying by liability-driven investors. Furthermore, the simple fact that many investors are already “short,” or underweight, duration means that some investors and hedge funds have been forced to square up positions and chase the market moves by adding interest rate exposure. We also recognize that negative market movements from an escalation in Russia-Ukraine tensions have been short-lived thus far, but new conflict in Iraq only increases market complexity and uncertainty (producing winners and losers from volatile oil prices, for instance).

In the euro zone, most bonds also rallied despite improved, albeit modest, growth and inflation, and the 10-year German bund yield settled at 1.3%. Bonds in the European periphery appear to be fully priced at historically rich valuations as Spanish and Italian government bond yields reached levels similar to those of equivalent-maturity US government bonds. Australian and New Zealand rates also participated in the bond rally, as New Zealand hiked its official rates again and Australian economic data surprised to the upside. Yet, their bond markets rallied because we believe earlier pricing reflected expectations of more hawkish news.

Credit sectors registered strong returns for the year to date through June 30, with investment-grade corporates and sovereign external debt outperforming the high-yield and mortgage sectors in the second quarter. Specific trends that are of concern include strong issuance of covenant-light and hybrid bonds, plus aggressively priced and heavily oversubscribed bonds issued by Greece, Kenya, Cyprus, and Ecuador. However, there is better news on the corporate front, as recent earnings releases have exceeded expectations and have been supportive for bond spreads. In a recurring theme within the multinational corporate space, Apple and Monsanto both issued billions of dollars in debt once again to finance dividend payouts and share buybacks instead of repatriating excess funds from overseas.

Semi-Annual Report  3

Given the big move in rates and credit sectors, currencies continued to trade in relatively tight ranges during the six months, and were driven by country-specific or idiosyncratic catalysts. At the end of the period, the euro had depreciated by less than 0.40% versus the US dollar, which was an under-whelming response to the ECB’s dovish rhetoric. In contrast, the yen strengthened in concert with lower US rates, but held above key support levels at 100.80 as the Bank of Japan (BoJ) seems focused on preventing yen strength. Currency traders brushed off strong Japanese inflation numbers, which were considered a “one-time” adjustment due to the VAT (value-added tax) hike. Both the ECB and BoJ must be frustrated by recent dovish comments by the Fed, in our opinion, as these central banks are somewhat limited by US policy in their efforts to weaken their currencies, as it is to some degree the most important swing factor.

Lazard US Corporate Income Portfolio

For the six months ended June 30, 2014, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 3.95%, while Open Shares posted a total return of 4.00%, as compared with the 5.54% return for the BofA Merrill Lynch US BB-B Cash Pay Non-Distressed High Yield® Index (the “High Yield Index”).

The Portfolio underperformed over the first six months of 2014 primarily due to its shorter maturity structure relative to the High Yield Index. When interest rates decline, longer maturity securities generally move the most in price and out-perform. The Portfolio’s effective duration is approximately 3.7 years as compared to the High Yield Index duration of 4.4 years. The Portfolio is shorter in maturity by design in an effort to protect against rising interest rates. Performance was helped by overweight positions in the broadcasting, publishing/ printing, and technology industries, and by under-weight positions in metals/mining. Performance was hurt by underweight holdings in banking, energy, and telecommunications. Overweight positions in cable and gaming also detracted from performance.

Throughout the market volatility of the past several years, we have maintained our credit discipline. As of June 30, 2014, approximately 65% of the holdings by market value were rated BB- or better by Standard & Poor’s and 83% were rated B+ or better.

Lazard US Short Duration Fixed Income Portfolio

For the six months ended June 30, 2014, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.38%, while Open Shares posted a total return of 0.42%, as compared with the 0.41% return for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

For the first six months of the year, the Portfolio performed in line with the BofA Merrill Lynch 1-3 Year US Treasury Index. Performance was helped by positions in Agency mortgage-backed securities and the outperformance of BBB quality corporates. In contrast, shorter duration positioning in US Treasuries detracted from performance for the period.

Lazard Global Fixed Income Portfolio

For the six months ended June 30, 2014, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 4.74%, while Open Shares posted a total return of 4.59%, as compared with the 4.93% return for the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by country allocations, notably through overweight exposures to a variety of government bond markets including those of Australia, Ireland, Mexico, the Czech Republic, Poland, and Israel. The Portfolio was also helped by its lack of exposure to the Japanese market. Sector selection was also additive, notably as a result of overweight positions in non-government bond sectors, including sovereign external debt, high-yield corporates, and select emerging markets bonds. Additionally, returns were helped by currency positioning in the British pound, Australian dollar, and New Zealand dollar, along with an underweight bias to the euro.

The Portfolio’s defensive duration in the United States and core Europe detracted from performance, along with its avoidance of Spanish and Italian government bonds. Its modest underweight to the Japanese yen also created a minor drag on returns.

The portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. During the first half of 2014, the use of forward currency contracts did not have a material impact on the Portfolio.

4  Semi-Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, a Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Semi-Annual Report  5

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio, High Yield Index and BofA Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One Year	Five Years	Ten Years
Institutional Shares**	9.25%	10.54%	7.22%
Open Shares**	8.90%	10.24%	6.92%
High Yield Index	11.29%	12.06%	7.61%
BofA Merrill Lynch High Yield Master II Index	11.80%	13.94%	8.91%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US. The High Yield Index replaced the BofA Merrill Lynch High Yield Master II Index to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The High Yield Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the BofA Merrill Lynch High Yield Cash Pay® Index. The BofA Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade US domestic bond market. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

6  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio, BofA Merrill Lynch 1-3 Year US Treasury® Index and BofA Merrill Lynch 1-10 Year Municipal Bond® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One Year	Since Inception	†
Institutional Shares**	0.96%	1.77%
Open Shares**	0.84%	1.52%
BofA Merrill Lynch 1-3 Year US Treasury Index	0.76%	0.80%
BofA Merrill Lynch 1-10 Year Municipal Bond Index	3.77%	3.51%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities. The BofA Merrill Lynch 1-3 Year US Treasury Index replaced the BofA Merrill Lynch 1-10 Year Municipal Bond Index to reflect its changes from a municipal fund to its current investment strategy.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The BofA Merrill Lynch 1-10 Year Municipal Bond Index is a subset of the BofA Merrill Lynch US Municipal Securities® Index including all securities with a remaining term to final maturity less than 10 years. The BofA Merrill Lynch US Municipal Securities Index tracks the performance of US dollar-denominated investment grade tax-exempt debt publicly issued by US states and territories, and their political subdivisions. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Semi-Annual Report  7

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	One Year	Since Inception	†
Institutional Shares**	7.01%	1.64%
Open Shares**	6.69%	1.34%
Barclays Capital Global Aggregate Bond Index	7.39%	2.50%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

8  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2014 through June 30, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,039.50	$2.78	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,040.00	$4.30	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,003.80	$1.99	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Open Shares
Actual	$1,000.00	$1,004.20	$3.48	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Semi-Annual Report  9

Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,047.40	$4.06	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Open Shares
Actual	$1,000.00	$1,045.90	$5.58	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

10  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2014 (unaudited)

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	67.9%	8.3%
AA+	—	1.7	6.8
AA	—	—	1.4
AA-	—	1.1	9.6
A+	—	0.3	3.6
A	—	4.9	9.1
A-	—	8.9	15.1
BBB+	—	6.7	4.3
BBB	1.3	3.1	7.9
BBB-	4.0	—	1.8
BB+	10.8	—	2.6
BB	19.4	—	1.0
BB-	27.8	—	3.4
B+	16.8	—	—
B	10.1	—	0.4
B-	5.2	—	—
CCC+	1.3	—	—
NR	—	—	4.1
NA	—	—	18.3
Short-Term Investments	3.3	5.4	2.3
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  11

The Lazard Funds, Inc. Portfolios of Investments June 30, 2014 (unaudited)

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 95.5%

Aerospace & Defense | 3.1%
B/E Aerospace, Inc., 5.250%, 04/01/22	$1,300	$1,415,375
Bombardier, Inc., 7.750%, 03/15/20 (c)	1,600	1,808,240
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	1,500	1,586,250
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,396,500
		6,206,365
Apparel & Textiles | 0.7%
Levi Strauss & Co., 7.625%, 05/15/20	1,300	1,399,125

Automotive | 3.7%
Chrysler Group LLC, 8.250%, 06/15/21	1,400	1,582,000
Dana Holding Corp., 6.500%, 02/15/19	1,500	1,580,625
Schaeffler Finance BV:
7.750%, 02/15/17 (c)	250	281,875
4.750%, 05/15/21 (c)	1,000	1,030,000
The Goodyear Tire & Rubber Co., 8.250%, 08/15/20	1,775	1,948,063
Tomkins LLC, 9.000%, 10/01/18	769	818,831
		7,241,394
Building Materials | 2.1%
HD Supply, Inc., 8.125%, 04/15/19	1,400	1,538,250
Masco Corp., 6.125%, 10/03/16	1,500	1,651,875
USG Corp., 9.750%, 01/15/18	675	808,312
Vulcan Materials Co., 6.500%, 12/01/16	215	238,113
		4,236,550
Cable Television | 5.8%
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,695,000

Description	Principal Amount (000)	Value

CCO Holdings LLC, 5.250%, 03/15/21	$1,950	$1,998,750
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (c)	1,800	1,912,500
DISH DBS Corp., 5.125%, 05/01/20	1,000	1,051,250
Lynx I Corp., 5.375%, 04/15/21 (c)	1,810	1,900,500
Mediacom LLC, 9.125%, 08/15/19	175	183,750
Nara Cable Funding, Ltd., 8.875%, 12/01/18 (c)	1,075	1,147,562
Unitymedia Hessen GmbH & Co. KG, 7.500%, 03/15/19 (c)	1,400	1,494,500
		11,383,812
Chemicals | 4.3%
Chemtura Corp., 5.750%, 07/15/21	1,400	1,452,500
Eagle Spinco, Inc., 4.625%, 02/15/21	1,400	1,389,500
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,656,000
Ineos Finance PLC, 7.500%, 05/01/20 (c)	1,400	1,524,250
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	970,976
Tronox Finance LLC, 6.375%, 08/15/20	1,400	1,445,500
		8,438,726
Computer Services | 3.0%
Activision Blizzard, Inc., 5.625%, 09/15/21 (c)	1,400	1,508,500
First Data Corp.:
8.875%, 08/15/20 (c)	850	940,312
6.750%, 11/01/20 (c)	400	433,000
iGATE Corp., 4.750%, 04/15/19 (c)	1,500	1,526,250
Nuance Communications, Inc., 5.375%, 08/15/20 (c)	1,373	1,421,055
		5,829,117
Consumer Products | 0.7%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (c)	1,500	1,417,500

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Diversified | 1.6%
Amsted Industries, Inc., 5.000%, 03/15/22 (c)	$1,700	$1,700,000
Griffon Corp., 5.250%, 03/01/22	1,400	1,391,250
		3,091,250
Electric Generation | 1.8%
AES Corp.:
8.000%, 10/15/17	180	209,700
7.375%, 07/01/21	1,095	1,281,150
Calpine Corp.:
7.875%, 07/31/20 (c)	920	998,200
6.000%, 01/15/22 (c)	500	538,750
NRG Energy, Inc., 8.250%, 09/01/20	525	573,563
		3,601,363
Electronics | 0.8%
Amkor Technologies, Inc., 6.625%, 06/01/21	1,400	1,491,000

Energy Exploration & Production | 3.2%
Chesapeake Energy Corp., 5.375%, 06/15/21	1,450	1,544,250
Denbury Resources, Inc., 5.500%, 05/01/22	1,400	1,431,500
Linn Energy LLC, 6.500%, 05/15/19	1,750	1,846,250
Plains Exploration & Production Co., 6.500%, 11/15/20	1,400	1,562,750
		6,384,750
Energy Services | 2.5%
Cie Generale de Geophysique-Veritas, 7.750%, 05/15/17	596	604,940
Citgo Petroleum Corp., 11.500%, 07/01/17 (c)	1,250	1,325,000
Expro Finance Luxembourg SCA, 8.500%, 12/15/16 (c)	429	448,305
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	1,600	1,596,000
PBF Holding Co. LLC, 8.250%, 02/15/20	900	981,000
		4,955,245

Description	Principal Amount (000)	Value

Environmental | 0.9%
Clean Harbors, Inc., 5.250%, 08/01/20	$1,750	$1,804,688

Financial Services | 2.5%
Aircastle, Ltd., 5.125%, 03/15/21	1,500	1,552,500
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,606,875
International Lease Finance Corp.:
8.625%, 09/15/15	500	541,250
5.750%, 05/15/16	500	535,625
8.750%, 03/15/17	500	581,250
		4,817,500
Food & Beverages | 3.6%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,503,750
Constellation Brands, Inc., 7.250%, 05/15/17	950	1,088,938
Del Monte Corp., 7.625%, 02/15/19	1,039	1,082,742
HJ Heinz Co., 4.250%, 10/15/20	1,600	1,610,000
Post Holdings, Inc., 7.375%, 02/15/22	1,650	1,784,062
		7,069,492
Forest & Paper Products | 1.8%
Cascades, Inc., 5.500%, 07/15/22 (c)	1,500	1,496,250
Smurfit Kappa Acquisitions, 4.875%, 09/15/18 (c)	1,050	1,105,125
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	862,500
		3,463,875
Gaming | 4.2%
Boyd Gaming Corp., 9.125%, 12/01/18	1,350	1,436,062
GLP Capital LP, 4.875%, 11/01/20 (c)	1,500	1,545,000
Marina District Finance Co., Inc., 9.875%, 08/15/18	500	527,500
MGM Resorts International, 6.625%, 12/15/21	1,000	1,112,500
Pinnacle Entertainment, Inc., 6.375%, 08/01/21	1,250	1,318,750
Scientific Games Corp., 8.125%, 09/15/18	350	366,625

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Scientific Games International, Inc., 6.250%, 09/01/20	$850	$837,250
Wynn Las Vegas LLC, 7.750%, 08/15/20	1,050	1,144,500
		8,288,187
Gas Distribution | 4.1%
El Paso Corp., 7.000%, 06/15/17	650	733,688
Energy Transfer Equity LP, 7.500%, 10/15/20	1,250	1,443,750
Ferrellgas Partners LP:
8.625%, 06/15/20	520	555,100
6.500%, 05/01/21	500	521,875
Kinder Morgan, Inc., 5.000%, 02/15/21 (c)	1,275	1,322,812
NGPL PipeCo LLC, 7.119%, 12/15/17 (c)	505	512,575
Regency Energy Partners LP, 5.750%, 09/01/20	1,300	1,400,750
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (c)	1,450	1,566,000
		8,056,550
Health Services | 5.8%
Biomet, Inc., 6.500%, 08/01/20	1,750	1,885,625
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,533,000
Fresenius US Finance II, Inc., 9.000%, 07/15/15 (c)	525	565,688
Grifols Worldwide Operations, Ltd., 5.250%, 04/01/22 (c)	1,475	1,530,312
HCA, Inc., 6.500%, 02/15/20	1,600	1,800,000
LifePoint Hospitals, Inc., 5.500%, 12/01/21 (c)	1,400	1,466,500
Service Corp. International, 6.750%, 04/01/16	750	808,125
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	715,750
4.375%, 10/01/21	1,250	1,242,187
		11,547,187

Description	Principal Amount (000)	Value

Leisure & Entertainment | 3.3%
ACCO Brands Corp., 6.750%, 04/30/20	$1,750	$1,833,125
Cedar Fair LP:
9.125%, 08/01/18	225	236,700
5.250%, 03/15/21	1,250	1,287,500
Regal Entertainment Group, 5.750%, 03/15/22	1,450	1,504,375
Royal Caribbean Cruises, Ltd., 7.250%, 06/15/16	330	363,825
Six Flags Entertainment Corp., 5.250%, 01/15/21 (c)	1,400	1,435,000
		6,660,525
Machinery | 1.4%
Terex Corp., 6.500%, 04/01/20	1,600	1,736,800
The Manitowoc Co., Inc., 8.500%, 11/01/20	1,000	1,115,000
		2,851,800
Media | 6.8%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,500,000
CBS Outdoor Americas Capital, Inc., 5.250%, 02/15/22 (c)	1,500	1,541,250
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,750	1,885,625
LIN Television Corp., 8.375%, 04/15/18	1,400	1,466,500
Nielsen Finance LLC, 5.000%, 04/15/22 (c)	1,800	1,813,500
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,911,875
Sirius XM Radio, Inc., 5.750%, 08/01/21 (c)	1,500	1,575,000
WMG Acquisition Corp., 6.000%, 01/15/21 (c)	1,620	1,672,650
		13,366,400
Metals & Mining | 1.6%
Calcipar SA, 6.875%, 05/01/18 (c)	1,350	1,424,250
First Quantum Minerals, Ltd.:
6.750%, 02/15/20 (c)	862	887,860
7.000%, 02/15/21 (c)	862	886,783
		3,198,893

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Packaging | 3.3%
Ardagh Packaging Finance PLC, 7.375%, 10/15/17 (c)	$1,350	$1,424,655
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,500	1,582,500
Sealed Air Corp., 8.125%, 09/15/19 (c)	1,775	1,954,719
Silgan Holdings, Inc., 5.000%, 04/01/20	1,475	1,511,875
		6,473,749
Pharmaceutical & Biotechnology | 1.2%
Mylan, Inc., 7.875%, 07/15/20 (c)	650	719,458
Valeant Pharmaceuticals International, 6.375%, 10/15/20 (c)	1,500	1,593,750
		2,313,208
Printing & Publishing | 2.8%
Gannett Co., Inc., 7.125%, 09/01/18	1,676	1,749,325
R.R. Donnelley & Sons Co., 7.250%, 05/15/18	1,016	1,176,020
The McClatchy Co., 9.000%, 12/15/22	1,100	1,255,375
Time, Inc., 5.750%, 04/15/22 (c)	1,425	1,439,250
		5,619,970
Real Estate | 1.6%
CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	1,600	1,682,000
DuPont Fabros Technology LP, 5.875%, 09/15/21	1,400	1,463,000
		3,145,000
Retail | 1.3%
Netflix, Inc., 5.375%, 02/01/21	1,450	1,518,875
QVC, Inc., 7.500%, 10/01/19 (c)	1,000	1,051,069
		2,569,944
Steel-Producers | 2.7%
AK Steel Corp., 7.625%, 05/15/20	275	283,250

Description	Principal Amount (000)	Value

ArcelorMittal SA, 6.000%, 03/01/21	$1,400	$1,515,500
Steel Dynamics, Inc., 6.125%, 08/15/19	1,800	1,957,500
United States Steel Corp., 6.050%, 06/01/17	1,475	1,596,688
		5,352,938
Support Services | 2.7%
Algeco Scotsman Global Finance PLC, 8.500%, 10/15/18 (c)	1,250	1,328,125
Avis Budget Car Finance, Inc., 5.125%, 06/01/22 (c)	1,600	1,602,000
The ADT Corp., 6.250%, 10/15/21	1,400	1,484,000
United Rentals North America, Inc., 7.375%, 05/15/20	750	828,750
		5,242,875
Technology Hardware | 1.5%
Denali Borrower Finance Corp., 5.625%, 10/15/20 (c)	1,400	1,484,000
NCR Corp., 4.625%, 02/15/21	1,450	1,460,875
		2,944,875
Telecommunications | 7.5%
CenturyLink, Inc., 5.625%, 04/01/20	1,800	1,899,000
Equinix, Inc., 4.875%, 04/01/20	1,800	1,845,000
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,755,000
GCI, Inc., 8.625%, 11/15/19	1,000	1,056,250
Intelsat Jackson Holdings, Ltd., 7.250%, 04/01/19	1,300	1,382,875
SBA Telecommunications, Inc., 5.750%, 07/15/20	1,500	1,590,000
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,626,187
T-Mobile USA, Inc., 6.250%, 04/01/21	1,850	1,965,625
Windstream Corp., 8.125%, 09/01/18	1,575	1,653,750
		14,773,687

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (concluded)

Transportation | 1.6%
Hapag-Lloyd AG, 9.750%, 10/15/17 (c)	$1,075	$1,147,563
Teekay Corp., 8.500%, 01/15/20	1,725	1,992,375
		3,139,938
Total Corporate Bonds (Identified cost $179,602,224)		188,377,478

Description	Shares	Value

Short-Term Investment | 3.3%
State Street Institutional Treasury Money Market Fund (Identified cost $6,499,460)	6,499,460	$6,499,460

Total Investments | 98.8% (Identified cost $186,101,684) (b)		$194,876,938

Cash and Other Assets in Excess of Liabilities | 1.2%		2,433,286

Net Assets | 100.0%		$197,310,224

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio

Corporate Bonds | 18.5%

Chemicals | 1.2%
Albemarle Corp., 5.100%, 02/01/15	$1,300	$1,333,340

Financial Services | 11.1%
Bear Stearns Cos., LLC, 5.700%, 11/15/14	192	195,693
Citigroup, Inc., 5.500%, 10/15/14	1,425	1,445,571
Goldman Sachs Group, Inc.:
5.000%, 10/01/14	709	717,140
5.500%, 11/15/14	340	346,361
3.300%, 05/03/15	1,400	1,431,094
JPMorgan Chase & Co., 3.400%, 06/24/15	1,950	2,006,332
Morgan Stanley, 6.000%, 04/28/15	2,970	3,108,126
Western Union Co., 5.930%, 10/01/16	2,326	2,553,243
		11,803,560
Retail | 1.3%
CVS Caremark Corp., 3.250%, 05/18/15	1,000	1,025,487
Kroger Co., 4.950%, 01/15/15	325	332,774
		1,358,261
Technology | 3.7%
Amphenol Corp., 4.750%, 11/15/14	2,241	2,275,469
Equifax, Inc., 4.450%, 12/01/14	1,604	1,629,789
		3,905,258
Telecommunications | 1.2%
BellSouth Corp., 5.200%, 09/15/14	1,290	1,302,599

Total Corporate Bonds (Identified cost $19,672,212)		19,703,018
Description	Principal Amount (000)	Value

Municipal Bonds | 5.4%

California | 1.7%
California State Taxable Various Purpose:
1.050%, 02/01/16	$1,175	$1,183,472
5.500%, 03/01/16	575	620,195
		1,803,667
District of Columbia | 0.5%
District of Columbia Revenue National Public Radio Series A, 5.000%, 04/01/43 (Pre-Refunded to 04/01/15 @ $100) (a)	500	518,035

Illinois | 0.5%
Railsplitter Illinois Tobacco Settlement Authority, 4.125%, 06/01/16	500	528,720

Kentucky | 0.2%
Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18	275	286,540

Maryland | 0.5%
Washington Maryland Suburban Sanitary District Sewer Disposal, 5.000%, 06/01/20 (Pre-Refunded to 06/01/15 @ $100) (a)	500	522,210

Massachusetts | 1.0%
Massachusetts State Construction Loan Series A, 5.000%, 03/01/17 (Pre-Refunded to 03/01/15 @ $100) (a)	500	516,015
Massachusetts State School Building Authority Sales Tax Revenue Series A, 5.000%, 08/15/17 (Pre-Refunded to 08/15/15 @ $100) (a)	500	526,930
		1,042,945
Michigan | 0.5%
Michigan State Hospital Finance Authority Series A Trinity Health, 5.250%, 12/01/15	500	535,340

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Virginia | 0.5%
Richmond VA Public Improvement Series A, 5.000%, 07/15/17 (Pre-Refunded to 07/15/15 @ $100) (a)	$500	$524,920

Total Municipal Bonds (Identified cost $5,730,595)		5,762,377

US Government Securities | 30.7%
Federal Home Loan Mortgage Corp.:
Pool# 848138, 2.429%, 07/01/38	1,355	1,445,394
Pool# 1B4676, 3.777%, 05/01/40	1,229	1,312,634
Pool# 1B8709, 2.079%, 08/01/34	489	513,404
Pool# 1H2577, 2.375%, 09/01/35	1,644	1,755,396
Pool# 1Q1531, 2.382%, 04/01/38	1,239	1,317,805
Pool# G11720, 4.500%, 08/01/20	563	597,779
Pool# G13867, 5.000%, 06/01/25	637	683,771
Series 3725, Class A, 3.500%, 09/15/24	558	581,287
Federal National Mortgage Association:
Pool# 725296, 2.231%, 03/01/34	1,185	1,265,508
Pool# 725429, 5.000%, 05/01/19	837	891,411
Pool# 834928, 1.940%, 07/01/35	1,706	1,807,543
Pool# 889735, 5.500%, 07/01/23	660	723,560
Pool# 889828, 5.000%, 10/01/19	538	572,792
Pool# 963058, 4.880%, 05/01/38	1,151	1,226,004
Pool# 995609, 2.498%, 04/01/35	1,380	1,475,747
Pool# AD0278, 4.281%, 09/01/39	383	410,671
Pool# AD0701, 2.283%, 02/01/37	1,551	1,649,296
Pool# AE0149, 2.326%, 12/01/36	1,290	1,374,885
Pool# AE0315, 4.500%, 02/01/21	210	223,585
Pool# AE0887, 3.708%, 09/01/40	619	660,552
Pool# AL0345, 2.406%, 11/01/35	1,281	1,360,444
Pool# AL3232, 3.788%, 02/01/40	721	764,712
Description	Principal Amount (000)	Value

Pool# AL3260, 2.453%, 07/01/38	$807	$859,790
Pool# AL3739, 2.299%, 07/01/38	462	491,885
Pool# AL3746, 2.316%, 01/01/37	1,496	1,595,405
Pool# AL3941, 6.000%, 03/01/24	1,037	1,123,025
Pool# AL4118, 2.384%, 05/01/35	1,017	1,085,390
Pool# AL4545, 2.308%, 05/01/39	1,333	1,418,135
Pool# AL4660, 3.649%, 11/01/41	1,396	1,478,165
Series 2005-45, Class XA, 0.492%, 06/25/35	1,998	1,999,439

Total US Government Securities (Identified cost $32,486,280)		32,665,414

US Treasury Security | 28.5%
US Treasury Note, 2.125%, 11/30/14 (Identified cost $30,221,181)	29,970	30,224,055

Description	Shares	Value

Short-Term Investment | 4.8%
State Street Institutional Treasury Money Market Fund (Identified cost $5,076,641)	5,076,641	$5,076,641

Total Investments | 87.9% (Identified cost $93,186,909) (b)		$93,431,505

Cash and Other Assets in Excess of Liabilities | 12.1%		12,836,473

Net Assets | 100.0%		$106,267,978

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 32.3%

Australia | 2.6%
Mercedes-Benz Australia/Pacific Property, Ltd., 4.500%, 05/18/15	AUD	80	$76,278
Telstra Corp., Ltd., 6.250%, 04/15/15	AUD	85	82,199
			158,477
Canada | 3.5%
Bombardier, Inc., 7.500%, 03/15/18 (c)	USD	30	33,825
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	65	69,329
Suncor Energy, Inc., 6.100%, 06/01/18	USD	40	46,423
The Toronto-Dominion Bank, 1.824%, 04/03/17	CAD	65	60,983
			210,560
Chile | 1.7%
Codelco, Inc., 3.750%, 11/04/20	USD	100	104,266

France | 0.9%
Orange SA, 5.375%, 07/08/19	USD	50	56,966

Italy | 1.3%
Atlantia SpA, 4.375%, 09/16/25	EUR	50	81,404

Luxembourg | 1.2%
ArcelorMittal SA, 5.000%, 02/25/17	USD	30	31,725
HeidelbergCement Finance Luxembourg SA, 3.250%, 10/21/21	EUR	30	43,071
			74,796
Netherlands | 4.1%
BMW Finance NV, 3.375%, 12/14/18	GBP	50	89,138
Description	Security Currency	Principal Amount (000)	Value

Volkswagen International Finance NV, 2.150%, 05/23/16	CNY	1,000	$159,485
			248,623
United Kingdom | 5.9%
BG Energy Capital PLC, 5.125%, 12/01/25	GBP	50	94,812
Centrica PLC, 7.000%, 09/19/18	GBP	50	100,757
GKN Holdings PLC, 6.750%, 10/28/19	GBP	30	59,326
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	101,600
			356,495
United States | 11.1%
AES Corp., 7.750%, 10/15/15	USD	20	21,450
Anheuser-Busch InBev Worldwide, Inc., 9.750%, 11/17/15	BRL	100	45,259
Constellation Brands, Inc., 7.250%, 05/15/17	USD	40	45,850
Fresenius US Finance II, Inc., 9.000%, 07/15/15	USD	20	21,550
General Electric Capital Corp., 5.500%, 02/01/17	NZD	75	66,704
Goldman Sachs Group, Inc., 6.250%, 09/01/17	USD	40	45,538
HCA, Inc., 6.500%, 02/15/20	USD	30	33,750
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	USD	35	37,013
JPMorgan Chase & Co., 3.875%, 09/23/20	EUR	50	78,422
Morgan Stanley, 2.500%, 01/24/19	USD	75	75,840
Nestle Holdings, Inc., 2.500%, 07/10/17	NOK	200	33,405
Sealed Air Corp., 8.125%, 09/15/19 (c)	USD	25	27,531
Valeant Pharmaceuticals International, 6.750%, 10/01/17 (c)	USD	25	26,063
Valero Energy Corp., 6.125%, 02/01/20	USD	45	53,177

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Wynn Las Vegas LLC, 7.750%, 08/15/20	USD	35	$38,150
Yum! Brands, Inc., 3.750%, 11/01/21	USD	25	25,751
			675,453
Total Corporate Bonds (Identified cost $1,938,819)			1,967,040

Foreign Government Obligations | 53.0%

Australia | 5.6%
Australia Government Bond, 3.250%, 04/21/29	AUD	80	69,848
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	125	131,363
Western Australian Treasury Corp., 3.000%, 06/08/16	AUD	145	137,431
			338,642
Bahamas | 1.6%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	90	99,990

Belgium | 2.9%
Belgium Kingdom, 4.250%, 09/28/22	EUR	105	176,763

Bermuda | 1.8%
Government of Bermuda, 5.603%, 07/20/20	USD	100	111,500

Canada | 6.2%
Province of Alberta, 4.000%, 12/01/19	CAD	70	72,356
Province of British Columbia, 3.700%, 12/18/20	CAD	65	66,255
Province of Ontario:
6.250%, 06/16/15	NZD	75	66,919
2.850%, 06/02/23	CAD	150	139,786
Province of Quebec, 3.500%, 07/29/20	USD	30	32,105
			377,421
Description	Security Currency	Principal Amount (000)	Value

Colombia | 3.0%
Republic of Colombia:
12.000%, 10/22/15	COP	68,000	$39,507
7.375%, 01/27/17	USD	100	114,850
4.375%, 03/21/23	COP	62,000	30,226
			184,583
Czech Republic | 2.1%
Czech Republic, 2.500%, 08/25/28	CZK	2,420	125,263

France | 2.9%
Government of France, 4.250%, 10/25/23	EUR	105	178,901

Ireland | 2.0%
Ireland Government Bond, 4.400%, 06/18/19	EUR	77	123,262

Israel | 3.0%
Israel Fixed Government Bonds:
5.500%, 01/31/22	ILS	380	134,419
4.250%, 03/31/23	ILS	140	46,274
			180,693
Mexico | 2.1%
Mexican Bonos, 7.750%, 12/14/17	MXN	660	56,836
United Mexican States, 6.750%, 02/06/24	GBP	35	73,077
			129,913
New Zealand | 2.7%
Auckland Council, 4.620%, 03/29/16	NZD	100	87,704
New Zealand Government Bond, 3.000%, 04/15/20	NZD	90	73,998
			161,702
Peru | 1.9%
Peru Bono Soberano, 7.840%, 08/12/20	PEN	285	116,965
Philippines | 2.4%
Republic of Philippines, 4.950%, 01/15/21	PHP	6,000	145,876

Poland | 5.1%
Poland Government Bond, 5.750%, 04/25/29	PLN	465	187,752

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Republic of Poland, 3.000%, 03/17/23	USD	125	$121,437
			309,189

United Kingdom | 5.8%
United Kingdom Gilt, 1.750%, 07/22/19	GBP	70	118,176
United Kingdom Treasury:
2.250%, 09/07/23	GBP	55	90,913
4.250%, 12/07/27	GBP	40	77,824
4.250%, 06/07/32	GBP	35	68,248
			355,161
Vietnam | 1.9%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	100	113,000

Total Foreign Government Obligations (Identified cost $3,122,331)			3,228,824

Quasi Government Bonds | 4.7%

Canada | 2.8%
Hydro-Quebec, 9.625%, 07/15/22	CAD	70	97,685
Ontario Electricity Financial Corp., 10.125%, 10/15/21	CAD	50	70,047
			167,732
Germany | 1.9%
KfW, 2.875%, 10/12/16	NOK	560	93,583
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	130	21,908
			115,491
Total Quasi Government Bonds (Identified cost $290,749)			283,223

Supranationals | 3.7%
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	85	90,149
Description	Security Currency	Principal Amount (000)	Value

Inter-American Development Bank:
5.250%, 07/19/16	BRL	100	$41,503
6.000%, 12/15/17	NZD	30	27,347
International Bank for Reconstruction & Development, 1.375%, 06/23/19	SEK	420	63,075

Total Supranationals (Identified cost $219,634)			222,074

US Municipal Bonds | 3.6%

Alaska | 1.4%
Alaska State Qualified School Construction Bond, 5.342%, 08/01/27	USD	75	88,714

Texas | 2.2%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	50	54,187
University of Texas Build America Bond, Series B, 6.276%, 08/15/41	USD	70	78,888
			133,075
Total US Municipal Bonds (Identified cost $224,575)			221,789

Description	Shares	Value

Short-Term Investment | 2.3%

State Street Institutional Treasury Money Market Fund (Identified cost $138,737)	138,737	$138,737

Total Investments | 99.6% (Identified cost $5,934,845) (b), (d)		$6,061,687

Cash and Other Assets in Excess of Liabilities | 0.4%		24,940

Net Assets | 100.0%		$6,086,627

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
CHF	CAN	08/20/14	17,617	$19,808	$19,874	$66	$—
CHF	CIT	08/20/14	47,630	53,566	53,732	166	—
DKK	CSF	08/20/14	99,403	18,252	18,261	9	—
EUR	CIT	08/20/14	12,458	17,070	17,061	—	9
EUR	CIT	08/20/14	12,480	17,125	17,092	—	33
EUR	CIT	08/20/14	55,119	75,166	75,489	323	—
EUR	CIT	08/20/14	68,363	93,638	93,626	—	12
EUR	CIT	08/20/14	89,545	121,902	122,636	734	—
EUR	CIT	08/20/14	435,166	595,763	595,982	219	—
GBP	CIT	08/20/14	23,641	40,000	40,444	444	—
INR	BNP	08/21/14	2,012,304	33,900	33,068	—	832
INR	HSB	08/21/14	1,543,360	26,000	25,362	—	638
JPY	CIT	08/20/14	12,200,556	120,000	120,477	477	—
JPY	CIT	08/20/14	83,501,896	823,547	824,555	1,008	—
MXN	HSB	08/20/14	1,824,266	139,280	140,142	862	—
SGD	SSB	08/20/14	10,697	8,561	8,579	18	—
Total Forward Currency Purchase Contracts				$2,203,578	$2,206,380	$4,326	$1,524

Forward Currency Sale Contracts
AUD	CAN	08/20/14	338,246	$314,637	$317,839	$—	$3,202
AUD	CIT	08/20/14	43,047	39,600	40,449	—	849
AUD	RBC	08/20/14	36,100	33,200	33,923	—	723
BRL	CAN	07/29/14	51,679	22,599	23,210	—	611
BRL	CAN	07/29/14	78,016	34,232	35,038	—	806
CAD	CIT	08/20/14	29,443	27,100	27,560	—	460
CAD	RBC	08/20/14	65,376	60,155	61,195	—	1,040
CAD	RBC	08/20/14	286,919	263,223	268,569	—	5,346
COP	CIT	07/28/14	58,620,000	30,000	31,192	—	1,192
CZK	JPM	08/29/14	1,153,877	57,100	57,604	—	504
EUR	CIT	08/20/14	61,369	83,580	84,048	—	468
GBP	CIT	08/20/14	32,935	55,400	56,344	—	944
GBP	CIT	08/20/14	53,958	90,133	92,308	—	2,175
GBP	HSB	08/20/14	69,687	117,258	119,216	—	1,958
GBP	HSB	08/20/14	127,736	214,713	218,523	—	3,810
ILS	BNP	08/12/14	156,968	45,007	45,729	—	722
ILS	BNP	08/12/14	436,333	126,500	127,116	—	616
MXN	HSB	08/20/14	346,929	26,700	26,652	48	—
MXN	HSB	08/20/14	373,645	28,600	28,704	—	104
MXN	HSB	08/20/14	1,055,519	81,231	81,087	144	—
NOK	HSB	08/20/14	865,563	145,384	140,855	4,529	—
NZD	BRC	08/20/14	73,751	62,700	64,282	—	1,582
NZD	CAN	08/20/14	258,368	221,215	225,195	—	3,980
PEN	CIT	07/30/14	133,638	47,122	47,609	—	487
PHP	CIT	08/20/14	6,167,685	141,299	141,163	136	—
PLN	HSB	08/20/14	388,485	126,401	127,524	—	1,123
Total Forward Currency Sale Contracts				$2,495,089	$2,522,934	4,857	32,702
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$9,183	$34,226

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2014 (unaudited)

(a)	Security collateralized by an amount sufficient to pay principal and interest.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

US Corporate Income	$186,101,684	$8,879,809	$104,555	$8,775,254
US Short Duration Fixed Income	93,186,909	279,090	34,494	244,596
Global Fixed Income	5,934,845	187,606	60,764	126,842

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at June 30, 2014. The percentage of net assets for each Portfolio is as follows:

Portfolio	Percentage of Net Assets

US Corporate Income	30.1%
Global Fixed Income	1.4

(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:
AUD	—	Australian Dollar	INR	—	Indian Rupee
BRL	—	Brazilian Real	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CNY	—	Chinese Renminbi	NZD	—	New Zealand Dollar
COP	—	Colombian Peso	PEN	—	Peruvian Nuevo Sol
CZK	—	Czech Koruna	PHP	—	Philippine Peso
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
ILS	—	Israeli Shekel	USD	—	United States Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	HSB	—	HSBC Bank USA
BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SSB	—	State Street Bank and Trust Co.
CSF	—	Credit Suisse Group AG

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry*	Lazard Global Fixed Income Portfolio

Aerospace & Defense	2.8%
Alcohol & Tobacco	0.7
Automotive	6.3
Banking	1.4
Building Materials	0.7
Cable Television	1.1
Electric	2.8
Electric Generation	0.4
Energy Exploration & Production	1.6
Energy Integrated	0.9
Energy Services	0.8
Financial Services	5.9
Food & Beverages	1.3
Gaming	0.6
Gas Utilities	1.7
Health Services	0.9
Leisure & Entertainment	0.4
Metals & Mining	2.2
Packaging	0.5
Pharmaceutical & Biotechnology	0.4
Telecommunications	2.3
Transportation	1.3
Subtotal	37.0
Foreign Government Obligations	53.0
Supranationals	3.7
US Municipal Bonds	3.6
Short-Term Investment	2.3
Total Investments	99.6%
*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

	Lazard	Lazard	Lazard
	US Corporate	US Short Duration	Global Fixed
June 30, 2014	Income Portfolio	Fixed Income Portfolio	Income Portfolio

ASSETS
Investments in securities, at value	$194,876,938	$93,431,505	$6,061,687
Foreign currency	—	—	81
Receivables for:
Interest	3,004,003	520,137	90,218
Capital stock sold	17,758	13,332,948	196
Amount due from Investment Manager (Note 3)	—	—	14,469
Gross unrealized appreciation on forward currency contracts	—	—	9,183
Total assets	197,898,699	107,284,590	6,175,834

LIABILITIES
Payables for:
Management fees	57,799	5,427	—
Accrued directors’ fees	1,229	462	39
Accrued distribution fees	478	14	16
Capital stock redeemed	463,395	6,471	22
Dividends	30,379	9,164	—
Investments purchased	—	975,877	32,627
Gross unrealized depreciation on forward currency contracts	—	—	34,226
Other accrued expenses and payables	35,195	19,197	22,277
Total liabilities	588,475	1,016,612	89,207
Net assets	$197,310,224	$106,267,978	$6,086,627

NET ASSETS
Paid in capital	$192,822,696	$106,395,890	$6,017,110
Distributions in excess of net investment income	(33,853)	(96,446)	(22,169)
Accumulated net realized loss	(4,253,873)	(276,062)	(10,843)
Net unrealized appreciation (depreciation) on:
Investments	8,775,254	244,596	126,842
Foreign currency and forward currency contracts	—	—	(24,313)
Net assets	$197,310,224	$106,267,978	$6,086,627

Institutional Shares
Net assets	$194,990,481	$106,221,497	$6,004,381
Shares of capital stock outstanding*	38,448,729	10,598,801	610,110
Net asset value, offering and redemption price per share	$5.07	$10.02	$9.84

Open Shares
Net assets	$2,319,743	$46,481	$82,246
Shares of capital stock outstanding*	455,123	4,631	8,360
Net asset value, offering and redemption price per share	$5.10	$10.04	$9.84

Cost of investments in securities	$186,101,684	$93,186,909	$5,934,845
Cost of foreign currency	$—	$—	$80

* $0.001 par value, 6,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Statements of Operations (unaudited)

	Lazard	Lazard	Lazard
	US Corporate	US Short Duration	Global Fixed
For the Six Months Ended June 30, 2014	Income Portfolio	Fixed Income Portfolio	Income Portfolio

Investment Income
Income
Interest*	$5,587,916	$509,265	$89,483

Expenses
Management fees (Note 3)	513,593	93,224	13,754
Administration fees	43,471	32,253	26,422
Custodian fees	36,385	25,079	31,373
Professional services	22,171	18,549	19,890
Registration fees	14,876	20,129	14,876
Shareholders’ services	13,494	13,095	12,976
Shareholders’ reports	10,781	4,434	3,778
Distribution fees (Open Shares)	3,095	135	93
Directors’ fees and expenses	2,429	923	74
Other†	3,831	2,669	1,924
Total gross expenses	664,126	210,490	125,160
Management fees waived and expenses reimbursed	(146,819)	(61,171)	(93,667)
Administration fees waived	—	—	(9,375)
Total net expenses	517,307	149,319	22,118
Net investment income	5,070,609	359,946	67,365

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	1,820,525	(146,298)	66,574
Foreign currency and forward currency contracts	—	—	(72,342)
Total net realized gain (loss) on investments, foreign currency and forward currency contracts	1,820,525	(146,298)	(5,768)
Net change in unrealized appreciation on:
Investments	608,392	79,322	188,589
Foreign currency and forward currency contracts	—	—	7,883
Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	608,392	79,322	196,472
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	2,428,917	(66,976)	190,704
Net increase in net assets resulting from operations	$7,499,526	$292,970	$258,069
* Net of foreign withholding taxes of	$—	$—	$1,530
†Includes interest on line of credit of	$—	$—	$81

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

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Semi-Annual Report  27

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income	$5,070,609	$10,969,988
Net realized gain (loss) on investments, foreign currency and forward currency contracts	1,820,525	1,542,878
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	608,392	(1,920,858)
Net increase (decrease) in net assets resulting from operations	7,499,526	10,592,008
Distributions to shareholders
From net investment income
Institutional Shares	(5,006,995)	(10,798,604)
Open Shares	(63,614)	(171,384)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
From return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(5,070,609)	(10,969,988)
Capital stock transactions
Net proceeds from sales
Institutional Shares	24,889,934	34,204,684
Open Shares	572,172	703,233
Net proceeds from reinvestment of distributions
Institutional Shares	4,829,300	9,819,017
Open Shares	49,905	137,208
Cost of shares redeemed
Institutional Shares	(12,278,519)	(51,250,191)
Open Shares	(955,737)	(2,459,966)
Net increase (decrease) in net assets from capital stock transactions	17,107,055	(8,846,015)
Redemption fees (Note 2(h))
Institutional Shares	223	732
Net increase in net assets from redemption fees	223	732
Total increase (decrease) in net assets	19,536,195	(9,223,263)
Net assets at beginning of period	177,774,029	186,997,292
Net assets at end of period*	$197,310,224	$177,774,029
* Includes distributions in excess of net investment income of	$(33,853)	$(33,853)
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	34,990,674	36,441,591
Shares sold	4,935,624	6,823,132
Shares issued to shareholders from reinvestment of distributions	955,673	1,961,687
Shares redeemed	(2,433,242)	(10,235,736)
Net increase (decrease)	3,458,055	(1,450,917)
Shares outstanding at end of period	38,448,729	34,990,674
Open Shares
Shares outstanding at beginning of period	520,621	842,613
Shares sold	112,531	139,453
Shares issued to shareholders from reinvestment of distributions	9,827	27,243
Shares redeemed	(187,856)	(488,688)
Net increase (decrease)	(65,498)	(321,992)
Shares outstanding at end of period	455,123	520,621

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013

$359,946	$364,660	$67,365	$129,697
(146,298)	(247,754)	(5,768)	(221,082)

79,322	(58,328)	196,472	(145,526)
292,970	58,578	258,069	(236,911)

(359,599)	(363,417)	(66,551)	—
(347)	(1,243)	(814)	—

—	(145,399)	—	(6,049)
—	(1,132)	—	(54)

—	—	—	(122,444)
—	—	—	(1,085)
(359,946)	(511,191)	(67,365)	(129,632)

43,890,650	60,022,280	1,875,675	2,134,814
—	526,200	22,418	3,658

307,079	409,379	66,540	127,668
300	2,368	814	1,139

(5,994,493)	(11,620,537)	(1,648,110)	(1,190,893)
(281,952)	(204,084)	—	—
37,921,584	49,135,606	317,337	1,076,386

—	3	—	2
—	3	—	2
37,854,608	48,682,996	508,041	709,845
68,413,370	19,730,374	5,578,586	4,868,741
$106,267,978	$68,413,370	$6,086,627	$5,578,586
$(96,446)	$(96,446)	$(22,169)	$(22,169)

6,787,754	1,913,691	580,570	473,673
4,377,960	5,968,576	193,443	216,183
30,611	40,621	6,867	13,253
(597,524)	(1,135,134)	(170,770)	(122,539)
3,811,047	4,874,063	29,540	106,897
10,598,801	6,787,754	610,110	580,570

32,684	405	5,931	5,426
—	52,360	2,345	387
30	236	84	118
(28,083)	(20,317)	—	—
(28,053)	32,279	2,429	505
4,631	32,684	8,360	5,931

Semi-Annual Report  29

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$5.01	$5.01	$4.78	$4.88	$4.70	$3.78
Income (loss) from investment operations:
Net investment income (a)	0.14	0.30	0.33	0.35	0.35	0.34
Net realized and unrealized gain (loss)	0.06	— (b)	0.23	(0.10)	0.18	0.92
Total from investment operations	0.20	0.30	0.56	0.25	0.53	1.26
Less distributions from:
Net investment income	(0.14)	(0.30)	(0.33)	(0.35)	(0.35)	(0.34)
Total distributions	(0.14)	(0.30)	(0.33)	(0.35)	(0.35)	(0.34)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$5.07	$5.01	$5.01	$4.78	$4.88	$4.70

Total Return (c)	3.95%	6.17%	12.02%	5.17%	11.78%	34.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$194,990	$175,154	$182,749	$151,278	$112,427	$87,568
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.70%	0.73%	0.71%	0.73%	0.80%	0.89%
Net investment income	5.43%	6.00%	6.67%	7.13%	7.38%	7.96%
Portfolio turnover rate	16%	22%	26%	27%	25%	17%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$5.03	$5.04	$4.80	$4.90	$4.73	$3.79
Income (loss) from investment operations:
Net investment income (a)	0.13	0.29	0.32	0.33	0.34	0.33
Net realized and unrealized gain (loss)	0.07	(0.01)	0.24	(0.10)	0.17	0.94
Total from investment operations	0.20	0.28	0.56	0.23	0.51	1.27
Less distributions from:
Net investment income	(0.13)	(0.29)	(0.32)	(0.33)	(0.34)	(0.33)
Total distributions	(0.13)	(0.29)	(0.32)	(0.33)	(0.34)	(0.33)
Redemption fees	—	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$5.10	$5.03	$5.04	$4.80	$4.90	$4.73

Total Return (c)	4.00%	5.64%	11.89%	4.89%	11.19%	34.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,320	$2,620	$4,249	$11,602	$26,266	$6,126
Ratios to average net assets (d):
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.48%	1.41%	1.24%	1.08%	1.13%	1.21%
Net investment income	5.14%	5.69%	6.37%	6.72%	7.05%	7.74%
Portfolio turnover rate	16%	22%	26%	27%	25%	17%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		2/28/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.05	0.11	0.14	0.17
Net realized and unrealized gain (loss)	(0.01)	(0.25)	0.12	0.27
Total from investment operations	0.04	(0.14)	0.26	0.44
Less distributions from:
Net investment income	(0.05)	(0.11)	(0.14)	(0.17)
Net realized gains	—	(0.03)	(0.04)	(0.04)
Total distributions	(0.05)	(0.14)	(0.18)	(0.21)
Redemption fees	—	— (b)	— (b)	— (b)
Net asset value, end of period	$10.02	$10.03	$10.31	$10.23

Total Return (c)	0.38%	–1.39%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,221	$68,086	$19,726	$11,594
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.55%	0.90%	1.41%	3.09%
Net investment income	0.97%	1.06%	1.34%	1.97%
Portfolio turnover rate	21%	161%	77%	60%

	Six Months			For the Period
Selected data for a share of capital	Ended	Year Ended		2/28/11* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.03	0.06	0.14	0.14
Net realized and unrealized gain (loss)	0.01	(0.23)	0.09	0.28
Total from investment operations	0.04	(0.17)	0.23	0.42
Less distributions from:
Net investment income	(0.03)	(0.08)	(0.11)	(0.15)
Net realized gains	—	(0.03)	(0.04)	(0.04)
Total distributions	(0.03)	(0.11)	(0.15)	(0.19)
Net asset value, end of period	$10.04	$10.03	$10.31	$10.23

Total Return (c)	0.42%	–1.70%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46	$328	$4	$103
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%
Gross expenses	12.81%	8.10%	38.11%	18.49%
Net investment income	0.64%	0.65%	1.32%	1.69%
Portfolio turnover rate	21%	161%	77%	60%

†	Unaudited.
*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

LAZARD GLOBAL FIXED INCOME PORTFOLIO

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	3/30/12* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.12	0.23	0.17
Net realized and unrealized gain (loss)	0.33	(0.65)	0.16
Total from investment operations	0.45	(0.42)	0.33
Less distributions from:
Net investment income	(0.12)	—	(0.07)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.22)	(0.10)
Total distributions	(0.12)	(0.23)	(0.17)
Redemption fees	—	— (b)	—
Net asset value, end of period	$9.84	$9.51	$10.16

Total Return (c)	4.74%	–4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,004	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.80%
Gross expenses	4.31%	4.94%	8.81%
Net investment income	2.45%	2.38%	2.24%
Portfolio turnover rate	55%	66%	47%

	Six Months		For the Period
Selected data for a share of capital	Ended	Year Ended	3/30/12* to
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.20	0.15
Net realized and unrealized gain (loss)	0.33	(0.65)	0.16
Total from investment operations	0.43	(0.45)	0.31
Less distributions from:
Net investment income	(0.10)	—	(0.06)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.19)	(0.09)
Total distributions	(0.10)	(0.20)	(0.15)
Net asset value, end of period	$9.84	$9.51	$10.16

Total Return (c)	4.59%	–4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82	$56	$55
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	21.66%	28.86%	26.46%
Net investment income	2.18%	2.09%	2.02%
Portfolio turnover rate	55%	66%	47%

†	Unaudited.
*	The Portfolio commenced operations on March 30, 2012.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2014 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than the US Equity Concentrated, Fundamental Long/Short, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2014. This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income, and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for business. Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

Semi-Annual Report  33

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of a Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2014, only Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the following Portfolios had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

34  Semi-Annual Report

Portfolio	Amount	Expiration Year

US Corporate Income	$728,156	2016
	5,346,242	2017
US Short Duration Fixed Income	125,443	N/A

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

US Short Duration Fixed Income	$50,494
Global Fixed Income	47,532

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare dividends from net investment income daily and to pay such dividends monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholders distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Expense Reductions—Excess cash in Portfolios’ demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(h) Redemption Fee—All Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly

Semi-Annual Report  35

provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through April 30, 2015 if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

US Corporate Income	0.55%	0.85%
US Short Duration Fixed Income	0.40	0.70
Global Fixed Income	0.80	1.10

During the period ended June 30, 2014, the Investment Manager waived its management fees and reimbursed the Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$139,082	$—	$6,808	$ 929
US Short Duration Fixed Income	54,657	—	135	6,379
Global Fixed Income	13,568	72,566	186	7,347

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2014, State Street waived its fees of $9,375 for the Global Fixed Income Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net

36  Semi-Annual Report

assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$47,050,188	$28,595,962
US Short Duration Fixed Income	5,243,873	2,663,327
Global Fixed Income	3,188,521	2,905,077

	US Government Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$13,162,843	$8,656,086

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2014, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

Global Fixed Income	$116,565	$320,000	1.09%	23

*	For days borrowings were outstanding.

7. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or

Semi-Annual Report  37

liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

US Corporate Income Portfolio
Corporate Bonds	$—	$188,377,478	$—	$188,377,478
Short-Term Investment	6,499,460	—	—	6,499,460
Total	$6,499,460	$188,377,478	$—	$194,876,938
US Short Duration Fixed Income Portfolio
Corporate Bonds	$—	$19,703,018	$—	$19,703,018
Municipal Bonds	—	5,762,377	—	5,762,377
US Government Securities	—	32,665,414	—	32,665,414
US Treasury Security	—	30,224,055	—	30,224,055
Short-Term Investment	5,076,641	—	—	5,076,641
Total	$5,076,641	$88,354,864	$—	$93,431,505
Global Fixed Income Portfolio
Assets:
Corporate Bonds	$—	$1,967,040	$—	$1,967,040
Foreign Government Obligations	—	3,228,824	—	3,228,824
Quasi Government Bonds	—	283,223	—	283,223
Supranationals	—	222,074	—	222,074
US Municipal Bonds	—	221,789	—	221,789
Short-Term Investment	138,737	—	—	138,737
Other Financial Instruments*
Forward Currency Contracts	—	9,183	—	9,183
Total	$138,737	$5,932,133	$—	$6,070,870
Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(34,226)	$—	$(34,226)

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

38  Semi-Annual Report

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $8,914,479 and $8,795,827, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2014:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$9,183
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$34,226

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(71,827)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$8,397

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the period ended June 30, 2014, US Corporate Income and US Short Duration Fixed Income Portfolios did not trade in derivatives.

As of June 30, 2014, the Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2014:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$9,183	$ —	$9,183

Semi-Annual Report  39

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Canadian Imperial Bank of Commerce	$66	$(66)	$—	$—
Citibank NA	3,507	(3,507)	—	—
Credit Suisse Group AG	9	—	—	9
HSBC Bank USA	5,583	(5,583)	—	—
State Street Bank and Trust Co.	18	—	—	18
Total	$9,183	$(9,156)	$—	$27

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$34,226	$—	$34,226

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
Barclays Bank PLC	$1,582	$—	$—	$1,582
BNP Paribas SA	2,170	—	—	2,170
Canadian Imperial Bank of Commerce	8,599	(66)	—	8,533
Citibank NA	6,629	(3,507)	—	3,122
HSBC Bank USA	7,633	(5,583)	—	2,050
JPMorgan Chase Bank	504	—	—	504
Royal Bank of Canada	7,109	—	—	7,109
Total	$34,226	$(9,156)	$—	$25,070

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require adjustment or disclosure in the financial statements.

40  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Franci J. Blassberg (60)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Semi-Annual Report  41

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg, who became a Director effective August 6, 2014, is an “interested person” (as defined in the Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms.Blassberg was not involved in this representation.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

42  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of its Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 33 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis, it was noted that, for at least one share class of each Portfolio, contractual management fees were at or below the median of the relevant

Semi-Annual Report  43

Group, except Global Fixed Income Portfolio (highest in the Groups for both share classes). For the Global Fixed Income Portfolio, which was the smallest fund in the Groups, the contractual advisory fee was below the Group medians.

It also was noted that, for at least one share class of all Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2014.

The Directors noted that, for the US Short Duration Fixed Income Portfolio, year-to-date 2014 and one-year performance was below median (longer-term comparisons were not considered to be relevant as the Portfolio’s strategy had changed in 2013) and that the performance of the Global Fixed Income and US Corporate Income Portfolios were generally below median.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of the Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager,

44  Semi-Annual Report

including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board would continue to monitor performance of the Portfolios.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio.

Semi-Annual Report  45

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS026

Lazard Funds Semi-Annual Report
June 30, 2014

Asset Allocation Fund

Lazard Capital Allocator Opportunistic Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overview
5	Performance Overview
6	Information About Your Portfolio's Expenses
7	Portfolio Holdings Presented by Sector
8	Portfolio of Investments
8	Lazard Capital Allocator Opportunistic Strategies Portfolio
10	Notes to Portfolio of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
23	Board of Directors and Officers Information
25	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2014, global equity markets rose steadily in comparison to a strong 2013. Stocks were somewhat volatile in the beginning of the year as investors were concerned that the US Federal Reserve (the “Fed”) might begin to raise interest rates sooner than previously expected. Regardless, broad market gains were recorded across North America, Europe, and Asia. Emerging-market equities recovered from a difficult 2013 due to an improving economic environment and despite growth concerns in China and negative market movements from the Russia-Ukraine crisis.

Global fixed-income markets performed well as interest rates declined and despite the ongoing tapering by the Fed. Emerging-market debt posted strong returns, supported by the credit-easing measures taken by the European Central Bank and the ongoing accommodative stance by the Fed.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths in pursuing the Portfolios’ investment objectives so that you, a valued shareholder in Lazard Funds, may achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overview

Capital Allocator

Most equity markets rose during the first half of 2014, driven by positive economic data points, an increase in merger-and-acquisition activity, and accommodative monetary policy. In the United States, the market shrugged off weak first-quarter GDP as this was largely attributable to one-time items associated with weather and pull-forward of activity due to tax increases. In Europe, stocks rose after the euro zone posted positive fourth-quarter GDP growth and the European Central Bank announced a broad package of measures designed to stimulate growth in the region. However, the market decline in June suggested that headwinds from languishing growth remain.

In China, concerns regarding slowing economic activity held back performance at the beginning of the period, but positive manufacturing and inflation data helped the market in the latter half. Additionally, the Chinese central bank released details of measures that should boost lending by reducing reserve requirements for some banks. Japan ended the period slightly positive as recent gains offset earlier weakness after initial concerns regarding the consumption tax hike and whether Abenomics would be able to achieve its goal of reigniting the economy abated. Local markets in the region were boosted by positive GDP data, which showed that the economy expanded at an annualized rate of 6.7% for the first quarter.

During the second quarter, emerging markets reversed their first-quarter decline and ended the period outpacing developed markets. Indian equities were among the best performers amid hope that newly elected Prime Minister Narendra Modi might bring economic and social welfare reform to the country. Despite a de-escalation of tensions in the second quarter, Russian equities were among the worst performers due to events in Crimea and the economic and diplomatic sanctions that followed.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2014, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 2.83%, while Open Shares posted a total return of 2.64%, as compared with the 6.18% return for the Morgan Stanley Capital International (MSCI®) World® Index and 5.28% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 47% of the Portfolio as of June 30, 2014, underperformed the benchmarks for the period. Positive returns were generated by investments in health care providers. However, this was offset by our holdings of momentum-trade investments in gaming, robotics, and technology, which benefited the Portfolio at the end of 2013, but rolled over in early 2014. These positions were sold during the period. The use of derivatives helped performance in Thematic investments. Three custom baskets of securities created via swaps—one focused on Japanese financials, one focused on global automotive companies, and another focused on companies that have historically outperformed in times of rising US consumption—added to returns. These investments, implemented through swap trades, were custom baskets of securities that represent unique opportunity sets based on a top-down macroeconomic investment thesis. These custom baskets are securities that do not exist in public markets, and the only way to gain the specific exposure desired was to design and build these baskets. In creating and purchasing these derivative securities, cash is collateralized to offset the purchase, and therefore the Portfolio does not incur any additional leverage. The three custom baskets of securities created via swaps were: Japanese financials (which contributed 18 basis points), Global Automotive Companies (which contributed 19 basis points), and the US consumption basket (which contributed 34 basis points).

Diversifying investments, which represented 33% of the Portfolio at the end of the period, underperformed the MSCI World Index, but performed in line with the Global Asset Allocation Blended Index. Performance of long-term Treasuries, which was additive to returns, balanced poor performance from equity exposure to global consumer staples and gold. We exited these positions during the period.

Contrarian investments, which represented 16% of the Portfolio at the end of the period, underperformed the benchmarks for the period. Exposure to emerging-market equities helped performance, but poor performance from Greek equities and lagging South Korean equity performance detracted from returns.

Discounted investments, which represented 4% of the Portfolio as of June 30, 2014, outperformed both the benchmarks during the period. An international currency basket closed-end fund and a Mexican equity closed-end fund contributed to returns during the period.

Semi-Annual Report  3

Notes to Investment Overview:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, a Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

4  Semi-Annual Report

The Lazard Funds, Inc. Performance Overview (unaudited)

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended June 30, 2014

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception	†
Capital Allocator Opportunistic Strategies Portfolio**	15.86%	9.31%	4.18%		15.54%	8.94%	3.92%
MSCI World Index	24.05%	14.99%	5.37%		24.05%	14.99%	5.46%
Global Asset Allocation Blended Index	15.94%	11.24%	5.74%		15.94%	11.24%	5.78%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Semi-Annual Report  5

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2014 through June 30, 2014 and held for the entire period.

Actual Expenses

For each Share class of the Portfolio, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolio, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio During Period 1/1/14 - 6/30/14

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,028.30	$5.13	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$1,026.40	$6.63	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

6  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2014 (unaudited)

Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	7.1%
Consumer Staples	2.7
Energy	4.2
Financials	10.4
Health Care	4.1
Industrials	8.9
Information Technology	7.7
Materials	2.9
Telecommunication Services	1.4
Utilities	1.0
Fixed Income	10.5
Short-Term Investment	39.1
Total Investments	100.0%

* Represents percentage of total investments.

Semi-Annual Report  7

The Lazard Funds, Inc. Portfolio of Investments June 30, 2014 (unaudited)

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Note | 2.1%
VelocityShares Daily Inverse VIX Medium Term ETN (a) (Identified cost $4,275,120)	96,000	$4,464,960

Exchange-Traded Funds | 54.5%
Global X FTSE Greece 20 ETF	182,020	4,095,450
iShares Global Energy ETF	88,900	4,313,428
iShares Global Industrials ETF	144,400	10,520,984
iShares MSCI Emerging Markets ETF	97,200	4,201,956
iShares MSCI France ETF	351,000	10,231,650
iShares MSCI Japan Small-Cap ETF	103,000	5,849,370
iShares MSCI South Korea Capped ETF	82,600	5,370,652
iShares North American Technology ETF	112,600	10,718,653
iShares U.S. Healthcare Providers ETF	50,900	5,233,538
PowerShares Buyback Achievers Portfolio	194,000	8,700,900
Vanguard FTSE Emerging Markets ETF	492,500	21,241,525
Vanguard Short-Term Corporate Bond ETF	212,400	17,070,588
WisdomTree Japan Hedged Equity Fund	181,400	8,953,904

Total Exchange-Traded Funds
(Identified cost $111,422,163)		116,502,598
Description	Shares	Value

Closed-End Management Investment Companies | 4.1%
Mexico Equity and Income Fund, Inc.	208,989	$3,364,723
Nuveen Diversified Currency Opportunities Fund	473,400	5,316,282

Total Closed-End Management Investment Companies (Identified cost $8,472,313)		8,681,005

Short-Term Investment | 38.9%
State Street Institutional Treasury Money Market Fund (Identified cost $83,218,407)	83,218,407	83,218,407

Total Investments | 99.6%
(Identified cost $207,388,003) (b), (c)		$212,866,970

Cash and Other Assets in Excess of Liabilities | 0.4%		809,954

Net Assets | 100.0%		$213,676,924

Forward Currency Sale Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Depreciation

EUR	SSB	08/20/14	10,228,184	$13,900,000	$14,008,041	$108,041
JPY	SSB	08/20/14	530,899,200	5,200,000	5,242,463	42,463
JPY	SSB	08/20/14	534,906,750	5,250,000	5,282,036	32,036
Total Forward Currency Sale Contracts				$24,350,000	$24,532,540	182,540

The accompanying notes are an integral part of these financial statements.

8  Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Total Return Swap Agreements open at June 30, 2014:

Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Receive	Unrealized Appreciation

USD	GSC	5,238	03/19/15	1 Month USD LIBOR plus 0.60%	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	$81,885
USD	GSC	9,215	05/25/15	1 Month USD LIBOR plus 0.45%	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	130,200
USD	GSC	10,923	05/25/15	1 Month USD LIBOR plus 0.40%	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	24,273
USD	GSC	6,419	06/30/15	1 Month USD LIBOR plus 0.40%	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	50,406
Total unrealized appreciation on Total Return Swap Agreements						$286,764

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  9

The Lazard Funds, Inc. Notes to Portfolio of Investments June 30, 2014 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $207,388,003, aggregate gross unrealized appreciation was $5,852,674, aggregate gross unrealized depreciation was $373,707, and the net unrealized appreciation was $5,478,967.
(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Abbreviations:
ETF	—	Exchange-Traded Fund
ETN	—	Exchange-Traded Note
EUR	—	Euro
GSC	—	Goldman Sachs Group AG
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
USD	—	United States Dollar
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

The Lazard Funds, Inc. Statement of Assets and Liabilities (unaudited)

Lazard Capital Allocator
Opportunistic Strategies
June 30, 2014	Portfolio

ASSETS
Investments in securities, at value	$212,866,970
Cash	205,865
Receivables for:
Dividends and interest	663,244
Capital stock sold	11,773
Gross unrealized appreciation on swap agreements	286,764
Total assets	214,034,616

LIABILITIES
Payables for:
Management fees	148,279
Accrued directors’ fees	1,447
Accrued distribution fees	640
Capital stock redeemed	526
Gross unrealized depreciation on forward currency contracts	182,540
Premium for swap agreements written	3,934
Other accrued expenses and payables	20,326
Total liabilities	357,692
Net assets	$213,676,924

NET ASSETS
Paid in capital	$196,774,895
Distributions in excess of net investment income	(2,922,481)
Accumulated net realized gain	14,241,123
Net unrealized appreciation (depreciation) on:
Investments	5,478,967
Foreign currency and forward currency contracts	(182,344)
Swap agreements	286,764
Net assets	$213,676,924

Institutional Shares
Net assets	$210,357,484
Shares of capital stock outstanding*	19,973,912
Net asset value, offering and redemption price per share	$10.53

Open Shares
Net assets	$3,319,440
Shares of capital stock outstanding*	315,713
Net asset value, offering and redemption price per share	$10.51

Cost of investments in securities	$207,388,003

* $0.001 par value, 6,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

The Lazard Funds, Inc. Statement of Operations (unaudited)

Lazard Capital Allocator
Opportunistic Strategies
For the Six Months Ended June 30, 2014	Portfolio

Investment Income

Income
Dividends	$1,576,686

Expenses
Management fees (Note 3)	1,044,992
Administration fees	45,695
Custodian fees	27,946
Professional services	27,030
Registration fees	14,877
Shareholders’ reports	14,196
Shareholders’ services	13,563
Distribution fees (Open Shares)	3,547
Directors’ fees and expenses	2,821
Other	4,082
Total gross expenses	1,198,749
Management fees waived	(128,600)
Total net expenses	1,070,149
Net investment income	506,537

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	12,751,747
Foreign currency and forward currency contracts	(4,130)
Swap agreements	1,749,333
Total net realized gain on investments, foreign currency, forward currency contracts and swap agreements	14,496,950
Net change in unrealized depreciation on:
Investments	(8,851,544)
Foreign currency and forward currency contracts	(182,775)
Swap agreements	(31,290)
Total net change in unrealized depreciation on investments, foreign currency, forward currency contracts and swap agreements	(9,065,609)
Net realized and unrealized gain on investments, foreign currency, forward currency contracts and swap agreements	5,431,341
Net increase in net assets resulting from operations	$5,937,878

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio
	Six Months Ended	Year Ended
	June 30, 2014	December 31,
	(unaudited)	2013

Increase (Decrease) in Net Assets

Operations
Net investment income	$506,537	$2,003,674
Net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	14,496,950	14,298,869
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and swap agreements	(9,065,609)	9,822,665
Net increase in net assets resulting from operations	5,937,878	26,125,208

Distributions to shareholders
From net investment income
Institutional Shares	—	(9,658,755)
Open Shares	—	(105,748)
From net realized gains
Institutional Shares	—	(10,495,960)
Open Shares	—	(122,735)
Net decrease in net assets resulting from distributions	—	(20,383,198)

Capital stock transactions
Net proceeds from sales
Institutional Shares	22,072,417	38,927,488
Open Shares	932,141	565,093
Net proceeds from reinvestment of distributions
Institutional Shares	—	19,042,016
Open Shares	—	219,942
Cost of shares redeemed
Institutional Shares	(31,731,675)	(74,468,014)
Open Shares	(311,167)	(1,336,706)
Net decrease in net assets from capital stock transactions	(9,038,284)	(17,050,181)

Redemption fees (Note 2(j))
Institutional Shares	232	3,612
Open Shares	5	—
Net increase in net assets from redemption fees	237	3,612
Total decrease in net assets	(3,100,169)	(11,304,559)
Net assets at beginning of period	216,777,093	228,081,652
Net assets at end of period*	$213,676,924	$216,777,093
* Includes distributions in excess of net investment income of	$(2,922,481)	$(3,429,018)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	20,912,934	22,422,647
Shares sold	2,161,542	3,776,598
Shares issued to shareholders from reinvestment of distributions	—	1,880,973
Shares redeemed	(3,100,564)	(7,167,284)
Net decrease	(939,022)	(1,509,713)
Shares outstanding at end of period	19,973,912	20,912,934

Open Shares
Shares outstanding at beginning of period	255,504	308,937
Shares sold	90,775	55,083
Shares issued to shareholders from reinvestment of distributions	—	21,717
Shares redeemed	(30,566)	(130,233)
Net increase (decrease)	60,209	(53,433)
Shares outstanding at end of period	315,713	255,504

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of period	$10.24	$10.03	$9.26	$9.96	$8.80	$7.36
Income (loss) from investment operations:
Net investment income (a)	0.02	0.09	0.11	0.12	0.12	0.14
Net realized and unrealized gain (loss)	0.27	1.12	0.74	(0.45)	1.16	1.42
Total from investment operations	0.29	1.21	0.85	(0.33)	1.28	1.56
Less distributions from:
Net investment income	—	(0.48)	(0.08)	(0.13)	(0.12)	(0.12)
Net realized gains	—	(0.52)	—	(0.24)	—	—
Total distributions	—	(1.00)	(0.08)	(0.37)	(0.12)	(0.12)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$10.53	$10.24	$10.03	$9.26	$9.96	$8.80

Total Return (c)	2.83%	12.22%	9.16%	-3.28%	14.58%	21.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$210,357	$214,161	$224,982	$258,832	$239,403	$195,939
Ratios to average net assets (d):
Net expenses	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.14%	1.13%	1.12%	1.13%	1.13%	1.16%
Net investment income	0.49%	0.89%	1.13%	1.25%	1.36%	1.72%
Portfolio turnover rate	108%	193%	139%	155%	117%	113%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of period	$10.24	$10.03	$9.26	$9.97	$8.80	$7.37
Income (loss) from investment operations:
Net investment income (a)	0.01	0.06	0.07	0.08	0.06	0.12
Net realized and unrealized gain (loss)	0.26	1.12	0.75	(0.45)	1.20	1.41
Total from investment operations	0.27	1.18	0.82	(0.37)	1.26	1.53
Less distributions from:
Net investment income	—	(0.45)	(0.05)	(0.10)	(0.09)	(0.10)
Net realized gains	—	(0.52)	—	(0.24)	—	—
Total distributions	—	(0.97)	(0.05)	(0.34)	(0.09)	(0.10)
Redemption fees	— (b)	—	—	— (b)	— (b)	— (b)
Net asset value, end of period	$10.51	$10.24	$10.03	$9.26	$9.97	$8.80

Total Return (c)	2.64%	11.90%	8.84%	-3.72%	14.35%	20.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,319	$2,616	$3,099	$6,111	$7,163	$16,856
Ratios to average net assets (d):
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses	1.85%	1.84%	1.67%	1.57%	1.52%	1.44%
Net investment income	0.29%	0.60%	0.69%	0.77%	0.66%	1.44%
Portfolio turnover rate	108%	193%	139%	155%	117%	113%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2014 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Fundamental Long/Short Portfolio (commenced investment operations on April 30, 2014), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio (formerly, Lazard Emerging Markets Multi-Strategy Portfolio), Lazard Emerging Markets Debt Portfolio, Lazard Emerging Markets Income Portfolio (commenced investment operations on April 30, 2014), Lazard Explorer Total Return Portfolio, Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard Global Fixed Income Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard Capital Allocator Opportunistic Strategies Portfolio, and Lazard Global Dynamic Multi Asset Portfolio (formerly, Lazard Multi-Asset Targeted Volatility Portfolio). All Portfolios, other than the US Equity Concentrated, Fundamental Long/Short, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, US Realty Equity and Global Realty Equity Portfolios, are operated as “diversified” funds, as defined in the Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2014. This report includes only the financial statements of Capital Allocator Opportunistic Strategies Portfolio (the “Portfolio”). The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Shares class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2014, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and only US Strategic Equity Portfolio had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of se-

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curity, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of a Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or in over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could

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then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2014, the Portfolio had no transactions in purchased and written options.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the period ended June 30, 2014, the Portfolio traded in swap agreements with an average notional amount, which is indicative of the volume for the period, of $15,047,599.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the Portfolio had no unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the Portfolio elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 of $202,118.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolio’s 2013 tax returns.

(g) Dividends and Distributions—Dividends from net investment income, if any, on shares of the Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholders distributions may result in reclassifications among certain capital accounts.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

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(i) Expense Reductions—Excess cash in Portfolios’ demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(j) Redemption Fee—All Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by the Portfolio monthly, at the annual rate of 1.00%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolio through April 30, 2015 if annualized operating expenses exceed 1.02% and 1.32% of average daily net assets for the Institutional Shares and Open Shares, respectively.

During the period ended June 30, 2014, the Investment Manager waived its management fees of $121,115 and $7,485 for the Institutional Shares and Open Shares, respectively.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and

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held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were $176,019,988 and $234,822,871, respectively.

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears.

During the period ended June 30, 2014, the Portfolio had no borrowings under the Agreement.

7. Non-US Securities Investment Risks

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assump-

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tions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolio’s investments by each fair value hierarchy level as of June 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2014

Assets:
Exchange-Traded Note	$4,464,960	$—	$—	$4,464,960
Exchange-Traded Funds	116,502,598	—	—	116,502,598
Closed-End Management Investment Companies	8,681,005	—	—	8,681,005
Short-Term Investment	83,218,407	—	—	83,218,407
Other Financial Instruments*
Total Return Swap Agreements	—	286,764	—	286,764
Total	$212,866,970	$286,764	$—	$213,153,734

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(182,540)	$—	$(182,540)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The swap agreements included in Level 2 were valued by an independent pricing service.

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

For further information regarding security characteristics see Portfolio of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired return.

During the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $0 and $25,086,946, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2014:

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Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreements	$286,764
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$182,540

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on total return swap agreements	$1,749,333
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(3,211)
Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on total return swap agreements	$(31,290)
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(182,540)

See Notes 2(c), 2(d) and 2(e) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2014, the Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the Portfolio is presented in the below table, as of June 30, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Total Return Swap Agreements	$286,764	$—	$286,764

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Goldman Sachs Group AG	$286,764	$—	$—	$286,764

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$182,540	$—	$182,540

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		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
State Street Bank and Trust Co.	$182,540	$—	$—	$182,540

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require adjustment or disclosure in the financial statements.

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The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (69)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (70)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Franci J. Blassberg (60)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

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(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg, who became a Director effective August 6, 2014, is an “interested person” (as defined in the Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

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The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 33 active funds comprised approximately $25 billion (as of April 30, 2014) of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global in-

vestment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios, as applicable; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Strategic Insight’s analysis, it was noted that, for at least one share class of the Portfolios, contractual management fees were at or below the median of the relevant Group. It also was noted that, for at least one share class of each Portfolio, expense ratios were at or below the medians of those of the funds in the relevant Group. The Directors

Semi-Annual Report  25

considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for the Portfolios and that the Investment Manager was waiving management fees and/or reimbursing expenses for the Portfolios.

The Directors also considered management fees paid to the Investment Manager by any funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies, if any (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. As applicable, representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared the Capital Allocator Opportunistic Strategies Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2014. The Directors noted that one or both share classes of Capital Allocator Opportunistic Strategies Portfolio was at or above the median of the Group and/or Category for most periods.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for the Capital Allocator Opportunistic Strategies Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of the Portfolio’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in the period under review, and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentage for the Capital Allocator Opportunistic Strategies Portfolio was within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Portfolio, including the size of the Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, if a Portfolio had declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

26  Semi-Annual Report

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was generally satisfied with the overall performance of the Capital Allocator Opportunistic Strategies Portfolio.
•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund, on behalf of each Portfolio, was in the best interests of the Portfolio.

Semi-Annual Report  27

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 5, 2014

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 5, 2014